                      THE GOLDMAN SACHS EQUITY PORTFOLIOS

                       SUPPLEMENT DATED FEBRUARY 1, 1996
  TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 1, 1995

  The class of shares of each Fund offered by the accompanying Prospectus has been designated as the Class A Shares.

  Effective, February 1, 1996, the Investment Advisers and GSAM have voluntarily agreed to limit their advisory and administration fees to the following (as a percentage of average daily net assets): Select Equity Fund-- 0.44% and 0.15%, International Equity Fund--0.71% and 0.15% and Asia Growth Fund--0.71% and 0.15%. In addition, the Investment Advisers and GSAM have voluntarily agreed to reduce or limit certain "Other Expenses" of Select Equity, Growth and Income, International Equity and Asia Growth Funds to 0.06%, 0.11%, 0.24% and 0.24%, respectively, of such Funds' average daily net assets. "Other Expenses" do not include transfer agency fees (estimated to be 0.15%, 0.15%, 0.11% and 0.15%, respectively of Select Equity, Growth and Income, International Equity and Asia Growth Funds' average daily net assets), advisory, administration, distribution and authorized dealer service fees, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses. The Investment Advisers and GSAM have no current intention of modifying or discontinuing any of such limitations but may do so in the future at their discretion. In addition, effective February 1, 1996, Goldman, Sachs & Co. will no longer waive its entire distribution fee with respect to the International Equity and Asia Growth Funds. These distribution fees will be equal to, on an annual basis, 0.21% of Select Equity, International Equity and Asia Growth Funds average daily net assets.

  THE FOLLOWING REPLACES THE FEES AND EXPENSES TABLE AND SUPPLEMENTS THE INFORMATION UNDER THE "MANAGEMENT" SECTION IN THE ACCOMPANYING PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION EFFECTIVE FEBRUARY 1, 1996:

                               FEES AND EXPENSES

                                               GROWTH               SMALL
                                     SELECT     AND      CAPITAL     CAP      INT'L      ASIA
                          BALANCED   EQUITY    INCOME    GROWTH     EQUITY    EQUITY    GROWTH
                            FUND      FUND      FUND      FUND       FUND      FUND      FUND
                          --------   ------    ------    -------    ------    ------    ------
SHAREHOLDER TRANSACTION
 EXPENSES:
Maximum Sales Charge
 Imposed on
 Purchases/1/...........     5.5%      5.5%      5.5%      5.5%       5.5%      5.5%      5.5%
Maximum Sales Charge
 Imposed on Reinvested
 Dividends..............    none      none      none      none       none      none      none
Redemption Fees/2/......    none      none      none      none       none      none      none
Exchange Fees/2/........    none      none      none      none       none      none      none
ANNUAL FUND OPERATING
 EXPENSES:
 (as a percentage of
  average daily net
  assets)
  Management Fees
   (including, after
   applicable
   limitations, advisory
   and administration
   fees)................    0.65%     0.59%     0.70%     1.00%      1.00%     0.86%     0.86%
  Distribution (Rule
   12b-1) Fees/3/ (after
   applicable
   limitations).........    0.00%     0.21%     0.00%     0.00%      0.00%     0.21%     0.21%
  Other Expenses:
   Authorized Dealer
    Service Fees........    0.25%     0.25%     0.25%     0.25%      0.25%     0.25%     0.25%
   Other Expenses (after
    applicable
    limitations)........    0.10%/4/  0.21%/6/  0.26%/6/  0.13%      0.28%     0.35%/6/  0.39%/6/
                            ----      ----      ----      ----       ----      ----      ----
TOTAL FUND OPERATING
 EXPENSES (AFTER FEE AND
 EXPENSE LIMITATION)....    1.00%/5/  1.26%/6/  1.21%/6/  1.38%/5/   1.53%/5/  1.67%/6/  1.71%/6/
                            ====      ====      ====      ====       ====      ====      ====

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment (including the maximum sales charge) assuming (i) a 5% annual return and (ii) redemption at the end of each time period.

     FUND                                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
     ----                                        ------ ------- ------- --------
Balanced Fund...................................    $65    $ 85    $N/A     $N/A
Select Equity Fund..............................     67      93     120      199
Growth and Income Fund..........................     67      91     118      194
Capital Growth Fund.............................     68      96     126      212
Small Cap Equity Fund...........................     70     101     134      227
International Equity Fund.......................     71     105     141      242
Asia Growth Fund................................     71     106     143      246

---------------------
/1/ As a percentage of the offering price. No sales charge is imposed on purchases by certain classes of investors. See "How to Invest--Offering Price."

/2/ A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Portfolios or units of the ILA Portfolios and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve month period. A fee of $12.50 may be charged for each subsequent exchange during such period. See "How to Invest--Exchange Privilege." A contingent deferred sales charge may be imposed in connection with certain redemptions of shares sold without an initial sales charge to certain participant-directed plans. See "How to Invest--Participant-Directed Plans." The transfer agency fee incurred with respect to the Class A Shares of each Fund is based on a fixed per account charge plus transaction fees. See "Management--Distributor and Transfer Agent."

/3/ Goldman Sachs voluntarily has agreed to waive the entire distribution fee payable by the Balanced, Growth and Income, Capital Growth and Small Cap Equity Funds. In addition, Goldman Sachs voluntarily has agreed to waive a portion of the distribution fee payable by the Select Equity, International Equity and Asia Growth Funds. Goldman Sachs has no current intention of modifying or discontinuing such limitations but may do so in the future at its discretion. Without this waiver, the distribution fees payable by these Funds would be 0.25% annually of average daily net assets and the Funds' Total Operating Expenses would be correspondingly higher. During the fiscal year ended January 31, 1995, the Authorized Dealer Service Plan was not in existence and the Distribution (Rule 12b-1) Fees with respect to all the Funds (including those referred to above) were contractually set at 0.50%. However, during that period, Goldman Sachs agreed to limit the amount of the fees payable by the Funds under their distribution plan to 0.25%. Because of the Distribution Plans, long-term Class A shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.'s rules regarding investment companies.

/4/ The Investment Adviser has voluntarily agreed to reduce or limit certain
    "Other Expenses" of the Balanced Fund (excluding advisory, administration, distribution and authorized dealer service fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.10% of the average daily net assets of the Balanced Fund. The Investment Adviser to the Fund has no current intention of modifying or discontinuing such limitation but may do so in the future at its discretion.

/5/ Based on estimated amounts for the current fiscal year. If Goldman Sachs and the Investment Advisers had not agreed to the limits described above, the "Other Expenses" and "Total Operating Expenses," respectively, of the Funds would be (as a percentage of average daily net assets): Balanced-- 0.55% and 1.70%, Capital Growth--0.13% and 1.63% and Small Cap Equity-- 0.28% and 1.78%. The annual "Management Fees," "Distribution Fees," "Other Expenses" and "Total Operating Expenses," respectively, incurred by each Fund during the fiscal year ended January 31, 1995 (expressed as a percentage of average daily net assets after fee adjustments and expense limitations) were as follows: Balanced--0.65%, 0.25%, 0.10% and 1.00%, Capital Growth--1.00%, 0.25%, 0.13% and 1.38% and Small Cap Equity--1.00%, 0.25%, 0.28% and 1.53%. See "Management--Investment Advisers, Subadviser and Administrator" and "Distribution and Authorized Dealer Service Plan."


/6/ Based on estimated amounts effective February 1, 1996. The Investment
    Advisers and GSAM have voluntarily agreed to limit their advisory and administration fees to the following, respectively, (as a percentage of average daily net assets): Select Equity Fund--0.44% and 0.15%, International Equity Fund--0.71% and 0.15% and Asia Growth Fund--0.71% and 0.15%. In addition, the Investment Advisers and GSAM have voluntarily agreed to reduce or limit certain "Other Expenses" of the Select Equity, Growth and Income, International Equity and Asia Growth Funds (excluding transfer agency fees estimated to be 0.15%, 0.15%, 0.11% and 0.15%, respectively, of average daily net assets, advisory, administration, distribution and authorized dealer service fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.06%, 0.11%, 0.24% and 0.24%, respectively, of the Select Equity, Growth and Income, International Equity and Asia Growth Fund's average daily net assets. The Investment Advisers and GSAM have no current intention of modifying or discontinuing any of such limitations but may do so in the future at their discretion. Without such limitations, "Management Fees," "Other Expenses" and "Total Operating Expenses," respectively, estimated to be incurred by each Fund would be as follows: Select Equity--0.75%, 0.38% and 1.63%, Growth and Income--0.70%, 0.26%and 1.46%, International Equity-- 1.00%, 0.45% and 1.95% and Asia Growth--1.00%, 0.50% and 2.00%. The annual
    "Management Fees," "Distribution Fees," "Other Expenses" and "Total Operating Expenses," respectively, incurred by the Select Equity, Growth and Income, International Equity and Asia Growth Funds during the fiscal year ended January 31, 1995 (expressed as a percentage of average daily net assets after fee adjustments) were as follows: Select Equity--0.75%, 0.25%, 0.38% and 1.38%, Growth and Income--0.70%, 0.25%, 0.30% and 1.25%,
    International Equity--1.00%, 0.25%, 0.48% and 1.73% and Asia Growth--1.00%, 0.25%, 0.65% and 1.90%.

  The information with respect to the Funds set forth in the foregoing table and hypothetical example relates only to Class A Shares (the class offered by the Prospectus). The Select Equity, Growth and Income, International Equity and Asia Growth Funds, but not the other Funds, also offer Institutional and Service Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding Institutional and Service Shares may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover page of this Prospectus.

  The purpose of the foregoing table is to assist investors in understanding the various costs and expenses of a Fund that an investor in Class A Shares will bear directly or indirectly. Since the Funds have changed and/or lowered their historical fees, the costs and expenses included in the table and hypothetical example above are based on estimated fees and expenses. The information on cost and expenses included in the table and the hypothetical example above should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers, Subadviser and Administrator."

                             FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR A CLASS A SHARE OF THE BALANCED, SELECT EQUITY, GROWTH AND INCOME, CAPITAL GROWTH, SMALL CAP EQUITY, INTERNATIONAL EQUITY AND ASIA GROWTH
  FUNDS AND FOR AN INSTITUTIONAL SHARE OF THE SELECT EQUITY FUND OUTSTANDING
                            THROUGHOUT EACH PERIOD

  The following data with respect to a Class A Share of Balanced, Select Equity, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds outstanding during the periods indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the year ended January 31, 1995. The following data with respect to a Class A Share and Institutional Share of the Select Equity Fund and a Class A Share of the Balanced, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds outstanding during the period ended July 31, 1995 has been derived from unaudited financial statements prepared by the Company. This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. These reports also contain performance information and are available upon request and without charge by writing to one of the addresses on the back cover of this Prospectus. Prior to the existence of Institutional Shares of a Fund any outstanding shares are deemed to be Class A Shares for purposes of the following data. No Service Shares of the Funds were outstanding during the periods indicated.

-------------------------------------------------------------------------------

               BALANCED FUND                 FOR THE SIX MONTHS FOR THE PERIOD
                                                   ENDED            ENDED
                                                  JULY 31,       JANUARY 31,
                                                    1995           1995(a)
                                             ------------------ --------------
                                                (UNAUDITED)
Net asset value, beginning of period.......       $ 14.22           $14.18
                                                  -------           ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.....................          0.22             0.10
 Net realized and unrealized gain on in-
  vestment transactions....................          2.18             0.02
                                                  -------           ------
 Total income from investment operations...          2.40             0.12
                                                  -------           ------
DISTRIBUTIONS TO SHAREHOLDERS:
 Total net investment income...............         (0.20)           (0.08)
                                                  -------           ------
 Total distributions to shareholders.......         (0.20)           (0.08)
                                                  -------           ------
Net increase in net asset value............          2.20             0.04
                                                  -------           ------
Net asset value, end of period.............       $ 16.42           $14.22
                                                  =======           ======
Total return(b)............................         16.96%(d)         0.87 %(d)
Ratio of net expenses to average net as-
 sets......................................          1.00%(c)         1.00 %(c)
Ratio of net investment income to average
 net assets................................          3.55%(c)         3.39 %(c)
Portfolio turnover rate....................        136.11%(d)        14.71 %(d)
Net assets at end of period (in thousands).       $30,000           $7,510
RATIOS ASSUMING NO VOLUNTARY WAIVER OF DIS-
 TRIBUTION FEES OR EXPENSE LIMITATIONS:
 Ratio of expenses to average net assets...          2.72%(c)         8.29 %(c)
 Ratio of net investment loss to average
  net assets...............................          1.83%(c)        (3.90)%(c)

---------------------
(a) For the period from October 12, 1994 (commencement of operations) to January 31, 1995.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
(c) Annualized.
(d) Not annualized.

-------------------------------------------------------------------------------

   SELECT EQUITY FUND     FOR THE PERIODS ENDED         FOR THE YEAR ENDED          FOR THE
                                JULY 31,                   JANUARY 31,            PERIOD ENDED
                          -------------------------  ---------------------------  JANUARY 31,
                           1995           1995        1995      1994      1993        1992
                          CLASS A     INSTITUTIONAL  CLASS A   CLASS A  CLASS A     CLASS A
                          SHARES        SHARES(e)    SHARES    SHARES    SHARES    SHARES(a)
                          -------     -------------  -------   -------  --------  ------------
                               (UNAUDITED)
Net asset value,
 beginning of period....  $ 14.61        $ 16.97     $ 15.93   $ 15.46  $  15.05    $  14.17
                          -------        -------     -------   -------  --------    --------
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
 Net investment income..     0.11           0.01        0.20      0.17      0.22        0.11
 Net realized and
  unrealized gain (loss)
  on investments,
  options and futures...     3.32           1.08       (0.38)     2.08      0.41        0.88
                          -------        -------     -------   -------  --------    --------
 Total income (loss)
  from investment
  operations............     3.43           1.09       (0.18)     2.25      0.63        0.99
                          -------        -------     -------   -------  --------    --------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income..      --             --        (0.20)    (0.17)    (0.22)      (0.11)
 Net realized gain on
  investment and futures
  transactions..........      --             --        (0.94)    (1.61)      --          --
                          -------        -------     -------   -------  --------    --------
 Total distributions to
  shareholders..........      --             --        (1.14)    (1.78)    (0.22)      (0.11)
                          -------        -------     -------   -------  --------    --------
Net increase (decrease)
 in net asset value.....     3.43           1.09       (1.32)     0.47      0.41        0.88
                          -------        -------     -------   -------  --------    --------
Net asset value, end of
 period.................  $ 18.04        $ 18.06     $ 14.61   $ 15.93  $  15.46    $  15.05
                          =======        =======     =======   =======  ========    ========
Total return(b).........    23.48%(d)       6.42%(d)   (1.10)%   15.12%     4.30%       7.01%(d)
Ratio of net expenses to
 average net assets.....     1.28%(c)       0.65%(c)    1.38 %    1.42%     1.28%       1.57%(c)
Ratio of net investment
 income to average net
 assets.................     1.06%(c)       0.88%(c)    1.33 %    0.92%     1.30%       1.24%(c)
Portfolio turnover rate.    27.65%(d)      27.65%(d)   56.18 %   87.73%   144.93%     135.02%(c)
Net assets at end of
 period ($ in
 thousands).............  $94,944        $44,157     $94,968   $92,769  $117,757    $151,142
RATIOS ASSUMING NO
 VOLUNTARY WAIVER OF
 FEES OR EXPENSE
 LIMITATIONS:
 Ratio of expenses to
  average net assets....     1.56%(c)       0.96%(c)    1.63 %    1.67%     1.53%       1.82%(c)
 Ratio of net investment
  income to average net
  assets................     0.78%(c)       0.57%(c)    1.08 %    0.67%     1.05%       0.99%(c)

-------------------------------------------------------------------------------

 GROWTH AND INCOME FUND       FOR THE          FOR THE            FOR THE
                            SIX MONTHS           YEAR             PERIOD
                               ENDED            ENDED              ENDED
                           JULY 31, 1995   JANUARY 31, 1995 JANUARY 31, 1994(g)
                           -------------   ---------------- -------------------
                            (UNAUDITED)
Net asset value at
 beginning of period.....    $  15.80          $  15.79           $ 14.18
                             --------          --------           -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income...        0.17              0.20(f)           0.15
 Net realized and
  unrealized gain on
  investments and
  options................        3.13              0.30(f)           1.68
                             --------          --------           -------
 Total income from
  investment operations..        3.30              0.50              1.83
                             --------          --------           -------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income.................       (0.13)            (0.20)            (0.15)
 From net realized gain
  on investment and
  option transactions....          --             (0.33)            (0.06)
 In excess of net
  investment income......          --             (0.07)            (0.01)
                             --------          --------           -------
 Total distributions to
  shareholders...........       (0.13)            (0.60)            (0.22)
                             --------          --------           -------
Additional paid-in
 capital.................          --              0.11(f)            --
Net increase in net asset
 value...................        3.17              0.01              1.61
                             --------          --------           -------
Net asset value, end of
 period..................    $  18.97          $  15.80           $ 15.79
                             ========          ========           =======
Total return(b)..........       20.91%(d)          3.97%            13.08 %(d)
Ratio of net expenses to
 average net assets......        1.22%(c)          1.25%             1.25 %(c)
Ratio of net investment
 income to average net
 assets..................        1.78%(c)          1.28%             1.23 %(c)
Portfolio turnover rate..       48.69%(d)         71.80%           102.23 %(d)
Net assets at end of
 period ($ in thousands).    $324,036          $193,772           $41,528
RATIOS ASSUMING NO
 VOLUNTARY WAIVER OF
 DISTRIBUTION FEES AND
 EXPENSE LIMITATIONS:
 Ratio of expenses to
  average net assets.....        1.47%(c)          1.58%             3.24 %(c)
 Ratio of net investment
  income (loss) to
  average net assets.....        1.53%(c)          0.95%            (0.76)%(c)

---------------------
(a) For the period from May 24, 1991 (commencement of operations) to January 31, 1992.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account. For the year ended January 31, 1995, total return for Growth and Income Fund, excluding additional paid in capital, would have been 3.34%.
(c) Annualized.
(d) Not annualized.
(e) Institutional shares commenced operations on June 15, 1995.
(f) Calculated based on the average shares outstanding methodology.
(g) For the period from February 5, 1993 (commencement of operations) to January 31, 1994.

-------------------------------------------------------------------------------

  CAPITAL GROWTH FUND                                FOR THE YEAR
                          FOR THE SIX                    ENDED                      FOR THE PERIOD
                          MONTHS ENDED                JANUARY 31,                       ENDED
                            JULY 31,      ----------------------------------------   JANUARY 31,
                              1995          1995       1994       1993      1992       1991(a)
                          ------------    --------   --------   --------  --------  --------------
                          (UNAUDITED)
Net asset value at
 beginning of period....   $    13.67     $  15.96   $  14.64   $  13.65  $  11.10     $  11.34
                           ----------     --------   --------   --------  --------     --------
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
 Net investment income..         0.04         0.03       0.02       0.06      0.28         0.34
 Net realized and
  unrealized gain (loss)
  on investments,
  options and futures...         3.19        (0.69)      2.40       2.28      2.90        (0.27)
                           ----------     --------   --------   --------  --------     --------
 Total income (loss)
  from investment
  operations............         3.23        (0.66)      2.42       2.34      3.18         0.07
                           ----------     --------   --------   --------  --------     --------
DISTRIBUTIONS TO SHARE-
 HOLDERS:
 From net investment
  income................          --         (0.01)     (0.01)     (0.07)    (0.31)       (0.31)
 From net realized gain
  on investments,
  options and futures...          --         (1.62)     (1.07)     (1.28)    (0.32)         --
 In excess of net
  investment income.....          --           --       (0.02)       --        --           --
                           ----------     --------   --------   --------  --------     --------
 Total distributions to
  shareholders..........          --         (1.63)     (1.10)     (1.35)    (0.63)       (0.31)
                           ----------     --------   --------   --------  --------     --------
Net increase (decrease)
 in net asset value.....         3.23        (2.29)      1.32       0.99      2.55        (0.24)
                           ----------     --------   --------   --------  --------     --------
Net asset value, end of
 period.................   $    16.90     $  13.67   $  15.96   $  14.64  $  13.65     $  11.10
                           ==========     ========   ========   ========  ========     ========
Total return(b).........        23.63%(d)    (4.38)%    16.89 %    18.01%    29.31%        0.84%(d)
Ratio of net expenses to
 average net assets.....         1.35%(c)     1.38 %     1.38 %     1.41%     1.53%        1.27%(d)
Ratio of net investment
 income to average net
 assets.................         0.55%(c)     0.16 %     0.13 %     0.42%     2.09%        3.24%(d)
Portfolio turnover rate.        13.26%(d)    38.36 %    36.12 %    58.93%    48.93%       35.63%(d)
Net assets at end of
 period (in thousands)..   $1,027,283     $862,105   $833,682   $665,976  $500,307     $437,533
RATIOS ASSUMING NO
 VOLUNTARY WAIVER OF
 DISTRIBUTION FEES:
 Ratio of expenses to
  average net assets....         1.60%(c)     1.63 %     1.63 %     1.66%     1.78%        1.47%(d)
 Ratio of net investment
  income (loss) to
  average net assets....         0.30%(c)    (0.09)%    (0.12)%     0.17%     1.84%        3.04%(d)

-------------------------------------------------------------------------------

  SMALL CAP EQUITY FUND                     FOR THE PERIOD
                           FOR THE SIX           ENDED           FOR THE PERIOD
                           MONTHS ENDED       JANUARY 31,            ENDED
                             JULY 31,      -------------------    JANUARY 31,
                               1995          1995       1994        1993(e)
                           ------------    --------   --------   --------------
                           (UNAUDITED)
Net asset value,
 beginning of period.....    $  16.14      $  20.67   $  16.68      $ 14.18
                             --------      --------   --------      -------
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
 Net investment income
  (loss).................       (0.06)        (0.07)     (0.04)        0.03
 Net realized and
  unrealized gain (loss)
  on investments, options
  and futures............        1.62         (3.53)      5.03         2.50
                             --------      --------   --------      -------
 Total income (loss) from
  investment operations..        1.56         (3.60)      4.99         2.53
                             --------      --------   --------      -------
DISTRIBUTIONS TO SHARE-
 HOLDERS:
 From net investment
  income.................         --            --         --         (0.03)
 From net realized gain
  on investment, option
  and futures
  transactions...........         --          (0.69)     (1.00)         --
 In excess of realized
  gains on investment,
  option and futures
  transactions...........         --          (0.24)       --           --
                             --------      --------   --------      -------
 Total distributions to
  shareholders...........         --          (0.93)     (1.00)       (0.03)
                             --------      --------   --------      -------
Net increase (decrease)
 in net asset value......        1.56         (4.53)      3.99         2.50
                             --------      --------   --------      -------
Net asset value, end of
 period..................    $  17.70      $  16.14   $  20.67      $ 16.68
                             ========      ========   ========      =======
Total return(b)..........        9.67 %(d)   (17.53)%    30.13 %      17.86 %(d)
Ratio of net expenses to
 average net assets......        1.40 %(c)     1.53 %     1.60 %       1.65 %(c)
Ratio of net investment
 income (loss) to average
 net assets..............       (0.45)%(c)    (0.53)%    (0.45)%       0.62 %(c)
Portfolio turnover rate..       28.01 %(d)    43.67 %    56.81 %       7.12 %(c)
Net assets at end of
 period (in thousands)...    $297,453      $319,487   $261,074      $59,339
RATIOS ASSUMING NO
 VOLUNTARY WAIVER OF
 DISTRIBUTION FEES:
 Ratio of expenses to
  average net assets.....        1.65 %(c)     1.78 %     1.85 %       2.70 %(c)
 Ratio of net investment
  loss to average net
  assets.................       (0.70)%(c)    (0.78)%    (0.70)%      (0.43)%(c)

---------------------
(a) For the period from April 20, 1990 (commencement of operations) to January 31, 1991.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
(c) Annualized.
(d) Not annualized.
(e) For the period from October 22, 1992 (commencement of operations) to January 31, 1993.

-------------------------------------------------------------------------------

  INTERNATIONAL EQUITY FUND                      FOR THE YEAR
                                  FOR THE            ENDED            FOR THE
                                SIX MONTHS        JANUARY 31,       PERIOD ENDED
                                   ENDED       -------------------  JANUARY 31,
                               JULY 31, 1995     1995       1994      1993(d)
                               -------------   --------   --------  ------------
                                (UNAUDITED)
Net asset value, beginning of
period.......................    $  14.52      $  18.10   $  14.35    $ 14.18
                                 --------      --------   --------    -------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
 Net investment income
 (loss)......................        0.10          0.06       0.05      (0.01)
 Net realized and unrealized
 gain (loss) on investments,
 options and futures.........        1.17         (3.04)      4.08       0.29
 Net realized and unrealized
  gain (loss) on foreign
  currency related
  transactions...............        1.27         (0.01)     (0.38)     (0.11)
                                 --------      --------   --------    -------
 Total income (loss) from
 investment operations.......        2.54         (2.99)      3.75       0.17
                                 --------      --------   --------    -------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
 Net investment income.......         --            --         --         --
 Net realized gain on
 investment, option and
 futures transactions........         --          (0.59)       --         --
                                 --------      --------   --------    -------
 Total distributions to
 shareholders................         --          (0.59)       --         --
                                 --------      --------   --------    -------
Net increase (decrease) in
net asset value..............        2.54         (3.58)      3.75       0.17
                                 --------      --------   --------    -------
Net asset value, end of
period.......................    $  17.06      $  14.52   $  18.10    $ 14.35
                                 ========      ========   ========    =======
Total return(a)..............       17.49%(b)    (16.65)%    26.13%      1.23 %(b)
Ratio of net expenses to
average net assets...........        1.62%(c)      1.73 %     1.76%      1.80 %(c)
Ratio of net investment
income (loss) to average net
assets.......................        0.92%(c)      0.40 %     0.51%     (0.42)%(c)
Portfolio turnover rate......       33.37%(b)     84.54 %    60.04%      0.00 %
Net assets at end of period
($ in thousands).............    $266,123      $275,086   $269,091    $66,063
RATIOS ASSUMING NO VOLUNTARY
 WAIVER OF DISTRIBUTION FEES
 AND EXPENSE LIMITATIONS:
 Ratio of expenses to average
 net assets..................        1.87%(c)      1.98 %     2.01%      2.58 %(c)
 Ratio of net investment
 income (loss) to average net
 assets......................        0.67%(c)      0.15 %     0.26%     (1.20)%(c)

-------------------------------------------------------------------------------

             ASIA GROWTH FUND                  FOR THE            FOR THE
                                             SIX MONTHS           PERIOD
                                                ENDED              ENDED
                                            JULY 31, 1995   JANUARY 31, 1995(e)
                                            -------------   -------------------
                                             (UNAUDITED)
Net asset value, beginning of period......    $  13.31           $  14.18
                                              --------           --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income....................        0.14               0.11
 Net unrealized gain (loss) on
 investments..............................        2.12              (0.89)
 Net realized and unrealized gain on
 foreign currency related transactions....        0.08               0.01
                                              --------           --------
 Total gain (loss) from investment
 operations...............................        2.34              (0.77)
                                              --------           --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income....................         --               (0.10)
                                              --------           --------
 Total distributions to shareholders......         --               (0.10)
                                              --------           --------
Net increase (decrease) in net asset
value.....................................        2.34              (0.87)
                                              --------           --------
Net asset value, end of period............    $  15.65           $  13.31
                                              ========           ========
Total return(a)...........................       17.58%(b)          (5.46)%(b)
Ratio of net expenses to average net
assets....................................        1.73%(c)           1.90 %(c)
Ratio of net investment income to average
net assets................................        2.02%(c)           1.83 %(c)
Portfolio turnover rate...................       62.98%(b)          36.08 %(b)
Net assets at end of period ($ in
thousands)................................    $165,789           $124,298
RATIOS ASSUMING NO VOLUNTARY WAIVER OF
DISTRIBUTION FEES AND EXPENSE LIMITATIONS:
 Ratio of expenses to average net assets..        1.98%(c)           2.38 %(c)
 Ratio of net investment income to average
 net assets...............................        1.77%(c)           1.35 %(c)

---------------------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
(b) Not annualized.
(c) Annualized.
(d) For the period from December 1, 1992 (commencement of operations) to January 31, 1993.
(e) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.

  The Goldman Sachs Small Cap Equity Fund, Goldman Sachs International Equity Fund and Goldman Sachs Asia Growth Fund have changed their diversification status under the Investment Company Act of 1940, as amended, from "non-diversified" to "diversified" Funds.

  The following replaces the last full paragraph on page 33 under the section entitled "Management--Investment Advisers, Subadviser and Administrator."

  The Capital Growth Fund's portfolio managers are Mitchell E. Cantor and Paul
D. Farrell. See below for information regarding Mr. Farrell.

  The following replaces the second full paragraph on page 36 under the subsection entitled "Distributor and Transfer Agent."

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. As compensation for the services rendered to each Fund by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive a fee from each Fund, with respect to its Class A Shares, equal to $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction-related expenses (including those out-of-pocket expenses payable to servicing agents). Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus.

  The following replaces the first full paragraph on page 43 under the subsection entitled "Distribution Plan."

  The Company, on behalf of each Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act (the "Distribution Plan"). Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to 0.25% of a Fund's average daily net assets attributable to Class A Shares. Currently, Goldman Sachs has voluntarily agreed to waive the entire amount of such fee for the Balanced, Growth and Income, Capital Growth and Small Cap Equity Funds and to limit the amount of such fee to 0.21% for the Select Equity, International Equity and Asia Growth Funds. Goldman Sachs has no current intention of modifying or discontinuing such waivers, but may do so in the future at its discretion. Effective June 1, 1995, each Fund's Distribution Plan was amended to reduce the fee to 0.25% of average daily net assets from 0.50% of such assets and to eliminate the provision of certain services under the Distribution Plan which are currently provided under the Authorized Dealer Service Plan, discussed below. For the period ended January 31, 1995, each Fund paid Goldman Sachs a fee at the rate of 0.25% of the Fund's average daily net assets.

  The following replaces the last full paragraph on page 43 under the subsection entitled "Authorized Dealer Service Plan."

  The Company on behalf of each Fund has adopted, effective June 1, 1995, a non-Rule 12b-1 Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal on an annual basis to 0.25% of its average daily net assets attributable to Class A shares. The fee for personal and account maintenance services paid pursuant to the Service Plan may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds.

  The following paragraph should be added under the heading "Performance Information" on page 46:

  From time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

  The following sentence should be added under the heading "How to Invest-- Offering Price" on page 36:

  The entire amount of the sales charge will be reallowed to Authorized Dealers during the period January 2, 1996 though April 15, 1996 if shares of the Funds are purchased through any Individual Retirement Account.

            The following replaces Appendix B and Appendix C in the Statement of
                                                    Additional Information:

  The Company may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

 .    the performance of various types of securities (common stocks, small company stocks, long-term government bonds, treasury bills and certificates of deposit) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

 .    the dollar and non-dollar based returns of various market indices (i.e.,
     Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

 .    total stock market capitalizations of specific countries and regions on a global basis;

 .    performance of securities markets of specific countries and regions; and

 .    value of a dollar amount invested in a particular market or type of security over different periods of time.

  In addition, the Company may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

  The following is added to page B-72 of the Statement of Additional
Information:

  The table above reflects amounts expended by Goldman Sachs, which amounts are in excess of the compensation received by Goldman Sachs under the Plans. The payments under the Plans were used by Goldman Sachs to compensate it for the expenses shown above on a pro-rata basis.

EQSUP4/111K/0296

                       GOLDMAN SACHS SELECT EQUITY FUND
                     GOLDMAN SACHS GROWTH AND INCOME FUND
                       GOLDMAN SACHS MID-CAP EQUITY FUND
                    GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                        GOLDMAN SACHS ASIA GROWTH FUND
                             INSTITUTIONAL SHARES
                                 ------------
  Goldman Sachs Select Equity Fund ("Select Equity Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), Goldman Sachs Mid-Cap Equity Fund ("Mid-Cap Equity Fund"), Goldman Sachs International Equity Fund ("International Equity Fund") and Goldman Sachs Asia Growth Fund ("Asia Growth Fund") (individually, a "Fund," and collectively, the "Funds") are part of a family of funds advised by Goldman Sachs Asset Management or its affiliates, Goldman Sachs Funds Management, L.P. and Goldman Sachs Asset Management International. Each Fund is organized as a separate portfolio of Goldman Sachs Equity Portfolios, Inc. (the "Company"), an open-end, management investment company. Institutional Shares of the Funds are offered to certain institutional investors.
  Select Equity Fund seeks total return through investments in equity securities consisting of capital appreciation plus dividend income that, net of Fund expenses, exceeds the total return realized on the Standard & Poor's Index of 500 Common Stocks.
  Growth and Income Fund seeks long-term growth of capital and growth of income through investments in equity securities that the Fund's Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend paying ability.
  Mid-Cap Equity Fund seeks long-term capital growth primarily through investments in equity securities of companies with public stock market capitalizations of between $500 million and $7 billion at the time of investment.
  International Equity Fund seeks long-term capital appreciation through investments in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.
  Asia Growth Fund seeks long-term capital appreciation through investments in equity securities of companies related (in the manner described herein) to Asian countries.

                                                       (continued on next page)
                                 ------------
  INSTITUTIONAL SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION
AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN INSTITUTIONAL SHARES OF THE FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                 ------------

             The date of this Prospectus is February 1, 1996

  A FUND'S INVESTMENTS IN SECURITIES OF EMERGING MARKETS AND OTHER FOREIGN ISSUERS AND OF COMPANIES WHOSE SECURITIES ARE PRINCIPALLY TRADED OUTSIDE THE UNITED STATES, AND INVESTMENTS QUOTED OR DENOMINATED IN FOREIGN CURRENCIES, AS WELL AS THE MANAGEMENT TECHNIQUES EMPLOYED BY THE FUNDS, ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN SECURITIES OF U.S. ISSUERS. IN PARTICULAR, THE SECURITIES MARKETS OF ASIAN AND OTHER EMERGING MARKET COUNTRIES IN WHICH THE ASIA GROWTH AND INTERNATIONAL EQUITY FUNDS INVEST ARE LESS LIQUID, SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES. THE FUNDS ARE INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH SUCH INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "SPECIAL INVESTMENT METHODS AND RISK FACTORS."

  Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Growth and Income, Mid-Cap Equity and International Equity Funds. Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman Sachs, serves as investment adviser to the Select Equity Fund. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the Asia Growth Fund and subadviser to the International Equity Fund. GSAM, GSFM and GSAMI are referred to in this Prospectus as the "Investment Adviser." GSAM serves as each Fund's administrator and Goldman Sachs serves as each Fund's distributor and transfer agent.

  This Prospectus, which sets forth concisely the information about the Company and the Funds that a prospective investor ought to know before investing in Institutional Shares of the Funds, should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated February 1, 1996, containing further information about the Company and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission, is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed below.

GOLDMAN SACHS EQUITY                      GOLDMAN SACHS ASSET MANAGEMENT
PORTFOLIOS, INC.                          INVESTMENT ADVISER TO
ONE NEW YORK PLAZA                          GROWTH AND INCOME FUND,
NEW YORK, NEW YORK 10004                    MID-CAP EQUITY FUND AND
                                            INTERNATIONAL EQUITY FUND
GOLDMAN, SACHS & CO.                      ONE NEW YORK PLAZA
DISTRIBUTOR                               NEW YORK, NEW YORK 10004
85 BROAD STREET
NEW YORK, NEW YORK 10004                  GOLDMAN SACHS ASSET MANAGEMENT
                                          INTERNATIONAL
GOLDMAN, SACHS & CO.                      INVESTMENT ADVISER TO
TRANSFER AGENT                              ASIA GROWTH FUND AND
4900 SEARS TOWER                            SUBADVISER TO THE
CHICAGO, ILLINOIS 60606                     INTERNATIONAL EQUITY FUND
                                          140 FLEET STREET
GOLDMAN SACHS FUNDS MANAGEMENT, L.P.      LONDON, ENGLAND
INVESTMENT ADVISER TO SELECT EQUITY FUND  EC4A 2BJ
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

TOLL FREE (IN U.S.)..................     800-621-2550

                                    SUMMARY

                                  INTRODUCTION

  Goldman Sachs Select Equity Fund ("Select Equity Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), Goldman Sachs Mid-Cap Equity Fund ("Mid-Cap Equity Fund"), Goldman Sachs International Equity Fund ("International Equity Fund") and Goldman Sachs Asia Growth Fund ("Asia Growth Fund") (a "Fund," or the "Funds") are part of a family of funds advised by GSAM or its affiliates, GSFM and GSAMI. The Funds are separate diversified portfolios of Goldman Sachs Equity Portfolios, Inc. (the "Company"), an open-end, management investment company.

GOLDMAN SACHS SELECT EQUITY FUND

  The investment objective of the Fund is to provide investors with a total return through investments in equity securities consisting of capital appreciation plus dividend income that, net of Fund expenses, exceeds the total return realized on the Standard & Poor's Index of 500 Common Stocks (the "S&P 500 Index"). Under normal circumstances, the Fund will invest at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a portfolio of equity securities selected using both fundamental research and a variety of quantitative techniques which seek to maximize the Fund's risk to reward ratio. The Fund's portfolio is designed to have risk, capitalization and industry characteristics similar to the S&P 500 Index.

GOLDMAN SACHS GROWTH AND INCOME FUND

  The Fund's investment objectives are to provide its shareholders with long-term growth of capital and growth of income. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend paying ability. Equity securities in which the Fund may invest consist of common stocks, preferred stocks, convertible securities, warrants and stock purchase rights, and interests in real estate investment trusts. These securities may or may not pay a current dividend. The Fund may invest up to 35% of its total assets in fixed income securities.

GOLDMAN SACHS MID-CAP EQUITY FUND

  The investment objective of the Fund is long-term capital growth. Dividend income, if any, is an incidental consideration. The Fund seeks to meet its investment objective by investing, under normal circumstances, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of companies ("Mid-Cap Companies") with public stock market capitalizations of between $500 million and $7 billion at the time of investment. However, the Fund currently intends to emphasize investments in companies with public stock market capitalizations of under $5 billion at the time of investment. The Fund may invest up to 35% of its total assets in the equity securities of companies with public stock market capitalizations greater or less than Mid-Cap Companies and fixed income securities.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

  The Fund's investment objective is long-term capital appreciation. Under normal market conditions, the Fund will invest substantially all, and at least 65%, of its total assets in equity securities of companies organized outside the United States or whose securities are principally traded outside the United States. Many of the countries in which the Fund may invest have emerging economies or securities markets which involve certain risks. The Fund may employ certain currency management techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to enhance return, these management techniques are considered speculative. See "Special Investment Methods and Risk Factors--Foreign Transactions." The Fund may also invest up to 35% of its total assets in fixed income securities of foreign and domestic corporations, mortgage- and asset-backed issuers and the U.S. Government, foreign governments and their respective agencies, instrumentalities, political subdivisions and authorities and fixed income securities issued or guaranteed by international or supranational entities that, in the opinion of the Investment Adviser, offer the potential to enhance total return.

GOLDMAN SACHS ASIA GROWTH FUND

  The Fund's investment objective is long-term capital appreciation. Under normal market conditions, the Fund will invest substantially all, and at least 65%, of its total assets in equity securities of companies in China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand which are considered by the Investment Adviser to have long-term capital appreciation potential. Concentration of the Fund's assets in one or a few of the Asian countries will subject the Fund, to a greater extent than if the Fund's assets were less geographically concentrated, to the risks of adverse changes in the securities and foreign exchange markets of such countries and social, political or economic events which may occur in those countries. The Fund may also invest up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and fixed income securities. The Fund may employ certain currency techniques to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to enhance return, these management techniques are considered speculative. See "Special Investment Methods and Risk Factors--Foreign Transactions."

                     INVESTMENT ADVISERS AND ADMINISTRATOR

  Goldman Sachs Asset Management, a separate operating division of Goldman Sachs, acts as administrator to each Fund and serves as Investment Adviser to the Mid-Cap Equity, Growth and Income and International Equity Funds. Goldman Sachs Funds Management, L.P., an affiliate of Goldman Sachs, serves as investment adviser to the Select Equity Fund. Goldman Sachs Asset Management International, an affiliate of Goldman Sachs, serves as investment adviser to the Asia Growth Fund and subadviser to the International Equity Fund. As of December 31, 1995, the Investment Advisers, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $55 billion.

                PURCHASE AND REDEMPTION OF INSTITUTIONAL SHARES

  The minimum initial investment is $1,000,000 in Institutional Shares of each Fund alone or in combination with other assets under the management of GSAM and its affiliates. Institutional Shares of the Funds are offered to certain Institutional investors as described under "Purchase of Institutional Shares". Institutional Shares of each Fund may be purchased through Goldman Sachs at the current net asset value per share without the imposition of a sales load. Each Fund will redeem its Institutional Shares upon request of a shareholder on any Business Day at the net asset value next determined after receipt of such request in proper form. See "Redemption of Institutional Shares."

                         DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs serves as the distributor for each Fund in the sale of its shares. Under the Transfer Agency Agreement with the Company, Goldman Sachs provides transfer agency services and responds to shareholder inquiries. See "Management--Distributor and Transfer Agent."

                                DIVIDEND POLICY

  Each Fund intends that all or substantially all of its net investment income and net realized long-term and short-term capital gains for each taxable year, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends. The Growth and Income Fund will pay dividends in respect of net investment income quarterly. Each other Fund will pay dividends in respect of net investment income at least annually. All of the Funds will pay dividends in respect of net realized long-term and short-term capital gains at least annually. Shareholders will receive dividends in additional Institutional Shares of the Fund paying the dividend or may elect to receive cash as described under "Dividends."

                                  RISK FACTORS

  Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objective will be achieved.

  There are certain risks associated with the investment policies of each of the Funds. For instance, to the extent that a Fund invests in the securities and related financial instruments of small to medium sized market capitalization companies, a Fund may be exposed to a higher degree of risk and price volatility because such securities may lack sufficient liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. A Fund's use of certain investment techniques, including derivatives, forward contracts and options and futures transactions, will subject a Fund to greater risk than funds that do not employ such techniques. To the extent that a Fund invests in securities of non-U.S. issuers and foreign currencies, the Fund may face risks that are different from those associated with investment in domestic securities. The risks of foreign investments and currencies include changes in relative currency exchange rates, political and economic developments and the imposition of exchange controls or other governmental confiscation or restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers. A Fund's investments in emerging markets and countries will involve greater risks than investments in the developed countries of Western Europe, the U.S. and Japan. In addition, because the International Equity and Asia Growth Funds will invest primarily outside the U.S., these Funds may be subject to greater risks, since the securities markets of foreign countries are generally less liquid and subject to greater price volatility. In particular, the securities markets of the developing countries of Asia are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.

                               FEES AND EXPENSES
                            (INSTITUTIONAL SHARES)*

                                                   GROWTH
                                            SELECT  AND   MID-CAP INT'L   ASIA
                                            EQUITY INCOME EQUITY  EQUITY GROWTH
                                             FUND   FUND   FUND    FUND   FUND
                                            ------ ------ ------- ------ ------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge Imposed on Purchases.  None   None   None    None   None
 Maximum Sales Charge Imposed on Reinvested
  Dividends................................  None   None   None    None   None
 Redemption Fees...........................  None   None   None    None   None
 Exchange Fees.............................  None   None   None    None   None
ANNUAL FUND OPERATING EXPENSES: (as a
percentage of average daily net assets)
 Management Fees (including, after
  applicable limitations, advisory and
  administration fees)**...................  0.59%  0.70%  0.75%   0.86%  0.86%
 Distribution (Rule 12b-1) Fees............  None   None   None    None   None
 Other Expenses (after expense limita-
  tion)**..................................  0.06%  0.15%  0.10%   0.24%  0.24%
                                             ----   ----   ----    ----   ----
  TOTAL FUND OPERATING EXPENSES (AFTER
   EXPENSE LIMITATION)**...................  0.65%  0.85%  0.85%   1.10%  1.10%
                                             ====   ====   ====    ====   ====

EXAMPLE:                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------                                       ------ ------- ------- --------
You would pay the following expenses on a hy-
 pothetical $1,000 investment, assuming (1) a
 5% annual return and (2) redemption at the
 end of each time period
Select Equity Fund............................  $ 7     $21     $36     $ 81
Growth and Income Fund........................  $ 9     $27     $47     $105
Mid-Cap Equity Fund...........................  $ 9     $27     N/A      N/A
International Equity Fund.....................  $11     $35     $61     $134
Asia Growth Fund..............................  $11     $35     $61     $134

--------------------

  * The information set forth in the foregoing table and hypothetical example relates only to Institutional Shares of the Funds. Each Fund also offers Service Shares and, except for Mid-Cap Equity Fund, Class A Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding Service and Class A Shares may be obtained from an investor's sales representative or from Goldman Sachs by calling the number on the inside cover of this Prospectus.

 ** Based on estimated amounts for the current fiscal year. The Investment
    Advisers and GSAM have voluntarily agreed to limit their advisory and administration fees to the following (as a percentage of average daily net assets): Select Equity Fund--0.44% and 0.15%, International Equity Fund--

   0.71% and 0.15% and Asia Growth Fund--0.71% and 0.15%. Without such limitations, the Funds' advisory and administration fees would be: Select Equity Fund--0.50% and 0.25%, International Equity Fund--0.75% and 0.25% and Asia Growth Fund--0.75% and 0.25%. The Investment Advisers and GSAM have voluntarily agreed to reduce or limit certain "Other Expenses" of the Funds (excluding transfer agency fees estimated to be 0.04% of average daily net assets, advisory and administration fees and fees under service, distribution and authorized dealer service plans, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to 0.06%, 0.11%, 0.06%, 0.24% and 0.24%, respectively, of the Select Equity, Growth and Income, Mid-Cap Equity, International Equity and Asia Growth Funds' average daily net assets. The Investment Advisers and GSAM have no current intention of modifying or discontinuing such limitations but may do so in the future at their discretion. With regard to the Select Equity, International Equity and Asia Growth Funds, Goldman Sachs has voluntarily agreed to waive the transfer agency fees. If the Investment Advisers, Goldman Sachs and GSAM did not agree to limit certain "Other Expenses" of each Fund and to limit the fees of the Select Equity, International Equity and Asia Growth Funds as described above, the "Other Expenses" and "Total Operating Expenses" of the Institutional Shares of the Funds would be as follows: Select Equity Fund--0.27% and 1.02%; Growth and Income Fund--0.15% and 0.85%; Mid-Cap Equity Fund--0.32% and 1.07%; International Equity Fund-- 0.38% and 1.38% and Asia Growth Fund--0.39% and 1.39%, respectively. The annual "Management Fees," "Other Expenses," and "Total Operating Expenses" incurred by the Class A Shares of the following Funds during the fiscal year ended January 31, 1995 (expressed as a percentage of average daily net assets after fee adjustments) were: Select Equity Fund--0.75%, 0.38% and 1.38%, Growth and Income Fund--0.70%, 0.30%, and 1.25%, International Equity Fund--1.00%, 0.48%, and 1.73% and Asia Growth Fund--1.00%, 0.65% and 1.90%,
   respectively.

  The purpose of the foregoing table is to assist investors in understanding the various costs and expenses of the Funds that an investor in the Funds will bear directly or indirectly. The costs and expenses included in the table and hypothetical example above are based upon estimated fees and expenses for the current year. The information on costs and expenses included in the table and hypothetical example above should not be considered as representative of future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers, Subadviser and Administrator."

                             FINANCIAL HIGHLIGHTS

  SELECTED DATA FOR A CLASS A SHARE OF THE SELECT EQUITY, GROWTH AND INCOME, INTERNATIONAL EQUITY AND ASIA GROWTH FUNDS AND FOR AN INSTITUTIONAL SHARE OF THE SELECT EQUITY AND MID-CAP EQUITY FUNDS OUTSTANDING THROUGHOUT EACH PERIOD

  The following data with respect to a Class A Share of Select Equity, Growth and Income, International Equity and Asia Growth Funds outstanding during the periods indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the year ended January 31, 1995. The following data with respect to a Class A Share and Institutional Share of the Select Equity Fund and a Class A Share of the Growth and Income, International Equity and Asia Growth Funds outstanding during the period ended July 31, 1995 has been derived from unaudited financial statements prepared by the Company. The following data with respect to an Institutional Share of Mid-Cap Equity Fund outstanding during the period from August 1, 1995 (commencement of operations) through September 30, 1995 has also been derived from unaudited financial statements prepared by the Company. This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. These reports also contain performance information and are available upon request and without charge by writing to one of the addresses on the inside cover of this Prospectus. Prior to the existence of Institutional Shares of a Fund any outstanding shares are deemed to be Class A Shares for purposes of the following data. No Service Shares of the Funds were outstanding during the periods indicated.

                                              SELECT EQUITY FUND
                          --------------------------------------------------------------------
                          FOR THE PERIODS ENDED         FOR THE YEAR ENDED          FOR THE
                                JULY 31,                   JANUARY 31,            PERIOD ENDED
                          -------------------------  ---------------------------  JANUARY 31,
                           1995           1995        1995      1994      1993        1992
                          CLASS A     INSTITUTIONAL  CLASS A   CLASS A  CLASS A     CLASS A
                          SHARES        SHARES(d)    SHARES    SHARES    SHARES    SHARES(e)
                          -------     -------------  -------   -------  --------  ------------
                               (UNAUDITED)
Net asset value,
beginning of period.....  $ 14.61        $ 16.97     $ 15.93   $ 15.46  $  15.05    $  14.17
                          -------        -------     -------   -------  --------    --------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
 Net investment income..     0.11           0.01        0.20      0.17      0.22        0.11
 Net realized and
 unrealized gain (loss)
 on investments, options
 and futures............     3.32           1.08       (0.38)     2.08      0.41        0.88
                          -------        -------     -------   -------  --------    --------
 Total income (loss)
 from investment
 operations.............     3.43           1.09       (0.18)     2.25      0.63        0.99
                          -------        -------     -------   -------  --------    --------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
 Net investment income..      --             --        (0.20)    (0.17)    (0.22)      (0.11)
 Net realized gain on
 investment and futures
 transactions...........      --             --        (0.94)    (1.61)      --          --
                          -------        -------     -------   -------  --------    --------
 Total distributions to
 shareholders...........      --             --        (1.14)    (1.78)    (0.22)      (0.11)
                          -------        -------     -------   -------  --------    --------
Net increase (decrease)
in net asset value......     3.43           1.09       (1.32)     0.47      0.41        0.88
                          -------        -------     -------   -------  --------    --------
Net asset value, end of
period..................  $ 18.04        $ 18.06     $ 14.61   $ 15.93  $  15.46    $  15.05
                          =======        =======     =======   =======  ========    ========
Total return(a).........    23.48%(b)       6.42%(b)   (1.10)%   15.12%     4.30%       7.01%(b)
Ratio of net expenses to
average net assets......     1.28%(c)       0.65%(c)    1.38%     1.42%     1.28%       1.57%(c)
Ratio of net investment
income to average net
assets..................     1.06%(c)       0.88%(c)    1.33%     0.92%     1.30%       1.24%(c)
Portfolio turnover rate.    27.65%(b)      27.65%(b)   56.18%    87.73%   144.93%     135.02%(c)
Net assets at end of
period ($ in thousands).  $94,944        $44,157     $94,968   $92,769  $117,757    $151,142
RATIOS ASSUMING NO
VOLUNTARY WAIVER OF FEES
OR EXPENSE LIMITATIONS:
 Ratio of expenses to
 average net assets.....     1.56%(c)       0.96%(c)    1.63%     1.67%     1.53%       1.82%(c)
 Ratio of net investment
 income to average net
 assets.................     0.78%(c)       0.57%(c)    1.08%     0.67%     1.05%       0.99%(c)

-------------------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
(b) Not annualized.
(c) Annualized.
(d) Institutional shares commenced operations on June 15, 1995.
(e) For the period from May 24, 1991 (commencement of operations) to January 31, 1992.

                                         GROWTH AND INCOME FUND
                           ----------------------------------------------------
                              FOR THE          FOR THE            FOR THE
                             SIX MONTHS          YEAR             PERIOD
                               ENDED            ENDED              ENDED
                           JULY 31, 1995   JANUARY 31, 1995 JANUARY 31, 1994(e)
                           CLASS A SHARES   CLASS A SHARES    CLASS A SHARES
                           --------------  ---------------- -------------------
                            (UNAUDITED)
Net asset value at
beginning of period......     $  15.80         $  15.79           $ 14.18
                              --------         --------           -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income...         0.17             0.20(d)           0.15
 Net realized and
 unrealized gain on
 investments and options.         3.13             0.30(d)           1.68
                              --------         --------           -------
 Total income from
 investment operations...         3.30             0.50              1.83
                              --------         --------           -------
DISTRIBUTIONS TO
SHAREHOLDERS:
 From net investment
 income..................        (0.13)           (0.20)            (0.15)
 From net realized gain
 on investment and option
 transactions............           --            (0.33)            (0.06)
 In excess of net
 investment income.......           --            (0.07)            (0.01)
                              --------         --------           -------
 Total distributions to
 shareholders............        (0.13)           (0.60)            (0.22)
                              --------         --------           -------
Additional paid-in
capital..................           --             0.11(d)            --
Net increase in net asset
value....................         3.17             0.01              1.61
                              --------         --------           -------
Net asset value, end of
period...................     $  18.97         $  15.80           $ 15.79
                              ========         ========           =======
Total return(a)..........        20.91%(b)         3.97%            13.08%(b)
Ratio of net expenses to
average net assets.......         1.22%(c)         1.25%             1.25%(c)
Ratio of net investment
income to average net
assets...................         1.78%(c)         1.28%             1.23%(c)
Portfolio turnover rate..        48.69%(b)        71.80%           102.23%(b)
Net assets at end of
period ($ in thousands)..     $324,036         $193,772           $41,528
RATIOS ASSUMING NO
VOLUNTARY WAIVER OF
DISTRIBUTION FEES AND
EXPENSE LIMITATIONS:
 Ratio of expenses to
 average net assets......         1.47%(c)         1.58%             3.24%(c)
 Ratio of net investment
 income (loss) to average
 net assets..............         1.53%(c)         0.95%            (0.76)%(c)

---------------------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account. For the year ended January 31, 1995, total return, excluding additional paid in capital, would have been 3.34%.
(b) Not annualized.
(c) Annualized.
(d) Calculated based on the average shares outstanding methodology.
(e) For the period from February 5, 1993 (commencement of operations) to January 31, 1994.

                                          INTERNATIONAL EQUITY FUND
                          ----------------------------------------------------------
                                                                          FOR THE
                             FOR THE           FOR THE YEAR ENDED       PERIOD ENDED
                            SIX MONTHS             JANUARY 31,          JANUARY 31,
                              ENDED       -----------------------------   1993(d)
                          JULY 31, 1995        1995           1994        CLASS A
                          CLASS A SHARES  CLASS A SHARES CLASS A SHARES    SHARES
                          --------------  -------------- -------------- ------------
                           (UNAUDITED)
Net asset value,
beginning of period.....     $  14.52        $  18.10       $  14.35      $ 14.18
                             --------        --------       --------      -------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
 Net investment income
 (loss).................         0.10            0.06           0.05        (0.01)
 Net realized and
 unrealized gain (loss)
 on investments, options
 and futures............         1.17           (3.04)          4.08         0.29
 Net realized and
 unrealized gain (loss)
 on foreign currency
 related transactions...         1.27           (0.01)         (0.38)       (0.11)
                             --------        --------       --------      -------
 Total income (loss)
 from investment
 operations.............         2.54           (2.99)          3.75         0.17
                             --------        --------       --------      -------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
 Net investment income..          --              --             --           --
 Net realized gain on
 investment, option and
 futures transactions...          --            (0.59)           --           --
                             --------        --------       --------      -------
 Total distributions to
 shareholders...........          --            (0.59)           --           --
                             --------        --------       --------      -------
Net increase (decrease)
in net asset value......         2.54           (3.58)          3.75         0.17
                             --------        --------       --------      -------
Net asset value, end of
period..................     $  17.06        $  14.52       $  18.10      $ 14.35
                             ========        ========       ========      =======
Total return(a).........        17.49%(b)      (16.65)%        26.13%        1.23%(b)
Ratio of net expenses to
average net assets......         1.62%(c)        1.73%          1.76%        1.80%(c)
Ratio of net investment
income (loss) to average
net assets..............         0.92%(c)        0.40%          0.51%       (0.42)%(c)
Portfolio turnover rate.        33.37%(b)       84.54%         60.04         0.00%
Net assets at end of
period ($ in thousands).     $266,123        $275,086       $269,091      $66,063
RATIOS ASSUMING NO
VOLUNTARY WAIVER OF
DISTRIBUTION FEES AND
EXPENSE LIMITATIONS:
 Ratio of expenses to
 average net assets.....         1.87%(c)        1.98%          2.01%        2.58%(c)
 Ratio of net investment
 income (loss) to
 average net assets.....         0.67%(c)        0.15%          0.26%       (1.20)%(c)

---------------------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
(b) Not annualized.
(c) Annualized.
(d) For the period from December 1, 1992 (commencement of operations) to January 31, 1993.

                                                     ASIA GROWTH FUND
                                            -----------------------------------
                                               FOR THE            FOR THE
                                              SIX MONTHS          PERIOD
                                                ENDED              ENDED
                                            JULY 31, 1995   JANUARY 31, 1995(d)
                                            CLASS A SHARES    CLASS A SHARES
                                            --------------  -------------------
                                             (UNAUDITED)
Net asset value, beginning of period......     $  13.31          $  14.18
                                               --------          --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income....................         0.14              0.11
 Net unrealized gain (loss) on
 investments..............................         2.12             (0.89)
 Net realized and unrealized gain on
 foreign currency related transactions....         0.08              0.01
                                               --------          --------
 Total gain (loss) from investment
 operations...............................         2.34             (0.77)
                                               --------          --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income....................          --              (0.10)
                                               --------          --------
 Total distributions to shareholders......          --              (0.10)
                                               --------          --------
Net increase (decrease) in net asset
value.....................................         2.34             (0.87)
                                               --------          --------
Net asset value, end of period............     $  15.65          $  13.31
                                               ========          ========
Total return(a)...........................        17.58%(b)        (5.46)%(b)
Ratio of net expenses to average net
assets....................................         1.73%(c)          1.90%(c)
Ratio of net investment income to average
net assets................................         2.02%(c)          1.83%(c)
Portfolio turnover rate...................        62.98%(b)         36.08%(b)
Net assets at end of period ($ in
thousands)................................     $165,789          $124,298
RATIOS ASSUMING NO VOLUNTARY WAIVER OF
DISTRIBUTION FEES AND EXPENSE LIMITATIONS:
 Ratio of expenses to average net assets..         1.98%(c)          2.38%(c)
 Ratio of net investment income to average
 net assets...............................         1.77%(c)          1.35%(c)

---------------------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
(b) Not annualized.
(c) Annualized.
(d) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.

                                                                    MID-CAP
                                                                  EQUITY FUND
                                                                 -------------
                                                                    FOR THE
                                                                 PERIOD ENDED
                                                                 SEPTEMBER 30,
                                                                     1995
                                                                 INSTITUTIONAL
                                                                   SHARES(a)
                                                                 -------------
Net asset value, beginning of period............................   $  15.00
                                                                   --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..........................................       0.04
 Net realized and unrealized gain on investments and options....       0.30
                                                                   --------
 Total income from investment operations........................       0.34
                                                                   --------
Net increase in net asset value.................................       0.34
                                                                   --------
Net asset value, end of period..................................   $  15.34
                                                                   ========
Total return(b).................................................       2.27%(d)
Ratio of net expenses to average net assets.....................       0.85%(c)
Ratio of net investment income to average net assets............       1.75%(c)
Portfolio turnover rate.........................................      37.84%(d)
Net assets at end of period ($ in thousands)....................   $130,509
RATIOS ASSUMING NO EXPENSE LIMITATIONS:
 Ratio of expenses to average net assets........................       1.04%(c)
 Ratio of net investment income to average net assets...........       1.56%(c)

---------------------
(a) For the period from August 1, 1995 (commencement of operations) to September 30, 1995.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.
(d) Not annualized.

                    INVESTMENT OBJECTIVES AND POLICIES

  Potential equity investments for each Fund (other than the Select Equity Fund which evaluates securities using both fundamental research and a variety of quantitative techniques as described below under "Select Equity Fund") generally are evaluated using fundamental analysis, including criteria such as earnings, cash flow, asset values and/or dividend-paying ability. In choosing a Fund's securities, the Investment Advisers utilize first-hand fundamental research, including visiting company facilities to assess operations and meet decision-makers. The Investment Advisers may also use a macro analysis of numerous economic and valuation variables to determine and anticipate changes in company earnings and the overall investment climate. Each Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Research Department and other affiliates of the Investment Adviser as well as information provided by other securities dealers.

  The Investment Advisers intend to purchase equity securities of companies that are, in their view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of an Investment Adviser, are available at attractive prices. Consideration will be given to the business quality of the issuer. Factors positively affecting an Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the market position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business.

  Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

  The investment objectives and principal investment policies of each Fund are described below. Certain other investment practices and management techniques, which involve certain risks, as well as the minimum rating criteria with respect to a Fund's investments in fixed income securities, are described under "Special Investment Methods and Risk Factors."

SELECT EQUITY FUND

  Select Equity Fund's investment objective is to provide its shareholders with a total return through investments in equity securities consisting of capital appreciation plus dividend income that, net of Fund expenses, exceeds the total return realized on the S&P 500 Index. Under normal circumstances, the Fund will invest at least 90% of its total assets in equity securities. The Fund may invest in equity securities of foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund seeks to achieve its investment objective by investing in a portfolio of equity securities selected using both fundamental research and a variety of quantitative techniques which seek to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, capitalization and industry characteristics similar to those of the S&P 500 Index. The Investment Adviser begins with a universe primarily of large capitalization equity securities. The Investment Adviser uses a proprietary multifactor model (the "Multifactor Model") to assign each equity security a rating, and, if the security is followed by the Goldman Sachs Investment Research Department (the "Research Department"), a second rating will be assigned based upon the Research Department's evaluation. In selecting securities for the Fund, the Investment Adviser utilizes optimization models to evaluate the ratings assigned by the Multifactor Model and the Research Department to build a diversified portfolio. This portfolio will be primarily comprised of securities rated highest by the Investment Adviser's Multifactor Model and research analysts and will have risk characteristics and industry weightings similar to the S&P 500 Index. Under normal conditions, the securities of any one issuer may not exceed 5% of the Fund's total assets.

  The Multifactor Model is a sophisticated computerized rating system for valuing equity securities according to fundamental investment characteristics. The factors used by the Multifactor Model incorporate many variables studied by traditional fundamental analysis, and cover measures of value, yield, growth, momentum, risk and liquidity (e.g., price/earnings ratio, book/price ratio, long and short-term growth estimates, earning estimates, price momentum, volatility and liquidity). All of the factors used by the Multifactor Model have been shown to significantly impact the performance of equity securities. The weightings assigned to the factors are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the Multifactor Model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, such securities possess a number of attractive investment characteristics.

  If the equity security is followed by the Research Department, the security is also assigned a rating based upon the Research Department's evaluation. The Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." With an annual budget of more than $120 million, the Research Department has a staff of approximately 150 senior professionals who follow over 1,700 issuers. By employing both quantitative (i.e., the Multifactor Model) and qualitative (i.e., the analysts' ratings) methods of selecting securities, Select Equity Fund seeks to capitalize on the strengths of each discipline.

GROWTH AND INCOME FUND

  Growth and Income Fund's investment objectives are to provide its shareholders with long-term growth of capital and growth of income. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Equity securities in which the Fund may invest consist of common stocks, preferred stocks, convertible securities, warrants and stock purchase rights and interests in real estate investment trusts. These securities may or may not pay a current dividend. The Fund may invest up to 35% of its total assets in mortgage-backed, asset-backed and fixed income securities issued by corporations or other entities or by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such securities, in the opinion of the Investment Adviser, offer the potential to further the

Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries with emerging markets and economies.

MID-CAP EQUITY FUND

  The investment objective of Mid-Cap Equity Fund is long-term capital growth. Dividend income, if any, is an incidental consideration. Mid-Cap Equity Fund will seek to achieve its investment objective by investing, under normal circumstances, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of companies ("Mid-Cap Companies") with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) of between $500 million and $7 billion at the time of investment. However, Mid-Cap Equity Fund currently intends to emphasize investments in Mid-Cap Companies with public stock market capitalizations of below $5 billion at the time of investment. Equity securities in which Mid-Cap Equity Fund may invest consist of common stocks, preferred stocks, convertible securities, warrants and other stock purchase rights, equity interests in trusts, limited partnerships, joint ventures and similar enterprises and interests in real estate investment trusts. Mid-Cap Equity Fund may invest up to 35% of its total assets in mortgage-backed, asset-backed and fixed income securities issued by corporations or other entities or by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such securities, in the opinion of the Investment Adviser, offer the potential to further the investment objectives of Mid-Cap Equity Fund. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries with emerging markets and economies.

INTERNATIONAL EQUITY FUND

  International Equity Fund's investment objective is to provide its shareholders with long-term capital appreciation. Under normal market conditions, the Fund will seek to achieve its objective by investing substantially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The equity securities in which the Fund will primarily invest will consist of common stock, preferred stock, convertible debt obligations, convertible preferred stock and warrants or other rights to acquire stock that the Investment Adviser believes offer the potential for long-term capital appreciation. The Fund expects to invest a substantial portion of its assets in the securities of companies located in the developed countries in Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in the following countries: Argentina, Australia, Bangladesh, Brazil, Canada, Chile, China, Colombia, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Kuwait, Malaysia, Mexico, Morocco, New Zealand, Nigeria, Pakistan, Philippines, Poland, The Republic of Slovakia, Singapore, South Korea, Sri Lanka, South Africa, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks as described below under "Special Investment Methods and Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The number of stocks in which the Fund will typically invest is intended to provide the Fund with a moderate level of diversification while at the same time not diluting the impact of any one investment.

  The Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in dollar-denominated securities of U.S. issuers. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Special Investment Methods and Risk Factors."

  The Fund may invest in debt obligations (i) issued by foreign and U.S. corporate, mortgage- and asset-backed issuers, (ii) issued or guaranteed by the U.S. Government, foreign governments, or their respective agencies, instrumentalities, political subdivisions and authorities and (iii) issued or guaranteed by international or supranational organizations. The Fund will not, under normal conditions, invest more than 35% of its total assets in such debt obligations.

ASIA GROWTH FUND

  Asia Growth Fund's investment objective is to provide its shareholders with long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of Asian companies which are considered by the Investment Adviser to have long-term capital appreciation potential. Under normal market conditions, the Fund will invest substantially all, and at least 65%, of its total assets in equity securities of companies that satisfy at least one of the following criteria: (i) their securities are traded principally on stock exchanges in one or more of the Asian countries,
(ii) they derive 50% or more of their total revenue from goods produced, sales made or services performed in one or more of the Asian countries, (iii) they maintain 50% or more of their assets in one or more of the Asian countries, or
(iv) they are organized under the laws of one of the Asian countries. For purposes of the Fund's investment policies, Asian countries are China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand as well as any other country in the Asian region (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks as described below under "Special Investment Methods and Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The equity securities in which the Fund will primarily invest will consist of common stock, preferred stock, convertible debt obligations, convertible preferred stock, equity interests in trusts, partnerships, joint ventures and similar enterprises, warrants and stock purchase rights. The Fund may purchase equity securities of issuers that have not paid dividends on a timely basis, securities of companies that have experienced difficulties, and securities of companies without performance records. The Investment Adviser expects that the Fund will typically invest in the securities of approximately 25 to 40 companies. The Fund intends to purchase that number of stocks which it believes will provide the Fund with a moderate level of diversification while at the same time not diluting the impact of any one investment.

  The Fund may employ certain currency management techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to increase total return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in dollar-denominated securities of U.S. issuers. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Special Investment Methods and Risk Factors."

  The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. Allocation of the Fund's investments will depend upon the relative attractiveness of the Asian markets and particular issuers. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Special Investment Methods and Risk Factors--Foreign Transactions." The Fund may invest up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and fixed income securities. The Fund may invest in fixed income securities (i) issued by foreign and U.S. corporate, mortgage- and asset-backed issuers, (ii) issued or guaranteed by the U.S. Government, foreign governments, or their respective agencies, instrumentalities, political subdivisions and authorities and (iii) issued or guaranteed by international or supranational organizations.

                  SPECIAL INVESTMENT METHODS AND RISK FACTORS

CONVERTIBLE SECURITIES

  Each Fund may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the Select Equity Fund invests are not subject to any minimum rating criteria. The convertible debt securities in which the other Funds may invest are subject to the same rating criteria as a Fund's investments in non-convertible debt securities. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

WARRANTS AND STOCK PURCHASE RIGHTS

  Each Fund may purchase warrants and stock purchase rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and stock purchase rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and stock purchase rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and stock purchase rights increases the potential profit or loss to be realized from the investment of a given amount of a Fund's assets as compared with investing the same amount in the underlying stock.

FOREIGN TRANSACTIONS

  FOREIGN SECURITIES. Investments in foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers. Foreign issuers may offer better investment opportunities than domestic securities. Foreign countries may have economic policies or business cycles different from those of the United States and securities mar-kets that do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign exchanges may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign companies may be less liquid than securities of comparable domestic companies. Commissions on transactions in foreign securi-ties may be higher than those for similar transactions on domestic stock mar-kets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus mak-ing it difficult to conduct such transactions.

  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign company than about a domestic company. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of nationaliza-tion, expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

  INVESTMENTS IN ADRS, EDRS AND GDRS. Each Fund may invest in foreign securi-ties which take the form of sponsored and unsponsored American Depository Re-ceipts ("ADRs") and Global Depository Receipts ("GDRs") and each Fund, other than Select Equity Fund, may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign is-suers (together, "Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars and are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domes-tic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying se-curity. To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Re-ceipts (unsponsored Depository Receipts), there may be an increased possibil-ity that the Fund would not become aware of and be able to respond to corpo-rate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt and the underlying se-curities are quoted. However, by investing in Depository Receipts, such as an ADR, that are quoted in U.S. dollars, a Fund will avoid currency risks during the settlement period for purchases and sales.

  SPECIAL RISKS OF INVESTMENTS IN THE ASIAN AND OTHER EMERGING
MARKETS. Investing in the securities of issuers in emerging markets involves risks in addition to those discussed above. The International Equity and Asia Growth Funds may each invest without limit in the securities of issuers in countries with emerging economies or securities markets. The Growth and Income and Mid-Cap Equity Funds may invest up to 25% of their total assets in securi-ties of issuers in countries with emerging economies or securities markets. These emerging markets are generally located in the Asia-Pacific region, East-ern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging markets may be constrained by limita-tions as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign in-vestors. Such limitations may be computed based on the aggregate trading vol-ume by or holdings of the Fund, the Investment Adviser and its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

  Foreign investment in the securities markets of certain emerging markets is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries. See "Other Investment Companies." Furthermore, the repatriation of both investment income and capital from several of the Asian countries is subject to restrictions such as the need for certain governmental consents.

  Many of the emerging markets may be subject to a greater degree of economic, political and social instability than is the case in Western Europe, the United States and Japan. Many of the emerging markets do not have fully democratic governments. For example, some governments of emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging markets have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some of the Asian and other countries. The economies of most of the emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. In addition, the economies of some of the emerging markets are vulnerable to weakness in world prices for their commodity exports.

  Settlement procedures in emerging markets are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive in-vestment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

  Currently, there is no market or only a limited market for many of the management techniques and instruments with respect to the currencies and securities markets of the emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market-related risks will be available at the times when a Fund wishes to use them.

  FOREIGN CURRENCY TRANSACTIONS. A Fund may, to the extent it invests in for-eign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes. A Fund may enter into forward foreign currency exchange contracts to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the International Equity and Asia Growth Funds may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to increase total return, forward foreign currency exchange contracts are considered speculative. The International Eq-uity and Asia Growth Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency, or the In-ternational Equity or Asia Growth Fund enters into forward foreign currency exchange contracts to sell foreign currency to seek to increase total return, the Fund will be required to place and maintain cash or liquid, high grade debt securities in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The Fund will incur costs in connection with conversions between various currencies.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency con-trols or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more suscepti-ble to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts used by each Fund and currency swaps and other privately negotiated currency instruments authorized for use by the International Equity and Asia Growth Funds, offer less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  In addition to investing in securities denominated or quoted in a foreign currency, the International Equity and Asia Growth Funds may engage in a variety of foreign currency management techniques. The Funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. However, due to the limited market for these instruments with respect to the currencies of certain Asian countries, the Investment Adviser does not currently anticipate that a significant portion of Asia Growth Fund's currency exposure will be covered by such instruments. The opportunity for hedging currency exposure to other emerging markets is also generally limited. For a discussion of such instruments and the risks associated with their use, see "Investment Objective and Policies" in the Additional Statement.

  Because investment in foreign issuers will usually involve currencies of foreign countries, and because the International Equity and Asia Growth Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates.

  OPTIONS ON FOREIGN CURRENCIES. Each Fund (other than Select Equity Fund) may, to the extent it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Interna-tional Equity and Asia Growth Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pat-tern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell foreign curren-cies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against ex-change rate fluctuations; however, in the event of exchange rate movements ad-verse to a Fund's position, the Fund may forfeit the entire amount of the pre-mium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, the International Equity and Asia Growth Funds may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.

INVESTING IN SMALL CAPITALIZATION COMPANIES

  The Funds may invest in smaller, lesser-known companies which the Investment Adviser believes offer greater capital appreciation and/or growth potential than larger, more mature, better known firms. Investing in the securities of such companies, however, involves greater risk and the possibility of greater portfolio price volatility. Historically, small capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks.

FIXED INCOME SECURITIES

  Each Fund may invest in U.S. Government securities and corporate and certain other fixed income securities. Select Equity Fund may only invest in debt securities that are considered cash equivalents. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The interest rates payable on certain fixed income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates of interest.

  RATING CRITERIA. The debt securities in which the Growth and Income, Mid-Cap Equity, International Equity and Asia Growth Funds may invest will, except as noted below, be rated investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's) or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. The Growth and Income Fund may invest up to 10% of its total assets in debt securities which are unrated or rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. Mid-Cap Equity Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Standard & Poor's or B or higher by Moody's. Fixed income securities rated in the BBB or Baa category are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. Fixed income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's). Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

  GOVERNMENT DEBT OBLIGATIONS. Each Fund may invest in U.S. Government securities which include: obligations issued by the U.S. Government or by any agency, instrumentality or sponsored enterprise thereof supported by the full faith and credit of the U.S. Government, the authority of the issuer to borrow from the U.S. Treasury, or the discretionary authority of the U.S. Government to purchase the obligations of the agency, instrumentality or enterprise; obligations fully guaranteed as to principal and interest by an agency, instrumentality or sponsored enterprise of the U.S. Government; obligations of U.S. Government agencies, instrumentalities or state government agencies or instrumentalities, which may or may not be entitled to the full faith and credit of the issuer. A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. A Fund's investments in zero coupon securities may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Each Fund (other than the Select Equity Fund) may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Fund (other than the Select Equity Fund) may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables.

  Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of the pass-through of prepayments of principal on the underlying loans which may increase the volatility of such investments relative to similarly rated debt securities. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate and thus impair the Fund's ability to reinvest the returns of principal at comparable yields. During periods of rising interest rates, reduced prepayment rates may extend the average life of mortgage-backed and asset-backed securities and increase a Fund's exposure to rising interest rates. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

OPTIONS ON SECURITIES AND SECURITIES INDICES

  Each Fund (other than the Select Equity Fund) may purchase put and call op-tions and write (sell) covered call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund will purchase and write such options that are listed on na-tional or foreign securities exchanges or traded in the over-the-counter mar-ket. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with direct investments in equity securities. The use of options to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of puts for hedging purposes also depends in part on the In-vestment Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or de-termination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  To hedge against changes in interest rates, securities prices or currency exchange rates or to seek to increase total return, a Fund may purchase and sell various kinds of future contracts, and purchase and write call and put options on any of such futures contracts. The Select Equity Fund may enter into such transactions only with respect to the S&P 500 Index. A Fund will en-gage in futures and related options transactions only for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or (except with respect to transactions by the Growth and Income, Mid-Cap Eq-uity and Select Equity Funds in futures on foreign currencies) to seek to in-crease total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transac-tions, if immediately thereafter the sum of the amount of initial margin de-posits and premiums paid on the Fund's outstanding positions in futures and related options en-tered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve bro-kerage costs, require margin deposits and, in the case of contracts and op-tions obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid, high grade debt securities with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Future Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any futures contracts or options transactions. The loss incurred by a Fund in writing op-tions on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures con-tract prices during a single day.

  In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. Perfect corre-lation between a Fund's futures positions and its portfolio positions will be impossible to achieve. A Fund's transactions in options and futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

CURRENCY SWAPS

  The International Equity and Asia Growth Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies.

  Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the entire amount of the payment stream payable by a Fund under a currency swap is held in a segregated account consisting of cash or liquid, high grade debt securities, the Funds and the Investment Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

  A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.

  The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the Securities and Exchange Commission ("SEC") currently takes the position that swaps are illiquid and thus subject to a Fund's 15% limitation on investments in illiquid securities.

RISKS OF DERIVATIVE TRANSACTIONS

  A Fund's transactions, if any, in options, futures, options on futures, swaps and currency forward contracts involve certain risks, including a possi-ble lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the mar-kets for derivative instruments, the risks arising from the margin require-ments and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be re-garded as a speculative practice, and involves the risk of loss if the Invest-ment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

  Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advanta-geous price and yield to the Fund at the time of entering into the transac-tion. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond customary settlement time. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until the settlement date, cash or liquid, high grade debt securities in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securi-ties on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commit-ments prior to settlement if its Investment Adviser deems it appropriate to do so.

INVESTMENT IN UNSEASONED COMPANIES

  Each Fund may invest up to 5% of its total assets, calculated at the time of purchase, in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one nationally recognized statistical rating organization. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

ILLIQUID AND RESTRICTED SECURITIES

  A Fund may not invest more than 10% of its total assets in securities that are subject to restrictions on resale ("restricted securities") under the Se-curities Act of 1933, as amended ("1933 Act"), including securities eligible for resale in reliance on Rule 144A under the 1933 Act. In addition, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes securities (both foreign and domestic) that are not readily marketable, swaps, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, and certain restricted securities, un-less it is determined, based upon the continuing review of the trading markets for the specific restricted security, that such restricted security is eligi-ble for sale under Rule 144A and, therefore, is liquid. The Board of Directors has adopted guidelines and delegated to the Investment Adviser the daily func-tion of determining and monitoring the liquidity of restricted securities. The Board of Directors, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately respon-sible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers be-come for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

OTHER INVESTMENT COMPANIES

  A Fund reserves the right to invest up to 10% of its total assets in the se-curities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Investment Adviser or any of its affiliates serves as in-vestment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Investment Adviser or any of its affiliates acts as adviser, the advisory and administration fees payable by the Fund to an Investment Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Investment Ad-viser.

REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements with dealers in U.S. Govern-ment securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their re-purchase obligation. The International Equity and Asia Growth Funds may also enter into repurchase agreements involving certain foreign government securi-ties. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Directors of the Company have reviewed and ap-proved certain sellers whom they believe to be creditworthy and have autho-rized the Funds to enter into repurchase agreements with such sellers. In ad-dition, each Fund, together with other registered investment companies having advisory agreements with an Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

  Each Fund may also seek to increase its income by lending portfolio securi-ties. Under present regulatory policies, such loans may be made to institu-tions, such as certain broker-dealers, and are required to be secured continu-ously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund. See "Investment Restrictions" in the Additional Statement. A Fund may experience a loss or delay in the recovery of its securities if the institu-tion with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

SHORT SALES AGAINST-THE-BOX

  Each Fund (other than the Select Equity Fund) may make short sales of secu-rities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securi-ties convertible into or exchangeable, without payment of any further consid-eration, for an equal amount of the securities of the same issuer as the secu-rities sold short (a short sale against-the-box). Not more than 25% of a Fund's net assets (determined at the time of the short sale) may be subject to such short sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes; a gain or loss in a Fund's long posi-tion will be offset by a gain or loss in its short position.

TEMPORARY INVESTMENTS

  Notwithstanding a Fund's investment objective, each Fund may on occasion, for temporary defensive purposes to preserve capital, hold part or all of its assets (except that Select Equity Fund may only hold up to 35% of its total assets) in cash, obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year or, subject to certain tax restrictions, foreign currencies. When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

                            INVESTMENT RESTRICTIONS


  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. These investment restrictions are fundamental policies of a Fund that can not be changed without approval of a majority of the outstanding shares of that Fund. For more information on a Fund's investment restrictions, an investor should obtain the Additional Statement. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.

                              PORTFOLIO TURNOVER

  A high rate of portfolio turnover (above 100%) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and may under certain circumstances make it more difficult for a Fund to qualify as a regulated investment company under the Code. See "Financial Highlights" for a statement of each Fund's historical portfolio turnover ratio. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. Notwithstanding the foregoing, the In-vestment Adviser may, from time to time, make short-term investments when it believes such investments are in the best interest of a Fund.

                                  MANAGEMENT

DIRECTORS AND OFFICERS

  The Company's Board of Directors is responsible for deciding matters of gen-eral policy and reviewing the actions of the Investment Advisers, subadviser, administrator, distributor and transfer agent. The officers of the Company conduct and supervise the Funds' daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Directors and officers of the Company.

INVESTMENT ADVISERS, SUBADVISER AND ADMINISTRATOR

  INVESTMENT ADVISERS AND SUBADVISER. GSAM, a separate operating division of Goldman Sachs, serves as the investment adviser to the Mid-Cap Equity, Growth and Income and International Equity Funds. Goldman Sachs registered as an in-vestment adviser in 1981. GSFM, a Delaware limited partnership which is an af-filiate of Goldman Sachs, serves as the investment adviser to the Select Eq-uity Fund. GSFM registered as an investment adviser in 1990. GSAMI, an affili-ate of Goldman Sachs, serves as the investment adviser to the Asia Growth Fund and subadviser to the International Equity Fund. GSAMI is regulated by the In-vestment Management Regulatory Organisation Limited and registered as an in-vestment adviser in 1991. GSAM serves as administrator to each Fund. As of De-cember 31, 1995, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $55 billion.

  Under an Investment Advisory Agreement with each Fund, the applicable In-vestment Adviser, and in the case of the International Equity Fund under a Subadvisory Agreement, the Subadviser, subject to the general supervision of the Company's Board of Directors, provides day-to-day advice as to the

Fund's portfolio transactions. Goldman Sachs has agreed to permit the Company to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Investment Advisory Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, may rely upon the asset management division of its Asian affiliates for portfolio decisions and management with respect to certain portfolio securities and is able to draw upon the research and expertise of its other affiliate offices.

  The Select Equity Fund's portfolio manager is Robert C. Jones. Mr. Jones is a Vice President and brings 15 years of investment experience to his work in developing and implementing the Investment Advisers' quantitative equity man-agement services. Prior to joining the Investment Adviser in 1989, Mr. Jones was the senior quantitative analyst in Goldman Sachs' Investment Research De-partment and the author of the monthly Stock Selection publication.

  The Growth and Income and Mid-Cap Equity Fund's portfolio managers are Mitchell E. Cantor and Ronald E. Gutfleish. Mr. Cantor joined the Investment Adviser in 1991 and is a Vice President and Co-Chief Investment Officer of GSAM's Active Equity Team. Prior to 1991, Mr. Cantor was a senior partner and served as research director of the Institutional Division and as the investment management research director for Sanford C. Bernstein & Co., Inc. Mr. Gutfleish joined the Investment Adviser in 1993 and is a Vice President. Prior to 1993, he was a principal of Sanford C. Bernstein & Co., Inc. in its Investment Management Research Department and a member of the Research Review Committee.

  The International Equity Fund's portfolio managers are Roderick D. Jack (Executive Director), Marcel Jongen (Executive Director), Warwick Negus (Executive Director) and Shogo Maeda (Vice President). Before joining the Investment Adviser in 1992, Mr. Jack spent five years with the advisory and financing group for S.G. Warburg in London. Before joining the Investment Adviser in 1992, Mr. Jongen was with Philips pension fund in Eindhaven where he was head of equities. Before joining Goldman Sachs Asset Management (Japan) Ltd. in 1994, Mr. Maeda spent most of the last thirteen years at Nomura and a period at Manufacturers Hanover Bank in New York. See below for information about Mr. Negus.

  The Asia Growth Fund's portfolio manager is Warwick Negus, who is based in Asia. His responsibilities include Asian equities and emerging equities markets. Mr. Negus joined the Investment Adviser in January 1994 after seven years as Vice President of Bankers Trust Australia Ltd. where he was head of its Southeast Asian equities group.

  It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates.

  As compensation for its services rendered and assumption of certain expenses pursuant to an Investment Advisory Agreement, GSAM is entitled to a fee from the Growth and Income, Mid-Cap Equity and International Equity Funds, computed daily and payable monthly, at the annual rates of 0.55%, 0.60% and 0.25%, respectively, of average daily net assets; however, GSAM is currently only imposing its advisory fee with respect to the International Equity Fund at the annual rate of 0.23% of average daily net assets. GSAM may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. As compensation for its services rendered and assumption of certain expenses pursuant to an Investment Advisory Agreement, GSFM is entitled to a fee from the Select Equity Fund, computed daily and payable monthly, at the annual rate of 0.50% of average daily net assets; however, GSFM is currently only imposing its advisory fee with respect to the Select Equity Fund at the annual rate of 0.44% of average daily net assets. GSFM may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. As compensation for its services rendered and assumption of certain expenses pursuant to Investment Advisory and Subadvisory Agreements, GSAMI is entitled to a fee from the Asia Growth and International Equity Funds, computed daily and payable monthly at the annual rates of 0.75% and 0.50%, respectively, of average daily net assets; however, GSAMI is currently only imposing its advisory and subadvisory fees with respect to the Asia Growth and International Equity Funds at the annual rate of 0.71% and 0.48%, respectively, of average daily net assets. GSAMI may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so.

  For the fiscal period ended January 31, 1995, each Fund (other than the Mid-Cap Equity Fund), paid fees at the foregoing rates, except that the Select Equity, International Equity and Asia Growth Funds paid advisory fees equal to 0.50%, 0.25%, and 0.75%, respectively, of their average daily net assets. For the fiscal period ended January 31, 1995 the International Equity Fund paid subadvisory fees equal to 0.50%. The advisory fee paid by the International Equity and Asia Growth Funds is higher than the fees paid by most funds but the Investment Adviser believes such fees are comparable to advisory fees paid by funds with similar investment strategies.

  Each Investment Adviser has voluntarily agreed to reduce the fees payable to it by a Fund (to the extent of its fees) by the amount (if any) that the Fund's expenses would exceed the applicable expense limitations imposed by state securities administrators. See "Management--Expenses" in the Additional Statement. In addition, the Investment Adviser to the Select Equity, Growth and Income, Mid-Cap Equity, International Equity and Asia Growth Funds has voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding transfer agency fees, advisory and administration fees and fees under service, distribution and authorized dealer service plans, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.06%, 0.11%, 0.06%, 0.24% and 0.24% per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Investment Adviser in its discretion at any time.

  ADMINISTRATOR. As administrator, pursuant to an Administration Agreement with each Fund, GSAM provides personnel for supervisory, administrative, and clerical functions; oversees the performance of administrative and profes-sional services to each Fund by others; provides office facilities; and pre-pares, but does not pay for, reports to shareholders, the SEC and other regu-latory authorities. As compensation for the services rendered to the Funds, GSAM is entitled to a fee from the Growth and Income and Mid-Cap Equity Funds, computed daily and payable monthly, at an annual rate equal to 0.15% of each Fund's average daily net assets. GSAM is entitled to a fee from each other Fund, computed daily and payable monthly at an annual rate equal to 0.25% of each such Fund's average daily net assets. However, GSAM is currently only im-posing its administration fee with respect to Select Equity, International Eq-uity and Asia Growth Funds at the annual rate of 0.15% of average daily net assets. GSAM may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. For the period ended January 31, 1995, each Fund (other than Growth and Income Fund, which paid GSAM an administration fee equal to 0.15% of its average daily net assets, and Mid-Cap Equity Fund which had not commenced operations) paid GSAM an administration fee equal to 0.25% of its average daily net assets. GSAM has agreed to reduce its fees payable by a Fund (to the extent of its fees) by the amount (if any) that a Fund's expenses exceed the applicable expense limita-tions imposed by state securities administrators. See "Management--Expenses" in the Additional Statement.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same type of securities, curren-cies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprie-tary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other ac-counts. From time to time, a Fund's activities may be limited because of regu-latory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Activ-ities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York, serves as the exclusive distributor of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders of rec-ord with inquiries regarding a Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the inside front cover page of this Prospectus.

                                NET ASSET VALUE

  The net asset value per share of each Fund is calculated by the Fund's cus-todian as of the close of regular trading on the New York Stock Exchange (nor-mally 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Company's Board of Directors.

                            PERFORMANCE INFORMATION

  From time to time each Fund may publish average annual total return and the Growth and Income Fund may publish its yield for a particular class of its shares in advertisements and communications to shareholders or prospective investors. Average annual total return is deter-mined by computing the average annual percentage change in value of $1,000 in-vested at the maximum public offering price for the relevant class for speci-fied periods ending with the most recent calendar quarter, assuming reinvest-ment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which are based on the net asset value per share would be reduced if a sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain performance rankings and indi-ces.

  The Growth and Income Fund computes its yield by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The Growth and Income Fund's quotations of distribution rate are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share on the last day of the period for which the distribution rates are being calculated.

  The investment results of a Fund will fluctuate over time and any presenta-tion of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in share-holder reports, the Funds may, in their discretion, from time to time make a list of their holdings available to investors upon request.

                             SHARES OF THE COMPANY

  Each Fund is a series of the Company, which was incorporated under the laws of the State of Maryland on September 27, 1989. The authorized capital stock of the Company consists of 2,000,000,000 shares of common stock, par value $.001 per share. The Directors of the Company have authority under the Company's Charter to create and classify shares of capital stock in separate series, without further action by shareholders. Additional series may be added in the future. The Directors also have authority to classify and reclassify any series or portfolio of shares into one or more classes. The Select Equity, Growth and Income, International Equity and Asia Growth Funds offer three classes of shares: Institutional Shares, Service Shares and Class A Shares. The Mid-Cap Equity Fund offers two classes of shares: Institutional Shares and Service Shares.

  When issued, shares are fully paid and nonassessable. In the event of liqui-dation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

  As of January 23, 1996, State Street Bank and Trust Company as Trustee for Goldman Sachs Profit Sharing Master Trust, attention: Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 was record holder of 28% of Select Equity Fund's outstanding shares.

  Unless otherwise required by the Investment Company Act of 1940 (the "Act"), ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of independent accountants. However, pursuant to the Company's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Company to hold such special meeting of shareholders for any purpose and recordholders may, under certain circumstances as permitted by the Act, commu-nicate with other shareholders in connection with requiring a special meeting of shareholders. Shareholders of the Company may remove a Director by the af-firmative vote of a majority of the Company's outstanding voting shares. The Board of Directors, however, will call a special meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of Di-rectors holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Company does not issue cer-tificates representing the Funds' shares. Instead, the Transfer Agent main-tains a record of each shareholder's ownership. Each shareholder receives con-firmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.

                                   TAXATION

FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes. Each Fund has elected or intends to elect to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its as-sets and distribution of its income to shareholders. As a regulated investment company, each Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to its shareholders as ordinary income. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regard-less of whether distributions are received in cash or reinvested in shares. A Fund's dividends that are paid to its corporate shareholders and are attribut-able to qualifying dividends such Fund receives from U.S. domestic corpora-tions may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period re-quirements and debt financing limitations under the Code. Dividends paid by International Equity Fund and Asia Growth Fund are not generally expected to qualify, in the hands of corporate shareholders, for the corporate dividends-received deduction, but a portion of each other Fund's dividends may generally so qualify. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax pur-poses.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the rec-ord date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events on which a share-holder may recognize a gain or loss.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and ex-changes if they fail to furnish their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup with-holding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non-resident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  Each Fund anticipates that it will be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Funds do not anticipate that they will elect to pass such foreign taxes through to their shareholders, who therefore will generally not take such taxes into account on their own tax returns. The Funds will generally deduct such taxes in determining the amounts available for distribution to sharehold-ers.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds. A state income (and pos-sibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from in-terest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting re-quirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional State-ment. Shareholders are urged to consult their own tax advisers regarding spe-cific questions as to federal, state and local taxes as well as to any foreign taxes.

                            ADDITIONAL INFORMATION

  The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                     REPORTS TO INSTITUTIONAL SHAREHOLDERS

  Institutional Shareholders will receive an annual report containing audited financial statements and a semi-annual report. Each Institutional Shareholder will also be provided with a printed confirmation for each transaction in the shareholder's account and an individual quarterly statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs. The Funds do not generally provide subaccounting services.

                                   DIVIDENDS

  Each dividend from net investment income and capital gain distributions, if any, declared by a Fund on its outstanding Institutional Shares will, at the election of each shareholder, be paid (i) in cash or (ii) in additional Insti-tutional Shares of such Fund. This election should initially be made on a shareholder's Account Information Form and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular divi-dend or distribution. If no election is made, all dividends from net invest-ment income and capital gain distributions will be reinvested in Institutional Shares of the applicable Fund. If cash dividends are elected with respect to a Fund's net investment income dividends then cash dividends must also be elected with respect to the short-term capital gains component, if any, of the Fund's annual dividend.

  The election to reinvest dividends and distributions paid by a Fund in addi-tional Institutional Shares of the Fund will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase Institutional Shares of a Fund.

  Each Fund intends that all or substantially all its net investment income and net realized long-term and short-term capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. The Growth and Income Fund will pay dividends from net investment income quarterly. Each other Fund will pay dividends from net investment income at least annually. All of the Funds will pay dividends from net realized long-term and short-term capital gains, reduced by available capital losses, at least annually. From time to time, a portion of a Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of shares of a Fund a portion of the net asset value per share may be represented by undistributed income of the Fund or realized or unrealized appreciation of the Fund's portfolio securi-ties. Therefore, subsequent distributions (or portions thereof) of taxable in-come or realized appreciation on such shares may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

                       PURCHASE OF INSTITUTIONAL SHARES

  Institutional Shares of a Fund may be purchased, without the imposition of a sales load, through Goldman Sachs at the net asset value per share next deter-mined after receipt of an order. If, by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. New York time), an order is re-ceived by the Fund or Goldman Sachs, the price per share will be the net asset value per share computed on the day the purchase order is received. See "Net Asset Value."

PURCHASE PROCEDURES

  Purchases of Institutional Shares may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring Federal Funds to State Street Bank and Trust Company ("State Street") or initiating an ACH transfer. Pur-chases may also be made by check (except that a check drawn on a foreign bank will not be accepted) or Federal Reserve draft made payable to "Goldman Sachs Equity Portfolios, Inc.--(Name of Fund)" and should be directed to "Goldman Sachs Equity Portfolios, Inc.--(Name of Fund)", c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711. Payment must be received within three Business Days of receipt of the purchase order by the Fund or Goldman Sachs. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Re-demption of Institutional Shares."

  In order to make an initial investment in a Fund, an investor must establish an account with the Fund by furnishing necessary information to the Fund or Goldman Sachs. An Account Information Form, a copy of which is attached to this Prospectus, should be used to establish such an account. Subsequent pur-chases of shares may be made in the manner set forth in the preceding para-graph.

  The minimum initial investment is $1,000,000 in Institutional Shares of each Fund alone or in combination with other assets under the management of GSAM and its affiliates. Institutional Shares of the Fund are offered to (a) banks, trust companies or other types of depository institutions investing for their own account or on behalf of their clients; (b) pension and profit sharing plans, pension funds and other company-sponsored benefit plans; (c) qualified non-profit organizations, charitable trusts, foundations and endowments; (d) any state, county, city or any instrumentality, department, authority or agency thereof; (e) corporations and other for-profit business organizations with assets of at least $100 million or publicly traded securities outstand-ing; (f) "wrap" accounts for the benefit of clients of broker-dealers, finan-cial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; and (g) registered investment advisers who have en-tered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards. The minimum investment requirement may be waived at the discretion of the Company's officers. No minimum amount is re-quired for subsequent investments.

  Each Fund reserves the right to redeem the Institutional Shares of any In-stitutional Shareholder whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of an Institutional Shareholder's account falls below the minimum account balance solely as a result of market conditions. The Company will give sixty (60) days' prior written notice to Institutional Shareholders whose Institutional Shares are being redeemed to allow them to purchase sufficient additional In-stitutional Shares of a Fund to avoid such redemption.

OTHER PURCHASE INFORMATION

  Banks, trust companies or other institutions through which investors acquire Institutional Shares may impose charges in connection with transactions in In-stitutional Shares. Such institutions should be consulted for information re-garding such charges.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). Each Fund or Goldman Sachs may reject or restrict purchases or exchanges of Institutional Shares by a particular purchaser or group of related purchasers, for example, when a pattern of frequent purchases and sales or exchanges of Institutional Shares of a Fund is evident, or if the purchase and sale or exchange orders are, or a subsequent abrupt redemption might be, of a size that would disrupt management of the Fund.

                              EXCHANGE PRIVILEGE

  Institutional Shares of the Fund may be exchanged for (i) Institutional Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the corresponding class of any portfolio of Goldman Sachs Money Market Trust at the net asset value next de-termined either by writing to Goldman Sachs, Attention: Goldman Sachs Equity Portfolios, Inc.-- [Name of Fund], c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 3:00 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares or units and consider its investment objective, pol-icies and applicable fees before making an exchange. Under the telephone ex-change privilege, Institutional Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identifica-tion numbers only if the exchange request is in writing and is received in ac-cordance with the procedures set forth under "Redemptions of Institutional Shares."

  In times of drastic economic or market changes the telephone exchange privi-lege may be difficult to implement. In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Institutional Shares" to confirm that such instructions are genuine. For federal income tax purposes, an exchange is treated as a sale of the shares surrendered in the exchange on which an in-vestor may realize a gain or loss, followed by a purchase of Institutional Shares, or the corresponding class of any portfolio of Goldman Sachs Money Market Trust received in the exchange. Shareholders should consult their own tax adviser concerning the tax consequences of an exchange.

  All exchanges which represent an initial investment in a fund must satisfy the minimum investment requirements of the fund into which the Institutional Shares are being exchanged, except that this requirement may be waived at the discretion of the officers of such fund. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be mod-ified or withdrawn at any time on sixty (60) days' written notice to Institu-tional Shareholders and is subject to certain limitations. See "Purchase of Institutional Shares."

                      REDEMPTION OF INSTITUTIONAL SHARES

  Each Fund will redeem its Institutional Shares upon request of an Institu-tional Shareholder on any Business Day at the net asset value next determined after the receipt by the Transfer Agent of such request in proper form. See "Net Asset Value." If Institutional Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Institutional Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the inside front cover page of this Prospectus. An Institutional Shareholder may request redemptions by tele-phone if the optional telephone redemption privilege is elected on the Account Information Form accompanying this Prospectus. It may be difficult to imple-ment redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Company to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or ad-dress other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Informa-tion Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time. If reasonable procedures are not imple-mented, the Company may be liable for any loss due to unauthorized or fraudu-lent transactions. In all other cases, neither the Funds, the Company nor Goldman Sachs will be responsible for the authenticity of redemption or ex-change instructions received by telephone.

  Written requests for redemptions must be signed by each Institutional Share-holder whose signature has been guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a sav-ings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such in-stitution satisfies the standards established by the Transfer Agent.

  Each Fund will arrange for the proceeds of redemptions effected by any means to be wired as Federal Funds to the bank account designated in the Institu-tional Shareholder's Account Information Form or, if the shareholder elects in writing, by check. Redemption proceeds paid by wire transfer of Federal Funds will normally be wired on the next Business Day in Federal Funds (for a total one-day delay), but may be paid up to three (3) Business Days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would originally be wired. With respect to redemp-tion proceeds paid by check, a check for the redemption proceeds will normally be mailed to the address of record within three (3) Business Days of receipt of a properly executed redemption request. In order to change the bank desig-nated on the Account Information Form to receive redemption proceeds or the record address, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Company nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the Institutional Shareholder's bank in the transfer proc-ess. If a problem with such performance arises, the Institutional Shareholder should deal directly with such intermediaries or bank.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by Goldman Sachs. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

  Except with respect to Institutional Shareholders whose account balances are less than $50, Institutional Shares are not redeemable at the option of a Fund unless the Board of Directors determines in its sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Funds. Each Fund, however, assumes no responsibility to compel redemptions.

                             ---------------------

                                  APPENDIX A

                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

  You are required by law to provide the Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section (the "Certification Section") of the Account Information Form could result in withholding of 31% by the Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account. The Fund reserves the right to refuse to open an account for, or to close the account of, any investor who fails to (1) provide a TIN or (2) certify that such TIN is correct (if required to do so under applicable law) in establishing an account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  Special rules apply for determining the TIN that certain entities are required to provide.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could also apply to payments relating to your account prior to the Fund's receipt of your TIN and required certifications.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification Section.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification Section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to the Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

[LOGO]     GOLDMAN SACHS PORTFOLIOS -- ACCOUNT INFORMATION FORM

         This Account Information Form Should be Forwarded Promptly to Goldman, Sachs & Co. No Redemption Can be Made Prior to Its Receipt

Send to: Goldman Sachs Portfolios              Master No. ________________
         4900 Sears Tower                                  Fund Use Only
         Chicago, IL 60606
         1-800-621-2550                        Date: _____________________


[_] GOLDMAN SACHS -- MONEY MARKET TRUST   [_] GOLDMAN SACHS GLOBAL INCOME FUND
    Fill in Portfolio(s):_____________    [_] GOLDMAN SACHS SELECT EQUITY FUND
[_] GS -- ADJUSTABLE RATE GOVERNMENT      [_] GOLDMAN SACHS GROWTH AND INCOME
          AGENCY FUND                         FUND
[_] GS -- SHORT-TERM GOVERNMENT AGENCY    [_] GOLDMAN SACHS MID-CAP EQUITY FUND
          FUND
[_] GS -- SHORT DURATION TAX-FREE FUND    [_] GOLDMAN SACHS INTERNATIONAL
[_] GS -- CORE FIXED INCOME FUND              EQUITY FUND
[_] OTHER                                 [_] GOLDMAN SACHS ASIA GROWTH FUND
    Class of Shares:_____________________

A. ACCOUNT RECORD
-------------------------------------------------------------------------------

-------------------------------------     -------------------------------------
Name of Account                           Telephone Number


-------------------------------------     U.S. Citizen or
Street or P.O. Box                        Resident? Yes [_]  No [_]


-------------------------------------     If no is checked, fill in country of
City                 State      Zip       tax residence:


-------------------------------------     -------------------------------------
Attention

B. DIVIDENDS AND DISTRIBUTIONS -- Check appropriate box (see "Dividends" in Prospectus)
-------------------------------------------------------------------------------
Dividends (including net short-term capital gains)  [_] Cash   [_] Units/Shares
Net Long-Term Capital Gains Distributions           [_] Cash   [_] Units/Shares
  Fill in Fund(s): ____________________
(If no box is checked, dividends and capital gains distributions will be reinvested in the account.)

C. SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER
CERTIFICATION
-------------------------------------------------------------------------------

Taxpayer Identification Number: _________________________
Under penalties of perjury, I certify that (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because I am exempt from backup withholding or I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding. See the "Guidelines for Certification of Taxpayer Identification Number on Account Information Form," contained in the Appendix to the accompanying Prospectus.

          ------------------------------     -----------------------------------
S I G N   Signature                          Name (print) and Title (if any)
HERE

          ------------------------------     -----------------------------------
          Date

D. OPTIONAL TELEPHONE EXCHANGE (see "Exchange Privilege" in Prospectus)
-------------------------------------------------------------------------------

[_] Goldman, Sachs & Co. is hereby authorized to accept and act upon telephone instructions from the undersigned or any other person for the exchange of shares/units of the Fund into any fund described in the accompanying Prospectus. The undersigned understands and agrees that neither the applicable Fund nor Goldman, Sachs & Co. will be liable for any loss, expense, or cost arising out of any telephone request effected hereunder.

                                                       Continued on reverse side

E. REDEMPTION PLANS -- check one box only (see "Redemption of Units/Shares" in Prospectus)
-------------------------------------------------------------------------------
[_] I authorize GOLDMAN, SACHS & CO. to honor telephone, telegraphic or other instructions WITHOUT SIGNATURE GUARANTEE, from any person for the redemption of shares/units for the above account provided that the proceeds are transmitted to the following bank account(s) only. I understand any changes to the following information must be made in writing to GOLDMAN, SACHS & CO., must contain the appropriate number of signatures listed below and all signatures MUST BE SIGNATURE GUARANTEED. Absent its own gross negligence, neither the applicable Fund nor GOLDMAN, SACHS & CO. shall be liable for such redemptions or for payments made to any unauthorized account.

[_] I have furnished GOLDMAN, SACHS & CO., WITH A SIGNATURE GUARANTEE (See section G). I authorize GOLDMAN, SACHS & CO. to honor telephone, telegraphic, or other instructions from any person for the redemption of shares/units for the above account provided that the proceeds are transmitted to the following bank account(s) only. Any changes to the following information must be made in writing to GOLDMAN, SACHS & CO., (but without signature guarantee) and contain the appropriate number of signatures listed below. Absent its own gross negligence, neither the applicable Fund nor GOLDMAN, SACHS & CO. shall be liable for such redemptions or for payments made to any unauthorized account.

Please complete the following bank account information and place a line through the unused portion.

Additional instructions may be added on separate pages, if necessary

Number of Bank Account Destinations completed in Section E of this form: [_]

1)___________________________________     3)___________________________________
 Bank Name           Bank Routing No.      Bank Name           Bank Routing No.


 ------------------------------------      ------------------------------------
 Street Address                            Street Address


 ------------------------------------      ------------------------------------
 City                State      Zip        City                State      Zip


 ------------------------------------      ------------------------------------
 Account Name          Account No.         Account Name          Account No.


2)___________________________________     4)___________________________________
 Bank Name           Bank Routing No.      Bank Name           Bank Routing No.


 ------------------------------------      ------------------------------------
 Street Address                            Street Address


 ------------------------------------      ------------------------------------
 City                State      Zip        City                State      Zip


 ------------------------------------      ------------------------------------
 Account Name         Account No.,         Account Name         Account No.,

[_] By Mail

F. SIGNATURE AUTHORIZATION
-------------------------------------------------------------------------------
By the execution of this Account Information Form, the undersigned represents and warrants that it has full right, power and authority to make the investment applied for pursuant to this application and is acting for itself or in some fiduciary capacity in making such investment, and the individual(s) signing on behalf of the undersigned represent and warrant that they are duly authorized to sign this application and to purchase and redeem Fund units/shares on behalf of the undersigned. THE UNDERSIGNED AFFIRMS THAT IT HAS RECEIVED AND REVIEWED A CURRENT FUND PROSPECTUS.

The undersigned understands that non-money market funds do not maintain a constant net asset value and further that a constant net asset value in money market funds is not guaranteed. As a result, the undersigned may experience a loss of principal on its investments.

Number of Signatures required to make changes to this form: [_]


S I G N  ---------------------------------  ------------------------------------
HERE     Signature                          Name (print) and Title (if any) Date


         ---------------------------------  ------------------------------------
         Signature                                                          Date


         ---------------------------------  ------------------------------------
         Signature                                                          Date


G. SIGNATURE GUARANTEE
-------------------------------------------------------------------------------
                                             Affix Guarantee Stamp Here

-------------------------------------
Signature Guaranteed By

-------------------------------------
Authorized Signature

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES OR AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SUCH SECURITIES IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UN-LAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY OR THE FUNDS SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

                             ---------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Summary....................................................................   3
Financial Highlights.......................................................   9
Investment Objectives and Policies.........................................  14
Special Investment Methods and Risk Factors................................  18
Investment Restrictions....................................................  30
Portfolio Turnover.........................................................  30
Management.................................................................  30
Net Asset Value............................................................  33
Performance Information....................................................  33
Shares of the Company......................................................  34
Taxation...................................................................  35
Additional Information.....................................................  36
Reports to Institutional Shareholders......................................  37
Dividends..................................................................  37
Purchase of Institutional Shares...........................................  37
Exchange Privilege.........................................................  39
Redemption of Institutional Shares.........................................  39
Appendix A................................................................. A-1
Account Information Form

EQ1IS/2K/0296

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET

MANAGEMENT

ONE NEW YORK PLAZA

NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS

MANAGEMENT, L.P.

ONE NEW YORK PLAZA

NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET

MANAGEMENT INTERNATIONAL

140 FLEET STREET

LONDON, ENGLAND EC4A 2BJ

GOLDMAN, SACHS & CO.

DISTRIBUTOR

85 BROAD STREET

NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.

TRANSFER AGENT

4900 SEARS TOWER

CHICAGO, ILLINOIS 60606


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       GOLDMAN SACHS SELECT EQUITY FUND
                     GOLDMAN SACHS GROWTH AND INCOME FUND
                       GOLDMAN SACHS MID-CAP EQUITY FUND
                    GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                        GOLDMAN SACHS ASIA GROWTH FUND
                                SERVICE SHARES

                                 ------------

  Goldman Sachs Select Equity Fund ("Select Equity Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), Goldman Sachs Mid-Cap Equity Fund ("Mid-Cap Equity Fund"), Goldman Sachs International Equity Fund ("International Equity Fund") and Goldman Sachs Asia Growth Fund ("Asia Growth Fund") (individually, a "Fund," and collectively, the "Funds") are part of a family of funds advised by Goldman Sachs Asset Management or its affiliates, Goldman Sachs Funds Management, L.P. and Goldman Sachs Asset Management International. Each Fund is organized as a separate portfolio of Goldman Sachs Equity Portfolios, Inc. (the "Company"), an open-end, management investment company.

  Select Equity Fund seeks total return through investments in equity securities consisting of capital appreciation plus dividend income that, net of Fund expenses, exceeds the total return realized on the Standard & Poor's Index of 500 Common Stocks.

  Growth and Income Fund seeks long-term growth of capital and growth of income through investments in equity securities that the Fund's Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend paying ability.

  Mid-Cap Equity Fund seeks long-term capital growth primarily through investments in equity securities of companies with public stock market capitalizations of between $500 million and $7 billion at the time of investment.

  International Equity Fund seeks long-term capital appreciation through investments in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

  Asia Growth Fund seeks long-term capital appreciation through investments in equity securities of companies related (in the manner described herein) to Asian countries.

                                                       (continued on next page)

                                 ------------

  SERVICE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN SERVICE SHARES OF THE FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 ------------

             The date of this Prospectus is February 1, 1996

  A FUND'S INVESTMENTS IN SECURITIES OF EMERGING MARKETS AND OTHER FOREIGN ISSUERS AND OF COMPANIES WHOSE SECURITIES ARE PRINCIPALLY TRADED OUTSIDE THE UNITED STATES, AND INVESTMENTS QUOTED OR DENOMINATED IN FOREIGN CURRENCIES, AS WELL AS THE MANAGEMENT TECHNIQUES EMPLOYED BY THE FUNDS, ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN SECURITIES OF U.S. ISSUERS. IN PARTICULAR, THE SECURITIES MARKETS OF ASIAN AND OTHER EMERGING MARKET COUNTRIES IN WHICH THE ASIA GROWTH AND INTERNATIONAL EQUITY FUNDS INVEST ARE LESS LIQUID, SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES. THE FUNDS ARE INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH SUCH INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "SPECIAL INVESTMENT METHODS AND RISK FACTORS."

  Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Growth and Income, Mid-Cap Equity and International Equity Funds. Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman Sachs, serves as investment adviser to the Select Equity Fund. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the Asia Growth Fund and subadviser to the International Equity Fund. GSAM, GSFM and GSAMI are referred to in this Prospectus as the "Investment Adviser." GSAM serves as each Fund's administrator and Goldman Sachs serves as each Fund's distributor and transfer agent.

  This Prospectus, which sets forth concisely the information about the Company and the Funds that a prospective investor ought to know before investing in Service Shares of the Funds, should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated February 1, 1996, containing further information about the Company and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission, is incorporated herein by reference in its entirety, and may be obtained without charge from institutions ("Service Organizations") that hold, directly or through an agent, Service Shares for the benefit of their customers, or Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed below.

GOLDMAN SACHS EQUITY                      GOLDMAN SACHS ASSET MANAGEMENT
PORTFOLIOS, INC.                          INVESTMENT ADVISER TO
ONE NEW YORK PLAZA                          GROWTH AND INCOME FUND,
NEW YORK, NEW YORK 10004                    MID-CAP EQUITY FUND AND
                                            INTERNATIONAL EQUITY FUND
GOLDMAN, SACHS & CO.                      ONE NEW YORK PLAZA
DISTRIBUTOR                               NEW YORK, NEW YORK 10004
85 BROAD STREET
NEW YORK, NEW YORK 10004                  GOLDMAN SACHS ASSET MANAGEMENT
                                          INTERNATIONAL
GOLDMAN, SACHS & CO.                        INVESTMENT ADVISER TO
TRANSFER AGENT 4900 SEARS TOWER             ASIA GROWTH FUND AND
CHICAGO, ILLINOIS 60606                     SUBADVISER TO THE
                                            INTERNATIONAL EQUITY FUND
GOLDMAN SACHS FUNDS MANAGEMENT, L.P.      140 FLEET STREET
INVESTMENT ADVISER TO SELECT EQUITY       LONDON, ENGLAND
FUND                                      EC4A 2BJ
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

TOLL FREE (IN U.S.)..................     800-621-2550

                                    SUMMARY

                                  INTRODUCTION

  Goldman Sachs Select Equity Fund ("Select Equity Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), Goldman Sachs Mid-Cap Equity Fund ("Mid-Cap Equity Fund"), Goldman Sachs International Equity Fund ("International Equity Fund") and Goldman Sachs Asia Growth Fund ("Asia Growth Fund") (a "Fund," or the "Funds") are part of a family of funds advised by GSAM or its affiliates, GSFM and GSAMI. The Funds are separate diversified portfolios of Goldman Sachs Equity Portfolios, Inc. (the "Company"), an open-end, management investment company.

GOLDMAN SACHS SELECT EQUITY FUND

  The investment objective of the Fund is to provide investors with a total return through investments in equity securities consisting of capital appreciation plus dividend income that, net of Fund expenses, exceeds the total return realized on the Standard & Poor's Index of 500 Common Stocks (the "S&P 500 Index"). Under normal circumstances, the Fund will invest at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a portfolio of equity securities selected using both fundamental research and a variety of quantitative techniques which seek to maximize the Fund's risk to reward ratio. The Fund's portfolio is designed to have risk, capitalization and industry characteristics similar to the S&P 500 Index.

GOLDMAN SACHS GROWTH AND INCOME FUND

  The Fund's investment objectives are to provide its shareholders with long-term growth of capital and growth of income. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend paying ability. Equity securities in which the Fund may invest consist of common stocks, preferred stocks, convertible securities, warrants and stock purchase rights, and interests in real estate investment trusts. These securities may or may not pay a current dividend. The Fund may invest up to 35% of its total assets in fixed income securities.

GOLDMAN SACHS MID-CAP EQUITY FUND

  The investment objective of the Fund is long-term capital growth. Dividend income, if any, is an incidental consideration. The Fund seeks to meet its investment objective by investing, under normal circumstances, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of companies ("Mid-Cap Companies") with public stock market capitalizations of between $500 million and $7 billion at the time of investment. However, the Fund currently intends to emphasize investments in companies with public stock market capitalizations of under $5 billion at the time of investment. The Fund may invest up to 35% of its total assets in the equity securities of companies with public stock market capitalizations greater or less than Mid-Cap Companies and fixed income securities.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

  The Fund's investment objective is long-term capital appreciation. Under normal market conditions, the Fund will invest substantially all, and at least 65%, of its total assets in equity securities of companies organized outside the United States or whose securities are principally traded outside the United States. Many of the countries in which the Fund may invest have emerging economies or securities markets which involve certain risks. The Fund may employ certain currency management techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to enhance return, these management techniques are considered speculative. See "Special Investment Methods and Risk Factors--Foreign Transactions." The Fund may also invest up to 35% of its total assets in fixed income securities of foreign and domestic corporations, mortgage- and asset-backed issuers and the U.S. Government, foreign governments and their respective agencies, instrumentalities, political subdivisions and authorities and fixed income securities issued or guaranteed by international or supranational entities that, in the opinion of the Investment Adviser, offer the potential to enhance total return.

GOLDMAN SACHS ASIA GROWTH FUND

  The Fund's investment objective is long-term capital appreciation. Under normal market conditions, the Fund will invest substantially all, and at least 65%, of its total assets in equity securities of companies in China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand which are considered by the Investment Adviser to have long-term capital appreciation potential. Concentration of the Fund's assets in one or a few of the Asian countries will subject the Fund, to a greater extent than if the Fund's assets were less geographically concentrated, to the risks of adverse changes in the securities and foreign exchange markets of such countries and social, political or economic events which may occur in those countries. The Fund may also invest up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and fixed income securities. The Fund may employ certain currency techniques to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to enhance return, these management techniques are considered speculative. See "Special Investment Methods and Risk Factors--Foreign Transactions."

                     INVESTMENT ADVISERS AND ADMINISTRATOR

  Goldman Sachs Asset Management, a separate operating division of Goldman Sachs, acts as administrator to each Fund and serves as Investment Adviser to the Mid-Cap Equity, Growth and Income and International Equity Funds. Goldman Sachs Funds Management, L.P., an affiliate of Goldman Sachs, serves as investment adviser to the Select Equity Fund. Goldman Sachs Asset Management International, an affiliate of Goldman Sachs, serves as investment adviser to the Asia Growth Fund and subadviser to the International Equity Fund. As of December 31, 1995, the Investment Advisers, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $ 55 billion.

                   PURCHASE AND REDEMPTION OF SERVICE SHARES

  It is expected that all purchasers of Service Shares of the Fund will be Service Organizations or their nominees. Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Service Shares of the Fund may be purchased by Service Organizations through Goldman Sachs at the current net asset value per share without the imposition of a sales load. The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. See "Purchase of Service Shares." The Funds will redeem their Service Shares upon request of a shareholder on any Business Day at the net asset value next determined after receipt of such request in proper form. See "Redemption of Service Shares."

                         DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs serves as the distributor for each Fund in the sale of its shares. Under the Transfer Agency Agreement with the Company, Goldman Sachs provides transfer agency services and responds to shareholder inquiries. See "Management--Distributor and Transfer Agent."

                                DIVIDEND POLICY

  Each Fund intends that all or substantially all of its net investment income and net realized long-term and short-term capital gains for each taxable year, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends. The Growth and Income Fund will pay dividends in respect of net investment income quarterly. Each other Fund will pay dividends in respect of net investment income at least annually. All of the Funds will pay dividends in respect of net realized long-term and short-term capital gains at least annually. Shareholders will receive dividends in additional Service Shares of the Fund paying the dividend or may elect to receive cash as described under "Dividends."

                                  RISK FACTORS

  Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objective will be achieved.

  There are certain risks associated with the investment policies of each of the Funds. For instance, to the extent that a Fund invests in the securities and related financial instruments of small to medium sized market capitalization companies, a Fund may be exposed to a higher degree of risk and price volatility because such securities may lack sufficient liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. A Fund's use of certain investment techniques, including derivatives, forward contracts and options and futures transactions, will subject a Fund to greater risk than funds that do not employ such techniques. To the extent that a Fund invests in securities of non-U.S. issuers and foreign currencies, the Fund may face risks that are different from those associated with investment in domestic securities. The risks of foreign investments and currencies include changes in relative currency exchange rates, political and economic developments and the imposition of exchange controls or other governmental confiscation or restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers. A Fund's investments in emerging markets and countries will involve greater risks than investments in the developed countries of Western Europe, the U.S. and Japan. In addition, because the International Equity and Asia Growth Funds will invest primarily outside the U.S., these Funds may be subject to greater risks, since the securities markets of foreign countries are generally less liquid and subject to greater price volatility. In particular, the securities markets of the developing countries of Asia are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.

                              ADDITIONAL SERVICES

  The Company, on behalf of each Fund, has adopted a Service Plan with respect to the Service Shares of each Fund which authorizes each Fund to compensate Service Organizations for providing account administration and shareholder liaison services to their customers who are the beneficial owners of such Shares. The Company, on behalf of each Fund, will enter into agreements with each Service Organization which will provide for compensation to the Service Organization in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of a Fund attributable to or held in the name of the Service Organization for its customers. See "Additional Services."

                               FEES AND EXPENSES
                               (SERVICE SHARES)*

                                                   GROWTH
                                            SELECT  AND   MID-CAP INT'L   ASIA
                                            EQUITY INCOME EQUITY  EQUITY GROWTH
                                             FUND   FUND   FUND    FUND   FUND
                                            ------ ------ ------- ------ ------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge Imposed on Purchases.  None   None   None    None   None
 Maximum Sales Charge Imposed on Reinvested
  Dividends................................  None   None   None    None   None
 Redemption Fees...........................  None   None   None    None   None
 Exchange Fees.............................  None   None   None    None   None
ANNUAL FUND OPERATING EXPENSES: (as a
percentage of average daily net assets)
 Management Fees (including, after
  applicable limitations, advisory and
  administration fees)**...................  0.59%  0.70%  0.75%   0.86%  0.86%
 Service Fees***...........................  0.50%  0.50%  0.50%   0.50%  0.50%
 Other Expenses (after expense limita-
  tion)**..................................  0.06%  0.15%  0.10%   0.24%  0.24%
                                             ----   ----   ----    ----   ----
  TOTAL FUND OPERATING EXPENSES (AFTER
   EXPENSE LIMITATION)**...................  1.15%  1.35%  1.35%   1.60%  1.60%
                                             ====   ====   ====    ====   ====

EXAMPLE:                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------                                       ------ ------- ------- --------
You would pay the following expenses on a hy-
 pothetical $1,000 investment, assuming (1) a
 5% annual return and (2) redemption at the
 end of each time period
Select Equity Fund............................  $12     $37     $63     $140
Growth and Income Fund........................  $14     $43     $74     $162
Mid-Cap Equity Fund...........................  $14     $43     N/A      N/A
International Equity Fund.....................  $16     $50     $87     $190
Asia Growth Fund..............................  $16     $50     $87     $190

--------------------

   * The information set forth in the foregoing table and hypothetical example relates only to Service Shares of the Funds. Each Fund also offers Institutional Shares and, except for Mid-Cap Equity Fund, Class A Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding Institutional and Class A Shares may be obtained from an investor's sales representative or from Goldman Sachs by calling the number on the inside cover of this Prospectus.

 ** Based on estimated amounts for the current fiscal year. The Investment
    Advisers and GSAM have voluntarily agreed to limit their advisory and administration fees to the following (as a percentage of average daily net assets): Select Equity Fund--0.44% and 0.15%, International Equity Fund--

   0.71% and 0.15% and Asia Growth Fund--0.71% and 0.15%. Without such limitations, the Funds' advisory and administration fees would be: Select Equity Fund--0.50% and 0.25%, International Equity Fund--0.75% and 0.25% and Asia Growth Fund--0.75% and 0.25%. The Investment Advisers and GSAM have voluntarily agreed to reduce or limit certain "Other Expenses" of the Funds (excluding transfer agency fees estimated to be 0.04% of average daily net assets, advisory and administration fees and fees under service, distribution and authorized dealer service plans, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to 0.06%, 0.11%, 0.06%, 0.24% and 0.24%, respectively, of the Select Equity, Growth and Income, Mid-Cap Equity, International Equity and Asia Growth Funds' average daily net assets. The Investment Advisers and GSAM have no current intention of modifying or discontinuing such limitations but may do so in the future at their discretion. With regard to the Select Equity, International Equity and Asia Growth Funds, Goldman Sachs has voluntarily agreed to waive the transfer agency fees. If the Investment Advisers, Goldman Sachs and GSAM did not agree to limit certain "Other Expenses" of each Fund and to limit the fees of the Select Equity, International Equity and Asia Growth Funds as described above, the "Other Expenses" and "Total Operating Expenses" of the Service Shares of the Funds would be as follows:
   Select Equity Fund--0.27% and 1.52%; Growth and Income Fund--0.15% and 1.35%; Mid-Cap Equity Fund--0.32% and 1.57%; International Equity Fund-- 0.38% and 1.88% and Asia Growth Fund--0.39% and 1.89%, respectively. The annual "Management Fees," "Other Expenses," and "Total Operating Expenses" incurred by the Class A Shares of the following Funds during the fiscal year ended January 31, 1995 (expressed as a percentage of average daily net assets after fee adjustments) were: Select Equity Fund--0.75%, 0.38% and 1.38%, Growth and Income Fund--0.70%, 0.30%, and 1.25%, International Equity Fund--1.00%, 0.48%, and 1.73% and Asia Growth Fund--1.00%, 0.65% and 1.90%,
   respectively.

*** Service Organizations (other than broker-dealers) may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customer accounts. Due to the service fees, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.'s rules regarding investment companies. See "Additional Services."

  The purpose of the foregoing table is to assist investors in understanding the various costs and expenses of the Funds that an investor in the Funds will bear directly or indirectly. The costs and expenses included in the table and hypothetical example above are based upon estimated fees and expenses for the current year. The information on costs and expenses included in the table and hypothetical example above should not be considered as representative of future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers, Subadviser and Administrator" and "Additional Services."

                             FINANCIAL HIGHLIGHTS

  SELECTED DATA FOR A CLASS A SHARE OF THE SELECT EQUITY, GROWTH AND INCOME, INTERNATIONAL EQUITY AND ASIA GROWTH FUNDS AND FOR AN INSTITUTIONAL SHARE OF THE SELECT EQUITY AND MID-CAP EQUITY FUNDS OUTSTANDING THROUGHOUT EACH PERIOD

  The following data with respect to a Class A Share of Select Equity, Growth and Income, International Equity and Asia Growth Funds outstanding during the periods indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the year ended January 31, 1995. The following data with respect to a Class A Share and Institutional Share of the Select Equity Fund and a Class A Share of the Growth and Income, International Equity and Asia Growth Funds outstanding during the period ended July 31, 1995 has been derived from unaudited financial statements prepared by the Company. The following data with respect to an Institutional Share of Mid-Cap Equity Fund outstanding during the period from August 1, 1995 (commencement of operations) through September 30, 1995 has also been derived from unaudited financial statements prepared by the Company. This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. These reports also contain performance information and are available upon request and without charge by writing to one of the addresses on the inside cover of this Prospectus. Prior to the existence of Institutional Shares of a Fund any outstanding shares are deemed to be Class A Shares for purposes of the following data. No Service Shares of the Funds were outstanding during the periods indicated.

                                              SELECT EQUITY FUND
                          --------------------------------------------------------------------
                          FOR THE PERIODS ENDED         FOR THE YEAR ENDED          FOR THE
                                JULY 31,                   JANUARY 31,            PERIOD ENDED
                          -------------------------  ---------------------------  JANUARY 31,
                           1995           1995        1995      1994      1993        1992
                          CLASS A     INSTITUTIONAL  CLASS A   CLASS A  CLASS A     CLASS A
                          SHARES        SHARES(d)    SHARES    SHARES    SHARES    SHARES(e)
                          -------     -------------  -------   -------  --------  ------------
                               (UNAUDITED)
Net asset value,
beginning of period.....  $ 14.61        $ 16.97     $ 15.93   $ 15.46  $  15.05    $  14.17
                          -------        -------     -------   -------  --------    --------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
 Net investment income..     0.11           0.01        0.20      0.17      0.22        0.11
 Net realized and
 unrealized gain (loss)
 on investments, options
 and futures............     3.32           1.08       (0.38)     2.08      0.41        0.88
                          -------        -------     -------   -------  --------    --------
 Total income (loss)
 from investment
 operations.............     3.43           1.09       (0.18)     2.25      0.63        0.99
                          -------        -------     -------   -------  --------    --------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
 Net investment income..      --             --        (0.20)    (0.17)    (0.22)      (0.11)
 Net realized gain on
 investment and futures
 transactions...........      --             --        (0.94)    (1.61)      --          --
                          -------        -------     -------   -------  --------    --------
 Total distributions to
 shareholders...........      --             --        (1.14)    (1.78)    (0.22)      (0.11)
                          -------        -------     -------   -------  --------    --------
Net increase (decrease)
in net asset value......     3.43           1.09       (1.32)     0.47      0.41        0.88
                          -------        -------     -------   -------  --------    --------
Net asset value, end of
period..................  $ 18.04        $ 18.06     $ 14.61   $ 15.93  $  15.46    $  15.05
                          =======        =======     =======   =======  ========    ========
Total return(a).........    23.48%(b)       6.42%(b)   (1.10)%   15.12%     4.30%       7.01%(b)
Ratio of net expenses to
average net assets......     1.28%(c)       0.65%(c)    1.38%     1.42%     1.28%       1.57%(c)
Ratio of net investment
income to average net
assets..................     1.06%(c)       0.88%(c)    1.33%     0.92%     1.30%       1.24%(c)
Portfolio turnover rate.    27.65%(b)      27.65%(b)   56.18%    87.73%   144.93%     135.02%(c)
Net assets at end of
period ($ in thousands).  $94,944        $44,157     $94,968   $92,769  $117,757    $151,142
RATIOS ASSUMING NO
VOLUNTARY WAIVER OF FEES
OR EXPENSE LIMITATIONS:
 Ratio of expenses to
 average net assets.....     1.56%(c)       0.96%(c)    1.63%     1.67%     1.53%       1.82%(c)
 Ratio of net investment
 income to average net
 assets.................     0.78%(c)       0.57%(c)    1.08%     0.67%     1.05%       0.99%(c)

-------------------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
(b) Not annualized.
(c) Annualized.
(d) Institutional shares commenced operations on June 15, 1995.
(e) For the period from May 24, 1991 (commencement of operations) to January 31, 1992.

                                         GROWTH AND INCOME FUND
                           ----------------------------------------------------
                              FOR THE          FOR THE            FOR THE
                             SIX MONTHS          YEAR             PERIOD
                               ENDED            ENDED              ENDED
                           JULY 31, 1995   JANUARY 31, 1995 JANUARY 31, 1994(e)
                           CLASS A SHARES   CLASS A SHARES    CLASS A SHARES
                           --------------  ---------------- -------------------
                            (UNAUDITED)
Net asset value at
beginning of period......     $  15.80         $  15.79           $ 14.18
                              --------         --------           -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income...         0.17             0.20(d)           0.15
 Net realized and
 unrealized gain on
 investments and options.         3.13             0.30(d)           1.68
                              --------         --------           -------
 Total income from
 investment operations...         3.30             0.50              1.83
                              --------         --------           -------
DISTRIBUTIONS TO
SHAREHOLDERS:
 From net investment
 income..................        (0.13)           (0.20)            (0.15)
 From net realized gain
 on investment and option
 transactions............           --            (0.33)            (0.06)
 In excess of net
 investment income.......           --            (0.07)            (0.01)
                              --------         --------           -------
 Total distributions to
 shareholders............        (0.13)           (0.60)            (0.22)
                              --------         --------           -------
Additional paid-in
capital..................           --             0.11(d)            --
Net increase in net asset
value....................         3.17             0.01              1.61
                              --------         --------           -------
Net asset value, end of
period...................     $  18.97         $  15.80           $ 15.79
                              ========         ========           =======
Total return(a)..........        20.91%(b)         3.97%            13.08%(b)
Ratio of net expenses to
average net assets.......         1.22%(c)         1.25%             1.25%(c)
Ratio of net investment
income to average net
assets...................         1.78%(c)         1.28%             1.23%(c)
Portfolio turnover rate..        48.69%(b)        71.80%           102.23%(b)
Net assets at end of
period ($ in thousands)..     $324,036         $193,772           $41,528
RATIOS ASSUMING NO
VOLUNTARY WAIVER OF
DISTRIBUTION FEES AND
EXPENSE LIMITATIONS:
 Ratio of expenses to
 average net assets......         1.47%(c)         1.58%             3.24%(c)
 Ratio of net investment
 income (loss) to average
 net assets..............         1.53%(c)         0.95%            (0.76)%(c)

---------------------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account. For the year ended January 31, 1995, total return, excluding additional paid in capital, would have been 3.34%.
(b) Not annualized.
(c) Annualized.
(d) Calculated based on the average shares outstanding methodology.
(e) For the period from February 5, 1993 (commencement of operations) to January 31, 1994.

                                          INTERNATIONAL EQUITY FUND
                          ----------------------------------------------------------
                                                                          FOR THE
                             FOR THE           FOR THE YEAR ENDED       PERIOD ENDED
                            SIX MONTHS             JANUARY 31,          JANUARY 31,
                              ENDED       -----------------------------   1993(d)
                          JULY 31, 1995        1995           1994        CLASS A
                          CLASS A SHARES  CLASS A SHARES CLASS A SHARES    SHARES
                          --------------  -------------- -------------- ------------
                           (UNAUDITED)
Net asset value,
beginning of period.....     $  14.52        $  18.10       $  14.35      $ 14.18
                             --------        --------       --------      -------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
 Net investment income
 (loss).................         0.10            0.06           0.05        (0.01)
 Net realized and
 unrealized gain (loss)
 on investments, options
 and futures............         1.17           (3.04)          4.08         0.29
 Net realized and
 unrealized gain (loss)
 on foreign currency
 related transactions...         1.27           (0.01)         (0.38)       (0.11)
                             --------        --------       --------      -------
 Total income (loss)
 from investment
 operations.............         2.54           (2.99)          3.75         0.17
                             --------        --------       --------      -------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
 Net investment income..          --              --             --           --
 Net realized gain on
 investment, option and
 futures transactions...          --            (0.59)           --           --
                             --------        --------       --------      -------
 Total distributions to
 shareholders...........          --            (0.59)           --           --
                             --------        --------       --------      -------
Net increase (decrease)
in net asset value......         2.54           (3.58)          3.75         0.17
                             --------        --------       --------      -------
Net asset value, end of
period..................     $  17.06        $  14.52       $  18.10      $ 14.35
                             ========        ========       ========      =======
Total return(a).........        17.49%(b)      (16.65)%        26.13%        1.23%(b)
Ratio of net expenses to
average net assets......         1.62%(c)        1.73%          1.76%        1.80%(c)
Ratio of net investment
income (loss) to average
net assets..............         0.92%(c)        0.40%          0.51%       (0.42)%(c)
Portfolio turnover rate.        33.37%(b)       84.54%         60.04         0.00%
Net assets at end of
period ($ in thousands).     $266,123        $275,086       $269,091      $66,063
RATIOS ASSUMING NO
VOLUNTARY WAIVER OF
DISTRIBUTION FEES AND
EXPENSE LIMITATIONS:
 Ratio of expenses to
 average net assets.....         1.87%(c)        1.98%          2.01%        2.58%(c)
 Ratio of net investment
 income (loss) to
 average net assets.....         0.67%(c)        0.15%          0.26%       (1.20)%(c)

---------------------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
(b) Not annualized.
(c) Annualized.
(d) For the period from December 1, 1992 (commencement of operations) to January 31, 1993.

                                                     ASIA GROWTH FUND
                                            -----------------------------------
                                               FOR THE            FOR THE
                                              SIX MONTHS          PERIOD
                                                ENDED              ENDED
                                            JULY 31, 1995   JANUARY 31, 1995(d)
                                            CLASS A SHARES    CLASS A SHARES
                                            --------------  -------------------
                                             (UNAUDITED)
Net asset value, beginning of period......     $  13.31          $  14.18
                                               --------          --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income....................         0.14              0.11
 Net unrealized gain (loss) on
 investments..............................         2.12             (0.89)
 Net realized and unrealized gain on
 foreign currency related transactions....         0.08              0.01
                                               --------          --------
 Total gain (loss) from investment
 operations...............................         2.34             (0.77)
                                               --------          --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income....................          --              (0.10)
                                               --------          --------
 Total distributions to shareholders......          --              (0.10)
                                               --------          --------
Net increase (decrease) in net asset
value.....................................         2.34             (0.87)
                                               --------          --------
Net asset value, end of period............     $  15.65          $  13.31
                                               ========          ========
Total return(a)...........................        17.58%(b)        (5.46)%(b)
Ratio of net expenses to average net
assets....................................         1.73%(c)          1.90%(c)
Ratio of net investment income to average
net assets................................         2.02%(c)          1.83%(c)
Portfolio turnover rate...................        62.98%(b)         36.08%(b)
Net assets at end of period ($ in
thousands)................................     $165,789          $124,298
RATIOS ASSUMING NO VOLUNTARY WAIVER OF
DISTRIBUTION FEES AND EXPENSE LIMITATIONS:
 Ratio of expenses to average net assets..         1.98%(c)          2.38%(c)
 Ratio of net investment income to average
 net assets...............................         1.77%(c)          1.35%(c)

---------------------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
(b) Not annualized.
(c) Annualized.
(d) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.

                                                                    MID-CAP
                                                                  EQUITY FUND
                                                                 -------------
                                                                    FOR THE
                                                                 PERIOD ENDED
                                                                 SEPTEMBER 30,
                                                                     1995
                                                                 INSTITUTIONAL
                                                                   SHARES(a)
                                                                 -------------
Net asset value, beginning of period............................   $  15.00
                                                                   --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..........................................       0.04
 Net realized and unrealized gain on investments and options....       0.30
                                                                   --------
 Total income from investment operations........................       0.34
                                                                   --------
Net increase in net asset value.................................       0.34
                                                                   --------
Net asset value, end of period..................................   $  15.34
                                                                   ========
Total return(b).................................................       2.27%(d)
Ratio of net expenses to average net assets.....................       0.85%(c)
Ratio of net investment income to average net assets............       1.75%(c)
Portfolio turnover rate.........................................      37.84%(d)
Net assets at end of period ($ in thousands)....................   $130,509
RATIOS ASSUMING NO EXPENSE LIMITATIONS:
 Ratio of expenses to average net assets........................       1.04%(c)
 Ratio of net investment income to average net assets...........       1.56%(c)

---------------------
(a) For the period from August 1, 1995 (commencement of operations) to September 30, 1995.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.
(d) Not annualized.

                    INVESTMENT OBJECTIVES AND POLICIES

  Potential equity investments for each Fund (other than the Select Equity Fund which evaluates securities using both fundamental research and a variety of quantitative techniques as described below under "Select Equity Fund") generally are evaluated using fundamental analysis, including criteria such as earnings, cash flow, asset values and/or dividend-paying ability. In choosing a Fund's securities, the Investment Advisers utilize first-hand fundamental research, including visiting company facilities to assess operations and meet decision-makers. The Investment Advisers may also use a macro analysis of numerous economic and valuation variables to determine and anticipate changes in company earnings and the overall investment climate. Each Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Research Department and other affiliates of the Investment Adviser as well as information provided by other securities dealers.

  The Investment Advisers intend to purchase equity securities of companies that are, in their view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of an Investment Adviser, are available at attractive prices. Consideration will be given to the business quality of the issuer. Factors positively affecting an Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the market position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business.

  Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

  The investment objectives and principal investment policies of each Fund are described below. Certain other investment practices and management techniques, which involve certain risks, as well as the minimum rating criteria with respect to a Fund's investments in fixed income securities, are described under "Special Investment Methods and Risk Factors."

SELECT EQUITY FUND

  Select Equity Fund's investment objective is to provide its shareholders with a total return through investments in equity securities consisting of capital appreciation plus dividend income that, net of Fund expenses, exceeds the total return realized on the S&P 500 Index. Under normal circumstances, the Fund will invest at least 90% of its total assets in equity securities. The Fund may invest in equity securities of foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund seeks to achieve its investment objective by investing in a portfolio of equity securities selected using both fundamental research and a variety of quantitative techniques which seek to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, capitalization and industry characteristics similar to those of the S&P 500 Index. The Investment Adviser begins with a universe primarily of large capitalization equity securities. The Investment Adviser uses a proprietary multifactor model (the "Multifactor Model") to assign each equity security a rating, and, if the security is followed by the Goldman Sachs Investment Research Department (the "Research Department"), a second rating will be assigned based upon the Research Department's evaluation. In selecting securities for the Fund, the Investment Adviser utilizes optimization models to evaluate the ratings assigned by the Multifactor Model and the Research Department to build a diversified portfolio. This portfolio will be primarily comprised of securities rated highest by the Investment Adviser's Multifactor Model and research analysts and will have risk characteristics and industry weightings similar to the S&P 500 Index. Under normal conditions, the securities of any one issuer may not exceed 5% of the Fund's total assets.

  The Multifactor Model is a sophisticated computerized rating system for valuing equity securities according to fundamental investment characteristics. The factors used by the Multifactor Model incorporate many variables studied by traditional fundamental analysis, and cover measures of value, yield, growth, momentum, risk and liquidity (e.g., price/earnings ratio, book/price ratio, long and short-term growth estimates, earning estimates, price momentum, volatility and liquidity). All of the factors used by the Multifactor Model have been shown to significantly impact the performance of equity securities. The weightings assigned to the factors are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the Multifactor Model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, such securities possess a number of attractive investment characteristics.

  If the equity security is followed by the Research Department, the security is also assigned a rating based upon the Research Department's evaluation. The Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." With an annual budget of more than $120 million, the Research Department has a staff of approximately 150 senior professionals who follow over 1,700 issuers. By employing both quantitative (i.e., the Multifactor Model) and qualitative (i.e., the analysts' ratings) methods of selecting securities, Select Equity Fund seeks to capitalize on the strengths of each discipline.

GROWTH AND INCOME FUND

  Growth and Income Fund's investment objectives are to provide its shareholders with long-term growth of capital and growth of income. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Equity securities in which the Fund may invest consist of common stocks, preferred stocks, convertible securities, warrants and stock purchase rights and interests in real estate investment trusts. These securities may or may not pay a current dividend. The Fund may invest up to 35% of its total assets in mortgage-backed, asset-backed and fixed income securities issued by corporations or other entities or by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such securities, in the opinion of the Investment Adviser, offer the potential to further the

Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries with emerging markets and economies.

MID-CAP EQUITY FUND

  The investment objective of Mid-Cap Equity Fund is long-term capital growth. Dividend income, if any, is an incidental consideration. Mid-Cap Equity Fund will seek to achieve its investment objective by investing, under normal circumstances, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of companies ("Mid-Cap Companies") with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) of between $500 million and $7 billion at the time of investment. However, Mid-Cap Equity Fund currently intends to emphasize investments in Mid-Cap Companies with public stock market capitalizations of below $5 billion at the time of investment. Equity securities in which Mid-Cap Equity Fund may invest consist of common stocks, preferred stocks, convertible securities, warrants and other stock purchase rights, equity interests in trusts, limited partnerships, joint ventures and similar enterprises and interests in real estate investment trusts. Mid-Cap Equity Fund may invest up to 35% of its total assets in mortgage-backed, asset-backed and fixed income securities issued by corporations or other entities or by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such securities, in the opinion of the Investment Adviser, offer the potential to further the investment objectives of Mid-Cap Equity Fund. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries with emerging markets and economies.

INTERNATIONAL EQUITY FUND

  International Equity Fund's investment objective is to provide its shareholders with long-term capital appreciation. Under normal market conditions, the Fund will seek to achieve its objective by investing substantially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The equity securities in which the Fund will primarily invest will consist of common stock, preferred stock, convertible debt obligations, convertible preferred stock and warrants or other rights to acquire stock that the Investment Adviser believes offer the potential for long-term capital appreciation. The Fund expects to invest a substantial portion of its assets in the securities of companies located in the developed countries in Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in the following countries: Argentina, Australia, Bangladesh, Brazil, Canada, Chile, China, Colombia, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Kuwait, Malaysia, Mexico, Morocco, New Zealand, Nigeria, Pakistan, Philippines, Poland, The Republic of Slovakia, Singapore, South Korea, Sri Lanka, South Africa, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks as described below under "Special Investment Methods and Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The number of stocks in which the Fund will typically invest is intended to provide the Fund with a moderate level of diversification while at the same time not diluting the impact of any one investment.

  The Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in dollar-denominated securities of U.S. issuers. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Special Investment Methods and Risk Factors."

  The Fund may invest in debt obligations (i) issued by foreign and U.S. corporate, mortgage- and asset-backed issuers, (ii) issued or guaranteed by the U.S. Government, foreign governments, or their respective agencies, instrumentalities, political subdivisions and authorities and (iii) issued or guaranteed by international or supranational organizations. The Fund will not, under normal conditions, invest more than 35% of its total assets in such debt obligations.

ASIA GROWTH FUND

  Asia Growth Fund's investment objective is to provide its shareholders with long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of Asian companies which are considered by the Investment Adviser to have long-term capital appreciation potential. Under normal market conditions, the Fund will invest substantially all, and at least 65%, of its total assets in equity securities of companies that satisfy at least one of the following criteria: (i) their securities are traded principally on stock exchanges in one or more of the Asian countries,
(ii) they derive 50% or more of their total revenue from goods produced, sales made or services performed in one or more of the Asian countries, (iii) they maintain 50% or more of their assets in one or more of the Asian countries, or
(iv) they are organized under the laws of one of the Asian countries. For purposes of the Fund's investment policies, Asian countries are China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand as well as any other country in the Asian region (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks as described below under "Special Investment Methods and Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The equity securities in which the Fund will primarily invest will consist of common stock, preferred stock, convertible debt obligations, convertible preferred stock, equity interests in trusts, partnerships, joint ventures and similar enterprises, warrants and stock purchase rights. The Fund may purchase equity securities of issuers that have not paid dividends on a timely basis, securities of companies that have experienced difficulties, and securities of companies without performance records. The Investment Adviser expects that the Fund will typically invest in the securities of approximately 25 to 40 companies. The Fund intends to purchase that number of stocks which it believes will provide the Fund with a moderate level of diversification while at the same time not diluting the impact of any one investment.

  The Fund may employ certain currency management techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to increase total return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in dollar-denominated securities of U.S. issuers. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Special Investment Methods and Risk Factors."

  The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. Allocation of the Fund's investments will depend upon the relative attractiveness of the Asian markets and particular issuers. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Special Investment Methods and Risk Factors--Foreign Transactions." The Fund may invest up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and fixed income securities. The Fund may invest in fixed income securities (i) issued by foreign and U.S. corporate, mortgage- and asset-backed issuers, (ii) issued or guaranteed by the U.S. Government, foreign governments, or their respective agencies, instrumentalities, political subdivisions and authorities and (iii) issued or guaranteed by international or supranational organizations.

                  SPECIAL INVESTMENT METHODS AND RISK FACTORS

CONVERTIBLE SECURITIES

  Each Fund may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the Select Equity Fund invests are not subject to any minimum rating criteria. The convertible debt securities in which the other Funds may invest are subject to the same rating criteria as a Fund's investments in non-convertible debt securities. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

WARRANTS AND STOCK PURCHASE RIGHTS

  Each Fund may purchase warrants and stock purchase rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and stock purchase rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and stock purchase rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and stock purchase rights increases the potential profit or loss to be realized from the investment of a given amount of a Fund's assets as compared with investing the same amount in the underlying stock.

FOREIGN TRANSACTIONS

  FOREIGN SECURITIES. Investments in foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers. Foreign issuers may offer better investment opportunities than domestic securities. Foreign countries may have economic policies or business cycles different from those of the United States and securities mar-kets that do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign exchanges may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign companies may be less liquid than securities of comparable domestic companies. Commissions on transactions in foreign securi-ties may be higher than those for similar transactions on domestic stock mar-kets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus mak-ing it difficult to conduct such transactions.

  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign company than about a domestic company. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of nationaliza-tion, expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

  INVESTMENTS IN ADRS, EDRS AND GDRS. Each Fund may invest in foreign securi-ties which take the form of sponsored and unsponsored American Depository Re-ceipts ("ADRs") and Global Depository Receipts ("GDRs") and each Fund, other than Select Equity Fund, may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign is-suers (together, "Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars and are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domes-tic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying se-curity. To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Re-ceipts (unsponsored Depository Receipts), there may be an increased possibil-ity that the Fund would not become aware of and be able to respond to corpo-rate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt and the underlying se-curities are quoted. However, by investing in Depository Receipts, such as an ADR, that are quoted in U.S. dollars, a Fund will avoid currency risks during the settlement period for purchases and sales.

  SPECIAL RISKS OF INVESTMENTS IN THE ASIAN AND OTHER EMERGING
MARKETS. Investing in the securities of issuers in emerging markets involves risks in addition to those discussed above. The International Equity and Asia Growth Funds may each invest without limit in the securities of issuers in countries with emerging economies or securities markets. The Growth and Income and Mid-Cap Equity Funds may invest up to 25% of their total assets in securi-ties of issuers in countries with emerging economies or securities markets. These emerging markets are generally located in the Asia-Pacific region, East-ern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging markets may be constrained by limita-tions as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign in-vestors. Such limitations may be computed based on the aggregate trading vol-ume by or holdings of the Fund, the Investment Adviser and its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

  Foreign investment in the securities markets of certain emerging markets is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries. See "Other Investment Companies." Furthermore, the repatriation of both investment income and capital from several of the Asian countries is subject to restrictions such as the need for certain governmental consents.

  Many of the emerging markets may be subject to a greater degree of economic, political and social instability than is the case in Western Europe, the United States and Japan. Many of the emerging markets do not have fully democratic governments. For example, some governments of emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging markets have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some of the Asian and other countries. The economies of most of the emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. In addition, the economies of some of the emerging markets are vulnerable to weakness in world prices for their commodity exports.

  Settlement procedures in emerging markets are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive in-vestment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

  Currently, there is no market or only a limited market for many of the management techniques and instruments with respect to the currencies and securities markets of the emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market-related risks will be available at the times when a Fund wishes to use them.

  FOREIGN CURRENCY TRANSACTIONS. A Fund may, to the extent it invests in for-eign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes. A Fund may enter into forward foreign currency exchange contracts to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the International Equity and Asia Growth Funds may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to increase total return, forward foreign currency exchange contracts are considered speculative. The International Eq-uity and Asia Growth Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency, or the In-ternational Equity or Asia Growth Fund enters into forward foreign currency exchange contracts to sell foreign currency to seek to increase total return, the Fund will be required to place and maintain cash or liquid, high grade debt securities in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The Fund will incur costs in connection with conversions between various currencies.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency con-trols or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more suscepti-ble to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts used by each Fund and currency swaps and other privately negotiated currency instruments authorized for use by the International Equity and Asia Growth Funds, offer less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  In addition to investing in securities denominated or quoted in a foreign currency, the International Equity and Asia Growth Funds may engage in a variety of foreign currency management techniques. The Funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. However, due to the limited market for these instruments with respect to the currencies of certain Asian countries, the Investment Adviser does not currently anticipate that a significant portion of Asia Growth Fund's currency exposure will be covered by such instruments. The opportunity for hedging currency exposure to other emerging markets is also generally limited. For a discussion of such instruments and the risks associated with their use, see "Investment Objective and Policies" in the Additional Statement.

  Because investment in foreign issuers will usually involve currencies of foreign countries, and because the International Equity and Asia Growth Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates.

  OPTIONS ON FOREIGN CURRENCIES. Each Fund (other than Select Equity Fund) may, to the extent it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Interna-tional Equity and Asia Growth Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pat-tern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell foreign curren-cies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against ex-change rate fluctuations; however, in the event of exchange rate movements ad-verse to a Fund's position, the Fund may forfeit the entire amount of the pre-mium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, the International Equity and Asia Growth Funds may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.

INVESTING IN SMALL CAPITALIZATION COMPANIES

  The Funds may invest in smaller, lesser-known companies which the Investment Adviser believes offer greater capital appreciation and/or growth potential than larger, more mature, better known firms. Investing in the securities of such companies, however, involves greater risk and the possibility of greater portfolio price volatility. Historically, small capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks.

FIXED INCOME SECURITIES

  Each Fund may invest in U.S. Government securities and corporate and certain other fixed income securities. Select Equity Fund may only invest in debt securities that are considered cash equivalents. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The interest rates payable on certain fixed income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates of interest.

  RATING CRITERIA. The debt securities in which the Growth and Income, Mid-Cap Equity, International Equity and Asia Growth Funds may invest will, except as noted below, be rated investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's) or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. The Growth and Income Fund may invest up to 10% of its total assets in debt securities which are unrated or rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. Mid-Cap Equity Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Standard & Poor's or B or higher by Moody's. Fixed income securities rated in the BBB or Baa category are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. Fixed income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's). Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

  GOVERNMENT DEBT OBLIGATIONS. Each Fund may invest in U.S. Government securities which include: obligations issued by the U.S. Government or by any agency, instrumentality or sponsored enterprise thereof supported by the full faith and credit of the U.S. Government, the authority of the issuer to borrow from the U.S. Treasury, or the discretionary authority of the U.S. Government to purchase the obligations of the agency, instrumentality or enterprise; obligations fully guaranteed as to principal and interest by an agency, instrumentality or sponsored enterprise of the U.S. Government; obligations of U.S. Government agencies, instrumentalities or state government agencies or instrumentalities, which may or may not be entitled to the full faith and credit of the issuer. A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. A Fund's investments in zero coupon securities may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Each Fund (other than the Select Equity Fund) may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Fund (other than the Select Equity Fund) may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables.

  Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of the pass-through of prepayments of principal on the underlying loans which may increase the volatility of such investments relative to similarly rated debt securities. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate and thus impair the Fund's ability to reinvest the returns of principal at comparable yields. During periods of rising interest rates, reduced prepayment rates may extend the average life of mortgage-backed and asset-backed securities and increase a Fund's exposure to rising interest rates. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

OPTIONS ON SECURITIES AND SECURITIES INDICES

  Each Fund (other than the Select Equity Fund) may purchase put and call op-tions and write (sell) covered call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund will purchase and write such options that are listed on na-tional or foreign securities exchanges or traded in the over-the-counter mar-ket. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with direct investments in equity securities. The use of options to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of puts for hedging purposes also depends in part on the In-vestment Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or de-termination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  To hedge against changes in interest rates, securities prices or currency exchange rates or to seek to increase total return, a Fund may purchase and sell various kinds of future contracts, and purchase and write call and put options on any of such futures contracts. The Select Equity Fund may enter into such transactions only with respect to the S&P 500 Index. A Fund will en-gage in futures and related options transactions only for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or (except with respect to transactions by the Growth and Income, Mid-Cap Eq-uity and Select Equity Funds in futures on foreign currencies) to seek to in-crease total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transac-tions, if immediately thereafter the sum of the amount of initial margin de-posits and premiums paid on the Fund's outstanding positions in futures and related options en-tered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve bro-kerage costs, require margin deposits and, in the case of contracts and op-tions obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid, high grade debt securities with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Future Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any futures contracts or options transactions. The loss incurred by a Fund in writing op-tions on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures con-tract prices during a single day.

  In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. Perfect corre-lation between a Fund's futures positions and its portfolio positions will be impossible to achieve. A Fund's transactions in options and futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

CURRENCY SWAPS

  The International Equity and Asia Growth Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies.

  Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the entire amount of the payment stream payable by a Fund under a currency swap is held in a segregated account consisting of cash or liquid, high grade debt securities, the Funds and the Investment Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

  A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.

  The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the Securities and Exchange Commission ("SEC") currently takes the position that swaps are illiquid and thus subject to a Fund's 15% limitation on investments in illiquid securities.

RISKS OF DERIVATIVE TRANSACTIONS

  A Fund's transactions, if any, in options, futures, options on futures, swaps and currency forward contracts involve certain risks, including a possi-ble lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the mar-kets for derivative instruments, the risks arising from the margin require-ments and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be re-garded as a speculative practice, and involves the risk of loss if the Invest-ment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

  Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advanta-geous price and yield to the Fund at the time of entering into the transac-tion. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond customary settlement time. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until the settlement date, cash or liquid, high grade debt securities in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securi-ties on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commit-ments prior to settlement if its Investment Adviser deems it appropriate to do so.

INVESTMENT IN UNSEASONED COMPANIES

  Each Fund may invest up to 5% of its total assets, calculated at the time of purchase, in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one nationally recognized statistical rating organization. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

ILLIQUID AND RESTRICTED SECURITIES

  A Fund may not invest more than 10% of its total assets in securities that are subject to restrictions on resale ("restricted securities") under the Se-curities Act of 1933, as amended ("1933 Act"), including securities eligible for resale in reliance on Rule 144A under the 1933 Act. In addition, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes securities (both foreign and domestic) that are not readily marketable, swaps, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, and certain restricted securities, un-less it is determined, based upon the continuing review of the trading markets for the specific restricted security, that such restricted security is eligi-ble for sale under Rule 144A and, therefore, is liquid. The Board of Directors has adopted guidelines and delegated to the Investment Adviser the daily func-tion of determining and monitoring the liquidity of restricted securities. The Board of Directors, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately respon-sible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers be-come for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

OTHER INVESTMENT COMPANIES

  A Fund reserves the right to invest up to 10% of its total assets in the se-curities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Investment Adviser or any of its affiliates serves as in-vestment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Investment Adviser or any of its affiliates acts as adviser, the advisory and administration fees payable by the Fund to an Investment Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Investment Ad-viser.

REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements with dealers in U.S. Govern-ment securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their re-purchase obligation. The International Equity and Asia Growth Funds may also enter into repurchase agreements involving certain foreign government securi-ties. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Directors of the Company have reviewed and ap-proved certain sellers whom they believe to be creditworthy and have autho-rized the Funds to enter into repurchase agreements with such sellers. In ad-dition, each Fund, together with other registered investment companies having advisory agreements with an Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

  Each Fund may also seek to increase its income by lending portfolio securi-ties. Under present regulatory policies, such loans may be made to institu-tions, such as certain broker-dealers, and are required to be secured continu-ously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund. See "Investment Restrictions" in the Additional Statement. A Fund may experience a loss or delay in the recovery of its securities if the institu-tion with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

SHORT SALES AGAINST-THE-BOX

  Each Fund (other than the Select Equity Fund) may make short sales of secu-rities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securi-ties convertible into or exchangeable, without payment of any further consid-eration, for an equal amount of the securities of the same issuer as the secu-rities sold short (a short sale against-the-box). Not more than 25% of a Fund's net assets (determined at the time of the short sale) may be subject to such short sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes; a gain or loss in a Fund's long posi-tion will be offset by a gain or loss in its short position.

TEMPORARY INVESTMENTS

  Notwithstanding a Fund's investment objective, each Fund may on occasion, for temporary defensive purposes to preserve capital, hold part or all of its assets (except that Select Equity Fund may only hold up to 35% of its total assets) in cash, obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year or, subject to certain tax restrictions, foreign currencies. When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

                            INVESTMENT RESTRICTIONS


  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. These investment restrictions are fundamental policies of a Fund that can not be changed without approval of a majority of the outstanding shares of that Fund. For more information on a Fund's investment restrictions, an investor should obtain the Additional Statement. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.

                              PORTFOLIO TURNOVER

  A high rate of portfolio turnover (above 100%) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and may under certain circumstances make it more difficult for a Fund to qualify as a regulated investment company under the Code. See "Financial Highlights" for a statement of each Fund's historical portfolio turnover ratio. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. Notwithstanding the foregoing, the In-vestment Adviser may, from time to time, make short-term investments when it believes such investments are in the best interest of a Fund.

                                  MANAGEMENT

DIRECTORS AND OFFICERS

  The Company's Board of Directors is responsible for deciding matters of gen-eral policy and reviewing the actions of the Investment Advisers, subadviser, administrator, distributor and transfer agent. The officers of the Company conduct and supervise the Funds' daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Directors and officers of the Company.

INVESTMENT ADVISERS, SUBADVISER AND ADMINISTRATOR

  INVESTMENT ADVISERS AND SUBADVISER. GSAM, a separate operating division of Goldman Sachs, serves as the investment adviser to the Mid-Cap Equity, Growth and Income and International Equity Funds. Goldman Sachs registered as an in-vestment adviser in 1981. GSFM, a Delaware limited partnership which is an af-filiate of Goldman Sachs, serves as the investment adviser to the Select Eq-uity Fund. GSFM registered as an investment adviser in 1990. GSAMI, an affili-ate of Goldman Sachs, serves as the investment adviser to the Asia Growth Fund and subadviser to the International Equity Fund. GSAMI is regulated by the In-vestment Management Regulatory Organisation Limited and registered as an in-vestment adviser in 1991. GSAM serves as administrator to each Fund. As of De-cember 31, 1995, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $55 billion.

  Under an Investment Advisory Agreement with each Fund, the applicable In-vestment Adviser, and in the case of the International Equity Fund under a Subadvisory Agreement, the Subadviser, subject to the general supervision of the Company's Board of Directors, provides day-to-day advice as to the

Fund's portfolio transactions. Goldman Sachs has agreed to permit the Company to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Investment Advisory Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, may rely upon the asset management division of its Asian affiliates for portfolio decisions and management with respect to certain portfolio securities and is able to draw upon the research and expertise of its other affiliate offices.

  The Select Equity Fund's portfolio manager is Robert C. Jones. Mr. Jones is a Vice President and brings 15 years of investment experience to his work in developing and implementing the Investment Advisers' quantitative equity man-agement services. Prior to joining the Investment Adviser in 1989, Mr. Jones was the senior quantitative analyst in Goldman Sachs' Investment Research De-partment and the author of the monthly Stock Selection publication.

  The Growth and Income and Mid-Cap Equity Fund's portfolio managers are Mitchell E. Cantor and Ronald E. Gutfleish. Mr. Cantor joined the Investment Adviser in 1991 and is a Vice President and Co-Chief Investment Officer of GSAM's Active Equity Team. Prior to 1991, Mr. Cantor was a senior partner and served as research director of the Institutional Division and as the investment management research director for Sanford C. Bernstein & Co., Inc. Mr. Gutfleish joined the Investment Adviser in 1993 and is a Vice President. Prior to 1993, he was a principal of Sanford C. Bernstein & Co., Inc. in its Investment Management Research Department and a member of the Research Review Committee.

  The International Equity Fund's portfolio managers are Roderick D. Jack (Executive Director), Marcel Jongen (Executive Director), Warwick Negus (Executive Director) and Shogo Maeda (Vice President). Before joining the Investment Adviser in 1992, Mr. Jack spent five years with the advisory and financing group for S.G. Warburg in London. Before joining the Investment Adviser in 1992, Mr. Jongen was with Philips pension fund in Eindhaven where he was head of equities. Before joining Goldman Sachs Asset Management (Japan) Ltd. in 1994, Mr. Maeda spent most of the last thirteen years at Nomura and a period at Manufacturers Hanover Bank in New York. See below for information about Mr. Negus.

  The Asia Growth Fund's portfolio manager is Warwick Negus, who is based in Asia. His responsibilities include Asian equities and emerging equities markets. Mr. Negus joined the Investment Adviser in January 1994 after seven years as Vice President of Bankers Trust Australia Ltd. where he was head of its Southeast Asian equities group.

  It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates.

  As compensation for its services rendered and assumption of certain expenses pursuant to an Investment Advisory Agreement, GSAM is entitled to a fee from the Growth and Income, Mid-Cap Equity and International Equity Funds, computed daily and payable monthly, at the annual rates of 0.55%, 0.60% and 0.25%, respectively, of average daily net assets; however, GSAM is currently only imposing its advisory fee with respect to the International Equity Fund at the annual rate of 0.23% of average daily net assets. GSAM may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. As compensation for its services rendered and assumption of certain expenses pursuant to an Investment Advisory Agreement, GSFM is entitled to a fee from the Select Equity Fund, computed daily and payable monthly, at the annual rate of 0.50% of average daily net assets; however, GSFM is currently only imposing its advisory fee with respect to the Select Equity Fund at the annual rate of 0.44% of average daily net assets. GSFM may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. As compensation for its services rendered and assumption of certain expenses pursuant to Investment Advisory and Subadvisory Agreements, GSAMI is entitled to a fee from the Asia Growth and International Equity Funds, computed daily and payable monthly at the annual rates of 0.75% and 0.50%, respectively, of average daily net assets; however, GSAMI is currently only imposing its advisory and subadvisory fees with respect to the Asia Growth and International Equity Funds at the annual rate of 0.71% and 0.48%, respectively, of average daily net assets. GSAMI may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so.

  For the fiscal period ended January 31, 1995, each Fund (other than the Mid-Cap Equity Fund), paid fees at the foregoing rates, except that the Select Equity, International Equity and Asia Growth Funds paid advisory fees equal to 0.50%, 0.25%, and 0.75%, respectively, of their average daily net assets. For the fiscal period ended January 31, 1995 the International Equity Fund paid subadvisory fees equal to 0.50%. The advisory fee paid by the International Equity and Asia Growth Funds is higher than the fees paid by most funds but the Investment Adviser believes such fees are comparable to advisory fees paid by funds with similar investment strategies.

  Each Investment Adviser has voluntarily agreed to reduce the fees payable to it by a Fund (to the extent of its fees) by the amount (if any) that the Fund's expenses would exceed the applicable expense limitations imposed by state securities administrators. See "Management--Expenses" in the Additional Statement. In addition, the Investment Adviser to the Select Equity, Growth and Income, Mid-Cap Equity, International Equity and Asia Growth Funds has voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding transfer agency fees, advisory and administration fees and fees under service, distribution and authorized dealer service plans, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.06%, 0.11%, 0.06%, 0.24% and 0.24% per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Investment Adviser in its discretion at any time.

  ADMINISTRATOR. As administrator, pursuant to an Administration Agreement with each Fund, GSAM provides personnel for supervisory, administrative, and clerical functions; oversees the performance of administrative and profes-sional services to each Fund by others; provides office facilities; and pre-pares, but does not pay for, reports to shareholders, the SEC and other regu-latory authorities. As compensation for the services rendered to the Funds, GSAM is entitled to a fee from the Growth and Income and Mid-Cap Equity Funds, computed daily and payable monthly, at an annual rate equal to 0.15% of each Fund's average daily net assets. GSAM is entitled to a fee from each other Fund, computed daily and payable monthly at an annual rate equal to 0.25% of each such Fund's average daily net assets. However, GSAM is currently only im-posing its administration fee with respect to Select Equity, International Eq-uity and Asia Growth Funds at the annual rate of 0.15% of average daily net assets. GSAM may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. For the period ended January 31, 1995, each Fund (other than Growth and Income Fund, which paid GSAM an administration fee equal to 0.15% of its average daily net assets, and Mid-Cap Equity Fund which had not commenced operations) paid GSAM an administration fee equal to 0.25% of its average daily net assets. GSAM has agreed to reduce its fees payable by a Fund (to the extent of its fees) by the amount (if any) that a Fund's expenses exceed the applicable expense limita-tions imposed by state securities administrators. See "Management--Expenses" in the Additional Statement.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same type of securities, curren-cies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprie-tary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other ac-counts. From time to time, a Fund's activities may be limited because of regu-latory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Activ-ities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York, serves as the exclusive distributor of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders of rec-ord with inquiries regarding a Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the inside front cover page of this Prospectus.

                                NET ASSET VALUE

  The net asset value per share of each Fund is calculated by the Fund's cus-todian as of the close of regular trading on the New York Stock Exchange (nor-mally 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Company's Board of Directors.

                            PERFORMANCE INFORMATION

  From time to time each Fund may publish average annual total return and the Growth and Income Fund may publish its yield for a particular class of its shares in advertisements and communications to shareholders or prospective investors. Average annual total return is deter-mined by computing the average annual percentage change in value of $1,000 in-vested at the maximum public offering price for the relevant class for speci-fied periods ending with the most recent calendar quarter, assuming reinvest-ment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which are based on the net asset value per share would be reduced if a sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain performance rankings and indi-ces.

  The Growth and Income Fund computes its yield by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The Growth and Income Fund's quotations of distribution rate are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share on the last day of the period for which the distribution rates are being calculated.

  The investment results of a Fund will fluctuate over time and any presenta-tion of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in share-holder reports, the Funds may, in their discretion, from time to time make a list of their holdings available to investors upon request.

                             SHARES OF THE COMPANY

  Each Fund is a series of the Company, which was incorporated under the laws of the State of Maryland on September 27, 1989. The authorized capital stock of the Company consists of 2,000,000,000 shares of common stock, par value $.001 per share. The Directors of the Company have authority under the Company's Charter to create and classify shares of capital stock in separate series, without further action by shareholders. Additional series may be added in the future. The Directors also have authority to classify and reclassify any series or portfolio of shares into one or more classes. The Select Equity, Growth and Income, International Equity and Asia Growth Funds offer three classes of shares: Institutional Shares, Service Shares and Class A Shares. The Mid-Cap Equity Fund offers two classes of shares: Institutional Shares and Service Shares.

  When issued, shares are fully paid and nonassessable. In the event of liqui-dation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

  As of January 23, 1996, State Street Bank and Trust Company as Trustee for Goldman Sachs Profit Sharing Master Trust, attention: Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 was record holder of 28% of Select Equity Fund's outstanding shares.

  Unless otherwise required by the Investment Company Act of 1940 (the "Act"), ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of independent accountants. However, pursuant to the Company's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Company to hold such special meeting of shareholders for any purpose and recordholders may, under certain circumstances as permitted by the Act, commu-nicate with other shareholders in connection with requiring a special meeting of shareholders. Shareholders of the Company may remove a Director by the af-firmative vote of a majority of the Company's outstanding voting shares. The Board of Directors, however, will call a special meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of Di-rectors holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Company does not issue cer-tificates representing the Funds' shares. Instead, the Transfer Agent main-tains a record of each shareholder's ownership. Each shareholder receives con-firmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.

                                   TAXATION

FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes. Each Fund has elected or intends to elect to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its as-sets and distribution of its income to shareholders. As a regulated investment company, each Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to its shareholders as ordinary income. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regard-less of whether distributions are received in cash or reinvested in shares. A Fund's dividends that are paid to its corporate shareholders and are attribut-able to qualifying dividends such Fund receives from U.S. domestic corpora-tions may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period re-quirements and debt financing limitations under the Code. Dividends paid by International Equity Fund and Asia Growth Fund are not generally expected to qualify, in the hands of corporate shareholders, for the corporate dividends-received deduction, but a portion of each other Fund's dividends may generally so qualify. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax pur-poses.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the rec-ord date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events on which a share-holder may recognize a gain or loss.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and ex-changes if they fail to furnish their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup with-holding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non-resident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  Each Fund anticipates that it will be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Funds do not anticipate that they will elect to pass such foreign taxes through to their shareholders, who therefore will generally not take such taxes into account on their own tax returns. The Funds will generally deduct such taxes in determining the amounts available for distribution to sharehold-ers.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds. A state income (and pos-sibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from in-terest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting re-quirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional State-ment. Shareholders are urged to consult their own tax advisers regarding spe-cific questions as to federal, state and local taxes as well as to any foreign taxes.

                            ADDITIONAL INFORMATION

  The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                              ADDITIONAL SERVICES

  The Company, on behalf of each Fund, has adopted a Service Plan with respect to the Service Shares which authorizes each Fund to compensate Service Organi-zations for providing administration services and personal and account mainte-nance services to their customers who are beneficial owners of such Shares. The Company, on behalf of each Fund, will enter into agreements with Service Organizations which purchase Service Shares on behalf of their customers ("Service Agreements"). The Service Agreements will provide for compensation to the Service Organizations in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of a Fund attributable to or held in the name of the Service Organization for its customers; provid-ed, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% of such average daily net assets. The services provided by the Service Organizations may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for customers and processing orders to purchase, redeem or exchange Service Shares for cus-tomers, responding to inquiries from prospective and existing shareholders and assisting customers with investment procedures.

  Holders of Service Shares of a Fund will bear all expenses and fees paid to Service Organizations for their services with respect to such Shares as well as any other expenses which are directly attributable to such Shares.

  Service Organizations (other than broker-dealers) may charge other fees to their customers who are the beneficial owners of Service Shares in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and may affect the return earned on an investment in a Fund. The Company, on behalf of each Fund, will accrue payments made pursuant to a Service Agreement daily. All in-quiries of beneficial owners of Service Shares should be directed to such own-ers' Service Organization.

                            REPORTS TO SHAREHOLDERS

  Recordholders of Service Shares of a Fund will receive an annual report con-taining audited financial statements and a semi-annual report. Each recordholder of Service Shares will also be provided with a printed confirma-tion for each transaction in its account and a quarterly account statement. A year-to-date statement for any account will be provided to a Service Organiza-tion upon request made to Goldman Sachs.

  Service Organizations will be responsible for providing services similar to those described above to their customers who are the beneficial owners of such Shares. For example, Service Organizations are responsible for providing each customer exercising investment discretion with monthly statements with respect to such customer's account in lieu of an immediate confirmation of each trans-action.

                                   DIVIDENDS

  Each dividend from net investment income and capital gain distributions, if any, declared by a Fund on its outstanding Service Shares will, at the elec-tion of each shareholder, be paid (i) in cash or (ii) in additional Service Shares of such Fund. This election should initially be made on a shareholder's Account Information Form and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gain distributions will be reinvested in Service Shares of the applicable Fund. If cash dividends are elected with respect to a Fund's net investment income div-idends then cash dividends must also be elected with respect to the short-term capital gains component, if any, of the Fund's annual dividend.

  The election to reinvest dividends and distributions paid by a Fund in addi-tional Service Shares of the Fund will not affect the tax treatment of such dividends and distributions, which will be treated as received by the share-holder and then used to purchase Service Shares of a Fund.

  Each Fund intends that all or substantially all its net investment income and net realized long-term and short-term capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. The Growth and Income Fund will pay dividends from net investment income quarterly. Each other Fund will pay dividends from net investment income at least annually. All of the Funds will pay dividends from net realized long-term and short-term capital gains, reduced by available capital losses, at least annually. From time to time, a portion of a Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of shares of a Fund a portion of the net asset value per share may be represented by undistributed income of the Fund or realized or unrealized appreciation of the Fund's portfolio securi-ties. Therefore, subsequent distributions (or portions thereof) of taxable in-come or realized appreciation on such shares may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

                          PURCHASE OF SERVICE SHARES

  It is expected that all direct purchasers of Service Shares of the Funds will be Service Organizations or their nominees. Customers of Service Organi-zations may invest in Service Shares only through Service Organizations. Serv-ice Shares of a Fund may be purchased by a Service Organization through Goldman Sachs at the net asset value per share next determined after receipt from a Service Organization of an order without the imposition of a sales load. If, by the close of regular trading on the New York Stock Exchange (cur-rently 4:00 p.m. New York time), an order is received by the Fund or Goldman Sachs, the price per share will be the net asset value per share computed on the day the purchase order is received. See "Net Asset Value."

PURCHASE PROCEDURES

  Purchases of Service Shares by a Service Organization may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring Federal Funds to State Street Bank and Trust Company ("State Street") or initiating an ACH transfer. Purchases may also be made by a Service Organization by check (ex-cept that a check drawn on a foreign bank will not be accepted) or Federal Re-serve draft made payable to "Goldman Sachs Equity Portfolios, Inc.--(Name of Fund)" and should be directed to "Goldman Sachs Equity Portfolios, Inc.--(Name of Fund)", c/o National Financial Data

Services, Inc. (" NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711. Payment must be received within three Business Days of receipt of the purchase order by a Fund or Goldman Sachs. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Re-demption of Service Shares."

  The Service Organizations are responsible for the timely transmittal of purchase orders to Goldman Sachs and payments to State Street or Goldman Sachs. In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and payments must be received by them.

OTHER PURCHASE INFORMATION

  The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum required account balance. A Service Organization may effect redemptions of noncomplying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organization for further information concerning such requirements and charges.

  Each Fund reserves the right to redeem Service Shares of any Service Organi-zation whose account balance is less than $50 as a result of earlier redemp-tions. Such redemptions will not be implemented if the value of such share-holder's account falls below the minimum account balance solely as a result of market conditions. The Company will give sixty (60) days' prior written notice to Service Organizations whose Service Shares are being redeemed to allow them to purchase sufficient additional Service Shares to avoid such redemption.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). Each Fund or Goldman Sachs may reject or restrict purchases or exchanges of Service Shares by a particular purchaser or group of related purchasers, for example, when a pat-tern of frequent purchases and sales or exchanges of Service Shares of a Fund is evident, or if the purchase and sale or exchange orders are, or a subse-quent abrupt redemption might be, of a size that would disrupt management of the Fund.

                              EXCHANGE PRIVILEGE

  Service Shares of each Fund may be exchanged by a Service Organization for
(i) Service Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the corresponding class of any portfolio of Goldman Sachs Money Market Trust at the net asset value next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Equity Portfolios, Inc.-- [Name of Fund], c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 3:00 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares or units and consider its investment objective, policies and applicable fees before making an exchange. Under the telephone exchange privilege, Serv-ice Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange request is in writing and is received in accordance with the procedures set forth under "Redemptions of Service Shares."

  In times of drastic economic or market changes the telephone exchange privi-lege may be difficult to implement. In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Service Shares" to confirm that such in-structions are genuine. For federal income tax purposes, an exchange is treated as a sale of the shares surrendered in the exchange on which an in-vestor may realize a gain or loss, followed by a purchase of Service Shares, or units received in the exchange. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be modified or withdrawn at any time on sixty (60) days' written notice to Service Sharehold-ers and is subject to certain limitations. See "Purchase of Service Shares."

                         REDEMPTION OF SERVICE SHARES

  Each Fund will redeem its Service Shares upon request of the recordholder of such Shares on any Business Day at the net asset value next determined after the receipt by the Transfer Agent of such request in proper form. See "Net As-set Value." If Service Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Service Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or tele-phone number set forth on the inside front cover of this Prospectus.

  A Service Organization may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Company to confirm that such instructions are genuine. Among other things, any redemption request in excess of a certain minimum size that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Company may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Funds, the Company nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone.

  Each Fund will arrange for the proceeds of redemptions effected by any means to be wired to the recordholder of Service Shares or if the recordholder so elects in writing, by check. Redemption proceeds paid by wire transfer of Federal Funds will normally be wired on the next Business Day in

Federal Funds (for a total one-day delay), but may be paid up to three (3) days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. Once wire transfer instructions have been given by Goldman Sachs, neither a Fund, the Company nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the customer's Service Organization in the transfer process. If a problem with such performance arises, the customer should deal directly with such intermediaries or Service Organization. With respect to redemption proceeds paid by check, a check for the redemption proceeds will normally be mailed to the address of record within 3 Business Days of receipt of a properly executed redemption request.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been submitted to the Transfer Agent by the recordholder of Service Shares.

  Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate timely transmittal of redemption requests, Service Organizations have established times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

  Except with respect to Service Organizations whose account balances are less than $50, Service Shares of a Fund are not redeemable at the option of a Fund unless the Board of Directors of the Company determines in its sole discretion that failure to so redeem may have material adverse consequences to the shareholders of a Fund. Each Fund, however, assumes no responsibility to compel redemptions.

                             ---------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES OR AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SUCH SECURITIES IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UN-LAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY OR THE FUNDS SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

                             ---------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Summary....................................................................   3
Financial Highlights.......................................................   9
Investment Objectives and Policies.........................................  14
Special Investment Methods and Risk Factors................................  18
Investment Restrictions....................................................  30
Portfolio Turnover.........................................................  30
Management.................................................................  30
Net Asset Value............................................................  33
Performance Information....................................................  33
Shares of the Company......................................................  34
Taxation...................................................................  35
Additional Information.....................................................  36
Additional Services........................................................  37
Reports to Shareholders....................................................  37
Dividends..................................................................  37
Purchase of Service Shares.................................................  38
Exchange Privilege.........................................................  39
Redemption of Service Shares...............................................  40

EQ1SS/2K/0296

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET

MANAGEMENT

ONE NEW YORK PLAZA

NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS

MANAGEMENT, L.P.

ONE NEW YORK PLAZA

NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET

MANAGEMENT INTERNATIONAL

140 FLEET STREET

LONDON, ENGLAND EC4A 2BJ

GOLDMAN, SACHS & CO.

DISTRIBUTOR

85 BROAD STREET

NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.

TRANSFER AGENT

4900 SEARS TOWER

CHICAGO, ILLINOIS 60606





--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                        GOLDMAN SACHS SELECT EQUITY FUND
                      GOLDMAN SACHS GROWTH AND INCOME FUND
                       GOLDMAN SACHS MID-CAP EQUITY FUND
                    GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                         GOLDMAN SACHS ASIA GROWTH FUND
                              INSTITUTIONAL SHARES
             (PORTFOLIOS OF GOLDMAN SACHS EQUITY PORTFOLIOS, INC.)

                               One New York Plaza
                            New York, New York 10004

     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectus for the Institutional Shares of Goldman Sachs Select Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid-Cap Equity Fund, Goldman Sachs International Equity Fund and Goldman Sachs Asia Growth Fund, dated February 1, 1996, as amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. at the telephone number, or writing to one of the addresses, listed below.


TABLE OF CONTENTS
Page
======================================
Introduction..........................  B-3
Investment Policies...................  B-4
Investment Restrictions...............  B-22
Management............................  B-31
Portfolio Transactions and Brokerage..  B-42
Net Asset Value.......................  B-45
Performance Information...............  B-46
Taxation..............................  B-56
Financial Statements..................  B-62
Shares of the Company.................  B-63
Other Information.....................  B-64
Appendix A:...........................  1-A
Appendix B:...........................  1-B
Appendix C:...........................  1-C

           The date of this Additional Statement is February 1, 1996.

GOLDMAN, SACHS & CO.                       GOLDMAN SACHS FUNDS
Distributor                                MANAGEMENT, L.P.
85 Broad Street                            Investment Adviser to
New York, New York 10004                   Goldman Sachs Select Equity Fund
                                           One New York Plaza
GOLDMAN, SACHS & CO.                       New York, New York 10004
Transfer Agent
4900 Sears Tower                           GOLDMAN SACHS ASSET MANAGEMENT
Chicago, Illinois 60606                    Administrator to all Funds and
                                           Investment Adviser to Goldman
GOLDMAN SACHS ASSET                        Sachs Growth and Income Fund,
MANAGEMENT INTERNATIONAL                   Goldman Sachs Mid-Cap Equity Fund,
Investment Adviser to Goldman Sachs        and Goldman Sachs International
Asia Growth Fund and Subadviser to         Equity Fund
Goldman Sachs International Equity Fund    One New York Plaza
140 Fleet Street                           New York, New York 10004
London, England EC4A 2BJ


TOLL FREE (IN U.S.).......800-621-2550

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION

                        GOLDMAN SACHS SELECT EQUITY FUND
                      GOLDMAN SACHS GROWTH AND INCOME FUND
                       GOLDMAN SACHS MID-CAP EQUITY FUND
                    GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                         GOLDMAN SACHS ASIA GROWTH FUND
                                 SERVICE SHARES
             (PORTFOLIOS OF GOLDMAN SACHS EQUITY PORTFOLIOS, INC.)
                              One New York Plaza
                            New York, New York 10004

This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectus for the Service Shares of Goldman Sachs Select Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid-Cap Equity Fund, Goldman Sachs International Equity Fund and Goldman Sachs Asia Growth Fund, dated February 1, 1996, as amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from institutions ("Service Organizations") that hold Service Shares for the benefit of their customers, Goldman, Sachs & Co. at the telephone number, or writing to one of the addresses, listed below.


TABLE OF CONTENTS                       Page
                                        ====
Introduction..........................  B-3
Investment Policies...................  B-4
Investment Restrictions...............  B-22
Management............................  B-31
Portfolio Transactions and Brokerage..  B-42
Net Asset Value.......................  B-45
Taxation..............................  B-46
Performance Information...............  B-56
Financial Statements..................  B-62
Shares of the Company.................  B-63
Other Information.....................  B-64
Service Plan..........................  B-66
Appendix A:...........................  1-A
Appendix B:...........................  1-B
Appendix C:...........................  1-C

           The date of this Additional Statement is February 1, 1996.

GOLDMAN, SACHS & CO.                      GOLDMAN SACHS FUNDS
Distributor                               MANAGEMENT, L.P.
85 Broad Street                           Investment Adviser to
New York, New York 10004                  Goldman Sachs Select Equity Fund
                                          One New York Plaza
GOLDMAN, SACHS & CO.                      New York, New York 10004
Transfer Agent
4900 Sears Tower                          GOLDMAN SACHS ASSET MANAGEMENT
Chicago, Illinois 60606                   Administrator to all Funds and
                                          Investment Adviser to Goldman
GOLDMAN SACHS ASSET                       Sachs Growth and Income Fund,
MANAGEMENT INTERNATIONAL                  Goldman Sachs Mid-Cap Equity Fund,
Investment Adviser to Goldman Sachs       and Goldman Sachs International
Asia Growth Fund and Subadviser to        Equity Fund
Goldman Sachs International Equity Fund   One New York Plaza
140 Fleet Street                          New York, New York 10004
London, England EC4A 2BJ


TOLL FREE (IN U.S.).......800-621-2550

                                  INTRODUCTION

     Goldman Sachs Equity Portfolios, Inc. (the "Company") is an open-end, management investment company currently offering eight series of shares, including Goldman Sachs Select Equity Fund ("Select Equity Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), Goldman Sachs Mid-Cap Equity Fund ("Mid-Cap Equity Fund"), Goldman Sachs International Equity Fund ("International Fund") and Goldman Sachs Asia Growth Fund ("Asia Growth Fund")(individually, a "Fund," or collectively, the "Funds").

     The Company was organized under the laws of the State of Maryland on September 27, 1989. The Company assumed its current name on May 14, 1991. The Directors of the Company have authority under the Company's charter to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by
shareholders.   Pursuant thereto, the Directors have created the Funds and three additional series, and additional series may be added in the future from time to time. Select Equity Fund, Growth and Income Fund, International Fund and Asia Growth Fund currently offer three classes of shares: Institutional Shares, Service Shares and Class A Shares. Mid-Cap Equity Fund currently offers two classes of shares: Institutional Shares and Service Shares. See "Shares of the Company."

     Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to Select Equity Fund and Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs, serves as investment adviser to Growth and Income Fund, Mid-Cap Equity Fund and International Fund. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as the investment adviser to Asia Growth Fund and subadviser to International Fund. GSFM, GSAM and GSAMI are each sometimes referred to individually as an "Investment Adviser" and collectively, as the "Investment Advisers." In addition, GSAM serves as the administrator to each Fund. Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company ("State Street").

     The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of the Funds' investment objectives and policies.
There is no assurance that each Fund will achieve its objective.

     The Goldman Sachs Mutual Funds Group ("MFG") offers banks, corporate cash managers, investment advisers and other institutional investors a family of professionally-managed mutual and money market funds, including fixed income and equity funds, and a range of related services. MFG is part of GSAM, a separate operating division of Goldman Sachs. All products are designed to provide clients with the benefit of the expertise of GSAM and its affiliates in security selection, asset allocation, portfolio construction and day-to-day management.

     The hallmark of MFG is personalized service, which reflects the priority that Goldman Sachs places on serving client interests. As MFG clients, shareholders will be assigned an Account Administrator ("AA"), who is ready to help shareholders with questions concerning their accounts. During business hours, shareholders can call their AA through a toll-free number to place purchase or redemption orders or obtain portfolio and account information. The AA can also answer inquiries about rates of return, portfolio composition and holdings and guide shareholders through operational details. An MFG client can also utilize SMART/SM/ personal computer software system which allows holders to purchase and redeem shares and also obtain portfolio and account information directly.

                              INVESTMENT POLICIES

       Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

INVESTING IN ASIA
=================

       Asia Growth Fund is intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of Asian Companies (as defined in the Prospectus) as well as the risks associated with investments quoted or denominated in foreign currencies. In addition, certain of Asia Growth Fund's potential investment and management techniques entail special risks. There can be no assurance that Asia Growth Fund will achieve its investment objective. See "Investment Objectives and Policies" and "Special Investment Methods and Risk Factors" in the Prospectus.

     The pace of change in Asia over the last 10 years has been rapid. Accelerating economic growth in the region has combined with capital market development, high government expenditure, increasing consumer wealth and taxation policies favoring company expansion. As a result, stock market returns in many Asian countries have been relatively attractive. GSAMI believes that Asia offers an attractive investment environment and that new opportunities will continue to emerge in the years ahead. Asia Growth Fund concentrates on companies that GSAMI believes are taking full advantage of the region's growth and that have the potential for long-term capital appreciation. See "Special Investment Methods and Risk Factors" in the Prospectus.

     Each of the securities markets of the Asian countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. Certain of the Asian securities markets are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The limited liquidity of Asian markets may also affect Asia Growth Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

     Foreign investment in the securities markets of several of the Asian countries is restricted or controlled to varying degrees. These restrictions may limit Asia Growth Fund's investment in certain of the Asian countries and may increase the expenses of Asia Growth Fund. Certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the Asian countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of Asia Growth Fund.

     Each of the Asian countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which Asia Growth Fund invests and adversely affect the value of Asia Growth Fund's assets.

     Asia Growth Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates. See "Taxation."

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of Asia Growth Fund is uninvested and no return is earned on such assets. The inability of Asia Growth Fund to make intended security purchases or sales due to settlement problems could result either in losses to Asia Growth Fund due to subsequent declines in value of the portfolio securities or, if Asia Growth Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

INTERNATIONAL FUND
==================

     International Fund will seek to achieve its investment objective by investing primarily in equity and equity-related securities of issuers that are organized outside the United States or whose securities are principally traded outside the United States. Because research coverage outside the United States is fragmented and relatively unsophisticated, many foreign companies that are well-positioned to grow and prosper have not come to the attention of investors. GSAM and GSAMI believe that the high historical returns and less efficient pricing of foreign markets create favorable conditions for International Fund's highly focused investment approach. For a description of the risks of the International Equity Fund's investments in Asia, see "Investing in Asia."

     A RIGOROUS PROCESS OF STOCK SELECTION. Using fundamental industry and company research, GSAM's and GSAMI's equity team in London, Hong Kong and Tokyo seeks to identify companies that have a high probability of achieving superior long-term returns. Stocks are carefully selected for International Fund's portfolio through a three-stage investment process. Because International Fund is a long-term holder of stocks, the portfolio managers adjust International Fund's portfolio only when expected returns fall below acceptable levels or when the portfolio managers identify substantially more attractive investments.

     Using the research of Goldman Sachs as well as information gathered from other sources in Europe and the Asia-Pacific region, the portfolio managers first identify attractive industries around the world. Such industries have favorable underlying economics and allow companies to generate sustainable and predictable high returns. As a rule, they are less economically sensitive, relatively free of regulation and favor strong franchises.

     Within these industries the portfolio managers identify well-run companies that enjoy a stable competitive advantage and are able to benefit from the favorable dynamics of the industry. This stage includes analyzing the current and expected financial performance of the company; contacting suppliers, customers and competitors; and meeting with management. In particular, the portfolio managers look for companies whose managers have a strong commitment to both maintaining the high returns of the existing business and reinvesting the capital generated at high rates of return. Management should always act in the interests of the owners and seek to maximize returns to all stockholders.

     GSAM's currency team manages the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations. See "Investment Policies" and "Advisory and Administrative Services."

     The members of GSAM and GSAMI's international equity team bring together years of experience in analyzing and investing in companies in Europe and the Asia-Pacific region. Their expertise spans a wide range of skills including investment analysis, investment management, investment banking and business consulting. In addition, they have access to over 200 economic, equity and currency research professionals of Goldman Sachs in London, Frankfurt, Hong Kong, Tokyo and New York.

SELECT EQUITY FUND
==================

     Select Equity Fund's investment objective is to provide its shareholders with a total return consisting of capital appreciation plus dividend income that, net of Fund expenses, exceeds the total return realized on the S&P 500 Index. Under normal circumstances, the Fund will invest at least 90% of its total assets in equity securities.

     The investment strategy of Select Equity Fund will be implemented to the extent it is consistent with maintaining the Fund's qualification as a regulated investment company under the Internal Revenue Code. The Fund's strategy may be limited, in particular, by the requirement for such qualification that less than 30% of the Fund's annual gross income be derived from the sale or other disposition of stocks or securities (including options and futures contracts) held for less than three months.

     Since normal settlement for equity securities is three trading days, the Fund will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of the Fund's net assets. The Fund may purchase futures contracts on the S&P 500 Index in order to keep the Fund's effective equity exposure close to 100%. For example, if cash balances are equal to 10% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 10% of the Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, the Fund may enter into additional contracts or close out existing positions.

     THE MULTIFACTOR MODEL.   The Multifactor Model is a sophisticated
computerized rating system for evaluating equity securities according to a variety of investment characteristics (or factors). The factors used by the Multifactor Model incorporate many variables studied by traditional fundamental analysts and cover measures of value, yield, growth, momentum, risk and liquidity (e.g. price/earnings ratio, sustainable growth rate, earnings momentum and market liquidity). All of these factors have been shown to significantly impact the performance of equity securities.

     Because it includes many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the Multifactor Model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, such securities possess many different investment characteristics. By using a variety of relevant factors to select securities, the Investment Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select securities.

     The Investment Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities are selected for or weighted in the Fund. Such changes (which may be the result of changes in the nature of the Multifactor Model or the method of applying the Multifactor Model) may include: (i) evolutionary changes to the structure of the Multifactor Model (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which the Fund uses futures on the S&P 500 Index); or (iii) changes in the method by which securities are weighted in the Fund. Any such changes will preserve the Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

CORPORATE DEBT OBLIGATIONS
--------------------------

     Each Fund may invest, under normal market conditions, in corporate debt obligations, including obligations of industrial, utility and financial issuers. Select Equity Fund may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     An economic downturn could severely affect the ability of highly leveraged issuers of junk bonds to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund's net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of the Growth and Income and Mid-Cap Equity Funds to dispose of a particular security when necessary to meet its redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Advisers could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Growth and Income and Mid-Cap Equity Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

ZERO COUPON BONDS
-----------------

     A Fund's investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. Each Fund will accrue income on such investments for tax and accounting purposes which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund's distribution obligations. See "Taxation."

CUSTODIAL RECEIPTS
------------------

     Each Fund may acquire up to 5% of its total assets in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
-------------------------------------------

     Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans which may increase the volatility of such investments relative to similarly rated debt securities. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in mortgage-backed and asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owned on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------

     Each Fund may purchase and sell futures contracts. Each Fund, other than Select Equity Fund, may also purchase and write options on futures contracts. Select Equity Fund may only purchase and sell futures contracts on the S&P 500 Index. The other Funds may purchase and sell futures contracts based upon various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and, except for Select Equity Fund, related options transactions, only for bona fide hedging purposes as defined below or (except with respect to transactions by Growth and Income, Mid-Cap Equity and Select Equity Funds in futures on foreign currencies) for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on certain foreign exchanges.

     FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When interest rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than Select Equity Fund) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are quoted or denominated in such currency. Each Fund (other than Select Equity Fund) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that the Fund has acquired or expects to acquire.

     Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While each Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish more certainly than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities and securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or (with the exception of Select Equity Fund) foreign currency rates that would adversely affect the dollar value of such Fund's portfolio securities. Such futures contracts may (except in the case of Select Equity Fund) include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, each Fund (other than Select Equity Fund) may sell futures contracts on a particular currency in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting such Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

     OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (upon exercise of the option) which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS. Each Fund will engage in futures transactions and (except for Select Equity Fund) will engage in related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated or quoted in the related currency) in the cash market at the time when the futures or options position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test. Under this test the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures to seek to increase total return may not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Each Fund will engage in transactions in futures contracts and (except for Select Equity Fund) will engage in related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes. See "Taxation."

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian cash or liquid, high grade debt securities in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

     Perfect correlation between a Fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

OPTIONS ON SECURITIES AND SECURITIES INDICES
--------------------------------------------

     WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put options on any securities in which it may invest, although Select Equity Fund has no present intention of doing so. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that the Fund would have deposited with its custodian cash or liquid, high grade debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     Call and put options written by a Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund.

     In addition, a written call option or put option may be covered by maintaining cash or liquid, high grade debt securities (either of which may be quoted or denominated in any currency) in a segregated account, by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

     A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by maintaining cash or liquid, high grade debt securities with a value equal to the exercise price in a segregated account with its custodian.

     A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counter party to such option. Such purchases are referred to as "closing purchase transactions."

     PURCHASING OPTIONS. Each Fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest, although Select Equity Fund has no present intention of doing so. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

     A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Each Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, each Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

     Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Advisers. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on an Investment Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

WARRANTS AND STOCK PURCHASE RIGHTS
----------------------------------

     Each Fund may invest up to 5% of its total assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by an
Investment Adviser for investment by the Fund.   Select Equity Fund has no
present intention of acquiring warrants or rights.   No Fund will invest more
than 2% of its total assets, calculated at the time of purchase, in warrants or rights which are not listed on the New York or American Stock Exchanges. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

REAL ESTATE INVESTMENT TRUSTS ("REITS")
---------------------------------------

     Growth and Income Fund and Mid-Cap Equity Fund may invest up to 5% of its total assets (determined at the time of purchase), in shares of REITs that are not self-administered or self-managed. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided
they comply with certain requirements under the Code.   A Fund will indirectly
bear its
proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "Act"). REITs (especially mortgage REITs) are also subject to interest rate risks.

FOREIGN SECURITIES
------------------

     Investments in foreign securities may offer potential benefits not available from investments solely in securities of U.S. issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Investment Adviser, to offer better opportunity for long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Investments in foreign securities may involve currencies of foreign countries. Accordingly, any Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. International Fund and Asia Growth Fund may be subject to currency exposure independent of their securities positions.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

     Since foreign companies are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund's assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and (except for Select Equity Fund) may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts").

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

     To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

     Each Fund (other than Select Equity Fund) may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to such Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and such Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     A Fund (other than Select Equity Fund) may invest in securities of issuers domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European

Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities quoted or denominated in other currency "baskets".

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Growth and Income and Mid-Cap Equity Funds may enter into forward foreign currency exchange contracts for hedging purposes. International Fund and Asia Growth Fund may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

     International Fund and Asia Growth Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if GSAM or GSAMI determines that there is a pattern of correlation between the two currencies. International Fund and Asia Growth Fund may also purchase and sell forward contracts to seek to increase total return when GSAM or GSAMI anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

     A Fund's custodian will place cash or liquid, high grade debt securities into a segregated account of such Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or, in the case of International or Asia Growth Fund, forward contracts entered into to increase total return. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

     While a Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

     WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. Each Fund (other than Select Equity Fund) may write (sell) covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of portfolio securities and against increases in the U.S. dollar cost of securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses . The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

     International Fund and Asia Growth Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, International Fund and Asia Growth Fund may purchase call options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

     A call option written by a Fund obligates such Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund would obligate such Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

     A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by such Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

     In addition to using options for the hedging purposes described above, International Fund and Asia Growth Fund may use options on currency to seek to increase total return. International Fund and Asia Growth Fund may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, International Fund and Asia Growth Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, International Fund and Asia Growth Fund accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     International Fund and Asia Growth Fund would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. International Fund and Asia Growth Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise International Fund and Asia Growth Fund would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by either Fund for the purpose of benefiting from a decline in the value of currencies which it does not own. International Fund and Asia Growth Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the put option.

     SPECIAL RISKS ASSOCIATED WITH OPTIONS ON CURRENCY. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time.
For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

     The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

CURRENCY SWAPS
--------------

     The International Fund and Asia Growth Fund may enter into currency swaps for hedging purposes and to seek to increase total return. Inasmuch as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Advisers believe that swaps do not constitute senior securities as defined in the Act, and, accordingly, will not treat them
as being subject to a Fund's borrowing restrictions.   An amount of cash or
liquid, high grade debt securities having an aggregate net asset value at least equal to the entire amount of the payment stream payable by the Fund will be maintained in a segregated account by the Fund's custodian.

     A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. However, the staff of the SEC takes the position that currency swaps are illiquid investments that are subject to each Fund's 15% limitation on such investments.

LENDING OF PORTFOLIO SECURITIES
-------------------------------

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by an Investment Adviser to be of good standing, and when, in the judgment of the Investment Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an Investment Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of a Fund.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
----------------------------------------------

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's average duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until the settlement date, cash and liquid, high grade debt securities in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

REPURCHASE AGREEMENTS
---------------------

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by the Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and, generally, for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security.
For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for a Fund, the Investment Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, a Fund, together with other registered investment companies having advisory agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Company with respect to each Fund as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Company not to be fundamental and accordingly may be changed without shareholder approval. See "Investment Objectives and Policies" in the Prospectus. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Company or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Company or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Company or a Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to each Fund's fundamental investment restriction no. 1, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained.

SELECT EQUITY FUND

     Select Equity Fund may not:

     1. Borrow money, except (a) for temporary or emergency purposes or for clearance of transactions in amounts not exceeding 10% of the Fund's total assets; while such borrowings exceed 5% of such Fund's assets, the Fund will not make any additional investments; and (b) in connection with the redemption of Fund shares, but only if after each such borrowing there is asset coverage of at least 300% as defined in the Act. For purposes of this investment restriction, short sales, the entry into currency transactions, options, futures contracts, including those relating to indexes, options on futures contracts or indexes and forward commitment transactions shall not constitute borrowing.

     2. Purchase the securities of any one issuer, other than the United States Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations and (b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the United States Government, its agencies or instrumentalities. (As a matter of non-fundamental policy, under normal conditions, the securities of any one issuer may not exceed 5% of Select Equity Fund's net assets at the time of purchase.)

     3. Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

     4. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     5. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures.

     6. Make short sales of securities, except short sales against-the-box, or maintain a short position.

     7. Underwrite any issue of securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be underwriting.

     8. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

     9. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indexes, and options on futures contracts or indexes and currencies underlying or related to any such future contracts, and purchase and sell currencies (and options thereon) or securities on a forward commitment or delayed-delivery basis as described in the Prospectuses.

     10. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board of Directors.

     11. Issue any senior security (as such term is defined in Section 18(f) of the Act) except as permitted in Investment Restriction Nos. 1, 4, 5 and 9.

     In addition to the investment restrictions mentioned above, the Directors of the Company have voluntarily adopted the following policies and restrictions which are observed in the conduct of its affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Directors of the Company without prior notice to or approval of shareholders. Accordingly, Select Equity Fund may not:

     1. Purchase or retain the securities of any issuers if the officers, directors or partners of the Company, its advisers or managers owning beneficially more than one-half of 1% of the securities of such issuer, together own beneficially more than 5% of such securities.

     2. Purchase the securities of any issuer if by such purchase the Fund would own more than 10% of the voting securities of such issuer.

     3. Invest more than 10% of its total assets in the securities of other investment companies or more than 5% of its total assets in the securities of any one investment company, in each case calculated at the time of purchase, or acquire more than 3% of the voting securities of any other investment company.

     4. Write covered calls or put options with respect to more than 25% of the value of its net assets, invest more than 25% of its net assets in puts, calls, spreads or straddles, other than protective put options. The aggregate value of premiums paid on all options held by Select Equity Fund at any time will not exceed 20% of the Fund's total net assets.

     5. Invest (a) more than 15% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"); or (b) more than 10% of its net assets in restricted securities (including those eligible for resale under Rule 144A).


     6. Invest in securities of companies having a record together with predecessors, of less than three years of continuous operation, if more than 5% of a Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

GROWTH AND INCOME FUND
======================

     Growth and Income Fund may not:

     1. Borrow money, except from banks on a temporary basis in an aggregate amount not exceeding 10% of the value of the Fund's total assets, provided that the Fund is required to maintain asset coverage of at least 300% for all borrowings. For purposes of this investment restriction, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

     2. Purchase the securities of any one issuer, other than the United States Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations and
(b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the United States Government, its agencies or instrumentalities.

     3. Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

     4. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

     5. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in currencies, options, futures contracts and options on futures.

     6. Make short sales of securities (except short sales against-the-box, or maintain a short position).

     7. Underwrite any issue of securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be underwriting.

     8. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

     9. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies or securities on a forward commitment or delayed delivery basis as described in the Prospectus.

     10. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.

     11. Issue any senior security (as such term is defined in Section 18(f) of the Act) except as permitted in Investment Restriction No. 1.

     In addition to the investment restrictions mentioned above, the Directors of the Company have voluntarily adopted the following policies and restrictions which are observed in the conduct of its affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment restrictions in that they may be changed or amended by action of the Directors of the Company without prior notice to or approval of shareholders. Accordingly, the Fund may not:

     1. Purchase the securities of any issuers if the officers, directors or partners of the Company, its investment advisers or managers owning beneficially more than one-half of 1% of the securities of such issuer, together own beneficially more than 5% of such securities.

     2. Write covered calls or put options with respect to more than 25% of the value of its net assets, invest more than 25% of its net assets in protective put options or more than 5% of its total assets in puts, calls, spreads or straddles, or any combination thereof other than protective put options. The aggregate value of premiums paid on all options other than protective put options, held by the Fund at any time will not exceed 5% of the Fund's total net assets.

     3. Invest (a) more than 15% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act; or (b) more than 10% of its net assets in restricted securities (including those eligible for resale under Rule
144A).

     4. Purchase additional securities while the Fund's borrowings exceed 5% of its total assets.

MID-CAP EQUITY FUND

     Mid-Cap Equity Fund may not:

     1. Borrow money, except (a) for temporary or emergency purposes or for clearance of transactions in amounts not exceeding one-third of the value of the Fund's total assets, including the amount borrowed; (b) in connection with the redemption of shares of such Fund or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and
(c) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (d) transactions in mortgage dollar rolls which are accounted for as financings, but only if after each such borrowing there is asset coverage of at least 300% as defined in the Act. For purposes of this investment restriction, short sales, currency transactions, forward contracts, currency, mortgage, index and interest rate swaps, interest rate caps, floors and collars, options, futures contracts, options on futures contracts or indices and forward commitment transactions shall not constitute borrowing.

     2. Purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations and
(b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the United States Government, its agencies or instrumentalities.

     3. Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

     4. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

     5. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in currencies, options, futures contracts and options on futures.

     6. Make short sales of securities, except short sales against-the-box, or maintain a short position.

     7. Underwrite any issue of securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be underwriting.

     8. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

     9. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

     10. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may enter into repurchase agreements and may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.

     11. Issue any senior security (as such term is defined in Section 18(f) of the Act) except as permitted in fundamental investment restrictions 1, 4, 5 and 9.

     In addition to the investment restrictions mentioned above, the Directors of the Company have voluntarily adopted the following policies and restrictions which are observed in the conduct of its affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment restrictions in that they may be changed or amended by action of the Directors of the Company without prior notice to or approval of shareholders. Accordingly, the Fund may not:

     1. Purchase the securities of any issuers if the officers, directors or partners of the Company, its advisers or managers owning beneficially more than one-half of 1% of the securities of such issuer, together own beneficially more than 5% of such securities.

     2. Write covered calls or put options with respect to more than 25% of the value of its net assets or invest more than 5% of its net assets in puts, calls, spreads or straddles, other than protective put options. The aggregate value of premiums paid on all options, other than protective puts, held by the Fund at any time will not exceed 5% of the Fund's total net assets.

     3. Invest (a) more than 15% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"); or (b) more than 10% of its net assets in restricted securities (including those eligible for resale under Rule 144A).

     4. Purchase additional securities if the Fund's borrowings exceed 5% of its assets.

     5. Purchase securities of other investment companies except (a) purchases which are part of a plan of merger, consolidation, reorganization, or acquisition, and (b) other purchases of the securities of investment companies only if the purchases are of open-ended, no-load funds, are conditioned on the waiver of management fees and further, if immediately thereafter (i) not more than 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) not more than 5% of the Fund's total assets, taken at market value, would be invested in such securities, (iii) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one investment company.

     6. Invest in securities of companies having a record together with predecessors, of less than three years of continuous operation, if more than 5% of a Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

INTERNATIONAL FUND
==================

     International Fund may not:

     (1) Borrow money, except from banks on a temporary basis, provided that the Fund is required to maintain asset coverage of at least 300% for all borrowings. For purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

     (2) Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities, political subdivisions or authorities.

     (3) Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

     (4) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in currencies, options, futures contracts and options on futures.

     (5) Make short sales of securities, except short sales against-the-box, or maintain a short position.

     (6) Underwrite any issue of securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be underwriting.

     (7) Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (8) Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies or securities on a forward commitment or delayed- delivery basis, as described in the Prospectus.

     (9) Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may lend portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.

     (10) Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except as permitted in Investment Restriction No. (1).

     In addition to the investment restrictions mentioned above, the Directors of the Company have voluntarily adopted the following policies and restrictions which are observed in the conduct of its affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment restrictions in that they may be changed or amended by action of the Directors of the Company without prior notice to or approval of shareholders. Accordingly, the Fund may not:

     1. Purchase the securities of any issuer if the officers, directors or partners of the Company, its advisers or managers owning beneficially more than one-half of 1% of the securities of such issuer, together own beneficially more than 5% of such securities.

     2. Invest more than 10% of its total assets in the securities of other investment companies or more than 5% of its total assets in the securities of any one investment company, in each case calculated at the time of purchase, or acquire more than 3% of the voting securities of any other investment company.

     3. Write covered calls or put options with respect to more than 25% of the value of its total assets or invest more than 5% of its total assets in puts, calls, spreads or straddles, other than protective put options.

     4. Invest (a) more than 15% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act; or (b) more than 10% of its net assets in restricted securities (including those eligible for resale under Rule
144A).

     5. Purchase the securities of any issuer if, as to 75% of the Fund's assets at the time of purchase, more than 10% of the voting securities of such issuer would be held by the Fund.

     6. Purchase additional securities if the Fund's borrowings exceed 5% of its total assets.

ASIA GROWTH FUND
================

     The Asia Growth Fund may not:

     1. Borrow money, except (a) for temporary or emergency purposes or for clearance of transactions in amounts not exceeding one-third of the Fund's total assets, including the amount borrowed; (b) in connection with the redemption of shares of such Fund or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (c) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, but only if after each such borrowing there is asset coverage of at least 300% as defined in the Act. For purposes of this investment restriction, short sales, the entry into currency transactions, options, futures contracts, including those relating to indices, options on futures contracts or indices and forward commitment transactions shall not constitute borrowing.

     2. Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

     3. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

     4. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in currencies, options, futures contracts and options on futures.

     5. Make short sales of securities, except short sales against-the-box, or maintain a short position.

     6. Underwrite any issue of securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be underwriting.

     7. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

     8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

     9. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may enter into repurchase agreements and may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.

     10. Issue any senior security (as such term is defined in Section 18(f) of the Act), except as permitted in fundamental investment restrictions 1, 3, 4 and 8.

     In addition to the investment restrictions mentioned above, the Directors of the Company have voluntarily adopted the following policies and restrictions which are observed in the conduct of the Fund's affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment restrictions in that they may be changed or amended by action of the Directors of the Company without prior notice to or approval of shareholders. Accordingly, the Fund may not:

     1. Purchase the securities of any issuers if the officers, directors or partners of the Company, its advisers or managers owning beneficially more than one-half of 1% of the securities of such issuer, together own beneficially more than 5% of such securities.

     2. Invest more than 10% of its total assets in the securities of other investment companies or more than 5% of its total assets in the securities of any one investment company, in each case calculated at the time of purchase, or acquire more than 3% of the voting securities of any other investment company.

     3. Write covered calls or put options with respect to more than 25% of the value of its net assets or invest more than 5% of its net assets in puts, calls, spreads or straddles, other than protective put options. The aggregate value of premiums paid on all options held by the Fund at any time will not exceed 5% of the Fund's total assets.

     4. Invest (a) more than 15% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act; or
(b) more than 10% of its net assets in restricted securities (including those eligible for resale under Rule 144A).

     5. Purchase the securities of any issuer if, as to 75% of the Fund's assets at the time of purchase, more than 10% of the voting securities of such issuer would be held by the Fund.

     6. Purchase additional securities if the Fund's borrowings exceed 5% of its total assets.



                                   MANAGEMENT

     Information pertaining to the Board of Directors and officers of the Company is set forth below. Directors and officers deemed to be "interested persons" of the Company for purposes of the Act are indicated by an asterisk.

NAME AND             AGE; POSITIONS WITH COMPANY; PRINCIPAL
ADDRESS              OCCUPATION(S) DURING PAST 5 YEARS
========             ====================================
Paul C. Nagel, Jr.   73; Chairman; Retired.  Director and Chairman of the
19223 Riverside Dr.  Finance and Audit Committees, Great Atlantic & Pacific
Tequesta, FL 33469   Tea Co., Inc.: Director, United Conveyor Construction.

Ashok N. Bakhru      53; Director; President, ABN Associates, Inc. since June
1235 Westlakes Drive 1994.  Retired, Senior Vice President of Scott Paper
Suite 385            Director of Arkwright Mutual Insurance Company; Trustee of
Berwyn, PA 19312     International House of Philadelphia; Member of Cornell
                     University Council; Trustee of the Walnut Street Theatre.

*Marcia L. Beck      40; President and Director; Director Mutual Funds Group,
One New York Plaza   GSAM (since September 1992); Vice President and Senior
New York, NY 10004   Portfolio Manager, (GSAM from June 1988 to present).


*David B. Ford       50; Director; General Partner, Goldman Sachs, since 1986.
One New Plaza        Chairman and Chief Executive Officer of GSAM since
New York, NY 10004   December, 1994.

*Alan A. Shuch       46; Director; Director and Vice President of Goldman Sachs
One New York Plaza   Fund Management, Inc. (from April 1990 to November 1994);
New York, NY 1004    President and Chief Operating Officer, GSAM (from September
                     1988 to November 1994); Limited Partner, Goldman Sachs
                     (since December 1994).


Name and              Age; Positions with Company; Principal
Address               Occupation(s) During Past 5 Years
========              ======================================
Jackson W. Smart      65; Director; Chairman and Chief Executive Officer, MSP
One Northfield Plaza  Communications Inc. (a company engaged in radio
Suite #218            broadcasting) (since November 1988);  Director, Federal
North Northfield, IL  Express Corporation; Director, American Private Equity
60093                 Group (a venture capital fund).

William H. Springer   66; Director; Vice Chairman of Ameritech  (a
701 Morningside Dr.   telecommunications holding company; (February 1987 to
Lake Forest, IL       retirement in August 1992); Vice Chairman, Chief
60045                 Financial and Administrative Officer, Ameritech (prior
                      thereto); Director, American Information Technologies
                      corporation; DirectorWalgreen Co. (a retail drugstore
                      business); Director of Baker, Fentress & Co. (a closed-
                      ended, non-diversified management investment company).

Richard P. Strubel    56; Director; Managing Director, Tandem Partners, Inc.
70 West Madison St.   (since 1990); President and Chief Executive Officer,
Suite 1400            Microdot, Inc. (a diversified manufacturer of fastening
Chicago, IL 60602     systems and connectors) (January 1984 to October 1994).

*Scott M. Gilman      36; Treasurer; Director, Mutual Funds Administration,
One New York Plaza    GSAM (since April 1994); Assistant Treasurer of Goldman
New York, NY 10004    Sachs Funds Management, Inc. (since March 1993); Vice
                      President, Goldman Sachs (since March 1990); Assistant
                      Treasurer of the Company (April 1990 to October 1991);
                      formerly Manager, Arthur Andersen LLP (prior to March
                      1990).

*Pauline Taylor       49; Vice President; Vice President of Goldman Sachs
4900 Sears Tower      (since June 1992); Consultant (1989 to June 1992)
Chicago, IL 60606

*John W. Mosior       57; Vice President; Vice President, Goldman Sachs, and
4900 Sears Tower      Manager of Shareholder Services for GSAM Funds Group.
Chicago, IL 60606

*Nancy L. Mucker      46; Vice President; Vice President, Goldman Sachs, and
4900 Sears Tower      Manager of Shareholder Services for GSAM Funds Group.
Chicago, IL 60606

*Michael J. Richman   35; Secretary; Vice President and Assistant General
85 Broad Street       Counsel of Goldman Sachs (since June 1992); Associate
New York, NY 10004    General Counsel to the Funds Group, GSAM (since February
                      1994); Partner, Hale and Dorr (September 1991 to June
                      1992); Attorney-at-law, Gaston & Snow (September 1985 to
                      September 1991).


NAME AND             AGE; POSITIONS WITH COMPANY; PRINCIPAL
ADDRESS              OCCUPATION(S) DURING PAST 5 YEARS
========             ====================================
*Howard B. Surloff   30; Assistant Secretary; Counsel and Vice President,
85 Broad Street      Goldman Sachs (since November 1993 and May 1994,
New York, NY 10004   respectively); Counsel to the Funds Group of GSAM (since
                     November 1993);  Associate of Shereff Friedman, Hoffman
                     & Goodman (prior thereto).

*Steven E. Hartstein 32; Assistant Secretary; Legal Products Analyst, Goldman
85 Broad Street      Sachs (June 1993 to present); Funds Compliance Officer,
New York, NY 10004   Citibank Global Asset Management (August 1991 to June
                     1993); Legal Assistant, Brown & Wood (prior thereto).

*Deborah A. Robinson 24; Assistant Secretary; Administrative Assistant, Goldman
85 Broad Street      Sachs since January 1994.  Formerly at  Cleary, Gottlieb,
New York, NY 10004   Steen & Hamilton.


_____________

*  "Interested person" of the Company for purposes of the Act.

     The Company's Directors and officers hold comparable positions with certain other investment companies of which the Investment Advisers, Goldman Sachs or an affiliate thereof is the investment adviser, administrator, and/or distributor. As of January 22, 1996, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of common stock of the Funds.

     The following table sets forth certain information with respect to the compensation of each Director of the Company for the one-year period ended January 31, 1995:

                                                                    Total
                                              Pension of        Compensation
                                              Retirement        from Goldman
Benefits                   Sachs Mutual
                             Aggregate        Accrued as           Funds
                           Compensation         Part of         (including
Name of Trustee          from the Company  Company's Expenses  the Company)
=======================  ================  ==================  ============

Paul C. Nagel, Jr.           $13,065              -0-              101,000
Ashok Bakhru                   7,865              -0-               61,000
Marcia L. Beck                  -0-               -0-                 -0-
David B. Ford                   -0-               -0-                 -0-
Alan A. Shuch                   -0-               -0-                 -0-
Jackson W. Smart, Jr.          7,865              -0-               61,000
William H. Springer            7,865              -0-               61,000
Richard D. Strubel             7,865              -0-               61,000

* The Goldman Sachs Mutual Funds consisted of 32 mutual funds, including the seven series of the Company, on January 31, 1995.

INVESTMENT ADVISER, SUBADVISER AND ADMINISTRATOR

     As stated in the Funds' Prospectus, GSFM, One New York Plaza, New York, New York, a Delaware limited partnership and an affiliate of Goldman Sachs, 85 Broad Street, New York, New York, serves as investment adviser to Select Equity Fund. GSAM, One New York Plaza, New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to Growth and Income, Mid-Cap Equity and International Funds and GSAMI, 140 Fleet Street, London, England, EC4A 2BJ acts as the investment adviser and subadviser to Asia Growth Fund and International Fund, respectively. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business. GSAM serves as administrator to each Fund pursuant to an administration agreement. See "Management" in the Funds' Prospectus for a description of the applicable Investment Adviser's duties as investment adviser or subadviser and GSAM's duties as administrator to the Funds.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Milan, Montreal, Osaka, Paris, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Investment Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $120 million, Goldman Sachs' Investment Research Department covers approximately 1,700 companies, including approximately 1000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Investment Advisers. For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

     In managing the portfolios of Funds, GSAM and GSAMI have access to Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movement worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the Institutional Investor's annual "All British Research Team Survey" in the following categories: Economics (U.K.) 1986-1993; Economics/International 1989-1993; and Currency Forecasting 1986-1993. In addition, the team has also earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1994; International Economies 1986, 1988-1994; and Currency Movements 1986-1993.

     In allocating assets in International Fund's portfolio among various currencies, GSAM and GSAMI will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, GSAM and GSAMI will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for the International Fund's investment objective and criteria.

       Each Fund's investment advisory agreement and administration agreement and International Fund's subadvisory agreement provides that the Investment Adviser and GSAM, respectively, may render similar services to others so long as the services provided by the Investment Adviser and GSAM thereunder are not impaired thereby.

     The investment advisory agreement with respect to Mid-Cap Equity Fund was approved and each other Funds' advisory agreements were most recently approved by the Directors of the Company, including a majority of the Directors of the Company who are not parties to the investment advisory agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Directors"), on April 26, 1995 (April 27, 1995 in the case of Mid-Cap Equity Fund). These arrangements were most recently approved by the shareholders of Select Equity Fund, at a shareholder meeting held on November 27, 1991 and by the sole initial shareholder of each of International Fund, Growth and Income Fund, Asia Growth Fund and Mid-Cap Equity Fund on October 23, 1992, January 29, 1993, June 1, 1994 and July 28, 1995, respectively. Each Fund's agreement will remain in effect until June 30, 1996 and from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Directors of the Company, and (b) the vote of a majority of the non-interested Directors of the Company, cast in person at a meeting called for the purpose of voting on such approval. Each advisory agreement will terminate automatically if assigned (as defined in the Act) and is terminable at any time without penalty by the Directors of the Company or by vote of a majority of the outstanding voting securities of the affected Fund on 60 days' written notice to the Adviser and by the Adviser on 60 days' written notice to the Company.

     Pursuant to the advisory agreement for International Fund, Growth and Income Fund and Mid-Cap Equity Fund, GSAM is entitled to receive a fee payable monthly by such Funds equal on an annual basis to 0.25%, 0.55% and 0.60%, respectively, of such Funds' average daily net assets. GSAM voluntarily has agreed to limit its advisory fee with respect to International Fund to an annual rate equal to 0.23% of International Fund's average daily net assets. Although it has no current intention to do so, GSAM may modify or discontinue such limitation in the future at its discretion.

     Pursuant to the advisory agreement for Select Equity Fund, GSFM is entitled to receive a fee payable monthly by such Fund equal on an annual basis to 0.50% of the Fund's average daily net assets. GSFM voluntarily has agreed to limit its advisory fee with respect to Select Equity Fund to an annual rate equal to 0.44% of Select Equity Fund's average daily net assets. Although it has no current intention to do so, GSFM may modify or discontinue such limitation in the future at its discretion.

     Pursuant to a separate Subadvisory Agreement with GSAMI and GSAM, the International Fund pays GSAMI a monthly subadvisory fee equal on an annual basis
to 0.50% of such Fund's average daily net assets.   GSAMI voluntarily has agreed
to limit its subadvisory fee with respect to International Fund to an annual rate equal to 0.48% of International Fund's average daily net assets. Although it has no current intention to do so, GSAMI may modify or discontinue such limitation in the future at its discretion. The fee paid by International Fund to GSAMI is in addition to the fee it pays to GSAM for advisory services.

     Pursuant to Asia Growth Fund's advisory agreement, GSAMI is entitled to receive a fee payable monthly by the Fund equal on an annual basis to 0.75% of the Fund's average daily net assets. GSAMI voluntarily has agreed to limit its advisory fee with respect to Asia Growth Fund to an annual rate equal to 0.71% of Asia Growth Fund's average daily net assets. Although it has no current intention to do so, GSAMI may modify or discontinue such limitation in the future at its discretion.

     For the last three fiscal years the amounts of the investment advisory fees incurred by each Fund then in existence were as follows:

                                  1995         1994          1993
                                  ====         ====          ====
Select Equity Fund/1/           $462,255     $475,941      $662,844
Growth and Income Fund/2/        621,416      100,926         N/A
International Fund/1/            796,627      331,134        25,607
Asia Growth Fund/1,3/            414,813        N/A           N/A
----------------------------

1 Does not give effect to the agreement (which was not in effect during such fiscal years) by the Investment Advisers to limit advisory fees to 0.44%, 0.23% and 0.71% of Select Equity Fund's, International Fund's and Asia Growth Fund's average daily net assets.
2    Commenced operations on February 5, 1993.
3    Commenced operations on July 8, 1994.

     For the fiscal period from December 1, 1992 (commencement of operations) through January 31, 1993 and for the fiscal years ended January 31, 1994 and January 31, 1995, International Fund paid GSAMI subadvisory fees of $51,214, $662,267 and $1,593,255, respectively (does not give effect to the subadvisory agreement (which was not in effect during such fiscal year) by GSAMI to limit subadvisory fees to 0.48% of the Fund's daily average net assets).

     For the period from August 1, 1995 (commencement of operations) through September 30, 1995, Mid-Cap Equity Fund paid GSAM advisory fees of $129,320.

     Pursuant to the administration agreements, GSAM's administrative responsibilities include, subject to the general supervision of the Directors of the Company, (a) providing supervision of all aspects of the Company's non-investment operations (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to agreements with each Fund), (b) providing the Company, to the extent not provided pursuant to its custodian and transfer agency agreements or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Company, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Company's expense, of its tax returns, reports to shareholders, periodic updating of the Prospectuses and reports filed with the SEC and other regulatory authorities, (d) providing the Company, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, and (e) maintaining all of the Company's records other than those maintained pursuant to such agreements.

     GSAM voluntarily has agreed to limit its administration fee with respect to Select Equity Fund, International Fund and Asia Growth Fund to an annual rate equal to 0.15% of each Fund's average daily net assets. Although it has no current intention to do so, GSAM may modify or discontinue such limitation in the future at its discretion.

     For the last three fiscal years the amounts of the administration fees paid by each Fund then in existence were as follows:

                               1995      1994      1993
                             ========  ========  ========

Select Equity Fund/1/        $231,128  $237,970  $331,422
Growth and Income Fund/2/     169,477    27,525       N/A
International Fund            796,627   331,134    25,607
Asia Growth Fund/3/           138,271       N/A       N/A

-----------------------------

1 Does not give effect to the agreement (which was not in effect during such fiscal years) by GSAM to limit Select Equity Fund's, International Fund's and Asia Growth Fund's administration fee to 0.15% of the Fund's average daily net assets.
2    Commenced operations on February 5, 1993.
3    Commenced operations on July 8, 1994.

     For the period from August 1, 1995 (commencement of operations) through September 30, 1995, Mid-Cap Equity Fund paid GSAM administration fees of $32,330.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers and Goldman Sachs and their affiliates in the management of, or their interests in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede the Funds' investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Investment Advisers and their advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Funds will invest, which could have an adverse impact on the Funds' performance. Such transactions, particularly in respect to proprietary accounts or customer accounts other than those included in the Investment Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Investment Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in the good faith discretion of such entities to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Advisers will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Investment Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs, J. Aron and other affiliates. An Investment Adviser will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Investment Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts, could conflict with the transactions and strategies employed by the Investment Advisers in managing the Funds.

     The results of a Fund's investment activities may differ significantly from the results achieved by an Investment Adviser and its affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment result which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding a Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which a Fund invests.

     In addition, certain principals and certain of the employees of the Investment Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     Each Investment Adviser may enter into transactions and invest in currencies or other instruments on behalf of a Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may not have an incentive to assure that a Fund obtains the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. To the extent that affiliate transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arm's-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of such Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the Fund shares acquired for its own account. A large redemption of Fund shares by Goldman Sachs could significantly reduce the asset size of a Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

     It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Investment Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

DISTRIBUTOR AND TRANSFER AGENT

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Company dated February 1, 1993. Pursuant to the distribution agreement, after the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs.

     Goldman Sachs serves as the Company's transfer agent. Under its transfer agency agreement with the Company, Goldman Sachs has undertaken with the Company to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements, (iii) provide certain information to the Company's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information,
(vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries and (ix) render certain other miscellaneous services. As compensation for the services rendered to the Company by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive a fee with respect to the Institutional and Service Shares of each Fund equal to 0.04% of the net assets of a Fund attributable to such classes of shares. Transfer agency fees paid by a Fund with respect to a particular class are allocated to the shares of such class. Goldman Sachs voluntarily has agreed not to impose its transfer agency fee with respect to the Institutional and Service Shares of the Select Equity, International and Asia Growth Funds. Although it has no current intention to do so, Goldman Sachs may modify or discontinue such limitation in the future at its discretion.

     The Company's distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Company will indemnify Goldman Sachs against certain liabilities.

EXPENSES

     Except as set forth in the Prospectus under "Management", the Company is responsible for the payment of its expenses. The expenses borne by a Fund include, without limitation, the fees payable to the Investment Advisers, the fees payable to GSAM, the fees and expenses of the Fund's custodian and subcustodians, transfer agency fees, brokerage fees and commissions, filing fees for the registration or qualification of the Company's shares under federal or state securities laws, expenses of the organization of the Company, the fees and expenses incurred by the Company in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Company for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of GSAM, GSAMI and Goldman Sachs with respect to the Company), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to a Fund's shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to a distribution, authorized dealer service plan or service plan compensation and expenses of the Company's "non-interested" Directors and extraordinary expenses, if any, incurred by the Company. The fees under a Fund's authorized dealer service, distribution and service plans and transfer agency fees are allocated to the class to which such expenses relate.

     Each Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of the Funds (excluding transfer agency fees estimated to be 0.04% of average daily net assets, advisory and administration fees and fees under service, distribution and authorized dealer service plans, taxes, interest, brokerage, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.06%, 0.11%, 0.06%, 0.24% and 0.24% per annum of the average daily net assets, respectively, of the Select Equity, Growth and Income, Mid-Cap Equity, International and Asia Growth Funds. Such limits are calculated monthly and may be discontinued or modified by the Investment Adviser at its discretion at any time.

     Fees and expenses of legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the applicable Investment Adviser's costs of performing certain accounting services not being provided by the Funds' custodian.

     For the last three fiscal years the amounts of the expenses of each Fund then in existence that were reduced or otherwise limited were as follows:

                              1995     1994     1993
                             =======  =======  ======

Growth and Income Fund/1/    106,725  319,899   N/A
International Fund             N/A          0  53,775
Asia Growth Fund/2/          135,905    N/A     N/A

______________________________

/1/  Commenced operations on February 5, 1993.
/2/  Commenced operations on July 8, 1994.

     Each Investment Adviser has voluntarily agreed to reduce the fees payable to it by a Fund (to the extent of its fees) by an amount (if any) that the Fund's expenses would exceed the expense limitations applicable to such Fund imposed by states securities administrators, as such limitations may be lowered or raised from time to time. These expense limitations apply to the advisory and administration fees paid by each Fund and the subadvisory fees paid by International Fund, but do not apply to taxes, interest, brokerage fees and distribution, authorized dealer and service fees and, where permitted, extraordinary expenses such as for litigation. The Advisers will reduce their respective fees by the amount of such excess in amounts proportionate to such investment advisory, administration and subadvisory fees.

     Currently, the most restrictive expense limitation of state securities commissions of which the Company is aware is 2-1/2% of a Fund's average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1-1/2% of such assets in excess of $100 million.

CUSTODIAN AND SUB-CUSTODIANS

     State Street, P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Company's portfolio securities and cash. State Street also maintains the Company's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Company and to hold cash for the Company.

INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Company. In addition to audit services, Arthur Andersen LLP prepares the Company's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Investment Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. A Fund will not deal with Goldman Sachs in any transaction in which Goldman Sachs acts as principal.

     In placing orders for portfolio securities of a Fund, Investment Advisers are required to give primary consideration to obtaining the most favorable price and efficient execution. This means that an Investment Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Investment Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Investment Advisers and their affiliates, or their other clients.
Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Investment Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund, and the services furnished by such brokers may be used by the Investment Advisers in providing investment advisory services for the Company.

     On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Investment Adviser or an affiliate acts as investment adviser or subadviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

     Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Directors of the Company.

     Subject to the above considerations, the Investment Advisers may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Directors of the Company, including a majority of the Directors who are not "interested" Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

     In addition, Goldman Sachs, as a member firm of the New York Stock Exchange, may effect exchange transactions and receive compensation therefor if expressly so authorized in a written contract with the Company. The Company on behalf of each Fund has entered into such a contract with Goldman Sachs. Goldman Sachs will provide the Company at least annually with a statement setting forth the total amount of all compensation retained by Goldman Sachs in connection with effecting transactions for the accounts of the Funds. The Directors of the Company will review and approve all the Fund's portfolio transactions with Goldman Sachs and the compensation received by Goldman Sachs in connection therewith. The Company, of course, will effect its portfolio transactions in a manner consistent with all applicable laws.

     For the past three fiscal years, each Fund in existence paid brokerage commissions as follows:


                                                  Total                Total            Brokerage
                                                Brokerage            Amount of         Commissions
                                  Total        Commissions          Transaction           Paid
                                Brokerage        Paid to              on which         to Brokers
                               Commissions     Affiliated           Commissions         Providing
                                  Paid           Persons                Paid            Research
                               ===========  =================  ======================  ===========
Fiscal Year Ended:

January 31, 1995
----------------

Select Equity Fund              $  119,192  $     0 (0%)/(1)/   $ 99,616,396(0%)/(2)/          -0-
Growth and Income Fund             637,080   77,404(12%)/(1)/    468,165,610(7%)/(2)/          -0-
International Fund               1,799,525         0(0%)/(1)/    546,364,113(0%)/(2)/          -0-
Asia Growth Fund/(3)/            1,002,148    67,754(7%)/(1)/    171,880,775(2%)/(2)/          -0-

January 31, 1994
-----------------------------

Select Equity Fund              $  187,041  $  3,857(2%)/(1)/   $306,043,566(1%)/(2)/          -0-
Growth and Income Fund/(4)/      2,974,075   274,704(9%)/(1)/    74,091,306(27%)/(2)/          -0-
International Fund                 765,594       -0-(0%)/(1)/    202,360,486(0%)/(2)/          -0-

January 31, 1993
-----------------------------

Select Equity Fund              $  466,732  $99,522(21%)/(1)/   $83,349,921(21%)/(2)/          -0-
International Fund/(5)/            124,560         0(0%)/(1)/              0(0%)/(2)/          -0-
==================================================================================================

(1)  Percentage of total commissions paid.
(2) Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
(3)  Asia Growth Fund commenced operations on July 8, 1994.
(4)  Growth and Income Fund commenced operations on February 5, 1993.
(5)  International Fund commenced operations on December 1, 1992.

     During the fiscal year ended January 31, 1995, the Company acquired and sold securities of its regular broker-dealers: Daiwa Securities, Kidder Peabody & Co., Lehman Brothers, Chemical Securities, United Bank of Switzerland,Sanwa Securities, Swiss Bank Corp., JP Morgan & Co., Bankers Trust Company and NationsBank Corp. As of January 31, 1995, the Company held the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands): The Select Equity Fund owned securities issued by Swiss Bank Corp. and NationsBank Corp. in the amounts of $2,144 and $1,321, respectively. The Growth and Income Fund owned securities issued by Lehman Brothers, Chemical Securities and Swiss Bank Corp. in the amounts of $2,305, $758 and $15,588, respectively.

                                NET ASSET VALUE

     Under the Act, the Directors of the Company are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Directors of the Company, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund (assets, including securities at value, minus liabilities) divided by the number of shares outstanding of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in the Prospectus).

     In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Directors of the Company will reconsider the time at which net asset value is computed. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     Portfolio securities of a Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the Nasdaq National Market ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded principally: (i) on a U.S. exchange or NASDAQ will be valued at the mean between the closing bid and asked prices; and (ii) on a foreign exchange will be valued at the last sale price (also referred to as the close price).
The last sale price for securities traded principally on a foreign exchange will be determined as of the close of the London Stock Exchange or, for securities traded on exchanges located in the Asia Pacific region, noon London time; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked price; (c) exchange traded options and futures contracts will be valued at the last sale price in the market where such contracts are principally traded; (d) forward foreign currency exchange contracts will be valued using a pricing service (such as Reuters), then calculating the mean between the last bid and asked quotations supplied by certain independent dealers in such contracts; (e) debt securities, other than money market instruments, will be valued on the basis of dealer-supplied quotation or by using a pricing service approved by the Board of Directors if such prices are believed by the Investment Advisers to accurately represent market value. Money market instruments, which are defined as those debt securities with a remaining maturity of 60 days or less, will be valued at amortized costs; (f) overnight repurchase agreements will be valued at cost and term repurchase agreements will be valued at the average of bid quotations obtained daily from at least two recognized dealers; (g) OTC options will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank, and (h) all other securities, including those for which a pricing service supplies no quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with procedures established by the Board of Directors of the Company.

     Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Funds' net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the New York Stock Exchange will not be reflected in the Funds' calculation of net asset value unless the Directors deem that the particular event would materially affect net asset value, in which case an adjustment may be made.

     The proceeds received by each Fund and each other series of the Company (as defined herein under "Shares of the Company") established by the Directors of the Company for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such series and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Company. Expenses of the Company with respect to the Funds and the other series of the Company are generally allocated in proportion to the net asset values of the respective Fund or series except where allocations of direct expenses can otherwise be fairly made.

                            PERFORMANCE INFORMATION

     A Fund may from time to time quote or otherwise use total return and/or yield information in advertisements, shareholder reports or sales literature. Average annual total returns and yield are computed pursuant to formulas specified by the SEC.

     Yield is computed by dividing net investment income earned: during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price (net asset value in the case of Institutional and Service Shares) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment made at the maximum public offering price (net asset value in the case of Institutional and Service Shares) with all distributions reinvested at the beginning of such period equal to the actual total value of such investment at the end of such period. The following tables indicate the total return (capital changes plus reinvestment of all distributions on a hypothetical investment of $1,000 in the Funds) for the periods indicated.

     Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

From time to time, the Company may publish an indication of a Fund's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Micropal, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Company may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Company may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measure the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit account (MMDAs), checking accounts, saving accounts, money market mutual funds and repurchase agreements; (j) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000 Index - Total Return; (o) the Value-Line Composite-Price Return; (p) the Wilshire 4500 Index; (q) the FT-Actuaries Europe and Pacific Index, (r) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including EAFE), and the Morgan Stanley Capital International combined Asia ex Japan Free Index, Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data, and (s) the FT-Actuaries Europe and Pacific Index. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

                          VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                   Net Asset
                                                                    Value of
                                                                   Investment
                                Investment   Investment   Amount       at
Fund                               Date        Period    Invested  Period End  Cumulative   Annualized
====                            ===========  ==========  ========  ==========  ===========  ===========

Select                            5/24/91*   ended         $1,000
Equity Fund                                  1/31/95
Class A Shares

  -Assumes 5.5% sales charge                                        $1,200.90       20.09%        5.08%

  -Assumes no sales charge                                          $1,270.80       27.08%        6.70%
                                    2/1/94   one year      $1,000
                                             ended
                                             1/31/95
 -Assumes 5.5% sales charge                                           $934.60      (6.54)%      (6.54)%

 -Assumes no sales charge                                             $989.00      (1.10)%      (1.10)%
                                   5/24/91*  ended         $1,000
                                             7/31/95
  -Assumes 5.5% sales charge                                        $1,483.30       48.33%        9.86%

  -Assumes no sales charge                                          $1,569.17       56.92%       11.35%
                                    8/1/94   one year      $1,000
                                             ended
                                             7/31/95
 -Assumes 5.5% sales charge                                         $1,174.70       17.47%       17.47%

 -Assumes no sales charge                                           $1,243.00       24.30%       24.30%

Select Equity Fund-
Institutional Shares               6/15/95   ended         $1,000
                                             7/31/95

 -Assumes 5.5% sales charge                                            N/A           N/A          N/A

 -Assumes no sales charge                                           $1,064.23        6.42%        N/A

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                 Net Asset Value
                              Investment   Investment   Amount    of Investment
Fund                             Date        Period    Invested   at Period End   Cumulative   Annualized
============================  ===========  ==========  ========  ===============  ===========  ===========

Growth
and Income                        2/5/93*  ended         $1,000
Fund Class A Shares                        1/31/95

-Assumes 5.5% sales charge                                             $1,111.00       11.10%        5.44%

-Assumes no sales charge                                               $1,175.70       17.57%        8.48%

                                  2/1/94   one year      $1,000
                                           ended
                                           1/31/95

-Assumes 5.5% sales charge                                               $982.50      (1.75)%      (1.75)%

-Assumes no sales charge                                               $1,039.70        3.97%        3.97%

                                  2/5/93*  ended         $1,000
                                           7/31/95

-Assumes 5.5% sales charge                                             $1,343.34       34.34%       12.61%

-Assumes no sales charge                                               $1,421.53       42.16%       15.21%

                                  8/1/94   one year      $1,000
                                           ended
                                           7/31/95

-Assumes 5.5% sales charge                                             $1,158.97       15.90%       15.90%

-Assumes no sales charge                                               $1,226.77       22.68%       22.68%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                     Net Asset Value
                  Investment   Investment   Amount    of Investment
Fund                 Date        Period    Invested   at Period End   Cumulative   Annualized
====              ===========  ==========  ========  ===============  ===========  ===========

International
Fund                 12/1/92*  ended         $1,000
Class A Shares                 1/31/95


-Assumes 5.5% sales charge                                 $1,005.80        0.58%        0.26%

-Assumes no sales charge                                   $1,064.30        6.43%        2.91%

                               one year
                               ended
                      2/1/94   1/31/95       $1,000


-Assumes 5.5% sales charge                                   $787.70      (21.23)%     (21.23)%

-Assumes no sales charge                                     $833.50      (16.65)%     (16.65)%


                     12/1/92*  ended         $1,000
                               7/31/95


-Assumes 5.5% sales charge                                 $1,181.70       18.17%        6.46%

-Assumes no sales charge                                   $1,250.46       25.05%        8.75%

                      8/1/94   one year      $1,000
                               ended
                               7/31/95

-Assumes 5.5% sales charge                                 $1,016.42        1.64%        1.64%

-Assumes no sales charge                                   $1,075.58        7.56%        7.56%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                         Net Asset Value
                      Investment   Investment   Amount    of Investment
Fund                     Date        Period    Invested   at Period End   Cumulative   Annualized
====                  ===========  ==========  ========  ===============  ===========  ===========

Asia Growth                        ended
Fund                      7/8/94*  1/31/95       $1,000
Class A Shares

-Assumes 5.5% sales charge                                       $893.40     (10.66)%     N/A

-Assumes no sales charge                                         $945.40      (5.46)%     N/A

                                   ended
                          7/8/94*  7/31/95       $1,000


-Assumes 5.5% sales charge                                     $1,050.45        5.04%        4.74%

-Assumes no sales charge                                       $1,111.58       11.16%       10.46%

                                   one year
                                   ended
                          8/1/94   7/31/95       $1,000


-Assumes 5.5% sales charge                                     $1,008.11        0.81%        0.81%

-Assumes no sales charge                                       $1,066.81        6.68%        6.68%

Mid-Cap Equity                     ended
Fund-Institutional        8/1/95*  9/30/95       $1,000
Shares

-Assumes 5.5% sales charge                                     N/A              N/A          N/A

-Assumes no sales charge                                       $1,022.67        2.27%        N/A

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)
       ASSUMING NO VOLUNTARY WAIVER OF FEES AND NO EXPENSE REIMBURSEMENTS


                                                                   Net Asset Value
                                Investment   Investment   Amount    of Investment
Fund                               Date        Period    Invested   at Period End   Cumulative   Annualized
====                            ===========  ==========  ========  ===============  ===========  ===========

Select                             5/24/91*  ended         $1,000
Equity Fund                        1/31/95

  -Assumes 5.5% sales charge                                             $1,189.60       18.96%        4.81%

  -Assumes no sales charge                                               $1,259.20       25.92%        6.44%

                                    2/1/94   one year      $1,000
                                             ended
                                             1/31/95
  -Assumes 5.5% sales charge                                               $932.50      (6.75)%      (6.75)%

  -Assumes no sales charge                                                 $986.70      (1.33)%      (1.33)%

                                   5/24/91*  ended         $1,000
                                             7/31/95
  -Assumes 5.5% sales charge                                             $1,466.88       46.69%        9.57%

  -Assumes no sales charge                                               $1,552.80       55.28%       11.07%

                                    8/1/94   one year      $1,000
                                             ended
                                             7/31/95
  -Assumes 5.5% sales charge                                             $1,171.45       17.14%       17.14%

  -Assumes no sales charge                                               $1,213.13       21.31%       21.31%

Select Equity Fund-                6/15/95   ended         $1,000
Institutional Shares                         7/31/95

  -Assumes 5.5% sales charge                                             N/A              N/A         N/A

  -Assumes no sales charge                                               $1,063.84        6.38%       N/A

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)
       ASSUMING NO VOLUNTARY WAIVER OF FEES AND NO EXPENSE REIMBURSEMENTS

                                                 Net Asset Value
              Investment   Investment   Amount    of Investment
Fund             Date        Period    Invested   at Period End   Cumulative  Annualized
====          ===========  ==========  ========  ===============  ==========  ==========

Growth
and Income        2/5/93*    ended      $1,000
Fund                         1/31/95

-Assumes 5.5% sales charge                          $1,080.00         8.00%      3.94%

-Assumes no sales charge                            $1,117.40        11.74%      5.74%

                  2/1/94     one year   $1,000
                             ended
                             1/31/95

-Assumes 5.5% sales charge                          $  978.80        (2.12)%    (2.12)%

-Assumes no sales charge                            $1,035.90         3.59%      3.59%


                  2/5/93*    ended      $1,000
                             7/31/95

-Assumes 5.5% sales charge                          $1,303.94        30.39%     11.27%

-Assumes no sales charge
                                                    $1,349.23        34.92%     12.81%


                  8/1/94     one year   $1,000
                             ended
                             7/31/95

-Assumes 5.5% sales charge                          $1,156.19        15.62%     15.62%

-Assumes no sales charge                            $1,223.82        22.38%     22.38%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)
       ASSUMING NO VOLUNTARY WAIVER OF FEES AND NO EXPENSE REIMBURSEMENTS

                                                     Net Asset Value
                  Investment   Investment   Amount    of Investment
Fund                 Date        Period    Invested   at Period End   Cumulative   Annualized
====              ===========  ==========  ========  ===============  ===========  ===========

International
Fund                 12/1/92*  ended         $1,000
                               1/31/95


-Assumes 5.5% sales charge                                 $1,000.30        0.03%        0.01%

-Assumes no sales charge                                   $1,058.50        5.85%        2.66%

                               one year
                               ended
                      2/1/94   1/31/95       $1,000

-Assumes 5.5% sales charge                                   $785.80      (21.42)%     (21.42)%

-Assumes no sales charge                                     $831.40      (16.86)%     (16.86)%

                      2/1/92*  ended         $1,000
                               7/31/95

-Assumes 5.5% sales charge                                 $1,173.85       17.38%        6.20%

-Assumes no sales charge                                   $1,242.17       24.22%        8.48%


                      8/1/94   one year      $1,000
                               ended
                               7/31/95
-Assumes 5.5% sales charge                                 $1,013.89        1.39%        1.39%

-Assumes no sales charge                                   $1,072.85        7.29%        7.29%

                           VALUE OF $1,000 INVESTMENT
                                (TOTAL  RETURN)
       ASSUMING NO VOLUNTARY WAIVER OF FEES AND NO EXPENSE REIMBURSEMENTS

                                                         Net Asset Value
                      Investment   Investment   Amount    of Investment
Fund                     Date        Period    Invested   at Period End   Cumulative   Annualized
====                  ===========  ==========  ========  ===============  ===========  ===========

Asia Growth                        ended
Fund                    7/8/94*    1/31/95     $1,000

-Assumes 5.5% sales charge                                       $883.80     (11.62)%      N/A

-Assumes no sales charge                                         $935.30      (6.47)%      N/A

                                   ended
                        7/8/94*    7/31/95     $1,000

-Assumes 5.5% sales charge                                     $1,037.93        3.79%        3.55%

-Assumes no sales charge                                       $1,093.34        9.83%        9.20%


                        8/1/94     one year    $1,000
                                   ended
                                   7/31/95
-Assumes 5.5% sales charge                                       $996.38      (0.36)%      (0.36)%

-Assumes no sales charge                                       $1,054.39        5.44%        5.44%

Mid-Cap Equity                     ended
Fund-Institutional      8/1/95*    9/30/95     $1,000
Shares

-Assumes 5.5% sales charge                                           N/A          N/A          N/A

-Assumes no sales charge                                        1,022.34        2.23%          N/A

==================================================================================================

*  Commencement of Operations

     From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived from an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

     From time to time, advertisements or information may include a discussion of asset allocation models developed or recommended by GSAM and/or its affiliates, certain attributes of or potential benefits to be derived from these asset allocation strategies and the Goldman Sachs mutual funds that may form part of such an asset allocation strategy. Such advertisements and information may also include a discussion of GSAM's economic outlook and domestic and international market views and recommend periodic tactical modifications to asset allocation strategies. Such advertisements and information may also highlight or summarize the services that GSAM and/or its affiliates provide in support of an asset allocation program.

     The Company may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

     A Fund's performance data will be based on historical results and will not be intended to indicate future performance. A Fund's total return will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Company may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

     Total return will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, total return calculations with respect to each class of shares of a Fund for the same period will differ.

                                    TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Company. The summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

GENERAL

     Each Fund is a separate taxable entity and has elected or intends to elect to be treated, and intends to qualify for each taxable year, as a regulated investment company under Subchapter M of the Code.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test");
(b) such Fund derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities;

(ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies); and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stock or securities or options and futures with respect to stocks or securities (the "short-short test"); and (c) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g. partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income. In addition, future Treasury could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under these tests.

     If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in accordance with the Code's timing requirements, at least 90% of its "investment company taxable income" (which includes dividends, interest, accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss and certain net realized foreign exchange gains and is reduced by deductible expenses) and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Asia Growth Fund or International Fund and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund fails to distribute at least 90% of its investment company taxable income or otherwise does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund did not pay federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are treated as if they were paid by the Fund and received by such shareholders on December 31 of the year declared. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. Asia Growth Fund has $183,543 of capital loss carryforwards, which expire in 2002, available to offset future capital gains.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the applicable Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, a Fund may be required to defer the recognition of losses on futures contracts, forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of the applicable Fund's distributions to shareholders.The short-short test described above may limit a Fund's ability to use options, futures and forward transactions (and Select Equity Fund's ability to use futures transactions) as well as its ability to engage in short sales. Moreover, application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain derivatives such as interest rate or currency swaps may be unclear in some respects, and a Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of the Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     A Fund's investments in zero coupon securities or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount, will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. The mark to market rules applicable to certain options, futures and forward contracts, as described above, may also require that income or gain be recognized without a concurrent receipt of cash. In order to distribute this income or gain, maintain its qualification as a regulated investment company, and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     Each Fund (other than Select Equity Fund) anticipates that it will be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from certain foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If, as may occur for Asia Growth Fund and International Fund, more than 50% of a Fund's total assets at the close of any taxable year will consist of stock or securities of foreign corporations, the applicable Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund would be required to (i) include in income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

     If the Asia Growth and International Funds make this election, which is not currently anticipated, their respective shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Asia Growth and International Funds, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

     If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by Asia Growth Fund or International Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of Asia Growth Fund and International Fund may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund.

     Shareholders who are not liable for U.S. income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that the Asia Growth Fund or International Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by a Fund and (ii) the portion of Fund dividends which represents income from each foreign country. The other Funds will not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a Fund cannot or does not make this election, it may deduct such taxes in computing its investment company taxable income.

     If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies") the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to eliminate or minimize any adverse tax consequences.

TAXABLE U.S. SHAREHOLDERS - DISTRIBUTIONS

     For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

     Distributions from investment company taxable income for the year will be taxable as ordinary income. Distributions designated as derived from a Fund's dividend income, if any, that would be eligible for the dividends received deduction if such Fund were not a regulated investment company will be eligible, subject to certain holding period and debt-financing restrictions, for the 70% dividends received deduction for corporations. Because eligible dividends are limited to those a Fund receives from U.S. domestic corporations, it is unlikely that a substantial portion of the distributions made by Asia Growth Fund or International Fund will qualify for the dividends received deduction. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain) if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. Distributions, if any, that are in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first reduce a shareholder's tax basis in his or her shares and, after such basis is reduced to zero, will constitute capital gains to a shareholder who holds his or her shares as capital assets.

     All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. federal income tax return.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

U.S. SHAREHOLDERS - SALE OF SHARES

     When a shareholder's shares are sold, redeemed or otherwise disposed of, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale or other disposition, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term. If, however, a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Internal Revenue Service all distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the Funds with their correct taxpayer identification number and with certain required certifications or if the Internal Revenue Service or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

NON-U.S. SHAREHOLDERS

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trust or estates) subject to tax under such law. Dividends of investment company taxable income distributed by a Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by the Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the U.S. or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders of Asia Growth Fund or International Fund may also be subject to U.S. withholding tax on deemed income resulting from any election by such a Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any gain realized by a shareholder who is not a U.S. person upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Investors who are not U.S. persons should consult their tax advisers about the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, a Fund.

STATE AND LOCAL TAXES

     Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                              FINANCIAL STATEMENTS

     The audited financial statements and related Reports of Independent Public Accountants, contained in the 1995 Annual Report of Select Equity , Growth and Income, International and Asia Growth Funds, the unaudited financial statements prepared by the Company, contained in the 1995 Semi-Annual Report of Select Equity, Growth and Income, International and Asia Growth Funds and the unaudited financial statements prepared by the Company for the period August 1, 1995 (commencement of operations) through September 30, 1995 of Mid-Cap Equity Fund are incorporated herein by reference into this Additional Statement and attached hereto.

                             SHARES OF THE COMPANY

     The Funds are a series of the Company, which is a Maryland corporation authorized to issue 2,000,000,000 shares of common stock. The Company assumed its present name in May 1991. Prior thereto, the name of the Company was Goldman Sachs Capital Growth Fund, Inc. Each Fund then in existence commenced "doing business" under the name used herein in February 1994. As specified in the Company's charter, the name of the Funds are GS Select Equity Fund, GS Growth and Income Fund, GS International Equity Fund, Goldman Sachs Asia Growth Fund and Goldman Sachs Mid-Cap Equity Fund. The Directors of the Company have authority under the Company's charter to create and classify shares of capital stock in separate series without further action by shareholders. As of the date of this Additional Statement, the Directors of the Company have authorized shares of eight series, five of which are discussed in this Additional Statement. Additional series may be added in the future.

     The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series.

     The Directors also have authority to classify and reclassify any series of shares into one or more classes of shares. As of January 29, 1996, the Directors have classified the following shares of the Funds: Select Equity, Growth and Income, International and Asia Growth Funds into three classes:
Institutional Shares, Service Shares and Class A Shares and Mid-Cap Equity Fund into two classes: Institutional Shares and Service Shares. As of January 31, 1995, there were no Institutional or Service Shares of any Fund outstanding. Each other series of the Company only has Class A Shares outstanding.

     Each Institutional Share, Service Share and Class A Share of a Fund represents a proportionate interest in the assets belonging to the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service Plans are borne exclusively by Service Shares, fees under Distribution and Authorized Dealer Service Plans are borne exclusively by Class A Shares and transfer agency fees are borne at different rates by Class A Shares than Institutional and Service Shares. The Directors may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and is entitled to different shareholder services. Currently, shares of a class may be exchanged only for shares of the same or an equivalent class of another fund. See "Exchange Privileges" in the Prospectus.

     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the Institution's customers. Institutional Shares may pay a transfer agency fee equal to a percentage of the average daily net assets of a Fund attributable to such class.


     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares. Service Shares may pay a transfer agency fee equal to a percentage of the average daily net assets of a Fund attributable to Service Shares.

     Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. Except for the Select Equity, International and Asia Growth Funds, Goldman Sachs has agreed not to impose any distribution fee. Goldman Sachs has no current intention of modifying or discontinuing such limitation but may do so in the future at its discretion. Class A Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class A Shares. Class A Shares pay a transfer agency fee equal to $12,000 per year plus $7.50 per account together with out-of-pocket and transaction related expenses.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service and Class A Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the relevant Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.



     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

                               OTHER INFORMATION

     Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of the Fund.

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                 SERVICE PLANS

Each Fund has adopted a service plan (the "Plan") with respect to its Service Shares which authorizes it to compensate Service Organizations for providing certain administration services and personal and account maintenance services to their customers who are or may become beneficial owners of such Shares.
Pursuant to the Plan, each Fund enters into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Service Shares of a Fund. (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Service Shares of a Fund, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by customers, (f) provide facilities to answer questions from prospective and existing investors about Service Shares of a Fund, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information,
(h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization and (j) act as liaison between customers and a Fund, including obtaining information from the Fund, working with the Fund to correct errors and resolve problems and providing statistical and other information to a Fund. As compensation for such services, each Fund will pay each Service Organization a service fee in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization.

Each Fund has adopted its Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The company believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.

The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with a Fund, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of Service Shares automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of a Fund. Any such alteration or discontinuance of services could require the Board of Directors to consider changing a Fund's method of operations or providing alternative means of offering Service Shares of the Fund to customers of such Service Organizations, in which case the operation of such

Fund, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alternation of a Fund's operations would have any effect on the net asset value per share or result in financial losses to any shareholder.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of a Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Service Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

The Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, voted to approve each Plan and related Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on January 31, 1996.
Each Plan will be approved by the sole shareholder of Service Shares of each Fund, on January 31, 1996. The Plans and Service Agreements will remain in effect until June 30, 1996 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Directors in the manner described above. The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Fund and all material amendments of the Plan must also be approved by the Board of Directors in the manner described above. The Plan may be terminated at any time by a majority of the Board of Directors as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than sixty
(60) days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Directors who are not interested persons will be committed to the discretion of the Company's Nominating Committee, which consists of all of the non-interested members of the Board of Directors. The Board of Directors has determined that, in its judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Service Shares of the Funds. In the Board of Directors' quarterly review of the Plans and Service Agreements, the Board will consider their continued appropriateness and the level of compensation provided therein.

                                   Appendix A

DESCRIPTION OF BOND RATINGS/1/


MOODY'S INVESTORS SERVICE, INC.


     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

---------------
/1/    The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.

                                      1-A

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.  There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

                        STANDARD & POOR'S RATINGS GROUP

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarding as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions. BB is the highest rating within the speculative grade category.

                                      2-A

     D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Unrated: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                                      3-A

                                   Appendix B


                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO . While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      1-B

      GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES



     Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.

     .    Privately owned and ranked among Wall Street's best capitalized firms, with assets exceeding $54 billion and partners capital and subordinated liabilities of over $4.5 billion as of November 25, 1994.

     .    Thirty-one offices worldwide where professionals focus on identifying financial opportunities (includes a staff of 1,100 in London, 650 in Tokyo, 150 in Hong Kong and 4,000 in 11 offices throughout the U.S.).

     .    An equity research budget of $120 million for 1995.


     .    The number one lead manager of U.S. common stock offerings for the past six years (1989-1994) with 18% of the total dollar volume.*


     .    Premier lead manager of negotiated municipal bond offerings over the past five years (1990-1994), aggregating $114 billion.



* Source:  Securities Data Corporation. Ranking excludes REITs, Trusts, Rights
  ====================================
and closed-end Fund offerings

                                      2-B

                 GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange

1906      Goldman Sachs takes Sears Roebuck public (oldest ongoing client)

          Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956      Goldman Sachs co-manages Ford's public offering, the largest to date

1972      Dow Jones Industrial Average breaks 1000

1986      Goldman Sachs takes Microsoft public

1990 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1992      Dow Jones Industrial Average breaks 3000

1993 Goldman Sachs is lead manager in taking Allstate public, largest equity offering to date ($2.4 billion)

1995      Dow Jones Industrial Average breaks 4000

                                      3-B

                                   Appendix C

     The Company may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

          . the performance of various types of securities (common stocks, small company stocks, long-term government bonds, treasury bills and certificates of deposit) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

          .  the dollar and non-dollar based returns of various market indices
           (i.e., Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

          . total stock market capitalizations of specific countries and regions on a global basis;

          . performance of securities markets of specific countries and regions; and

          . value of a dollar amount invested in a particular market or type of security over different periods of time.

     In addition, the Company may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

                                      1-C

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
DEAR SHAREHOLDERS:

 We welcome this opportunity to review the performance and investment activities of the Goldman Sachs Equity Portfolios for the 12-month period ended January 31, 1995. In addition, we will discuss trends in the stock markets in the U.S. and abroad during the period.
 For the convenience of those shareholders who have invested in several funds in the Goldman Sachs Equity Portfolios, we have included all of our equity funds in one annual report for the first time. Another newsworthy item that may interest many of you: We are pleased to note that the Goldman Sachs Capital Growth Fund will celebrate its fifth anniversary on April 20, 1995.
 As you are probably well aware, 1994 was a difficult year for U.S. stocks. Still, it is important to realize that over the long term, U.S. stocks have outperformed other financial investments, such as U.S. long-term government bonds, and outpaced inflation as well./1/ For that reason, stocks have been a valuable choice for many investors seeking long-term growth who have both the financial ability and commitment to weather periods of market volatility.
 Diversifying investments among different asset classes (stocks, bonds and money markets) and within an asset class (for example, domestic and international stocks) also plays an important role in any investment plan. How you allocate your portfolio is an individual decision based on your personal goals and tolerance for risk, which your investment representative can help you evaluate. As you'll see in this report, Goldman Sachs offers a variety of domestic and international equity funds from which to choose.

MARKET OVERVIEW: THE IMPACT OF HIGHER INTEREST RATES ON THE U.S. STOCK MARKET
 For the 12 months ended January 31, 1995, the U.S. stock market was less rewarding than in the previous three years. The market returned a modest 0.53% as measured by the S&P 500 stock index, far below the historical average annual return of 10.2% for large-capitalization stocks, as measured by the S&P 500 for the period from 1926 through 1994./1/ Stocks with smaller capitalizations experienced greater volatility and significantly underperformed large-capitalization stocks for most of 1994.
 The lackluster market performance, in the midst of a robust economic recovery, generally strong corporate profits and low unemployment, reflected the impact of rapidly rising interest rates. From February 4, 1994 through January 31, 1995, the Federal Reserve moved aggressively to pre-empt inflation by raising the federal funds rate (the rate banks charge one another for overnight loans) six times from 3.00% to 5.50%.

 TABLE OF CONTENTS

Introduction/Market Overview........  1
Goldman Sachs Balanced Fund.........  3
Goldman Sachs Growth and Income
Fund................................  9
Goldman Sachs Select Equity Fund....  15
Goldman Sachs Capital Growth Fund...  21
Goldman Sachs Small Cap Equity Fund.  26

Goldman Sachs International Equity
Fund............................... 31
Goldman Sachs Asia Growth Fund..... 37
GSAM Equity Portfolio Management
Team............................... 43
Financial Statements............... 44
Notes to Financial Statements...... 52
Report of Independent Public
Accountants........................ 66

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (continued)

----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
 As interest rates rose, the skittish stock market reflected investors' uncertainty as to exactly when, and by how much, the Fed would move next and whether a recession would ultimately occur. For example, March was a particularly difficult month, with the stock market declining sharply after the first Fed increase. Despite two additional Fed hikes during the second quarter, the market was relatively stable. A strong summer rally followed, but in September the market retreated as fears of inflation and weakness in the bond market affected stocks as well. The fourth quarter of 1994 was particularly difficult, with the market shunning the stocks of cyclical companies (such as automobile manufacturers), whose businesses tend to move in the same direction as the economy, in favor of consumer growth companies, whose fortunes are less dependent on the growth of the economy. Large-capitalization stocks, perceived as safer and more stable, far outperformed small stocks during the quarter and for the year.
 The volatility throughout the equity market, though unpleasant, was not unusual according to past history. During the recovery phase of most economic cycles, the stock market has experienced relatively sharp corrections associated with rapidly rising interest rates. Typically, the market has resumed its ascent as the pace of interest rate increases and economic growth slowed. We believe rates will be less volatile in 1995, allowing the market's historical pattern to prevail.

MARKET OVERVIEW: VOLATILITY IN THE INTERNATIONAL MARKET ENVIRONMENT
 During 1994, international equity markets were turbulent, marked by a significant slowdown in new investments from the U.S. and elsewhere.
 . The volatility in the Asian markets (excluding Japan) was largely triggered by the sharp increase in U.S. short-term interest rates and significant mutual fund redemptions that caused a sell-off in stocks. Following a brief summer rally, Asian markets suffered a sharp correction in September that persisted through the end of January.
 . In Europe, economic recovery faltered as unemployment remained high; the resulting uncertainty regarding expectations for corporate profit growth put pressure on stock prices. European equity markets were strong at the beginning of 1994, peaking in most cases by early February, with major market indices subsequently declining 10% to 15% by year end.
 . The Japanese economy was weak during the year, hindered by a strong yen and low domestic consumption. The government stepped in with an aggressive fiscal stimulus program that resulted in some patchy economic recovery in the last few months of 1994. After posting gains from January through May of 1994, the Japanese market, as measured by the Nikkei 300, had declined almost 11% by January 1995, a good part of which occurred after the devastating Kobe earthquake.

 We appreciate your support, particularly during this difficult market period, and want to assure you that we will continue to strive to help meet your long-term investment objectives.

Sincerely,


/s/ David B. Ford

David B. Ford
Chairman, Chief Executive Officer
Goldman Sachs Asset Management, March 15, 1995
-------
/1/ Data compiled by Ibbotson Associates, Chicago, Stocks, Bonds, Bills and In-flation 1995 Yearbook(TM) . Please note that along with their superior histor-ical returns, stocks have been more volatile than bonds during the period from 1926 through 1994. Past performance is not indicative of future results.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS BALANCED FUND

----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
OBJECTIVES AND INVESTMENT APPROACH

 The Goldman Sachs Balanced Fund seeks to provide investors with a combination of long-term growth of capital and current income by investing in a diversified portfolio that includes both equity and fixed income securities. Under normal market conditions, the fund is expected to maintain an asset mix of approximately 50% to 70% in stocks and other equity securities, with the remainder (at minimum 25%) in bonds and other senior fixed income securities. The fund's "neutral" weighting will typically be 60% stocks and 40% bonds. However, Goldman Sachs Asset Management's (GSAM's) portfolio management team will review the fund's asset mix on a regular basis and adjust it to reflect changes in the economic environment. The fund will focus primarily on U.S. common stocks, other equity securities and fixed income securities.
 Stocks are selected using a value style, identifying those judged to be inexpensive relative to their expected long-term earnings, free cash flow and ability to pay dividends. We also consider the degree to which a company's management is committed to increasing value for shareholders.
 On the fixed income portion of the portfolio, our approach is to seek to control risk. Our emphasis is on sector and individual security selection, rather than on trying to predict interest rate movements.

PERFORMANCE

 Since its inception on October 12, 1994 through January 31, 1995, the Goldman Sachs Balanced Fund had a total return of 0.87% based on net asset value compared with a return of 2.06% for its benchmark, a combination of the S&P 500 stock index (weighted at 60%) and the Lehman Brothers Aggregate Bond Index (weighted at 40%).
 The fund's underperformance relative to the benchmark reflects the fact that it began investing just as the stock market entered a very difficult period marked by high volatility and rising interest rates. The latter caused some investors to fear slower economic growth in the future, which, in turn, took its toll on interest rate-sensitive and cyclical stocks represented in the fund's portfolio.

PORTFOLIO COMPOSITION AND REVIEW

 As of January 31, the fund's asset mix was allocated to stocks (58%) compared with the benchmark weighting of 60%, reflecting a neutral to slightly bearish outlook for the equity market on the part of the fund's portfolio managers.
 . Equities: The fund's top-performing stocks during the period included McDonnell Douglas (aerospace/defense), Texas Instruments (semiconductors), Anheuser-Busch (alcoholic beverages) and Amgen (biotechnology), which all benefited from strong earnings reports among other things. With the exception of Texas Instruments, these companies have been active buyers of their own stock.
 Reflecting the market's general rejection of cyclical stocks in October and November, a number of our holdings including General Motors (automotive) and Stone Container, Georgia-Pacific and Champion International (all in paper and forest products) did poorly in November and then rebounded in December. We remain committed to these stocks based on our research which indicates that they have the potential to post much stronger earnings than many in the investment community currently expect.

--------------------------------------------------------------------------------
GOLDMAN SACHS BALANCED FUND (continued)

----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------

TOP 10 EQUITY HOLDINGS AS OF JANUARY 31, 1995

                                                       PERCENTAGE
                                                       OF EQUITY
COMPANY                  LINE OF BUSINESS              HOLDINGS
General Motors Corp.     Automotive Products              4.3%
Stone Container Corp.    Containers and Paper Products    4.1%
Georgia-Pacific Corp.    Paper and Forest Products        3.9%
McDonnell Douglas Corp.  Aerospace/Defense                3.9%
Consolidated             Truckers                         3.6%
 Freightways, Inc.
Northrup Grumman Corp.   Aerospace/Defense                3.3%
National Medical         Hospital Management              2.8%
 Enterprises, Inc.
Chiquita Brands          Grocery Products                 2.8%
 International Inc.
Universal Corp.          Tobacco Producer                 2.8%
PartnerRe Holdings Ltd.  Property/Casualty                2.7%
                          Reinsurer

 . Fixed Income: During the period, the fixed income portion of the portfolio was primarily invested in U.S. Treasury notes, with a small position in Federal National Mortgage Association medium-term notes. As the fund's assets increase, we intend to further diversify the portfolio's fixed income investments to include corporate, mortgage-backed and asset-backed securities.

OUTLOOK

  We will continue to carefully monitor the fund's asset allocation. We believe that our fundamental research will uncover underpriced stocks and attractive fixed income opportunities that will help in seeking to achieve the fund's investment objectives over time. In addition, we believe that many of the fund's equity holdings are poised to show earnings growth even if the economy slows.

/s/ Mitchell E. Cantor          /s/ Ronald E. Gutfleish
Mitchell E. Cantor,             Ronald E. Gutfleish
Co-Head, U.S. Actively
Managed Equity
Investments
                        Portfolio Managers, Equities


/s/ Jonathan A. Beinner
Jonathan A. Beinner

/s/ Theodore T. Sotir
Theodore T. Sotir
                        Portfolio Managers, Fixed Income

--------------------------------------------------------------------------------
GOLDMAN SACHS BALANCED FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the period ended January 31, 1995. The Goldman Sachs Balanced Fund's ("GS Balanced") performance (assuming both the maximum sales charge of 5.50% and no sales charge) is compared with its bench-mark--a combination of the Standard & Poor's 500 Index (weighted at 60%) and the Lehman Brothers Aggregate Bond Index (weighted at 40%) ("S&P 500/LBABI"). All performance data shown represents past performance and should not be con-sidered indicative of future performance which will fluctuate as market condi-tions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        HYPOTHETICAL $10,000 INVESTMENT
                                  (UNAUDITED)

                         [GRAPH APPEARS HERE]


            GS Balanced      GS Balanced
          (w/sales charge) (no sales charge) S&P 500/LBABI
          ---------------- ----------------- -------------
10/12/94  $9,450           $10,000           $10,000
 1/31/95  $9,532           $10,087           $10,206

                         Aggregate Total Return/(b)/
                         ---------------------------
                             Since Inception/(a)/
                             --------------------
GS Balanced                      0.87%
 excluding sales charge

GS Balanced                     (4.68%)
 including sales charge

(a) Commenced operations October 12, 1994.
(b) An aggregate total return (not annualized) is shown instead of an average annual total return since the Fund has not completed a full twelve months of operations.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS BALANCED FUND
January 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Shares            Description                                                      Value
-----------------------------------------------------------------------------------------
 COMMON STOCKS--51.0%
 AEROSPACE/DEFENSE--4.9%
 800               Lockheed Corp.                                                $ 57,600
 700               Martin Marietta Corp.                                           31,238
 3,000             McDonnell Douglas Corp.                                        150,000
 3,200             Northrop Grumman Corp.                                         129,200
-----------------------------------------------------------------------------------------
                                                                                  368,038
-----------------------------------------------------------------------------------------
 AUTOMOBILE--2.4%
 600               Ford Motor Company                                              15,150
 4,300             General Motors Corp.                                           166,625
-----------------------------------------------------------------------------------------
                                                                                  181,775
-----------------------------------------------------------------------------------------
 AUTOPARTS--ORIGINAL EQUIPMENT--1.0%
 4,100             Lear Seating Corp.*                                             75,338
-----------------------------------------------------------------------------------------
 BEVERAGES--ALCOHOLIC--1.0%
 1,400             Anheuser Busch Companies, Inc.                                  76,650
-----------------------------------------------------------------------------------------
 BROKERAGE FIRMS--1.0%
 4,300             Bear Stearns Companies, Inc.                                    71,487
-----------------------------------------------------------------------------------------
 COMMERCIAL BANKS--0.6%
 1,300             Mellon Bank Corp.                                               45,500
-----------------------------------------------------------------------------------------
 CONTAINERS--METAL & GLASS--1.2%
 8,400             Owens-Illinois, Inc.*                                           87,150
-----------------------------------------------------------------------------------------
 CONTAINERS--PAPER--2.1%
 9,400             Stone Container Corp.*                                         159,800
-----------------------------------------------------------------------------------------
 ELECTRIC COMPANIES--1.2%
 2,600             Texas Utilities Co.                                             90,350
-----------------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--0.7%
 1,000             General Electric Co.                                            51,500
-----------------------------------------------------------------------------------------
 ELECTRONICS--0.9%
 400               E-Systems, Inc.*                                                16,350
 1,300             Loral Corp.                                                     50,537
-----------------------------------------------------------------------------------------
                                                                                   66,887
-----------------------------------------------------------------------------------------
 ELECTRONICS--SEMICONDUCTORS--2.1%
 2,500             Advanced Micro Devices, Inc.*                                   73,438
 1,200             Texas Instruments Inc.                                          82,800
-----------------------------------------------------------------------------------------
                                                                                  156,238
-----------------------------------------------------------------------------------------
 FINANCIAL SERVICES--2.3%
 500               Federal National Mortgage Association                           35,750
 2,600             North American Mortgage Co.                                     41,600

 Shares Description                              Value
------------------------------------------------------
 FINANCIAL SERVICES (CONTINUED)
 500    Student Loan Marketing Association    $ 18,688
 2,100  Travelers, Inc.                         77,438
------------------------------------------------------
                                               173,476
------------------------------------------------------
 GROCERY PRODUCTS--1.4%
 8,400  Chiquita Brands International, Inc.    108,150
------------------------------------------------------
 HOMEBUILDERS--1.2%
 2,000  Centex Corp.                            45,500
 3,100  Lennar Corp.                            47,662
------------------------------------------------------
                                                93,162
------------------------------------------------------
 HOSPITAL MANAGEMENT--1.9%
 3,000  Community Psychiatric Centers           36,750
 7,400  National Medical Enterprises, Inc.*    108,225
------------------------------------------------------
                                               144,975
------------------------------------------------------
 INSURANCE-PROPERTY AND CASUALTY--1.4%
 5,100  PartnerRe Holdings, Ltd.               103,913
------------------------------------------------------
 LEISURE TIME--1.2%
 3,800  Brunswick Corp.                         74,575
 900    Outboard Marine Corp.                   18,900
------------------------------------------------------
                                                93,475
------------------------------------------------------
 LIFE INSURANCE--0.5%
 1,000  USLife Corp.                            35,375
------------------------------------------------------
 MONEY CENTER BANKS--2.0%
 2,100  BankAmerica Corp.                       90,563
 800    Bankers Trust New York Corp.            50,100
 300    Chemical Banking Corp.                  11,662
------------------------------------------------------
                                               152,325
------------------------------------------------------
 MULTI-LINE INSURANCE--1.2%
 1,500  Aetna Life & Casualty Co.               74,250
 200    Cigna Corp.                             13,525
------------------------------------------------------
                                                87,775
------------------------------------------------------
 OIL--DOMESTIC INTEGRATED--0.7%
 700    Amoco Corp.                             40,600
 300    Tenneco Inc.                            13,200
------------------------------------------------------
                                                53,800
------------------------------------------------------
 OIL AND GAS--4.1%
 800    Atlantic Richfield Co.                  85,200
 600    Chevron Corp.                           26,775
 1,200  Exxon Corp.                             75,000
 600    Texaco, Inc.                            36,975
 3,000  Tosco Corp.                             85,875
------------------------------------------------------
                                               309,825
------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
GOLDMAN SACHS BALANCED FUND (continued)
January 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Shares              Description                                                     Value
------------------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 PAPER & FOREST PRODUCTS--4.1%
 2,700               Champion International Corp.                               $  103,275
 2,100               Georgia Pacific Corp.                                         151,200
 700                 International Paper Co.                                        49,787
------------------------------------------------------------------------------------------
                                                                                   304,262
------------------------------------------------------------------------------------------
 PETROLEUM REFINING--0.6%
 1,300               Ashland Oil Co.                                                42,412
------------------------------------------------------------------------------------------
 PHARMACEUTICALS/BIOTECHNOLOGY--0.5%
 600                 Amgen, Inc.*                                                   38,175
------------------------------------------------------------------------------------------
 PUBLISHING--1.0%
 5,000               Valassis Communications, Inc.*                                 75,000
------------------------------------------------------------------------------------------
 RETAIL--DEPARTMENT STORES--0.1%
 200                 Sears Roebuck & Co.                                             8,825
------------------------------------------------------------------------------------------
 RETAIL--SPECIALTY APPAREL STORES--1.1%
 6,000               TJX Companies, Inc.                                            80,250
------------------------------------------------------------------------------------------
 SAVINGS AND LOANS--0.8%
 2,900               GP Financial Corp.                                             62,531
------------------------------------------------------------------------------------------
 TOBACCO--3.6%
 1,200               Philip Morris Companies, Inc.                                  71,550
 3,000               UST, Inc.                                                      88,500
 5,400               Universal Corp.                                               106,650
------------------------------------------------------------------------------------------
                                                                                   266,700
------------------------------------------------------------------------------------------
 TRUCKERS--1.8%
 6,600               Consolidated Freightways, Inc.                                137,775
------------------------------------------------------------------------------------------
 UTILITIES--0.4%
 1,300               CMS Energy Corp.                                               30,550
------------------------------------------------------------------------------------------
 TOTAL COMMON STOCKS
  (Cost $3,792,765)                                                             $3,833,444
------------------------------------------------------------------------------------------
 PREFERRED STOCK--0.3%
------------------------------------------------------------------------------------------
 3,400               RJR Nabisco Holdings,
                     Convertible Preferred, 6.50%                               $   21,250
------------------------------------------------------------------------------------------
 TOTAL PREFERRED STOCK
  (Cost $23,870)                                                                $   21,250
------------------------------------------------------------------------------------------

 Principal               Interest                         Maturity
   Amount                  Rate                             Date                                Value
-----------------------------------------------------------------------------------------------------
 GOVERNMENT AGENCY OBLIGATIONS--1.1%
 Federal National Mortgage Association
 $   40,000               5.400%                          12/30/98                         $   36,761
     30,000               5.620                           02/23/98                             28,255
     20,000               5.850                           02/02/98                             18,979
-----------------------------------------------------------------------------------------------------
 TOTAL GOVERNMENT AGENCY
  OBLIGATIONS (Cost $82,992)                                                               $   83,995
-----------------------------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS--38.1%
 United States Treasury Bond
 $   30,000               8.000%                          11/15/21                         $   30,750
 United States Treasury Interest Only Stripped Secu-
  rities**
    450,000               7.870                           08/15/17                             78,323
 United States Treasury Notes
     40,000               4.250                           05/15/96                             38,625
    460,000               5.875                           05/31/96                            453,026
    520,000               6.500                           05/15/97                            511,061
    470,000               6.750                           06/30/99                            456,412
  1,025,000               6.375                           08/15/02                            954,849
    316,000               6.250                           02/15/03                            290,622
 United States Treasury Principal Only
  Stripped Securities**
     30,000               7.880                           02/15/16                              5,884
    300,000               7.840                           05/15/20                             42,765
-----------------------------------------------------------------------------------------------------
 TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $2,831,268)                                                                        $2,862,317
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GOLDMAN SACHS BALANCED FUND (continued)
January 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Principal
 Amount              Description                                                   Value
----------------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS--9.3%
----------------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS--9.3%
 $700,000            Joint Repurchase Agreement Account
                     5.860%, 02/01/95                                         $  700,000
----------------------------------------------------------------------------------------
 TOTAL SHORT TERM OBLIGATIONS
  (Cost $700,000)                                                             $  700,000
----------------------------------------------------------------------------------------
 TOTAL INVESTMENTS
  (Cost $7,430,895)***                                                        $7,501,006

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION:
 Gross unrealized gain for investments in
  which value exceeds cost                      $139,875
 Gross unrealized loss for investments in
  which cost exceeds value                      (75,101)
-------------------------------------------------------
 Net unrealized gain                      $ 64,774
-------------------------------------------------------

* Non-income producing security.
** The interest rates disclosed for these securities represent effective yields to maturity.
*** The aggregate cost for federal income tax purposes is $7,436,232.

The percentage shown for each investment category reflects the value of invest-ments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS GROWTH AND INCOME FUND

----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
OBJECTIVE AND INVESTMENT APPROACH

 The Goldman Sachs Growth and Income Fund seeks long-term growth of capital and growth of income primarily through investments in a diversified portfolio of common stocks and other equity securities. The fund is managed with a value approach, which means we focus on stocks we consider inexpensive relative to their expected earnings, free cash flow and ability to pay dividends. Investments may include well-known companies that are temporarily out of favor due to cyclical economic conditions or to specific difficulties the portfolio managers judge to be temporary in nature. In-depth fundamental research regarding a company's long-term financial strength, its competitive position in the market and its management's commitment to increasing shareholder value are all critical aspects of the fund's investment approach.

PERFORMANCE

 For the 12 months ended January 31, 1995, the Goldman Sachs Growth and Income Fund had a total return of 3.97% based on net asset value, outperforming the S&P 500 stock index, which had a total return of 0.53%. The fund also did well compared with its peers, ranking in the top 6.5% (23rd out of the 356 funds) based on total return in the Lipper growth and income category, which returned an average -4.26% during the period under review. (Please note that Lipper rankings do not take sales charges into account.) The fund has paid a regular quarterly dividend of 5.5 cents per share from income, and a special distribution from income and capital gains of 38.1 cents per share in December 1994.

PORTFOLIO REVIEW

 The fund's positive performance reflects the above-average returns of several key holdings including McDonnell Douglas, which benefited from the company's announcement of a three-for-one stock split, a 70% dividend increase and a 15% stock repurchase plan; Consolidated Freightways, one of the three largest trucking carriers in the U.S., which saw gains after turning around its previously troubled Emery Air Freight division; National Medical Enterprises, a hospital management company, whose stock rebounded during the third quarter after the company settled a governmental investigation; and Advanced Micro Devices, which rallied significantly in January.
 During the course of the year, the fund saw its share of volatility. In October and November, for example, investors' concerns surrounding the Federal Reserve's much anticipated sixth interest rate increase for the year had a negative impact on financial services stocks, which accounted for approximately 20% of the fund's assets as of January 31, 1995. Nonetheless, the fund's portfolio managers continue to believe in the long-term potential of a number of its financial holdings including BankAmerica, a dominant force in California retail banking, and Traveler's Corp., a diversified insurance and financial services firm, which was recently added to the fund.
 During the fourth quarter, the market was similarly unkind to cyclical stocks in general, which were also well represented in the fund through investments in General Motors, the fund's largest holding as of January 31; Geon, a polyvinyl chloride producer; and three paper and forest products companies: Stone Container, Georgia-Pacific and Champion International. Despite recent stock price

--------------------------------------------------------------------------------
GOLDMAN SACHS GROWTH AND INCOME FUND (continued)

----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
declines, we believe each of those companies is fundamentally sound and will prosper over time. In particular, General Motors appears to be very focused on reducing manufacturing costs, and we have continued to add to our position.
 In terms of other key sectors, the fund began the reporting period significantly underweighted in utilities and consumer nondurables (food and drug companies). By mid-year, we had purchased several electric utilities we considered to be of high quality, such as Texas Utilities. In the consumer products area, we realized significant profits from our investment in Borden, which received an unsolicited takeover bid from Kohlberg Kravis Roberts & Co. in September.

PORTFOLIO COMPOSITION

 As of January 31, 1995, 89% of the fund's portfolio was invested in common stocks, 2% in convertible preferred stock and 9% in cash or cash equivalents.

TOP 10 PORTFOLIO HOLDINGS AS OF JANUARY 31, 1995

COMPANY                             LINE OF BUSINESS              PERCENTAGE
General Motors Corp.                Automotive Products              4.2%
Stone Container Corp.               Containers and Paper Products    3.9%
Consolidated Freightways, Inc.      Truckers                         3.9%
National Medical Enterprises, Inc.  Hospital Management              3.7%
McDonnell Douglas                   Aerospace/Defense                3.6%
 Corp.
Bear Stearns Cos., Inc.             Investment Banking/Brokerage     3.0%
Chiquita Brands International Inc.  Grocery Products                 2.9%
Georgia-Pacific Corp.               Paper and Forest Products        2.8%
BankAmerica Corp.                   Money Center Banks               2.8%
Valassis Communications, Inc.       Publishing                       2.5%

OUTLOOK

 While over the short term the market favors different investment styles and sectors, we believe our emphasis on undervalued companies will prove rewarding over the long term.

/s/ Mitchell E. Cantor
Mitchell E. Cantor
Co-Head, U.S. Actively Managed
Equity Investments
Portfolio Manager

/s/ Ronald E. Gutfleish
Ronald E. Gutfleish
Portfolio Manager

--------------------------------------------------------------------------------
GOLDMAN SACHS GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the period ended January 31, 1995. The Goldman Sachs Growth and Income Fund's ("GS Growth & Income") performance (assuming both the maximum sales charge of 5.50% and no sales charge) is compared with its benchmark--the Standard & Poor's 500 Index ("S&P 500"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        HYPOTHETICAL $10,000 INVESTMENT
                                  (UNAUDITED)


                         [GRAPH APPEARS HERE]


            GS Growth &        GS Growth &
              Income              Income
          (w/sales charge)  (no sales charge)  S&P 500
          ----------------  -----------------  -------
  2/5/93       $ 9,450           $10,000      $10,000
 1/31/94       $10,686           $11,308      $11,073
 1/31/95       $11,110           $11,757      $11,132

                              Average Annual Total Return
                          -------------------------------------
                              One Year     Since Inception/(a)/
                          ------------     --------------------
Growth & Income
 excluding sales charge       3.97%            8.48%

GS Growth & Income
 including sales charge      (1.75%)           5.44%

(a) Commenced operations February 5, 1993.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS GROWTH AND INCOME FUND
January 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Shares         Description                                                    Value
------------------------------------------------------------------------------------
 COMMON STOCKS--93.0%
 AEROSPACE/DEFENSE--5.2%
 20,500         Lockheed Corp.                                          $  1,476,000
 133,800        McDonnell Douglas Corp.                                    6,690,000
 48,000         Northrop Grumman Corp.                                     1,938,000
------------------------------------------------------------------------------------
                                                                          10,104,000
------------------------------------------------------------------------------------
 AUTO INSURANCE--0.2%
 25,900         Integon Corp.                                                375,550
------------------------------------------------------------------------------------
 AUTOMOBILE--4.0%
 198,400        General Motors Corp.                                       7,688,000
------------------------------------------------------------------------------------
 AUTOPARTS--ORIGINAL EQUIPMENT--1.3%
 131,900        Lear Seating Corp. *                                       2,423,663
------------------------------------------------------------------------------------
 BEVERAGES--ALCOHOLIC--0.9%
 32,500         Anheuser Busch Companies, Inc.                             1,779,375
------------------------------------------------------------------------------------
 BROKERAGE FIRMS--2.8%
 326,280        Bear Stearns Companies, Inc.                               5,424,405
------------------------------------------------------------------------------------
 CHEMICALS--1.4%
 100,500        Geon Co.                                                   2,663,250
------------------------------------------------------------------------------------
 COMMERCIAL BANKS--0.7%
 45,500         Union Bank of San Francisco, California                    1,433,250
------------------------------------------------------------------------------------
 CONTAINERS--METAL & GLASS--0.7%
 136,100        Owens-Illinois, Inc. *                                     1,412,038
------------------------------------------------------------------------------------
 CONTAINERS--PAPER--3.7%
 426,700        Stone Container Corp. *                                    7,253,900
------------------------------------------------------------------------------------
 COSMETICS--1.9%
 436,800        Playtex Products, Inc. *                                   3,603,600
------------------------------------------------------------------------------------
 ELECTRIC COMPANIES--2.2%
 125,200        Texas Utilities Co.                                        4,350,700
------------------------------------------------------------------------------------
 ELECTRONICS--0.5%
 22,300         E-Systems, Inc.                                              911,513
------------------------------------------------------------------------------------
 ELECTRONICS--SEMICONDUCTORS--3.2%
 122,600        Advanced Micro Devices, Inc. *                             3,601,375
 36,400         Texas Instruments Inc.                                     2,511,600
------------------------------------------------------------------------------------
                                                                           6,112,975
------------------------------------------------------------------------------------

Shares             Description                                                     Value
----------------------------------------------------------------------------------------
FINANCIAL SERVICES--5.3%
36,900             Federal National Mortgage Association                     $ 2,831,400
22,700             Liberty Corp.                                                 561,825
183,100            North American Mortgage Co.**                               2,929,600
106,200            Travelers, Inc.                                             3,916,125
----------------------------------------------------------------------------------------
                                                                              10,238,950
----------------------------------------------------------------------------------------
GAMING COMPANIES--0.6%
156,300            Penn National Gaming, Inc. *                                1,114,419
----------------------------------------------------------------------------------------
GROCERY PRODUCTS--2.7%
410,500            Chiquita Brands International, Inc.                         5,285,188
----------------------------------------------------------------------------------------
HOMEBUILDERS--0.5%
39,500             Centex Corp.                                                  898,625
----------------------------------------------------------------------------------------
HOSPITAL MANAGEMENT--5.1%
225,400            Community Psychiatric Centers                               2,761,150
464,000            National Medical Enterprises, Inc. *                        6,786,000
149,100            Pharmchem Labs Inc. *                                         354,112
----------------------------------------------------------------------------------------
                                                                               9,901,262
----------------------------------------------------------------------------------------
HOUSEHOLD FURNISHINGS & APPLIANCES--1.7%
82,400             National Presto Industrials, Inc.                           3,378,400
----------------------------------------------------------------------------------------
INSURANCE-PROPERTY AND CASUALTY--4.1%
74,600             American Premier Underwriters                               1,874,325
141,500            Home Holdings, Inc. *                                       2,104,813
198,100            PartnerRe Holdings, Ltd.                                    4,036,287
----------------------------------------------------------------------------------------
                                                                               8,015,425
----------------------------------------------------------------------------------------
LEISURE TIME--3.6%
189,600            Brunswick Corp.                                             3,720,900
152,000            Outboard Marine Corp.                                       3,192,000
----------------------------------------------------------------------------------------
                                                                               6,912,900
----------------------------------------------------------------------------------------
LIFE INSURANCE--1.3%
94,700             FHP International Corp. *                                   2,438,525
----------------------------------------------------------------------------------------
METALS--MISCELLANEOUS--1.1%
103,200            Quanex Corp.                                                2,218,800
----------------------------------------------------------------------------------------
MISCELLANEOUS--1.0%
261,800            Figgie International Holdings Inc. *                        1,799,875
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GOLDMAN SACHS GROWTH AND INCOME FUND (continued)
January 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Shares            Description                                                    Value
---------------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 MONEY CENTER BANKS--3.0%
 119,300           BankAmerica Corp.                                       $  5,144,813
 19,500            Chemical Banking Corp.                                       758,063
---------------------------------------------------------------------------------------
                                                                              5,902,876
---------------------------------------------------------------------------------------
 MOTOR VEHICLES AND EQUIPMENT--0.0%
 12,574            United Mobile Homes Inc.                                      95,878
---------------------------------------------------------------------------------------
 MULTI-LINE INSURANCE--1.8%
 52,800            Aetna Life & Casualty Co.                                  2,613,600
 14,000            Cigna Corp.                                                  946,750
---------------------------------------------------------------------------------------
                                                                              3,560,350
---------------------------------------------------------------------------------------
 NEWSPAPER PUBLICATIONS--0.2%
 31,700            American Publishing Co.                                      380,400
---------------------------------------------------------------------------------------
 OIL--DOMESTIC INTEGRATED--0.5%
 15,400            Amoco Corp.                                                  893,200
---------------------------------------------------------------------------------------
 OIL--INTERNATIONAL INTEGRATED--0.8%
 14,700            Royal Dutch Petroleum Co.                                  1,644,562
---------------------------------------------------------------------------------------
 OIL WELL EQUIPMENT & SERVICES--1.1%
 106,000           Sonat Offshore Drilling, Inc.                              2,146,500
---------------------------------------------------------------------------------------
 OIL AND GAS--4.2%
 16,000            Atlantic Richfield Co.                                     1,704,000
 46,000            Exxon Corp.                                                2,875,000
 27,300            Texaco, Inc.                                               1,682,362
 68,100            Tosco Corp.                                                1,949,362
---------------------------------------------------------------------------------------
                                                                              8,210,724
---------------------------------------------------------------------------------------
 PAPER & FOREST PRODUCTS--3.9%
 63,100            Champion International Corp.                               2,413,575
 72,700            Georgia Pacific Corp.                                      5,234,400
---------------------------------------------------------------------------------------
                                                                              7,647,975
---------------------------------------------------------------------------------------
 PUBLISHING--2.4%
 304,700           Valassis Communications, Inc. *                            4,570,500
---------------------------------------------------------------------------------------
 REAL ESTATE INVESTMENT TRUST--2.6%
 52,800            Centerpoint Properties Corp.                               1,016,400
 171,600           Haagen Alexander Properties, Inc.                          2,659,800
 107,000           LTC Properties                                             1,364,250
---------------------------------------------------------------------------------------
                                                                              5,040,450
---------------------------------------------------------------------------------------
 RETAIL--SPECIALTY APPAREL STORES--1.8%
 259,700           TJX Companies, Inc.                                        3,473,487
---------------------------------------------------------------------------------------
 SAVINGS AND LOANS--2.3%
 207,200           GP Financial Corp.                                         4,467,750
---------------------------------------------------------------------------------------

Shares             Description                                                    Value
---------------------------------------------------------------------------------------
SECURITY AND COMMODITY BROKERS,
 DEALERS AND SERVICES--1.2%
135,600            Lehman Brothers Holdings, Inc.                          $  2,305,200
---------------------------------------------------------------------------------------
TEXTILE--APPAREL MANUFACTURERS--1.2%
212,700            Chic by HIS, Inc. *                                        2,286,525
---------------------------------------------------------------------------------------
TOBACCO--4.0%
64,200             Philip Morris Companies, Inc.                              3,827,925
54,300             RJR Nabisco Holdings Corp.                                   319,012
122,100            UST, Inc.                                                  3,601,950
---------------------------------------------------------------------------------------
                                                                              7,748,887
---------------------------------------------------------------------------------------
TRUCKERS--3.7%
339,600            Consolidated Freightways, Inc.                             7,089,150
---------------------------------------------------------------------------------------
UTILITIES--2.6%
27,800             CMS Energy Corp.                                             657,359
106,800            DQE, Inc.                                                  3,390,900
25,400             Dominion Reserves, Inc.                                      968,375
---------------------------------------------------------------------------------------
                                                                              5,016,634
---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $180,357,741)                                                       $180,219,636
---------------------------------------------------------------------------------------
PREFERRED STOCK--1.9%
44,600             Chiquita Brands International, Inc.
                   Convertible Preferred, 2.875%                           $  1,795,150
287,100            RJR Nabisco Holdings,
                   Convertible Preferred, 6.500%                              1,794,375
---------------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
 (Cost $3,843,416 )                                                        $  3,589,525

--------------------------------------------------------------------------------

Principal
Amount              Description                                                 Value
-------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS--9.0%
-------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--1.0%
$1,900,000          Federal National Mortgage Association
                    5.570%, 02/12/95                                      $ 1,896,472
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS GROWTH AND INCOME FUND (continued)
January 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Principal
 Amount       Description                                                Value
-------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS (CONTINUED)
-------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS--8.0%
 $15,588,000  SBC Securities, Inc., dated 01/31/95, 5.800%, due
              02/01/95,
              repurchase price $15,590,511 (U.S. Treasury
              Notes: $16,135,000, 6.125%, 07/31/96)               $ 15,588,000
-------------------------------------------------------------------------------
 TOTAL SHORT TERM OBLIGATIONS
  (Cost $17,484,472)                                              $ 17,484,472
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS
  (Cost $201,685,629)***                                          $201,293,633
-------------------------------------------------------------------------------

 Contracts #  Description                                                Value
-------------------------------------------------------------------------------
 OPTIONS WRITTEN--(0.0)%
-------------------------------------------------------------------------------
 CALL OPTIONS WRITTEN (Premiums received $76,997)
        (200) North American Mortgage Co.
              expiring March 1995 @ $30.00                                 --
-------------------------------------------------------------------------------
 FEDERAL INCOME TAX INFORMATION:
  Gross unrealized gain for investments in which value exceeds
   cost                                                           $  6,635,471
  Gross unrealized loss for investments in which cost exceeds
   value                                                            (7,207,240)
-------------------------------------------------------------------------------
  Net unrealized loss                                             $   (571,769)
-------------------------------------------------------------------------------

* Non-income producing security.
** A portion of this security is being segregated as collateral on option contracts.
*** The aggregate cost for federal income tax purposes is $201,865,402.
#  One contract relates to 100 shares.

The percentage shown for each investment category reflects the value of invest-ments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS SELECT EQUITY FUND

----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
OBJECTIVE AND INVESTMENT APPROACH

 The Goldman Sachs Select Equity Fund seeks to provide investors with a total return (consisting of capital appreciation and dividend income net of expenses) that exceeds the total return of the S&P 500 stock index. The fund's mandate is to remain fully invested with industry diversification closely in line with the S&P 500. Therefore, the fund's relative performance compared with the index comes almost exclusively from stock selection within sectors.
 Our investment process starts with stocks that the Goldman Sachs Investment Research Department, one of Wall Street's leading research teams, believes will outperform the broader market. We then use GSAM's proprietary, multifactor model to estimate individual stock returns in terms of both company-specific characteristics and general economic conditions. These include a wide range of quantitative factors, such as a stock's price valuations, yield, profitability, growth potential, price momentum, risk and liquidity. The relative weight assigned to each factor depends on general economic conditions. The highest rated stocks in each industry sector are included in the fund's portfolio. We believe that combining the fundamental research of Goldman Sachs analysts with our disciplined, quantitative approach increases the fund's potential to deliver superior performance.

PERFORMANCE

 For the 12 months ended January 31, 1995, the fund had a total return of - 1.10% based on net asset value compared with a return of 0.53% for the S&P 500 stock index, its benchmark. During the same period, the average growth fund, as tracked by Lipper Analytical Services, Inc., returned -4.26%, placing the fund well ahead of its peers.
 The fund's underperformance relative to the S&P 500 occurred during the second half of the year, primarily during the fourth quarter of 1994, amid investor concern that rapidly increasing short-term interest-rates would lead to slower economic growth. In general, the market shunned cyclical and interest rate-sensitive stocks and the fund was modestly overweighted in both automotive and utility stocks compared with the index. Consequently, the list of stocks that did well shifted as the market rotated to favor different sectors and styles. For example, stocks with strong value or momentum characteristics such as General Motors, Chrysler and the Federal National Mortgage Association were quite promising during the first half of the year, but faltered during the fourth quarter along with cyclical stocks in general. Typically, stocks of companies with increased earnings estimates do well, but this year they did not as investors discounted the news in anticipation of a possible economic downturn.
 In addition, the fund held a substantial position in Telefonos de Mexico stock, which suffered a price decline of 22% in December as a consequence of the devaluation of the peso and the ensuing sharp downturn in the Mexican stock market. However, in our opinion, the fundamentals of the company remain attractive. A number of retail stocks, including J.C. Penney, felt the impact of declining prices in that sector.

PORTFOLIO REVIEW

 The fund was invested in a broadly diversified list of securities, with sector allocations generally within two percentage points of the S&P 500. As of January 31, the portfolio was slightly overweighted in financial stocks (14.6% versus 13.3% for the

--------------------------------------------------------------------------------
GOLDMAN SACHS SELECT EQUITY FUND (continued)

----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
index) and slightly underweighted in consumer services (12.0% versus 14.6% for the index).
 As in the past, the fund's quantitative characteristics remain superior to the S&P 500 stock index. As of January 31, the fund had a lower average price/earnings (P/E) ratio than the market based on reported earnings for 1994 (14.0x versus 16.1x) and estimated earnings for 1995 (11.4x versus 13.0x), and also had a lower price to book (P/B) ratio than the broader market (2.3x versus 2.5x). Finally, the fund's long-term expected growth rate is also slightly ahead of the S&P 500 (12.4% versus 11.9%). Typically, the fund will seek to maintain equal or slightly lower risk than the S&P 500. All told, we believe the fund offers investors an attractive combination of value and growth, without assuming more risk than the broad market as represented by the S&P 500.

TOP 10 PORTFOLIO HOLDINGS AS OF JANUARY 31, 1995

COMPANY                               LINE OF BUSINESS                      PERCENTAGE
Philip Morris Cos. Inc.               Tobacco                                  3.6%
Schering Plough Corp.                 Pharmaceuticals                          3.3%
General Electric Co.                  Electrical Equipment                     3.2%
AT&T Corp.                            Telephone                                2.7%
American International                Multi-line Insurance                     2.6%
 Group, Inc.
British Petroleum P.L.C.              International Oil                        2.3%
Rockwell International Corp.          Aerospace/Defense                        2.3%
PepsiCo Inc.                          Beverages/Soft Drinks                    2.2%
DuPont E.I. DeNemours                 Diversified Chemicals                    2.1%
Dow Chemical Co.                      Diversified Chemicals                    2.1%

OUTLOOK

 During the course of the year, we have continued to research ways to improve our quantitative model in order to more accurately predict the relative impact of different economic factors on a stock's performance. Our research shows that different market and economic conditions favor stocks with different characteristics. Our model's enhancements, which will go into effect during the next few months, are intended to help us predict which characteristics the market is likely to reward in the near future. Currently, we expect stocks with low P/E multiples, rising earnings estimates and solid growth potential to outperform the market. Conversely, we expect stocks with strong prior price momentum to do less well than normal in the near term.

/s/ Robert C. Jones

Robert C. Jones, CFA
Portfolio Manager

--------------------------------------------------------------------------------
GOLDMAN SACHS SELECT EQUITY FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended January 31, 1995. The Goldman Sachs Select Equity Fund's ("GS Select Equity") performance (assuming both the maximum sales charge of 5.50% and no sales charge) is compared with its benchmark--the Standard & Poor's 500 Index ("S&P 500"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The in-vestment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        HYPOTHETICAL $10,000 INVESTMENT
                                  (UNAUDITED)



                         [GRAPH APPEARS HERE]


          GS Select Equity   GS Select Equity   S&P 500
          (w/sales charge)   (no sales charge)
          ----------------   -----------------  -------
 5/24/91  $ 9,450            $10,000            $10,000

 1/31/92  $10,112            $10,701            $11,092

 1/31/93  $10,548            $11,162            $12,266

 1/31/94  $12,144            $12,851            $13,846

 1/31/95  $12,009            $12,708            $13,919

                           Average Annual Total Return
                         --------------------------------
                         One Year    Since Inception/(a)/
                         --------    --------------------
GS Select Equity
 excluding sales charge  (1.10%)           6.70%

GS Select Equity         (6.54%)           5.08%
 including sales charge

(a) Commenced operations May 24, 1991.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS SELECT EQUITY FUND
January 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Shares             Description                                                      Value
------------------------------------------------------------------------------------------
 COMMON STOCKS--97.4%
 AEROSPACE/DEFENSE--2.2%
 55,500             Rockwell International Corp.                               $ 2,088,187
------------------------------------------------------------------------------------------
 AUTOMOBILE--2.9%
 23,300             Chrysler Corp.                                               1,048,500
 41,300             Ford Motor Co.                                               1,042,825
 17,200             General Motors Corp.                                           666,500
------------------------------------------------------------------------------------------
                                                                                 2,757,825
------------------------------------------------------------------------------------------
 BEVERAGES--ALCOHOLIC--1.2%
 21,100             Anheuser Busch Companies, Inc.                               1,155,225
------------------------------------------------------------------------------------------
 BEVERAGES--SOFT DRINKS--2.2%
 55,900             PepsiCo, Inc.                                                2,061,312
------------------------------------------------------------------------------------------
 BROADCAST MEDIA--1.5%
 17,000             Capital Cities ABC, Inc.                                     1,411,000
------------------------------------------------------------------------------------------
 BUILDING MATERIALS--0.7%
 14,200             Armstrong World Industries, Inc.                               628,350
------------------------------------------------------------------------------------------
 CHEMICALS--5.2%
 16,200             Cytec Industries Inc. *                                        615,600
 30,400             Dow Chemical Co.                                             1,896,200
 22,000             Monsanto Co.                                                 1,617,000
 19,700             Norsk Hydro ADR                                                778,150
------------------------------------------------------------------------------------------
                                                                                 4,906,950
------------------------------------------------------------------------------------------
 CHEMICALS--DIVERSIFIED--2.1%
 37,300             Du Pont E.I. De Nemours                                      1,986,225
------------------------------------------------------------------------------------------
 COMMERCIAL SERVICES--1.7%
 32,800             Omnicom Group, Inc.                                          1,648,200
------------------------------------------------------------------------------------------
 COMPUTER SOFTWARE AND SERVICES--0.9%
 13,800             Microsoft Corp. *                                              819,375
------------------------------------------------------------------------------------------
 COMPUTER SYSTEMS--2.3%
 23,100             Gateway 2000 Inc. *                                            482,213
 24,100             International Business Machines                              1,738,213
------------------------------------------------------------------------------------------
                                                                                 2,220,426
------------------------------------------------------------------------------------------
 CONTAINERS--METAL & GLASS--0.9%
 78,000             Owens-Illinois, Inc. *                                         809,250
------------------------------------------------------------------------------------------
 ELECTRIC COMPANIES--2.8%
 29,300             Empresa Nacional De Electric ADR                             1,193,975
 28,500             General Public Utilities Corp.                                 805,125
 25,700             Peco Energy Co.                                                687,475
------------------------------------------------------------------------------------------
                                                                                 2,686,575
------------------------------------------------------------------------------------------

 Shares          Description                                                     Value
--------------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--3.2%
 58,100          General Electric Co.                                      $ 2,992,150
--------------------------------------------------------------------------------------
 ELECTRONICS--INSTRUMENTATION--0.7%
 6,800           Hewlett Packard Co.                                           683,400
--------------------------------------------------------------------------------------
 ELECTRONICS--SEMICONDUCTORS--3.7%
 18,800          Intel Corp.                                                 1,304,250
 18,200          Motorola Inc.                                               1,076,075
 15,800          Texas Instruments Inc.                                      1,090,200
--------------------------------------------------------------------------------------
                                                                             3,470,525
--------------------------------------------------------------------------------------
 ENTERTAINMENT--1.6%
 30,400          Walt Disney Co.                                             1,546,600
--------------------------------------------------------------------------------------
 FINANCIAL--3.8%
 16,700          BankAmerica Corp.                                             720,188
 17,300          Chase Manhattan Corp.                                         573,063
 18,900          Federal National Mortgage Association                       1,351,350
 27,700          MGIC Investment Corp.                                       1,004,125
--------------------------------------------------------------------------------------
                                                                             3,648,726
--------------------------------------------------------------------------------------
 GROCERY PRODUCTS--1.3%
 41,500          IBP, Inc.                                                   1,239,813
--------------------------------------------------------------------------------------
 HOUSEHOLD PRODUCTS--2.6%
 32,000          Philips NV                                                  1,008,000
 9,600           Procter & Gamble Co.                                          626,400
 7,400           Unilever NV                                                   873,200
--------------------------------------------------------------------------------------
                                                                             2,507,600
--------------------------------------------------------------------------------------
 INSURANCE-PROPERTY AND CASUALTY--1.7%
 18,100          CMAC Investment Corp.                                         572,413
 26,400          Exel Insurance Ltd.                                         1,036,200
--------------------------------------------------------------------------------------
                                                                             1,608,613
--------------------------------------------------------------------------------------
 IRON/STEEL--0.5%
 9,300           Nucor Corp.                                                   474,300
--------------------------------------------------------------------------------------
 MACHINERY AND EQUIPMENT--1.0%
 18,600          Caterpillar, Inc.                                             957,900
--------------------------------------------------------------------------------------
 MAJOR REGIONAL BANKS--3.3%
 27,000          Banc One Corp.                                                796,500
 21,200          First Fidelity Bancorp                                      1,001,700
 28,400          NationsBank Corp.                                           1,320,600
--------------------------------------------------------------------------------------
                                                                             3,118,800
--------------------------------------------------------------------------------------
 MEDICAL PRODUCTS AND SUPPLIES--1.1%
 25,100          Columbia/HCA Healthcare                                     1,007,138
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
GOLDMAN SACHS SELECT EQUITY FUND (continued)
January 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Shares            Description                                                      Value
-----------------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 MISCELLANEOUS--1.9%
 51,800            Allied Signal, Inc.                                        $ 1,851,850
-----------------------------------------------------------------------------------------
 MONEY CENTER BANKS--0.8%
 19,500            Citicorp                                                       792,188
-----------------------------------------------------------------------------------------
 MULTI-LINE INSURANCE--2.5%
 23,000            American International Group, Inc.                           2,394,875
-----------------------------------------------------------------------------------------
 OIL--DOMESTIC INTEGRATED--3.3%
 25,300            Amoco Corp.                                                  1,467,400
 27,400            Tenneco Inc.                                                 1,205,600
 16,700            Teppco Partners L.P.                                           465,513
-----------------------------------------------------------------------------------------
                                                                                3,138,513
-----------------------------------------------------------------------------------------
 OIL--INTERNATIONAL INTEGRATED--5.0%
 28,000            British Petroleum PLC ADR                                    2,173,500
 12,900            Mobil Corp.                                                  1,114,237
 12,700            Royal Dutch Petroleum Co.                                    1,420,812
-----------------------------------------------------------------------------------------
                                                                                4,708,549
-----------------------------------------------------------------------------------------
 OIL AND GAS--3.1%
 27,200            Exxon Corp.                                                  1,700,000
 33,300            Panhandle Eastern Corp.                                        699,300
 18,600            Repsol S.A. ADR                                                520,800
-----------------------------------------------------------------------------------------
                                                                                2,920,100
-----------------------------------------------------------------------------------------
 PAPER & FOREST PRODUCTS--1.5%
 36,900            Caraustar Industries, Inc.                                     779,512
 9,600             International Paper Co.                                        682,800
-----------------------------------------------------------------------------------------
                                                                                1,462,312
-----------------------------------------------------------------------------------------
 PERSONAL LOANS--1.2%
 28,700            Beneficial Corp.                                             1,151,588
-----------------------------------------------------------------------------------------
 PHARMACEUTICALS--4.8%
 17,700            Abbott Labs                                                    626,137
 13,400            Amgen, Inc. *                                                  852,575
 39,300            Schering Plough Corp.                                        3,085,050
-----------------------------------------------------------------------------------------
                                                                                4,563,762
-----------------------------------------------------------------------------------------
 RADIO & TELEVISION BROADCASTING--0.4%
 15,900            Heritage Media Corp. *                                         409,425
-----------------------------------------------------------------------------------------
 RETAIL--DEPARTMENT STORES--1.9%
 15,000            May Dept. Stores Co.                                           526,875
 28,000            Sears Roebuck & Co.                                          1,235,500
-----------------------------------------------------------------------------------------
                                                                                1,762,375
-----------------------------------------------------------------------------------------

 Shares            Description                                                    Value
---------------------------------------------------------------------------------------
 RETAIL--FOOD CHAINS--1.4%
 40,400            Safeway Inc. *                                           $ 1,297,850
---------------------------------------------------------------------------------------
 RETAIL--GENERAL MERCHANDISE--1.8%
 14,500            J.C. Penney, Inc.                                            601,750
 48,700            Wal Mart Stores, Inc.                                      1,120,100
---------------------------------------------------------------------------------------
                                                                              1,721,850
---------------------------------------------------------------------------------------
 RETAIL--SPECIALTY APPAREL STORES--1.0%
 54,000            The Limited, Inc.                                            911,250
---------------------------------------------------------------------------------------
 TELECOMMUNICATIONS-- LONG DISTANCE--2.6%
 27,600            Ameritech Corp.                                            1,210,950
 44,500            Sprint Corp.                                               1,268,250
---------------------------------------------------------------------------------------
                                                                              2,479,200
---------------------------------------------------------------------------------------
 TELEPHONE--5.2%
 50,500            AT&T Corp.                                                 2,518,687
 26,400            British Telecommunications PLC ADR                         1,659,900
 20,900            Telefonos de Mexico S.A. ADR                                 739,337
---------------------------------------------------------------------------------------
                                                                              4,917,924
---------------------------------------------------------------------------------------
 TEXTILE--APPAREL MANUFACTURERS--1.3%
 26,500            V.F. Corp.                                                 1,275,312
---------------------------------------------------------------------------------------
 TOBACCO--4.2%
 55,300            Philip Morris Companies, Inc.                              3,297,262
 110,600           RJR Nabisco Holdings Corp.                                   649,775
---------------------------------------------------------------------------------------
                                                                              3,947,037
---------------------------------------------------------------------------------------
 TOYS--0.7%
 33,406            Mattel, Inc.                                                 689,004
---------------------------------------------------------------------------------------
 TRANSPORTATION--MISCELLANEOUS--0.7%
 11,700            Federal Express Corp. *                                      710,775
---------------------------------------------------------------------------------------
 UTILITIES--1.0%
 36,800            Unicom Corp.                                                 956,800
---------------------------------------------------------------------------------------
 TOTAL COMMON STOCKS
  (Cost $87,841,086)                                                        $92,497,004
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS SELECT EQUITY FUND (continued)
January 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Principal
 Amount     Description                                                  Value
-------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS--2.3%
-------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS--2.3%
 $2,144,000 SBC Securities, Inc., dated 01/31/95, 5.800%, due
            02/01/95, repurchase price $2,144,345 (U.S. Treasury
            Notes: $2,170,000, 7.50%, 11/15/01)                    $ 2,144,000
-------------------------------------------------------------------------------
 TOTAL SHORT TERM OBLIGATIONS
  (Cost $2,144,000)                                                $ 2,144,000
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS (Cost $89,985,086)**                            $94,641,004
-------------------------------------------------------------------------------
 FEDERAL INCOME TAX INFORMATION:
  Gross unrealized gain for investments in which value exceeds
   cost                                                            $ 8,293,943
  Gross unrealized loss for investments in which cost exceeds
   value                                                            (3,638,025)
-------------------------------------------------------------------------------
  Net unrealized gain                                              $ 4,655,918
-------------------------------------------------------------------------------

 * Non-income producing security.
** The amount stated also represents aggregate cost for federal income tax purposes.
The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS CAPITAL GROWTH FUND

----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------

OBJECTIVE AND INVESTMENT APPROACH

 The Goldman Sachs Capital Growth Fund seeks long-term growth of capital through investments in a portfolio of medium- and large-capitalization stocks. The portfolio managers use fundamental research to identify companies whose business value is, in their opinion, unrecognized or significantly undervalued in the marketplace, either because the company's business is not well understood or because it is experiencing what are judged to be temporary difficulties. Their analysis focuses on such factors as a company's long-term growth potential, the amount of excess or free cash flow it can be expected to generate after providing for future growth, its competitive position in its industry, how the general economic environment might affect its business, and how committed its management is to producing value for shareholders. Because this investment approach requires the patience to hold a stock until the market recognizes its true value, the fund is expected to have a fairly low turnover.

PERFORMANCE

 During the period under review, the fund's total return was -4.38% based on net asset value compared with a total return of 0.53% for the S&P 500 stock index, an unmanaged index that reflects the performance of 500 large-company stocks. The fund's results were very close to the Lipper growth fund category average return of -4.26% for the 12 months ended January 31. In part, the fund fared less well than the S&P 500 due to our focus on less well-known companies with medium capitalizations to which the market was particularly unkind during this period. As is often the case during periods when interest rates rise sharply and quickly, the market looked for relative stability among larger, established companies in lieu of smaller companies with greater growth potential. While we are never happy to report average returns, we will continue to focus on companies that are temporarily out of favor but, in our opinion, offer the potential for superior results over the long term.
 As mentioned in the introduction to this letter, the Goldman Sachs Capital Growth Fund will reach a milestone shortly. We are pleased to note that the fund will celebrate its fifth anniversary on April 20, 1995.

PORTFOLIO REVIEW

 In the difficult market environment, retail stocks suffered disproportionately. The fund's holdings in Musicland Stores (specialty retailing), Charming Shoppes (a retailer of moderately priced women's apparel) and Service Merchandise (the nation's largest catalog retailer) felt the impact of earnings shortfalls resulting in what we believe are exaggerated declines in share prices. In some cases, we have taken advantage of these lower prices and purchased additional shares.
 Among the stocks in the portfolio that performed particularly well during the period was one of our largest holdings, McDonnell Douglas. During the period, higher earnings and cash flow enabled this leading aerospace/defense company to raise dividends significantly, announce a stock split and institute an aggressive stock repurchase program. Other strong performers included two technology companies, Analog Devices Inc., a semiconductor manufacturer, and AMP Inc., the largest company in the worldwide electronic connector business. Both benefited from the continuing acceleration of demand that should result in an extended period of growth and continued price appreciation.

--------------------------------------------------------------------------------
GOLDMAN SACHS CAPITAL GROWTH FUND (continued)

----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------

NEW POSITIONS IN THE PORTFOLIO

 During the past 12 months, we established new positions in a number of companies including Amgen, Consolidated Freightways and Lear Seating. The selection of Amgen, one of the world's largest biotechnology companies, is a particularly good example of our investment process working successfully. We purchased the stock earlier in the period under review when it sold in the low 40s, based on our belief that the company and its key products (Neupogen and Epogen) had the potential to produce a high level of earnings and cash flow, despite stagnant earnings estimates at the time. Our analysis proved correct, causing the market and potential acquirers to take note as the stock rose significantly during the year.

TOP 10 PORTFOLIO HOLDINGS AS OF JANUARY 31, 1995

COMPANY                         LINE OF BUSINESS                          PERCENTAGE
National Medical                Hospital Management                          5.0%
 Enterprises, Inc.
McDonnell Douglas Corp.         Aerospace/Defense                            4.6%
Georgia-Pacific Corp.           Paper and Forest Products                    4.4%
Snap-On Inc.                    Machine Tools                                3.9%
Valassis Communications,        Publishing                                   3.8%
 Inc.
Millipore Corp.                 Manufacturing-Diversified                    3.8%
                                 Industrial
Amgen Inc.                      Pharmaceuticals/Biotechnology                3.4%
Stone Container Corp.           Containers--Paper Products                   3.3%
Lear Seating Corp.              Autoparts/Original                           3.3%
                                 Equipment
Varian Associates, Inc.         Electron Technology                          3.3%

OUTLOOK

 We believe that as the pace of interest rate increases slows during 1995, the market will resume its upward movement signaling the next phase of the bull market. In addition, our analysis indicates that many medium- and smaller cap stocks are still inexpensive by historical standards. We will therefore use this period as an opportunity to buy the stocks of well-managed companies at distressed prices. This strategy calls for extensive research, very careful stock selection and a commitment to a long-term time horizon -- all hallmarks of the fund's investment approach.

/s/ James S. McClure

James S. McClure
Portfolio Manager

--------------------------------------------------------------------------------
GOLDMAN SACHS CAPITAL GROWTH FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended January 31, 1995. The Goldman Sachs Capital Growth Fund's ("GS Cap Growth") performance (assuming both the maximum sales charge of 5.50% and no sales charge) is compared with its benchmark--the Standard & Poor's 500 Index ("S&P 500"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The in-vestment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        HYPOTHETICAL $10,000 INVESTMENT
                                  (UNAUDITED)


                         [GRAPH APPEARS HERE]


                   GS Cap Growth      GS Cap Growth
                  (w/sales charge)  (no sales charge)  S&P 500
                  ----------------  -----------------  --------
April 20, 1990         $ 9,450           $10,000       $10,000

January 31, 1991       $ 9,529           $10,084       $10,552

January 31, 1992       $12,322           $13,040       $12,946

January 31, 1993       $14,542           $15,388       $14,316

January 31, 1994       $16,998           $17,987       $16,160

January 31, 1995       $16,254           $17,200       $16,246

                             Average Annual Total Return
                         -----------------------------------
                            One Year    Since Inception/(a)/
                         -----------    --------------------
GS Cap Growth
 excluding sales charge     (4.38%)         11.99%

GS Cap Growth
 including sales charge     (9.64%)         10.67%

(a) Commenced operations April 20, 1990.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS CAPITAL GROWTH FUND
January 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Shares            Description                                                  Value
-------------------------------------------------------------------------------------
 COMMON STOCKS--93.4%
 AEROSPACE/DEFENSE--6.4%
 744,000           McDonnell Douglas Corp.                               $ 37,200,000
 448,700           Northrop Grumman Corp.                                  18,116,262
-------------------------------------------------------------------------------------
                                                                           55,316,262
-------------------------------------------------------------------------------------
 AUTOMOBILE--2.9%
 644,400           General Motors Corp.                                    24,970,500
-------------------------------------------------------------------------------------
 AUTOPARTS--ORIGINAL EQUIPMENT--3.1%
 1,445,200         Lear Seating Corp. *                                    26,555,550
-------------------------------------------------------------------------------------
 CHEMICALS, PLASTICS--2.4%
 795,900           Geon Co.                                                21,091,350
-------------------------------------------------------------------------------------
 CONGLOMERATES--2.0%
 385,500           Tenneco Inc.                                            16,962,000
-------------------------------------------------------------------------------------
 CONTAINERS--PAPER--3.1%
 1,568,900         Stone Container Corp. *                                 26,671,300
-------------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--2.7%
 326,700           AMP, Inc.                                               23,195,700
-------------------------------------------------------------------------------------
 ELECTRON TECHNOLOGY--3.0%
 718,900           Varian Associates, Inc.                                 26,509,438
-------------------------------------------------------------------------------------
 ELECTRONICS--SEMICONDUCTORS--4.4%
 919,625           Analog Devices, Inc. *                                  19,771,938
 985,200           National Semiconductor Corp. *                          17,979,900
-------------------------------------------------------------------------------------
                                                                           37,751,838
-------------------------------------------------------------------------------------
 HOSPITAL MANAGEMENT--6.5%
 1,316,200         Community Psychiatric Centers                           16,123,450
 2,739,300         National Medical Enterprises, Inc.*                     40,062,263
-------------------------------------------------------------------------------------
                                                                           56,185,713
-------------------------------------------------------------------------------------
 HOUSEHOLD PRODUCTS--2.4%
 607,200           First Brands Corp.                                      20,417,100
-------------------------------------------------------------------------------------
 INSURANCE--PROPERTY AND CASUALTY--4.2%
 1,170,200         Home Holdings, Inc. *                                    9,800,425
 670,150           Integon Corp.                                            9,717,175
 799,800           PartnerRe Holdings, Ltd.                                16,295,925
-------------------------------------------------------------------------------------
                                                                           35,813,525
-------------------------------------------------------------------------------------
 LIFE INSURANCE--1.2%
 724,200           Penncorp Financial Group, Inc.                           9,867,225
-------------------------------------------------------------------------------------
 MACHINE TOOLS--3.6%
 992,800           Snap-On, Inc.                                           31,397,300
-------------------------------------------------------------------------------------

 Shares           Description                                                  Value
------------------------------------------------------------------------------------
 MACHINES--DIVERSIFIED--0.4%
 134,800          Harinschfeger Industries, Inc.                        $  3,589,050
------------------------------------------------------------------------------------
 MANUFACTURING--DIVERSIFIED INDUSTRIAL--3.6%
 625,500          Millipore Corp.                                         30,805,875
------------------------------------------------------------------------------------
 METALS--MISCELLANEOUS--1.1%
 421,500          Quanex Corp.                                             9,062,250
------------------------------------------------------------------------------------
 MISCELLANEOUS--2.9%
 638,500          Fisher Scientific International, Inc.                   16,441,375
 482,600          Keystone International, Inc.                             8,204,200
------------------------------------------------------------------------------------
                                                                          24,645,575
------------------------------------------------------------------------------------
 MONEY CENTER BANKS--4.8%
 524,100          BankAmerica Corp.                                       22,601,812
 470,700          Citicorp                                                19,122,187
------------------------------------------------------------------------------------
                                                                          41,723,999
------------------------------------------------------------------------------------
 PAPER & FOREST PRODUCTS--6.2%
 485,800          Champion International Corp.                            18,581,850
 487,600          Georgia-Pacific Corp.                                   35,107,200
------------------------------------------------------------------------------------
                                                                          53,689,050
------------------------------------------------------------------------------------
 PHARMACEUTICALS/BIOTECHNOLOGY--3.2%
 432,100          Amgen, Inc.*                                            27,492,362
------------------------------------------------------------------------------------
 PUBLISHING--3.6%
 2,059,400        Valassis Communications, Inc. *                         30,891,000
------------------------------------------------------------------------------------
 RAILCARS--2.3%
 598,550          Trinity Industries, Inc.                                19,752,150
------------------------------------------------------------------------------------
 RETAIL--DEPARTMENT STORES--4.0%
 946,000          Dillard Department Stores, Inc.                         24,832,500
 2,261,200        Service Merchandise Co. *                                9,892,750
------------------------------------------------------------------------------------
                                                                          34,725,250
------------------------------------------------------------------------------------
 RETAIL--SPECIALTY--1.7%
 1,725,800        Musicland Stores Corp. *                                14,885,025
------------------------------------------------------------------------------------
 RETAIL--SPECIALTY APPAREL STORES--5.1%
 3,268,100        Charming Shoppes, Inc.                                  20,834,138
 1,715,400        TJX Companies,Inc.                                      22,943,475
------------------------------------------------------------------------------------
                                                                          43,777,613
------------------------------------------------------------------------------------
 SAVINGS AND LOANS--0.6%
 412,950          Firstfed Financial Corp. *                               4,852,162
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
GOLDMAN SACHS CAPITAL GROWTH FUND (continued)
January 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Shares      Description                                                Value
-----------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 SHOES--0.6%
 1,143,500   LA Gear, Inc. *                                     $  5,431,625
-----------------------------------------------------------------------------
 TEXTILES--1.0%
 569,200     Warnaco Group, Inc. *                                  8,822,600
-----------------------------------------------------------------------------
 TOBACCO--2.0%
 881,900     Universal Corp.                                       17,417,525
-----------------------------------------------------------------------------
 TRANSPORTATION--MISCELLANEOUS--1.7%
 910,200     Kirby Corp. *                                         14,676,975
-----------------------------------------------------------------------------
 TRUCKERS--0.7%
 300,000     Consolidated Freightways, Inc.                         6,262,501
-----------------------------------------------------------------------------
 TOTAL COMMON STOCKS
  (Cost $750,981,831)                                            $805,207,388
-----------------------------------------------------------------------------
 Principal
 Amount      Description                                                Value
-----------------------------------------------------------------------------
 CORPORATE BONDS--0.9%
 CONTAINERS--PAPER--0.9%
 $8,000,000  Stone Container Corp.
             9.875%, 02/01/01                                    $  7,540,000
-----------------------------------------------------------------------------
 TOTAL CORPORATE BONDS
  (Cost $8,000,000 )                                             $  7,540,000
-----------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS--6.0%
-----------------------------------------------------------------------------
 REPURCHASE AGREEMENTS--6.0%
 $51,409,000 SBC Securities, Inc., dated 01/31/95, 5.800%, due
             02/01/95, repurchase price $51,417,283 (U.S.
             Treasury Notes: $54,615,000, 5.875%, 03/31/99)      $ 51,409,000
-----------------------------------------------------------------------------
 TOTAL SHORT TERM OBLIGATIONS
  (Cost $51,409,000)                                             $ 51,409,000
-----------------------------------------------------------------------------
 TOTAL INVESTMENTS (Cost $810,390,831)**                         $864,156,388
-----------------------------------------------------------------------------

----------------------------
FEDERAL INCOME TAX INFORMATION:
 Gross unrealized gain for investments in
  which value exceeds cost                      $123,755,372
 Gross unrealized loss for investments in
  which cost exceeds value                       (71,160,746)
----------------------------
 Net unrealized gain                            $ 52,594,626
----------------------------

 * Non-income producing security.
** The aggregate cost for federal income tax purposes is $811,561,762.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS SMALL CAP EQUITY FUND

----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------

OBJECTIVE AND INVESTMENT APPROACH

 The Goldman Sachs Small Cap Equity Fund seeks long-term capital appreciation, primarily through investments in equity securities of U.S. companies with market capitalizations of $1 billion or less, with an emphasis on those with capitalizations of $500 million or less. The fund is managed using a business value approach to investing, which means we look for attractive companies with high or improving returns on capital that we believe can achieve solid, sustainable growth, as well as generate free cash after investing for future growth. Using our own rigorous fundamental research, meeting with a company's management, and through interviews with its competitors, customers and suppliers, we build the fund's portfolio one stock at a time.

PERFORMANCE

 During the period under review, the stocks of smaller companies had a particularly difficult time. After a disappointing first half of 1994, small stocks enjoyed a brief rally in July and August. Since then, small stocks have declined more sharply than larger stocks. The market has been particularly unforgiving to the stocks of small companies that have reported disappointing earnings, with even modest shortfalls resulting in substantial stock price declines.
 In this environment, the Goldman Sachs Small Cap Equity Fund had a total return of -17.53% based on net asset value compared with a total return of - 6.01% for the Russell 2000, a small stock index and the fund's benchmark.

PORTFOLIO REVIEW

 The fund's underperformance partially reflects its concentration in the retail sector, which was not favored by the market in 1994, particularly during a very disappointing fourth quarter. In addition, the fund was underweighted in the high tech sector, which rallied strongly starting in July.
 However, the fund suffered most from specific setbacks for a number of its holdings that we believe will prove temporary. For example, Musicland Stores' (retail) stock suffered as a result of the company's new aggressive pricing and promotional strategy in its mall stores that hurt current profits but that we believe could pay off in the long term. Other large retail positions, including Brookstone, Charming Shoppes and Service Merchandise suffered price declines after reporting disappointing earnings and poor sales in the fourth quarter. Concerns about near-term profitability hurt the stock prices of Foamex International (foam products) and J. Baker, (shoe and apparel retailer), but we used the declines as an opportunity to add to our positions in those stocks at what we believe were very attractive valuations.
 When a company failed to meet our expectations for earnings or cash flow because of what we viewed as longer term problems, we sold the stock. That was the case for Central Garden and Pet, Miles Homes and Carr Gottstein, a grocery store chain based in Alaska.
 Several of the fund's investments performed quite well during the year. In particular, Black Box, a catalog marketer of data communications and networking products, formerly part of MB Communications, and Plantronics, a producer of lightweight headsets and communications equipment, both reported higher than expected earnings and their stock prices responded accordingly. We sold other holdings that hit or exceeded our target price including APS Holdings, International Imaging, AnnTaylor Stores and Nu-Kote Holding Materials.

--------------------------------------------------------------------------------
GOLDMAN SACHS SMALL CAP EQUITY FUND (continued)

----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
 During the fourth quarter, several new stocks were added to the fund's portfolio including Levitz Furniture, a leading retailer of moderately priced furniture, and TJX Companies, the parent company of T. J. Maxx, a discount retailer.
 Finally, to help manage volatility, going forward we intend to reduce the percentage of a company's outstanding shares we will own. Such limitations will provide us with more flexibility to add to our position in the event of market declines and to provide more liquidity should we decide to sell.

TOP 10 PORTFOLIO HOLDINGS AS OF JANUARY 31, 1995

COMPANY                      LINE OF BUSINESS  PERCENTAGE
North American Watch Corp.   Specialty Retail     4.4%
Black Box Corp.              Commercial           4.2%
                              Services
American Publishing Co.      Print &              4.2%
                              Publishing
American Safety Razor Co.    Household            3.9%
                              Products
ABT Building Products Corp.  Building             3.5%
                              Materials
Sonic Corp.                  Restaurants          3.5%
Foamex International Inc.    Diversified          3.5%
                              Industrial
                              Manufacturing
DIMAC Corp.                  Advertising          3.4%
Morningstar Group, Inc.      Grocery Products     3.2%
J. Baker, Inc.               Specialty Retail     3.0%

OUTLOOK

 With regard to small-cap stocks in particular, we believe the market has been experiencing an intracycle correction that will prove temporary. Historically, small-cap stocks have experienced relatively long, dramatic cycles during which they outperform larger stocks, followed by periods in which they underperform. Typically, these cycles last from seven to 10 years, beginning when small-cap stocks are extremely undervalued and ending when they are extremely overvalued. During these longer cycles, there are generally several periodic pullbacks or corrections of 10% to 15%. In our opinion, the latest positive small-cap cycle, which began in early 1991, still has several years to go.
 Our analysis indicates that many small-cap stocks are still attractively valued relative to larger stocks, as well as to their own earnings and cash flow potential. We remain committed to our disciplined, stock-by-stock approach, which we believe will uncover attractive opportunities for investors over the long term.

/s/ Paul D. Farrell

Paul D. Farrell
Co-Head, U.S. Actively Managed Equity Investments
Portfolio Manager

--------------------------------------------------------------------------------
GOLDMAN SACHS SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended January 31, 1995. The Goldman Sachs Small Cap Equity Fund's ("GS Small Cap") performance (assuming both the maximum sales charge of 5.50% and no sales charge) is compared with its benchmarks--the Standard & Poor's 500 Index ("S&P 500") and the Russell
2000 Index ("Russell 2000"). All performance data shown represents past perfor-mance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their orig-inal cost.

                        HYPOTHETICAL $10,000 INVESTMENT
                                  (UNAUDITED)



                         [GRAPH APPEARS HERE]


            GS Small Cap/(a)/   GS Samll Cap
            (w/sales charge)  (no sales charge)  S&P 500   Russell 2000
            ----------------  -----------------  --------  ------------
10/22/92        $ 9,450            $10,000       $10,000       $10,000

 1/31/93        $11,138            $11,786       $10,655       $11,733

 1/31/94        $14,494            $15,337       $12,027       $13,914

 1/31/95        $11,953            $12,649       $12,091       $13,078

                            Aggregate Annual Total Return
                         -----------------------------------
                            One Year    Since Inception/(a)/
                         -----------    --------------------
GS Small Cap
 excluding sales charge     (17.53%)        10.86%

GS Small Cap
 including sales charge     (22.06%)         8.14%

(a) Commenced operations October 22, 1992.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS SMALL CAP EQUITY FUND
January 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Shares      Description                                                   Value
--------------------------------------------------------------------------------
 COMMON STOCKS--91.5%
 ADVERTISING--3.1%
 806,700     Dimac Corp. *                                          $  9,882,075
--------------------------------------------------------------------------------
 BROADCAST MEDIA--2.3%
 621,800     USA Mobile Communications Holdings *                      7,461,600
--------------------------------------------------------------------------------
 BUILDING MATERIALS--3.2%
 751,500     ABT Building Products Corp. *                            10,333,125
--------------------------------------------------------------------------------
 COMMERCIAL SERVICES--8.3%
 2,819,268   Automated Security Holdings PLC ADR                       6,343,353
 904,202     Black Box Corp. *                                        12,206,727
 986,300     International Post, Ltd. *                                5,424,650
 539,200     Opinion Research Corp. *                                  2,493,800
--------------------------------------------------------------------------------
                                                                      26,468,530
--------------------------------------------------------------------------------
 COMMUNICATION-EQUIPMENT--1.5%
 165,800     Plantronics, Inc. *                                       4,621,675
--------------------------------------------------------------------------------
 COMPUTER SOFTWARE AND SERVICES--0.8%
 339,367     Micom Communications *                                    2,672,515
--------------------------------------------------------------------------------
 COSMETICS--1.3%
 483,500     Playtex Products, Inc. *                                  3,988,875
--------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--2.4%
 432,000     Holophane Corp. *                                         7,560,000
--------------------------------------------------------------------------------
 FINANCIAL SERVICES--0.2%
 208,700     Hamilton Financial Services Corp. *                         730,450
--------------------------------------------------------------------------------
 FOOD PRODUCTS--0.3%
 189,300     Alpine Lace Brands, Inc. *                                  804,525
--------------------------------------------------------------------------------
 GROCERY PRODUCTS--2.9%
 1,579,800   Morningstar Group, Inc. *                                 9,281,325
--------------------------------------------------------------------------------
 HEALTH CARE--MISCELLANEOUS--2.9%
 233,050     American Healthcorp, Inc. *                               1,456,562
 503,000     Grancare, Inc. *                                          7,733,625
--------------------------------------------------------------------------------
                                                                       9,190,187
--------------------------------------------------------------------------------
 HOMEBUILDING AND LAND DEVELOPMENT--0.0%
 57,000      Miles Homes, Inc. (Warrants expiring 04/01/97) *             28,500
--------------------------------------------------------------------------------
 HOUSEHOLD PRODUCTS--3.5%
 921,500     American Safety Razor Co. *                              11,288,375

 Shares            Description                                                  Value
-------------------------------------------------------------------------------------
 LIFE INSURANCE--0.3%
 50,400            The Paul Revere Corp.                                  $   856,800
-------------------------------------------------------------------------------------
 MANUFACTURING--DIVERSIFIED INDUSTRIAL--7.6%
 564,800           DT Industries, Inc.                                      5,648,000
 1,228,500         Figgie International, Inc Class A *                      8,445,937
 9,800             Figgie International, Inc Class B *                         67,375
 1,054,200         Foamex International, Inc. *                            10,146,675
-------------------------------------------------------------------------------------
                                                                           24,307,987
-------------------------------------------------------------------------------------
 MEDICAL--HOSPITAL MANAGEMENT & SERVICES--2.1%
 680,400           Physicians Clinical Laboratory, Inc. *                   6,804,000
-------------------------------------------------------------------------------------
 METALS--MISCELLANEOUS--1.3%
 455,700           Webco Industries, Inc. *                                 4,215,225
-------------------------------------------------------------------------------------
 MISCELLANEOUS--2.8%
 376,100           Childrens' Discovery Centers *                           4,889,300
 91,600            Fisher Scientific International, Inc.                    2,358,700
 248,500           Oroamerica, Inc. *                                       1,739,500
-------------------------------------------------------------------------------------
                                                                            8,987,500
-------------------------------------------------------------------------------------
 MULTI-LINE INSURANCE--0.7%
 172,800           Penncorp Financial Group, Inc.                           2,354,400
-------------------------------------------------------------------------------------
 OIL AND GAS--2.0%
 556,600           Total Petroleum of North America Ltd.                    6,261,750
-------------------------------------------------------------------------------------
 PACKAGING AND CONTAINER--0.6%
 175,500           Concordia Paper Holdings Ltd. ADR *                      2,018,250
-------------------------------------------------------------------------------------
 PRINT & PUBLISHINGS--3.8%
 1,015,900         American Publishing Co.                                 12,190,800
-------------------------------------------------------------------------------------
 RESTAURANTS--3.3%
 17,600            IHOP Corp. *                                               484,000
 463,600           Sonic Corp. *                                           10,199,200
-------------------------------------------------------------------------------------
                                                                           10,683,200
-------------------------------------------------------------------------------------
 RETAIL--FOOD CHAINS--2.5%
    738,100        Quantum Restaurant Group, Inc. *                         8,026,837
-------------------------------------------------------------------------------------
 RETAIL--SPECIALTY--21.9%
 265,800           A Pea in the Pod, Inc. *                                 1,063,200
 1,080,100         Brookstone, Inc. *                                       5,940,550
 375,700           Brothers Gourmet Coffees, Inc. *                         3,757,000
 938,900           Charming Shoppes, Inc.                                   5,985,488
 454,400           Ernst Home Center, Inc. *                                4,089,600

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GOLDMAN SACHS SMALL CAP EQUITY FUND (continued)
January 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Shares        Description                                                 Value
--------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 RETAIL--SPECIALTY--(CONTINUED)
 641,600       J.Baker, Inc.                                        $  8,902,200
 882,100       Levitz Furniture, Inc. *                                5,843,913
 733,440       Musicland Stores Corp. *                                6,325,920
 884,200       North American Watch Corp.                             12,820,900
 677,800       Service Merchandise Co., Inc. *                         2,965,375
 644,400       Supercuts, Inc. *                                       6,766,200
 398,600       TJX Companies, Inc.                                     5,331,275
--------------------------------------------------------------------------------
                                                                      69,791,621
--------------------------------------------------------------------------------
 SHOES--1.0%
 601,700       Shoe Carnival, Inc. *                                   3,083,713
--------------------------------------------------------------------------------
 TELECOM EQUIPMENT--1.3%
 310,800       IPC Information Systems, Inc. *                         4,040,400
--------------------------------------------------------------------------------
 TEXTILE--APPAREL MANUFACTURERS--4.3%
 515,600       Authentic Fitness Corp. *                               6,831,700
 135,000       Horace Small Apparel PLC, ADR                             810,000
 386,000       Norton McNaughton, Inc. *                               6,127,750
--------------------------------------------------------------------------------
                                                                      13,769,450
--------------------------------------------------------------------------------
 TRUCKERS--1.3%
 204,800       Consolidated Freightways, Inc.                          4,275,200
--------------------------------------------------------------------------------
 WHOLESALE--SPECIAL LINE--2.0%
 1,023,000     American Recreation Company Holdings, Inc. *            6,393,750
--------------------------------------------------------------------------------
 TOTAL COMMON STOCKS
  (Cost $338,409,306)                                               $292,372,640
--------------------------------------------------------------------------------
 Principal
 Amount        Description                                                 Value
--------------------------------------------------------------------------------
 CORPORATE BONDS--4.4%
--------------------------------------------------------------------------------
 $3,500,000    Cole National Group Inc. 11.250%, 10/01/01           $  3,298,750
  4,000,000    Figgie International Inc.
               9.875%, 10/01/99                                        3,460,000
    525,000    Integon Corp. 8.000%, 08/15/99                            497,102
  4,750,000    Miles Homes Services, Inc. 12.000%, 04/01/01            2,850,000
  1,000,000    Plantronics, Inc.
               10.000%, 01/15/01                                         990,000

 Principal
 Amount      Description                                                Value
------------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
 $ 3,000,000 Stone Container Corp.
             9.875%, 02/01/01                                    $  2,827,500
------------------------------------------------------------------------------
 TOTAL CORPORATE BONDS
  (Cost $16,788,774)                                             $ 13,923,352
------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS--4.0%
------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS--4.0%
 $12,673,000 SBC Securities, Inc., dated 01/31/95, 5.800%, due
             02/01/95, repurchase price $12,675,041 (U.S.
             Treasury Notes: $13,640,000, 5.375%, 05/31/98)      $ 12,673,000
------------------------------------------------------------------------------
 TOTAL SHORT TERM OBLIGATIONS
  (Cost $12,673,000)                                             $ 12,673,000
------------------------------------------------------------------------------
 TOTAL INVESTMENTS (Cost $367,871,080)**                         $318,968,992
------------------------------------------------------------------------------
 FEDERAL INCOME TAX INFORMATION:
  Gross unrealized gain for investments in which value exceeds
   cost                                                          $ 19,017,366
  Gross unrealized loss for investments in which cost exceeds
   value                                                          (68,037,616)
------------------------------------------------------------------------------
  Net unrealized loss                                            $(49,020,250)
------------------------------------------------------------------------------

 * Non-income producing security.
** The aggregate cost for federal income tax purposes is $367,989,242. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS INTERNATIONAL EQUITY FUND

----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------

OBJECTIVE AND INVESTMENT APPROACH

 The Goldman Sachs International Equity Fund seeks long-term capital appreciation by investing in equity securities of companies organized or traded outside the U.S. that we believe have the potential to achieve superior returns over the long term. The fund uses intensive fundamental analysis to select companies with strong, competitive positions in their respective industries that, for a variety of reasons, are selling at discounts to what we believe to be their true value. One criterion we consider particularly important is a company's ability to generate free cash flow -- excess cash after all working and fixed capital requirements have been satisfied. While our bottom-up approach puts primary emphasis on selecting individual companies, we also closely monitor the fund's regional, country and sector allocations in an effort to manage risk within the context of the country allocations in the fund's benchmark. Foreign exchange risk is managed by a separate currency overlay program.

PERFORMANCE

 For the 12 months ended January 31, 1995, the Goldman Sachs International Equity Fund's total return declined by 16.65% based on net asset value compared with a total return of -10.21% for its benchmark, the Financial Times-Actuaries Europe & Pacific Index ("Europac") combined hedged and unhedged. Europac is a capitalization-weighted composite of approximately 1,500 stocks from 20 companies in Europe and the Asia-Pacific region. Until August 31, 1994, the fund hedged the majority of its assets into U.S. dollars and hence used the hedged Europac as its benchmark. Since then, the fund has used the unhedged index because it more accurately reflects the portfolio managers' efforts to reduce currency hedging costs.
 While many of the fund's holdings in Europe and Asia reported positive sales and earnings results during the period, those results were over shadowed by broader market movements and economic events. The portfolio underperformed the Europac Index primarily as a function of its regional asset allocation rather than because of its stock selection.
 For example, during the first three quarters of 1994, the fund had limited exposure in Japan while that market experienced positive stock market returns. In September, a new Tokyo-based portfolio manager joined our team and the fund's position in Japanese stocks was subsequently increased to approximately 30% by the fourth quarter of 1994, just prior to the downturn in the Japanese market following the Kobe earthquake.
 By contrast, the portfolio's position was over- weighted in Asia compared with the Europac Index (13% versus 5%), based on our positive view for long-term prospects in that region. Although the majority of stocks we owned in Asia substantially outperformed their respective markets, during the period under review Asian markets declined by 24.3% as measured by the FT World Pacific Basin Ex-Japan Index. January was a particularly rough month, as many investors reacted to the devaluation of the Mexican peso by avoiding other emerging markets. Fortunately, Asian currencies have shown strength and resilience during this difficult period.
 Meanwhile, European stocks, reflecting higher interest rates that accompanied economic recovery, declined by just over 11% as measured by the FT Europe Index. While many of the fund's European holdings outperformed the Index, nonetheless they felt the impact of volatile markets.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS INTERNATIONAL EQUITY FUND (continued)

----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
PORTFOLIO REVIEW

 During the period under review, several investments did not meet our expectations. Weru Ag (Germany), a manufacturer of prefabricated polyvinyl chloride (PVC) windows, was hurt by a combination of its own rapid expansion in the face of increased competition and sharply higher prices for PVC and glass. We invested in Huhtamaki I Free (Finland), which manufactures confectionery products, pharmaceuticals and packaging, based on our expectations that management would refocus the company on its core businesses and improve profits. When these efforts fell short of our expectations, we sold our position at a loss.
 However, a number of the companies in the fund's portfolio did well and, in our opinion, have attractive long-term potential. The portfolio's best performers included Fresenius Ag, the German producer of kidney dialysis equipment and disposables; Hoganas Ag, a Swedish manufacturer that dominates the non-U.S. production of iron and steel powdered metals used mainly in automotive components, which enjoys excellent profit margins and has shown extremely high volume growth; and Consolidated Electric Power Asia (CEPA) (Hong
Kong), one of the region's largest independent power producers, which we believe is well positioned to benefit from the increased use of private power operators in Asia. After CEPA's stock rose 35% since we bought it in July, we sold part of the position.
 We believe a number of our new Japanese holdings, carefully selected because they were taking aggressive steps to reduce costs, have the potential to show improvements in earnings in 1995. One such company is Mirai Industry, which produces electric cable conduits, wiring boxes and other electrical accessories for the commercial and residential sectors. The company, which currently holds over 1,000 patents, has gained market share despite the recession in Japan by actively investing in new product development and containing costs. Aiwa, one of our larger positions, has expanded its market share in audio consumer electronics by capitalizing on its innovative products and cost controls, which include shifting about half of its production and research and development facilities to lower cost Asian countries. Another Japanese addition, Hoya Corp., the world's leading manufacturer of optical glass, has successfully applied its technology to the development of various electronic products including photomasks and high-density glass magnetic-memory disks. The company is actively refocusing its business toward higher margin areas, has cut employees and has shifted much of its production to Thailand.

TOP 10 PORTFOLIO HOLDINGS AS OF JANUARY 31, 1995

COMPANY                    COUNTRY     LINE OF BUSINESS           PERCENTAGE
Banco Popular              Spain       Financial                     4.4%
Mitsubishi                 Japan       Aerospace/Defense             4.2%
 Heavy Industry
Mitsubishi Electric CP     Japan       Electrical Equipment          4.0%
Cie Financiere             Switzerland Consumer Goods                3.9%
 Richemont Ag                          Luxury Products
Ranstad Holdings           Netherlands Commercial Services           3.8%
Hoya Corp.                 Japan       Optical Glass Manufacturer    3.7%
Santen Pharmaceutical Co.  Japan       Pharmaceutical                3.7%
Fresenius Ag               Germany     Health Care                   3.6%
Hoganas Ag                 Sweden      Metal Powder                  3.6%
Aiwa                       Japan       Audiovisual                   3.6%
                                        Equipment

OUTLOOK

 We believe that while worldwide markets are likely to continue to experience significant volatility in the short run, during the medium-term our outlook for international stocks is positive in 1995. The broader economic picture in Europe and Japan

--------------------------------------------------------------------------------
GOLDMAN SACHS INTERNATIONAL EQUITY FUND (continued)

----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
appears to be improving, but stocks are still expensive in many cases, particularly in France and Germany. During the past few months, bond yields have stabilized in Europe, which should help stocks. We also expect Asian markets to be more attractive this year. The key will be to identify undervalued companies with the ability to withstand competitive pressures and deliver above-average, long-term potential.


/s/ Jeffrey M. Weingarten
Jeffrey M. Weingarten, Chief Investment Officer
International Equity Funds
London

--------------------------------------------------------------------------------
GOLDMAN SACHS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended January 31, 1995. The Goldman Sachs International Equity Fund's ("GS Int'l Equity") performance (as-suming both the maximum sales charge of 5.50% and no sales charge) is compared with its benchmarks--the Financial Times-Actuaries World Euro-Pacific Index hedged into U.S. dollars ("FT Euro-Pac (US$ hedged)") and the Financial Times-Actuaries World Euro-Pacific Index hedged and unhedged into U.S. dollars ("FT Euro-Pac (Combined)")(b). All performance data shown represents past perfor-mance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their orig-inal cost.

                        HYPOTHETICAL $10,000 INVESTMENT
                                  (UNAUDITED)



                         [GRAPH APPEARS HERE]


            GS Int'l Equity   GS Int'l Equity    FT Euro-Pac     FT Euro-Pac
            (w/sales charge)  (no sales charge)  (US$ hedged)  (combined)/(b)/
            ----------------  -----------------  ------------  ---------------
 12/1/92        $ 9,450            $10,000           $10,000       $10,000

 1/31/93        $ 9,566            $10,123           $10,063       $10,063

 1/31/94        $12,066            $12,768           $13,498       $13,498

 1/31/95        $10,058            $10,643           $11,916       $12,119

                            Aggregate Annual Total Return
                         -----------------------------------
                            One Year    Since Inception/(a)/
                         -----------    --------------------
GS Int'l Equity
 excluding sales charge     (16.65%)         2.91%

GS Int'l Equity
 including sales charge     (21.23%)         0.26%

(a) Commenced operations December 1, 1992.
(b) Beginning on September 1, 1994, the Fund began using the unhedged FT Euro-Pac as its benchmark (prior thereto, the Fund used the hedged FT Euro-Pac). The combined FT Euro-Pac represents the hedged FT Euro-Pac performance up to August 31, 1994 and the unhedged FT Euro-Pac performance from September 1, 1994 through January 31, 1995.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS INTERNATIONAL EQUITY FUND
January 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Shares       Description                                                  Value
--------------------------------------------------------------------------------
 COMMON STOCKS--94.4%
 AUSTRIAN SCHILLINGS--2.8%
 137,400      Oester Elektrizita
              (Electric Utility)                                    $  7,725,717
--------------------------------------------------------------------------------
 BELGIAN FRANCS--3.2%
 39,327       Colruyt SA (Food-Retailer)                               8,674,935
--------------------------------------------------------------------------------
 BRITISH POUND STERLING--7.5%
 437,411      Boots Co.
              (Health Care--Diversified)                               3,216,766
 1,171,639    British Airport Authority (Transportation--
              Miscellaneous)                                           8,282,819
 2,600,000    Rentokil Group
              (Commercial Services)                                    9,128,578
--------------------------------------------------------------------------------
                                                                      20,628,163
--------------------------------------------------------------------------------
 DANISH KRONER--3.1%
 171,900      TeleDanmark AS (Telecommunications)                      8,542,857
--------------------------------------------------------------------------------
 HONG KONG DOLLAR--8.1%
 3,890,800    Consolidated Electric Power Asia
              (Utility)                                                7,595,485
 395,000      HongKong Electric
              (Utility)                                                1,051,971
 10,722,000   National Mutual Asia Ltd.
              (Life Insurance)                                         6,514,984
 12,959,680   South China Morning Post (Publishing)                    7,246,363
--------------------------------------------------------------------------------
                                                                      22,408,803
--------------------------------------------------------------------------------
 INDONESIAN RUPIAH--3.3%
 125,000      Indosat (Telecommunications)                               397,497
 2,605,000    Astra International
              (Auto Distribution & Assembly)                           4,112,539
 144,400      PT Indonesia Satellite ADR (Telecommunications)          4,530,550
--------------------------------------------------------------------------------
                                                                       9,040,586
--------------------------------------------------------------------------------
 JAPANESE YEN--30.9%
 438,000      Aiwa Co.
              (Audio-Visual Equipment
              Manufacturer)                                            9,779,342
 439,000      Hoya Corp.
              (Optical Glass Manufacturer)                            10,199,035
 159,000      Inaba Denkisangyo (Retail)                               4,317,610
 388,000      Max Co.
              (Office Equipment Manufacturer)                          8,584,934
 55,000       Ministop Co. (Retail)                                    1,493,514

 Shares      Description                                                  Value
-------------------------------------------------------------------------------
 JAPANESE YEN (continued)
 200,000     Mirai Industry Co. (Miscellaneous Manufacturers)       $ 4,706,829
 1,799,000   Mitsubishi Electric CP
             (Electrical Equipment)                                  11,054,903
 1,700,000   Mitsubishi Heavy Industry (Aerospace/Defense)           11,489,490
 374,000     Santen Pharmaceutical Co. (Pharmaceutical)              10,118,274
 315,000     Shimachu Co. (Furniture Retail)                          8,959,910
 184,000     Taikisha Ltd.
             (Engineering & Construction)                             3,423,514
 35,200      Trusco Nakayama (Trading)                                  817,781
-------------------------------------------------------------------------------
                                                                     84,945,136
-------------------------------------------------------------------------------
 MALAYSIAN RINGGIT--1.8%
 881,000     Kim Hin Industry (Building Materials)                    3,718,898
 452,000     Tanjong (Leisure)                                        1,165,996
-------------------------------------------------------------------------------
                                                                      4,884,894
-------------------------------------------------------------------------------
 NETHERLANDS GUILDERS--6.7%
 197,815     Ranstad Holdings
             (Commercial Services)                                   10,499,046
 107,583     Wolters Kluwer (Publishing)                              7,944,862
-------------------------------------------------------------------------------
                                                                     18,443,908
-------------------------------------------------------------------------------
 NORWEGIAN KRONE--3.9%
 469,580     Helikopter Services (Transportation)                     4,499,644
 412,890     Unitor A/S
             (Ship Maintenance Services)                              6,089,185
-------------------------------------------------------------------------------
                                                                     10,588,829
-------------------------------------------------------------------------------
 SPANISH PESETAS--6.1%
 101,099     Banco Popular (Financial)                               12,231,533
 48,063      Zardoya Otis (Electrical Equipment)                      4,443,728
-------------------------------------------------------------------------------
                                                                     16,675,261
-------------------------------------------------------------------------------
 SWEDISH KRONA--13.1%
 202,107     Arjo (Health Care--Miscellaneous)                        3,558,554
 178,380     Gentinge
             (Health Care--Miscellaneous)                             4,627,901
 610,250     Hoganas Ag
             (Metal Powder Manufacturer)                              9,808,738

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS INTERNATIONAL EQUITY FUND (continued)
January 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Shares               Description                                         Value
-------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 SWEDISH KRONA (continued)
 365,790              Securitas AB-B-Free (Commercial Services)    $  9,758,434
 452,000              Volvo AB
                      (Car and Truck Manufacturer)                    8,410,676
-------------------------------------------------------------------------------
                                                                     36,164,303
-------------------------------------------------------------------------------
 SWISS FRANC--3.9%
 12,251               Cie Financiere Richemont Ag (Consumer
                      Goods--Luxury Products)                        10,821,764
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS
  (Cost $264,192,085)                                              $259,545,156
-------------------------------------------------------------------------------
 PREFERRED STOCK--3.6%
 DEUTSCHEMARKS--3.6%
 20,631               Fresenius Ag
                      (Health Care--Diversified)                   $  9,963,528
-------------------------------------------------------------------------------
 TOTAL PREFERRED STOCK
  (Cost $6,455,014)                                                $  9,963,528
-------------------------------------------------------------------------------
 OPTIONS--0.2%
-------------------------------------------------------------------------------
 JPY36,097,529        Nikkei 300 Call @ 328.55 expiring
                      12/22/95                                    $     511,893
 JPY2,380,000,000     Nikkei 300 Call @ 284.70 expiring
                      03/09/95                                          124,422
-------------------------------------------------------------------------------
 OPTIONS (Cost $8,340,192)                                        $     636,315
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS
  (Cost $278,987,291)*                                             $270,144,999
-------------------------------------------------------------------------------
 FEDERAL INCOME TAX INFORMATION:
  Gross unrealized gain for investments in
   which value exceeds cost                                       $  16,862,791
  Gross unrealized loss for investments in
   which cost exceeds value                                        (25,810,034)
-------------------------------------------------------------------------------
  Net unrealized loss                                             $ (8,947,243)
-------------------------------------------------------------------------------


COMMON AND PREFERRED STOCK INDUSTRY CONCEN-
TRATIONS
----------------------------------------------
Commercial Services                  10.7%
Electrical Equipment                  5.6%
Publishing                            5.5%
Telecommunications                    4.8%
Health Care--Diversified              4.8%
Financial                             4.4%
Aerospace/Defense                     4.2%
Consumer Goods--Luxury Products       3.9%
Optical Glass Manufacturer            3.7%
Pharmaceutical                        3.7%
Metal Powder Manufacturer             3.6%
Audio-Visual Equipment Manufacturer   3.6%
Furniture Retail                      3.3%
Utility                               3.2%
Food-Retailer                         3.2%
Office Equipment Manufacturer         3.1%
Car and Truck Manufacturer            3.1%
Transportation--Miscellaneous         3.0%
Health Care--Miscellaneous            3.0%
Electric Utility                      2.8%
Life Insurance                        2.4%
Ship Maintenance Services             2.2%
Retail                                2.1%
Miscellaneous Manufacturers           1.7%
Transportation                        1.6%
Auto Distribution & Assembly          1.5%
Building Materials                    1.4%
Engineering & Construction            1.2%
Leisure                               0.4%
Trading                               0.3%
----------------------------------------------
TOTAL COMMON AND PREFERRED STOCK     98.0%
----------------------------------------------

* The aggregate cost for federal income tax purposes is $279,092,242.
JPY = Japanese Yen
The percentage shown for each investment category reflects the value of invest-ments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS ASIA GROWTH FUND

----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
OBJECTIVE AND INVESTMENT APPROACH

 The fund seeks long-term capital appreciation by investing in a limited number of carefully selected companies located in the 12 Asian markets that make up the fund's investment mandate, to the extent permitted by applicable local laws. Those countries include China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand. In selecting investments for the fund, we use firsthand fundamental research. Our goal is to find well-managed companies whose prices are, in our opinion, undervalued in the marketplace. In addition, ideal candidates for the fund's portfolio share the following characteristics: a strong market position, high or improving returns on invested capital, above-average growth potential, strong free cash flow that is wisely allocated and a skilled management team dedicated to maximizing shareholder returns. Our investment process includes face-to-face meetings with senior management as well as frequent contact with a company's customers, suppliers and competitors.

ASIAN MARKETS REFLECT NEAR-TERM VOLATILITY AND LONG-TERM POTENTIAL

 Since the fund's inception on July 8, 1994 through January 31, 1995, Asian stock markets have been extremely volatile. Throughout the period, the rate of new foreign investment in Asian markets slowed considerably from last year. Despite strong economic fundamentals in the region, September marked the end of a powerful run-up in the Asian markets that began in July. The fourth quarter of 1994 saw a significant correction among overvalued Asian stocks, caused primarily by the specter of additional interest rate increases and a weak bond market in the U.S. January was a particularly brutal month, as Asian markets felt the halo effect of investor concern regarding all emerging markets spurred by the devaluation of the Mexican peso and the worsening trade relations between the U.S. and China. Other factors that contributed to volatility in the region included the slowdown in the real estate market in Hong Kong, elections in India and signs of accelerating inflation in China.

PERFORMANCE REVIEW

 During the period from inception on July 8, 1994 through January 31, 1995, the fund had a total return of -5.46% based on net asset value, significantly outperforming its benchmark, the Morgan Stanley Capital International Combined Asia (ex Japan) Index, which returned -9.26% for the same period. While we are never pleased by any decline, our better relative performance was the result of a combination of careful stock selection and good timing, which included a move from cyclical stocks and into growth stocks.
 The high-quality companies in which the portfolio is invested have held up better than their respective markets during the most recent period of market declines. In addition, we used hedging strategies judiciously, including futures and puts, in an effort to preserve capital in the declining markets.
 During much of the period we maintained a relatively high cash weighting (over 10%) to help achieve greater stability, but took advantage of what we viewed as an oversold market in January to put much of that cash to work.

PORTFOLIO HIGHLIGHTS

 As of January 31, the fund's portfolio was invested 90% in common stocks, 3% in corporate bonds and 7% in cash or cash equivalents. This reflects a reduction in the portfolio's cash position, which was as high as 15% earlier in the period.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS ASIA GROWTH FUND (continued)

----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
 By country, our heaviest concentrations were in Hong Kong (34.4%), Indonesia (11.0%), Singapore (12.9%), the Philippines (9.7%), Malaysia (9.5%) and India (7.9%). Compared with the Index, the portfolio was over-weighted in Hong Kong, Indonesia and the Philippines as we took advantage of good relative values available in those countries, and significantly underweighted in Malaysia and Thailand.
 The portfolio was invested in a wide range of industries including banking, life insurance, utilities, telecommunications and beverage.
 Three of our largest holdings, Metropolitan Bank & Trust Co. (Metrobank), Overseas Union Bank Ltd. (OUB) and National Mutual Asia, were among the fund's best performers. Philippines-based Metrobank, a high-quality service provider, has benefited from deregulation. OUB, Singapore's fourth largest local bank, with an established network of branches at home as well as in Malaysia and other countries, has benefited from capital expansion, strong loan demand and the acquisition of Chase Manhattan Bank's credit card business in Singapore. National Mutual Asia, one of Hong Kong's leading local insurance companies, has a dominant market share of about 35% in individual insurance products, sizable financial reserves and a high return on capital. The company has plenty of room for future growth: Approximately 30% of the population in Hong Kong is insured compared with close to 70% penetration for developed markets.
 During the period, our investment in Ranbaxy Laboratories Ltd., an Indian pharmaceutical company with very competent management, exhibited strong growth and appears to have excellent long-term potential in the still relatively unsophisticated Indian economy. In addition, a number of our investments in Indonesian companies, including PT Indonesia Satellite, a tele- communications company well positioned to take advantage of deregulation and lack of competition, contributed to the fund's performance.
 We also maintained a sizable investment in Consolidated Electric Power Asia
(CEPA) (Hong Kong), which builds and operates power stations. The company has established an enviable track record in China and is now aggressively seeking opportunities to expand in Indonesia, India and Pakistan, where potential returns are even higher. Though the stock has been extremely volatile in recent months, we still believe in the company's long-term prospects.
 Not all the stocks in our portfolio performed as well as we anticipated. For example, Straits Steamship Land had a disappointing January, reflecting a perceived downturn in real estate in Singapore. The market had anticipated better growth that had already been reflected in the stock's price.
 During the past few months, we added a new position in the San Miguel Brewery Ltd. (Hong Kong), which has done well and declared a special dividend.

TOP 10 PORTFOLIO HOLDINGS AS OF JANUARY 31, 1995

COMPANY                       COUNTRY     LINE OF BUSINESS       PERCENTAGE
Henderson Land Development    Hong Kong       Real Estate            4.9%
Metropolitan Bank & Trust     Philippines     Banking                4.7%
Overseas Union Bank Ltd.      Singapore       Banking                4.1%
National Mutual Asia Ltd.     Hong Kong       Life Insurance         3.9%
Ranbaxy Laboratories Ltd.     India           Pharmaceuticals        3.6%
HongKong Electric             Hong Kong       Utility                3.5%
Hong Kong Telecommunications  Hong Kong       Telecommunications     3.4%
San Miguel Brewery Ltd.       Hong Kong       Brewery                3.4%
Singapore Press Holdings      Singapore       Printing &             3.4%
                                              Publishing
Global Mark International     Indonesia       Foods                  3.3%
 Indofoods

--------------------------------------------------------------------------------
GOLDMAN SACHS ASIA GROWTH FUND (continued)

----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------

INVESTMENT OUTLOOK

 Despite recent volatility, we believe the long-term fundamentals for Asia are positive. In general, the region has enjoyed a period of relative political stability. Asian economies have remained strong while managing to contain inflation (with the exception of China) and are expected to see an increasing amount of growth from within as Asian countries invest in their own infrastructure and consumer spending increases.
 Nearer term, events in the U.S. could still have a major impact. As interest rates stabilize in the U.S., Asian markets should see lower volatility and generally better returns in 1995. Consequently, we have used the recent sell-offs in the Asian markets as an opportunity to invest in quality companies at attractive prices.

 In addition, we will continue to look for interesting companies in some of the region's smaller stock markets, such as India and Indonesia, which we believe offer good growth potential and attractive valuations.
 In general, we expect stocks in the region to benefit over time as investors in Europe, Japan and the U.S. internationalize their portfolios and increase their investments in Asian companies. But as the past few months have amply demonstrated, there will be periods of high volatility along the way. Therefore, it is particularly important that investors view this fund as a long-term growth opportunity and be prepared to stay the course.

/s/ Warwick M. Negus
Warwick M. Negus
Portfolio Manager, Hong Kong

--------------------------------------------------------------------------------
GOLDMAN SACHS ASIA GROWTH FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the period ended January 31, 1995. The Goldman Sachs Asia Growth Fund's ("GS Asia Growth") performance (assuming both the maximum sales charge of 5.50% and no sales charge) is compared with its benchmark--the Morgan Stanley Capital International Combined Asia (ex Japan) Index ("MSCI Combined Asia-ex Japan"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market condi-tions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        HYPOTHETICAL $10,000 INVESTMENT
                                  (UNAUDITED)



                         [GRAPH APPEARS HERE]


          Goldman Sachs Asia Growth  Goldman sachs Asia Growth  MSCI Combined
              (w/sales charge)          (no sales charge)       Asia--ex Japan
          -------------------------  -------------------------  --------------
 7/8/94             $9,450                    $10,000                $10,000
 1/31/95            $8,934                    $ 9,454                $ 9,074

                         Aggregate Total Return/(b)/
                         ---------------------------
                             Since Inception/(a)/
                             --------------------
GS Asia Growth                   (5.46%)
 excluding sales charge

GS Asia Growth                  (10.66%)
 including sales charge

(a) Commenced operations July 8, 1994.
(b) An aggregate total return (not annualized) is shown instead of an average annual total return since the Fund has not completed a full twelve months of operations.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS ASIA GROWTH FUND
January 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Shares      Description                                                   Value
--------------------------------------------------------------------------------
 COMMON STOCKS--87.8%
 HONG KONG DOLLAR--33.5%
 2,305,000   Amoy Properties (Real Estate)                          $  2,041,273
 2,036,800   Consolidated Electric Power Asia* (Utility)               3,976,171
 437,800     Hang Seng Bank (Banking)                                  2,411,154
 1,390,000   Henderson Land Development (Real Estate)                  6,127,860
 1,614,000   HongKong Electric (Utility)                               4,298,436
 2,430,000   HongKong Telecommunications Ltd.
             (Telecommunications)                                      4,272,527
 6,686,000   JCG Holdings Ltd.
             (Financial Services)                                      3,457,531
 7,952,000   National Mutual Asia Ltd.
             (Life Insurance)                                          4,831,855
 5,463,200   San Miguel Brewery Ltd. (Brewery)                         4,202,462
 6,994,000   South China Morning Post (Publishing)                     3,910,672
 8,123,000   Winton Holdings
             (Financial Services)                                      2,126,577
--------------------------------------------------------------------------------
                                                                      41,656,518
--------------------------------------------------------------------------------
 INDIAN RUPEE--7.7%
 150,000     Larsen & Toubro Limited--GDR (Engineering)                1,916,250
 212,000     Ranbaxy Laboratories Ltd.--GDS (Pharmaceuticals)          4,452,000
 175,000     Tata Engineering & Locomotive Company Ltd. GDS
             (Engineering)                                             2,942,625
 75,000      Tata Engineering & Locomotive Company Ltd. GDR--
             Warrants expiring 03/08/96
             (Engineering)                                               225,000
--------------------------------------------------------------------------------
                                                                       9,535,875
--------------------------------------------------------------------------------
 INDONESIAN RUPIAH--10.7%
 110,000     PT TRI Polyta Indonesia ADR (Chemicals)                   2,406,250
 1,950,000   Astra International
             (Auto Distribution & Assembly)                            3,078,484
 108,200     PT Indonesia Satellite ADR (Telecomnmunications)          3,394,775
 81,000      PT Indonesia Satellite (Telecommunications)                 257,578
 1,614,040   Mulia Industrindo
             (Manufacturing--Diversified Industrial)                   3,276,130

 Shares        Description                                                   Value
----------------------------------------------------------------------------------
 INDONESIAN RUPIAH (continued)
 1,291,232     Mulia Industrindo (Rights) (Manufacturing--
               Diversified Industrial)                                $    873,635
----------------------------------------------------------------------------------
                                                                        13,286,852
----------------------------------------------------------------------------------
 KOREAN WON--3.7%
 4,200         Korea Mobile Telecommunications Corp.
               (Telecommunications)                                      3,230,606
 10,200        Samsung Electronics GDR (Electronics)                     1,403,631
----------------------------------------------------------------------------------
                                                                         4,634,237
----------------------------------------------------------------------------------
 MALAYSIAN RINGGIT--9.3%
 430,000       Cement Manufacturers of Sarawak
               (Building Materials)                                      1,630,252
 1,011,000     Commerce Asset Holdings (Financial Services)              3,477,350
 523,000       Kim Hin Industry
               (Building Materials)                                      2,207,702
 400,000       Malakoff Berhad (Utility)                                   820,793
 402,000       Oriental Holdings (Conglomerate)                          1,728,356
 648,000       Tanjong (Leisure)                                         1,671,604
----------------------------------------------------------------------------------
                                                                        11,536,057
----------------------------------------------------------------------------------
 PHILIPPINE PESO--9.4%
 229,657       Metropolitan Bank & Trust (Banking)                       5,846,665
 13,000        Philippine Long Distance Telephone
               (Telecommunications)                                        675,153
 182,867       Benpres Holding Corp.-- GDS
               (Telecommunications)                                      1,280,069
 75,000        Philippine Long Distance Telephone ADR
               (Telecommunications)                                      3,909,375
----------------------------------------------------------------------------------
                                                                        11,711,262
----------------------------------------------------------------------------------
 PAKISTAN RUPEE--0.4%
 4,550         Pakistan Telecommunications GDS
               (Electronics)                                               445,900
----------------------------------------------------------------------------------
 SINGAPORE DOLLAR--12.5%
 441,000       Keppel Corp. (Transportation)                             3,305,983
 933,500       Overseas Union Bank (Banking)                             5,104,075
 243,000       Singapore Press Holdings
               (Publishing)                                              4,161,417

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GOLDMAN SACHS ASIA GROWTH FUND (continued)
January 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Shares           Description                                                  Value
------------------------------------------------------------------------------------
 COMMON STOCKS (continued)
 SINGAPORE DOLLAR (continued)
 1,070,000               Straits Steamship Land
                         (Real Estate)                                  $  3,031,912
------------------------------------------------------------------------------------
                                                                          15,603,387
------------------------------------------------------------------------------------
 THAI BAHT--0.6%
 662,000                 Siam City Bank Ltd.
                         (Banking)                                           705,658
------------------------------------------------------------------------------------
 TOTAL COMMON STOCKS
  (Cost $123,439,833)                                                   $109,115,746
------------------------------------------------------------------------------------
 Principal
 Amount           Description                                                  Value
------------------------------------------------------------------------------------
 CORPORATE BONDS--3.3%
 $4,250,000              Global Mark International
                         Indofoods 3.500%,
                         04/06/97 (Foods)                               $  4,122,500
------------------------------------------------------------------------------------
 TOTAL CORPORATE BONDS
  (Cost $4,711,250)                                                     $  4,122,500
------------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS--6.4%
------------------------------------------------------------------------------------
 $5,325,826       Euro-Time Deposit 5.750%, 02/01/95                    $  5,325,826
  2,649,399       HongKong Time Deposit 5.000%, 02/03/95*                  2,649,399
------------------------------------------------------------------------------------
 TOTAL SHORT TERM OBLIGATIONS
  (Cost $7,975,225)                                                     $  7,975,225
------------------------------------------------------------------------------------
 TOTAL INVESTMENTS
  (Cost $136,126,308)**                                                 $121,213,471

-----------------------------------------------------------------------------

 Contracts # Description                                               Value
-----------------------------------------------------------------------------
 OPTIONS WRITTEN--(0.1)%
-----------------------------------------------------------------------------
 PUT OPTIONS WRITTEN
 (12,700)    Consolidated Electric Power Asia, Put Strike HK $16
             expiring 04/16/95                                     $(239,716)
-----------------------------------------------------------------------------
 TOTAL OPTIONS WRITTEN
  (Premiums received $180,767)                                     $(239,716)
-----------------------------------------------------------------------------

---------------------------
FEDERAL INCOME TAX INFORMATION:
 Gross unrealized gain for investments in
  which value exceeds cost                     $ 3,087,568
 Gross unrealized loss for investments in
  which cost exceeds value                     (15,634,971)
---------------------------
 Net unrealized loss                          $(12,547,403)
---------------------------

COMMON STOCK INDUSTRY
 CONCENTRATIONS
Telecommunications    13.7%
Banking               11.3%
Real Estate           9.0%
Financial Services    7.3%
Utility               7.3%
Publishing            6.5%
Engineering           4.1%
Life Insurance        3.9%
Pharmaceuticals       3.6%
Brewery               3.4%
Manufacturing--Diver-
 sified Industrial    3.3%
Building Materials    3.1%
Transportation        2.7%
Auto Distribution &
 Assembly             2.5%
Chemicals             1.9%
Electronics           1.5%
Conglomerate          1.4%
Leisure               1.3%
---------------------------
Total Common Stock    87.8%
---------------------------

 * A portion of this security is being segregated as collateral on options contracts.
** The aggregate cost for federal income tax purposes is $136,147,016.
# One contract relates to 100 shares.
The percentage shown for each investment category reflects the value of invest-ments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
GOLDMAN SACHS EQUITY PORTFOLIO MANAGEMENT TEAM

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

U.S. Portfolio Managers:
Mitchell E. Cantor, Co-Head, U.S. Actively Managed Equity Investments Paul D. Farrell , Co-Head, U.S. Actively Managed Equity Investments Ronald E. Gutfleish
James S. McClure
Robert C. Jones, CFA, Quantitative Equity Investments

International Portfolio Managers:
Jeffrey M. Weingarten, CIO, International Equity Funds (London)
Warwick M. Negus (Hong Kong)
Roderick D. Jack (London)
Marcel J. Jongen (London)
Shoga Maeda (Tokyo)

Equity Analysts:
James L. Adler (New York)
G. Lee Anderson (New York)
Eileen A. Aptman (New York)
Kent A. Clark (New York)
Alice Lui (Hong Kong)
Victor H. Pinter (New York)
Ashwin Ranganathan (Hong Kong)
Francesca E. Scarito (New York)
Kirsten Sehnbruch (London)
William A. Strong (New York)
Karma Wilson (Hong Kong)

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
January 31, 1995

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                 GOLDMAN SACHS  GOLDMAN SACHS
                                                   BALANCED    GROWTH & INCOME
                                                     FUND           FUND
                                                      ------------------------
ASSETS:
Investments in securities, at value (identified
 cost $7,430,895, $201,685,629, $89,985,086,
 $810,390,831, $367,871,080, $278,987,291 and
 $136,126,308, respectively)                      $7,501,006    $201,293,633
Cash                                                  78,743             456
Receivables:
 Investment securities sold                           48,165       2,643,263
 Forward foreign currency exchange contracts             --              --
 Fund shares sold                                    268,302       2,257,008
 Dividends and interest                               61,396         163,759
Deferred organization expenses, net                   93,864          57,597
Other assets                                          78,636             --
------------------------------------------------------------------------------
TOTAL ASSETS                                       8,130,112     206,415,716
------------------------------------------------------------------------------
LIABILITIES:
Options written, at value (a)                            --              --
Payables:
 Investment securities purchased                     460,235      12,154,854
 Cash overdraft                                          --              --
 Forward foreign currency exchange contracts             --              --
 Fund shares repurchased                                 --          135,926
 Investment advisory fees                              2,820          88,073
 Administration fees                                     845          24,020
 Distribution fees                                     1,408          40,033
 Transfer agent fees                                  20,000         107,418
Accrued expenses and other liabilities               135,236          93,149
------------------------------------------------------------------------------
TOTAL LIABILITIES                                    620,544      12,643,473
------------------------------------------------------------------------------
NET ASSETS:
Paid-in capital                                    7,419,039     193,968,736
Accumulated undistributed (distributions in
 excess of) net investment income                     20,283          29,482
Accumulated undistributed (distributions in
 excess of) net realized gain (loss) on
 investment, option and futures transactions             135          89,024
Accumulated net realized foreign currency gain
 (loss)                                                  --              --
Net unrealized gain (loss) on investments and
 options                                              70,111        (314,999)
Net unrealized gain on translation of assets
 and liabilities denominated in foreign
 currencies                                              --              --
------------------------------------------------------------------------------
NET ASSETS                                        $7,509,568    $193,772,243
------------------------------------------------------------------------------
Total shares of beneficial interest outstand-
 ing, $.001 par value (100,000,000 shares au-
 thorized)                                           528,104      12,267,186
Net asset value and redemption price per share
 (net assets/shares outstanding)                      $14.22          $15.80
------------------------------------------------------------------------------
Maximum public offering price per share (NAV
 per share X 1.0582)                                  $15.05          $16.72
------------------------------------------------------------------------------

(a) Premiums received are $76,997 for Growth and Income and $180,767 for Asia Growth.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS  GOLDMAN SACHS   GOLDMAN SACHS      GOLDMAN SACHS     GOLDMAN SACHS
SELECT EQUITY  CAPITAL GROWTH SMALL CAP EQUITY INTERNATIONAL EQUITY  ASIA GROWTH
    FUND            FUND            FUND               FUND             FUND
---------------------------------------------------------------------------------
 $94,641,004    $864,156,388    $318,968,992       $270,144,999     $121,213,471
         467             --              --                 --         1,041,875
         --       14,058,080       1,757,767         11,985,640        2,503,849
         --              --              --           1,972,755              --
     347,233       1,354,877         808,482            517,847        1,210,235
     262,073       1,137,303         665,059            529,386          255,053
      40,395          13,155          50,899             49,731          107,204
         --            7,493          14,319              5,057           20,942
---------------------------------------------------------------------------------
  95,291,172     880,727,296     322,265,518        285,205,415      126,352,629
---------------------------------------------------------------------------------
         --              --              --                 --           239,716
         --       15,861,011       1,607,623          4,135,244        1,220,910
         --              --              --             278,621              --
         --              --              --           2,381,776              --
      76,433       1,382,344         284,076          2,394,503           49,299
      39,992         578,407         207,582            185,404           80,366
      19,996         192,802          69,194             61,801           26,789
      19,996         192,802          69,194             61,801           26,789
      63,145         350,585         317,062            275,821           81,071
     104,101          64,540         223,577            343,975          329,410
---------------------------------------------------------------------------------
     323,663      18,622,491       2,778,308         10,118,946        2,054,350
---------------------------------------------------------------------------------
  89,555,372     803,944,279     372,939,313        282,851,907      141,648,168
     148,064         851,025             --            (423,846)         143,969
     608,155       3,543,944      (4,550,015)       (10,496,419)      (2,447,689)
         --              --              --          12,287,074          (72,160)
   4,655,918      53,765,557     (48,902,088)       (17,580,498)     (15,289,160)
         --              --              --           8,448,251          315,151
---------------------------------------------------------------------------------
 $94,967,509    $862,104,805    $319,487,210       $275,086,469     $124,298,279
---------------------------------------------------------------------------------
   6,502,206      63,048,601      19,789,421         18,940,127        9,337,994
      $14.61          $13.67          $16.14             $14.52           $13.31
---------------------------------------------------------------------------------
      $15.46          $14.47          $17.08             $15.37           $14.08
---------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended January 31, 1995

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                 GOLDMAN SACHS  GOLDMAN SACHS
                                                   BALANCED    GROWTH & INCOME
                                                    FUND(B)         FUND
                                                      ------------------------
INVESTMENT INCOME:
Dividends (net of $0, $11,195, $39,517, $0,
 $4,622, $822,794 and $41,473, respectively,
 in foreign withholding taxes)                     $ 14,705     $  2,490,782
Interest                                             45,122          373,745
------------------------------------------------------------------------------
TOTAL INCOME                                         59,827        2,864,527
------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                              6,814          621,416
Administration fees                                   2,044          169,477
Distribution fees(a)                                  3,407          282,462
Custodian fees                                        8,000           37,529
Transfer agent fees                                  20,000          262,158
Registration fees                                    17,241           45,004
Professional fees                                    32,301           50,831
Amortization of deferred organization expenses        6,136           19,182
Other                                                13,592           48,046
------------------------------------------------------------------------------
TOTAL EXPENSES                                      109,535        1,536,105
Less--expenses reimbursable by Goldman Sachs         95,906          106,725
------------------------------------------------------------------------------
NET EXPENSES                                         13,629        1,429,380
------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                         46,198        1,435,147
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVEST-
 MENT, OPTION, FUTURES AND FOREIGN CURRENCY
 TRANSACTIONS:
Net realized gain (loss) from:
 Investment transactions                              2,675        2,870,890
 Options transactions                                   --           299,736
 Futures transactions                                (2,540)             --
 Foreign currency related transactions                  --               --
Net change in unrealized gain (loss) on:
 Investments                                         70,111       (2,671,306)
 Options                                                --            76,997
 Translation of assets and liabilities denomi-
  nated in foreign currencies                           --               --
------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON IN-
 VESTMENT, OPTION, FUTURES AND FOREIGN CURRENCY
 TRANSACTIONS                                        70,246          576,317
------------------------------------------------------------------------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                   $116,444     $  2,011,464
------------------------------------------------------------------------------

(a) During the year ended January 31, 1995, the distributor waived fees of $3,407, $282,462, $231,128, $2,181,207, $846,475, $796,627 and $138,271,
    respectively.
(b) For the period from October 12, 1994 (commencement of operations) to Janu-ary 31, 1995.
(c) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS  GOLDMAN SACHS   GOLDMAN SACHS      GOLDMAN SACHS     GOLDMAN SACHS
SELECT EQUITY  CAPITAL GROWTH SMALL CAP EQUITY INTERNATIONAL EQUITY  ASIA GROWTH
    FUND            FUND            FUND               FUND            FUND(C)
---------------------------------------------------------------------------------
$ 2,390,226     $ 10,003,053    $    338,183       $  6,099,868     $  1,590,670
    113,765        3,440,974       3,026,561            687,774          476,203
---------------------------------------------------------------------------------
  2,503,991       13,444,027       3,364,744          6,787,642        2,066,873
---------------------------------------------------------------------------------
    462,255        6,543,621       2,539,424          2,389,882          414,813
    231,128        2,181,207         846,475            796,627          138,271
    231,128        2,181,207         846,475            796,627          138,271
     49,586          143,270          96,570            816,573          210,487
    151,230          694,014         600,618            481,169          120,000
     21,084           54,057         111,762            100,691           25,698
     73,974           84,989          73,470             69,833           78,396
     30,845           61,554          18,689             17,555           17,796
     23,742           63,113          34,071             42,814           49,186
---------------------------------------------------------------------------------
  1,274,972       12,007,032       5,167,554          5,511,771        1,192,918
        --               --              --                 --           135,905
---------------------------------------------------------------------------------
  1,274,972       12,007,032       5,167,554          5,511,771        1,057,013
---------------------------------------------------------------------------------
  1,229,019        1,436,995      (1,802,810)         1,275,871        1,009,860
---------------------------------------------------------------------------------
  3,907,236       54,473,913       9,687,581           (128,287)      (2,452,351)
        --         2,489,778         362,679           (506,200)             --
        --               --              --            (152,952)           4,662
        --               --              --         (15,347,388)         (72,160)
 (6,127,762)     (98,030,384)    (74,050,988)       (48,710,436)     (15,230,211)
        --          (515,843)         37,346         (7,538,057)         (58,949)
        --               --              --          15,093,970          315,151
---------------------------------------------------------------------------------
 (2,220,526)     (41,582,536)    (63,963,382)       (57,289,350)     (17,493,858)
---------------------------------------------------------------------------------
$  (991,507)    $(40,145,541)   $(65,766,192)      $(56,013,479)    $(16,483,998)
---------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended January 31, 1995

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                  GOLDMAN SACHS  GOLDMAN SACHS
                                                    BALANCED    GROWTH & INCOME
                                                     FUND(A)         FUND
                                                     --------------------------
FROM OPERATIONS:
Net investment income (loss)                       $   46,198    $  1,435,147
Net realized gain (loss) on investment, option
 and futures transactions                                 135       3,170,626
Net realized loss on foreign currency related
 transactions                                             --              --
Net change in unrealized gain (loss) on invest-
 ments, options and futures                            70,111      (2,594,309)
Net change in unrealized gain on translation of
 assets and liabilities denominated in foreign
 currencies                                               --              --
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                      116,444       2,011,464
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                            (31,952)     (1,435,147)
In excess of net investment income                        --         (750,732)
From net realized gain on investment, option and
 futures transactions                                     --       (3,710,152)
In excess of net realized gains                           --              --
-------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                   (31,952)     (5,896,031)
-------------------------------------------------------------------------------
FROM SHARE TRANSACTIONS:
-------------------------------------------------------------------------------
Net proceeds from sale of shares                    7,557,294     179,853,719
Reinvestment of dividends and distributions            29,834       5,475,966
Cost of shares repurchased                           (162,052)    (29,980,986)
-------------------------------------------------------------------------------
Net increase in net assets resulting from share
 transactions                                       7,425,076     155,348,699
-------------------------------------------------------------------------------
Additional paid-in-capital                                --          779,879
-------------------------------------------------------------------------------
TOTAL INCREASE                                      7,509,568     152,244,011
NET ASSETS:
Beginning of year                                         --       41,528,232
-------------------------------------------------------------------------------
End of year                                        $7,509,568    $193,772,243
-------------------------------------------------------------------------------
Accumulated undistributed (distributions in
 excess of) net investment income                  $   20,283    $     29,482
-------------------------------------------------------------------------------
SUMMARY OF SHARE TRANSACTIONS:
Shares sold                                           537,644      11,178,610
Reinvestment of dividends and distributions             2,141         355,278
Shares repurchased                                    (11,681)     (1,896,509)
-------------------------------------------------------------------------------
Net increase in shares outstanding                    528,104       9,637,379
-------------------------------------------------------------------------------

(a)For the period from October 12, 1994 (commencement of operations) to January 31, 1995.
(b)For the period from July 8, 1994 (commencement of operations) to January 31, 1995.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 GOLDMAN SACHS   GOLDMAN SACHS    GOLDMAN SACHS      GOLDMAN SACHS     GOLDMAN SACHS
 SELECT EQUITY   CAPITAL GROWTH  SMALL CAP EQUITY INTERNATIONAL EQUITY  ASIA GROWTH
     FUND             FUND             FUND               FUND            FUND(B)
------------------------------------------------------------------------------------
 $  1,229,019    $   1,436,995     $ (1,802,810)      $  1,275,871     $  1,009,860
    3,907,236       56,963,691       10,050,260           (787,439)      (2,447,689)
          --               --               --         (15,347,388)         (72,160)
   (6,127,762)     (98,546,227)     (74,013,642)       (56,248,493)     (15,289,160)
          --               --               --          15,093,970          315,151
------------------------------------------------------------------------------------
     (991,507)     (40,145,541)     (65,766,192)       (56,013,479)     (16,483,998)
------------------------------------------------------------------------------------
   (1,194,733)        (647,525)             --                 --          (883,487)
          --               --               --                 --               --
   (5,666,531)     (94,255,733)     (13,272,809)       (11,299,568)             --
          --               --        (4,550,015)               --               --
------------------------------------------------------------------------------------
   (6,861,264)     (94,903,258)     (17,822,824)       (11,299,568)        (883,487)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
   22,943,423      220,153,475      198,396,818        145,195,062      148,278,779
    6,328,837       85,073,760       16,371,394          9,972,049          793,314
  (19,220,744)    (141,755,523)     (72,766,153)       (81,858,604)      (7,406,329)
------------------------------------------------------------------------------------
   10,051,516      163,471,712      142,002,059         73,308,507      141,665,764
------------------------------------------------------------------------------------
          --               --               --                 --               --
------------------------------------------------------------------------------------
    2,198,745       28,422,913       58,413,043          5,995,460      124,298,279
   92,768,764      833,681,892      261,074,167        269,091,009              --
------------------------------------------------------------------------------------
 $ 94,967,509    $ 862,104,805     $319,487,210       $275,086,469     $124,298,279
------------------------------------------------------------------------------------
 $    148,064    $     851,025              --        $   (423,846)    $    143,969
------------------------------------------------------------------------------------
    1,499,807       14,260,854       10,110,654          8,468,691        9,803,931
      430,647        5,913,973          971,295            655,625           52,995
   (1,250,288)      (9,348,284)      (3,925,959)        (5,047,356)        (518,932)
------------------------------------------------------------------------------------
      680,166       10,826,543        7,155,990          4,076,960        9,337,994
------------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the Year Ended January 31, 1994

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                   GOLDMAN SACHS  GOLDMAN SACHS
                                                  GROWTH & INCOME SELECT EQUITY
                                                      FUND(A)         FUND
                                               --------------------------------
FROM OPERATIONS:
Net investment income (loss)                        $   225,138    $   876,850
Net realized gain on investment, option and
 futures transactions                                   756,398      8,416,993
Net realized gain on foreign currency related
 transactions                                                --      3,215,345
Net change in unrealized gain on investments,
 options
 and futures                                          2,279,310             --
Net change in unrealized loss on translation of
 assets and liabilities denominated in foreign
 currencies                                                  --             --
-------------------------------------------------------------------------------
Net increase in net assets resulting from
 operations                                           3,260,846     12,509,188
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                             (225,138)      (913,042)
From net realized gain on investment, option and
 futures transactions                                  (127,848)    (8,561,339)
In excess of net investment income                      (38,700)        (5,540)
-------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                    (391,686)    (9,479,921)
-------------------------------------------------------------------------------
FROM SHARE TRANSACTIONS:
-------------------------------------------------------------------------------
Net proceeds from sale of shares                     40,143,536     15,403,693
Reinvestment of dividends and distributions             354,386      8,490,805
Cost of shares repurchased                           (1,838,850)   (51,912,326)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from share transactions                             38,659,072    (28,017,828)
-------------------------------------------------------------------------------
TOTAL INCREASE                                       41,528,232    (24,988,561)
NET ASSETS:
Beginning of year                                            --    117,757,325
-------------------------------------------------------------------------------
End of year                                         $41,528,232    $92,768,764
-------------------------------------------------------------------------------
Accumulated undistributed (distributions in
 excess of) net
 investment income                                  $   (18,447)   $    82,933
-------------------------------------------------------------------------------
SUMMARY OF SHARE TRANSACTIONS:
Shares sold                                           2,728,965        973,122
Reinvestment of dividends and distributions              24,016        550,298
Shares repurchased                                     (123,174)    (3,316,053)
-------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding         2,629,807     (1,792,633)
-------------------------------------------------------------------------------
(a) For the period from February 5, 1993 (commencement of
 operations) to January 31, 1994.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS                GOLDMAN SACHS              GOLDMAN SACHS
CAPITAL GROWTH              SMALL CAP EQUITY         INTERNATIONAL EQUITY
     FUND                         FUND                       FUND
-----------------------------------------------------------------------
 $    945,236                 $   (564,337)             $    672,834
   81,232,678                   14,577,980                 3,090,999
           --                           --                 2,848,300
   34,429,838                   19,052,562                37,175,602
           --                           --                (6,641,717)
-----------------------------------------------------------------------
  116,607,752                   33,066,205                37,146,018
-----------------------------------------------------------------------
     (574,317)                          --                        --
  (52,104,708)                  (9,241,279)                       --
     (818,686)                          --                        --
-----------------------------------------------------------------------
  (53,497,711)                  (9,241,279)                       --
------------------------------------------------------------------------
------------------------------------------------------------------------
  184,932,820                  187,622,040               174,378,624
   48,101,662                    8,315,921                        --
 (128,438,462)                 (18,027,399)               (8,496,836)
-----------------------------------------------------------------------
  104,596,020                  177,910,562               165,881,788
-----------------------------------------------------------------------
  167,706,061                  201,735,488               203,027,806
  665,975,831                   59,338,679                66,063,203
-----------------------------------------------------------------------
 $833,681,892                 $261,074,167              $269,091,009
-----------------------------------------------------------------------
           --                           --              $   (105,294)
-----------------------------------------------------------------------
   12,062,498                    9,574,639                10,783,851
    3,126,663                      420,438                        --
   (8,442,526)                    (919,964)                 (525,536)
-----------------------------------------------------------------------
    6,746,635                    9,075,113                10,258,315
-----------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
January 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. ORGANIZATION
Goldman Sachs Equity Portfolios, Inc. (the "Company") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Company consists of seven funds:
Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), Goldman Sachs Select Equity Fund ("Select Equity Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs Small Cap Equity Fund ("Small Cap Equity Fund"), Goldman Sachs International Equity Fund ("International Equity Fund") and Goldman Sachs Asia Growth Fund ("Asia Growth Fund"), collectively, "the Funds." Balanced Fund, Growth and Income Fund, Select Equity Fund and Capital Growth Fund are diversified portfolios whereas Small Cap Equity Fund, International Equity Fund and Asia Growth Fund are non-diversified portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Company which are in conformity with those generally accepted in the investment company industry:

A. Investment Valuation
Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued at their last sale or closing price on the principal exchange on which they are traded or NASDAQ, on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker/ dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Directors of the Company.

B. Securities Transactions and Investment Income
Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date. Dividends for which the Funds have the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value to the stock received. Interest income is determined on the basis of interest accrued, premium amortized and discount earned. The Balanced Fund does not amortize premiums.

C. Foreign Currency Translations
The books and records of the Company are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
C. Foreign Currency Translations (continued)

 Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

D. Forward Foreign Currency Exchange Contracts

The Funds, with the exception of the Select Equity Fund, are authorized to enter into forward foreign exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The aggregate principal amounts of the contracts for which delivery is anticipated are reflected in the funds' accounts, while the aggregate principal amounts are reflected net in the accompanying Statements of Assets and Liabilities if the funds intend to settle the contract prior to delivery. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the funds' financial statements. The funds record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. Federal Taxes
It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of their investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

F. Deferred Organization Expenses
Organization-related costs are being amortized on a straight-line basis over a period of five years.
 Included in the accompanying Statements of Assets and Liabilities are approximately $93,000 and $26,000 payable to Goldman Sachs related to the estimated organization costs for the Balanced Fund and the Asia Growth Fund, respectively.

G. Expenses
Expenses incurred by the Company which do not specifically relate to an individual fund of the Company are allocated to the funds based on each fund's relative average net assets for the period.

H. Option Accounting Principles
When the Funds, with the exception of the Select Equity Fund, write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
H. Option Accounting Principles (continued) reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the funds enter into a closing purchase transaction, the funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the funds purchase upon exercise. In the case of index options, there is a risk of loss from a change in value of such options which may exceed the related premiums received.
 Upon the purchase of a call option or a protective put option by the Funds, with the exception of the Select Equity Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the funds have purchased expires on the stipulated expiration date, the funds will realize a loss in the amount of the cost of the option. If the funds enter into a closing sale transaction, the funds will realize a gain or loss, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option.
If the funds exercise a purchased put option, the funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the funds exercise a purchased call option, the cost of the security which the funds purchase upon exercise will be increased by the premium originally paid.

I. Futures Contracts
The Funds may enter into financial futures contracts for hedging purposes. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Funds each day, dependent on the daily fluctuations in the value of the underlying index, and are recorded for financial reporting purposes as unrealized gains or losses by the Funds. When entering into a closing transaction, for book purposes, the Funds will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods approved by the Board of Directors of the Company.
 Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contract that may not directly correlate with changes in the value of the underlying securities, or that the counterparty to a contract may default on its obligations to perform.

3. AGREEMENTS
Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser to the Balanced, Growth and Income, Small Cap Equity and International Equity Funds; Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, acts as investment adviser to the Select Equity and Capital Growth Funds; and Goldman Sachs Asset Management International ("GSAM International") acts as

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3. AGREEMENTS (continued)
investment adviser to the Asia Growth Fund. GSAM International also acts as subadviser to the International Equity Fund. Under the Investment Advisory and Subadvisory Agreements, GSAM, GSFM and GSAM International, subject to the general supervision of the Company's Board of Directors, manage the Company's portfolios. With regard to the Asia Growth Fund, GSAM International relies on the asset management division of its Hong Kong affiliate, Goldman Sachs (Asia) Limited, for portfolio decisions and management. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM receives a fee, computed daily and payable monthly, at an annual rate equal to .50%, .55%, .75% and .25% of the average daily net assets of the Balanced, Growth and Income, Small Cap Equity and International Equity Funds, respectively. GSFM receives a fee of .50% and
 .75% of the average daily net assets of the Select Equity and Capital Growth Funds, respectively. GSAM International receives an advisory fee for the Asia Growth Fund and a subadvisory fee for the International Equity Fund of .75% and
 .50% of the average daily net assets for those funds, respectively.
 GSAM also acts as the Funds' administrator pursuant to Administration Agreements. Under these Administration Agreements, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreements, the Funds pay GSAM a fee of .15% of the average daily net assets of the Balanced and Growth and Income Funds, and .25% of the average daily net assets of Select Equity, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds.
 Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Expenses" for the Balanced, Growth and Income and Asia Growth Funds (excluding advisory, administration and distribution fees and litigation, indemnification, taxes, interest, brokerage commissions and extraordinary expenses) until further notice to the extent such expenses exceed .10%, .30% and .65% of the average daily net assets of the Balanced, Growth and Income and Asia Growth Funds, respectively. The amounts reimbursable to the Balanced and Asia Growth Funds at January 31, 1995 were approximately $79,000, and $10,000, respectively, and are reflected in "Other assets" in the accompanying
Statements of Assets and Liabilities. Included in "Accrued expenses and other liabilities" on the accompanying Statements of Assets and Liabilities of the Growth and Income Fund is approximately $23,000 related to excess reimbursements payable to Goldman Sachs.
 Goldman Sachs serves as the Distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the sales load imposed on the sale of fund shares and has advised the Company that it retained approximately $14,000, $361,000, $58,000, $815,000, $868,000, $660,000 and
$829,000 during the year ended January 31, 1995 for the Balanced, Growth and Income, Select Equity, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds, respectively.
 The Funds have adopted Distribution Plans (the "Plans") pursuant to Rule 12b-
1. Under the Plans, Goldman Sachs is entitled to receive a quarterly distribution fee of .50% of each fund's average daily net assets. Currently, Goldman Sachs has voluntarily agreed to limit the amount of the distribution fee to .25% of each fund's average daily net assets. The effect of this voluntary limitation resulted in $3,407, $282,462, $231,128,

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3. AGREEMENTS (continued)
$2,181,207, $846,475, $796,627 and $138,271 of waived distribution fees for the
Balanced, Growth and Income, Select Equity, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds, respectively, for the year ended January 31, 1995. Goldman Sachs also serves as the Transfer Agent of the Funds for a fee.

4. PORTFOLIO SECURITIES TRANSACTIONS
Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options written) for the year ended January 31, 1995 were as follows:

                                     Sales or
Fund                   Purchases    Maturities
----                  ------------ ------------
Balanced              $  7,372,199 $    643,979
Growth and Income      225,225,270   76,401,877
Select Equity           55,558,360   50,448,868
Capital Growth         387,007,279  310,683,760
Small Cap Equity       299,077,421  132,670,731
International Equity   317,840,809  250,158,149
Asia Growth            162,870,583   32,157,509

 Included in the above amounts were purchases and proceeds of sales or maturities of governmental securities (excluding short-term investments and options) for the Balanced Fund in the amounts of $3,016,323 and $105,586, respectively.
 For the year ended January 31, 1995, written option transactions in the Growth and Income Fund were as follows:

                         Call Options           Put Options
                      --------------------  --------------------
                      Number of   Premiums  Number of   Premiums
                      Contracts   Received  Contracts   Received
-----------------------------------------------------------------
Balance outstanding,
 beginning of year          --   $     --         --   $     --
Options written             990    244,577      3,300    283,970
Options expired            (480)  (106,116)    (2,518)  (193,628)
Options exercised          (310)   (61,464)      (782)   (90,342)
-----------------------------------------------------------------
Balance outstanding,
 end of year                200  $  76,997        --   $     --
-----------------------------------------------------------------

 For the year ended January 31, 1995, option transactions in the Capital Growth Fund were as follows:

                          Call Options          Put Options
                      ---------------------  -------------------
                      Number of    Premiums  Number of  Premiums
                      Contracts    Received  Contracts  Received
-----------------------------------------------------------------
Balance outstanding,
 beginning of year        3,500  $  561,621      1,100  $ 80,472
Options written          13,109   2,257,917      6,550   782,334
Options expired         (13,129) (2,066,407)    (4,250) (423,371)
Options exercised        (3,480)   (753,131)    (3,400) (439,435)
-----------------------------------------------------------------
Balance outstanding,
 end of year                --   $      --         --   $    --
-----------------------------------------------------------------

 For the year ended January 31, 1995, option transactions in the Small Cap Equity Fund were as follows:

                         Call Options         Put Options
                      -------------------  -------------------
                      Number of  Premiums  Number of  Premiums
                      Contracts  Received  Contracts  Received
---------------------------------------------------------------
Balance outstanding,
 beginning of year          --   $    --       1,400  $142,654
Options written           1,621   359,735        200    10,380
Options expired            (571) (139,283)    (1,500) (151,254)
Options exercised        (1,050) (220,452)      (100)   (1,780)
---------------------------------------------------------------
Balance outstanding,
 end of year                --   $    --         --   $    --
---------------------------------------------------------------

 For the year ended January 31, 1995, option transactions in the International Equity Fund were as follows:

Options Purchased                          Cost
----------------------------------------------------
Balance outstanding, beginning of year  $   193,500
Options purchased                        10,286,982
Options expired                          (1,284,625)
Options sold                               (855,665)
----------------------------------------------------
Cost at end of year                       8,340,192
Unrealized loss                          (7,703,877)
----------------------------------------------------
Value at end of year                    $   636,315
----------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

 For the year ended January 31, 1995, option transactions in the Asia Growth Fund were as follows:

                                           Put Options
                                        ------------------
                                        Number of Premiums
                                        Contracts Received
----------------------------------------------------------
Balance outstanding, beginning of year        --  $    --
Options written                            12,700  180,767
Options expired                               --       --
Options exercised                             --       --
----------------------------------------------------------
Balance outstanding, end of year           12,700 $180,767
----------------------------------------------------------

 Certain risks arise related to written call or put options from the possible inability of counterparties to meet terms of their contracts.

 At January 31, 1995, the International Equity Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

   Foreign Currency        Value on                   Unrealized
    Sale Contracts      Settlement Date Current Value Gain (Loss)
------------------------------------------------------------------
Danish Krone
 expiring 2/2/95          $   645,045    $   635,717  $     9,328
Deutschemark
 expiring 3/7/95           36,386,098     37,558,976   (1,172,878)
Finnish Markka
 expiring 2/2/95            3,142,888      3,127,105       15,783
Hong Kong Dollar
 expiring 4/18/95          18,598,972     18,731,862     (132,890)
Spanish Peseta
 expiring 2/2/95              489,182        486,210        2,972
Swedish Krona
 expiring 2/2/95              954,411        948,912        5,499
 expiring 3/6/95           36,370,601     36,682,431     (311,830)
------------------------------------------------------------------
Total Foreign Currency
 Sale Contracts           $96,587,197    $98,171,213  $(1,584,016)
------------------------------------------------------------------

   Foreign Currency        Value on                   Unrealized
  Purchase Contracts    Settlement Date Current Value Gain (Loss)
-----------------------------------------------------------------
Deutschemark
 expiring 3/3/95          $   468,429    $   476,719  $    8,290
 expiring 3/6/95           36,737,002     37,580,701     843,699
Japanese Yen
 expiring 2/2/95              889,915        895,590       5,675
 expiring 3/13/95           8,965,298      8,982,265      16,967
Swiss Franc
 expiring 4/10/95          29,075,000     29,565,715     490,715
-----------------------------------------------------------------
Total Foreign Currency
 Purchase Contracts       $76,135,644    $77,500,990  $1,365,346
-----------------------------------------------------------------

 The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

 At January 31, 1995, the International Equity Fund had sufficient cash and securities to cover any commitments under these contracts.

 The International Equity Fund has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $1,972,755 and $2,381,776, respectively, in the accompanying Statements of Assets and Liabilities. Included in these amounts are $573,827 and $764,178, respectively, related to forward contracts closed but not settled as of January 31, 1995.

 For the periods ended January 31, 1995, Goldman Sachs earned approximately $1,500, $37,000, $163,000, $7,700 and $97,000 of brokerage commissions from portfolio transactions executed on behalf of the Balanced, Growth and Income, Capital Growth, Small Cap Equity and Asia Growth Funds, respectively.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

5. CERTAIN RECLASSIFICATIONS

In accordance with Statement of Position 93-2, the Balanced, Growth and Income, Select Equity, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds have reclassified $6,037, $798,661, $30,845, $61,555, $18,690,
$17,555 and $17,596, respectively, from paid-in capital to accumulated undistributed net investment income. Additionally, the Small Cap Equity Fund has reclassified $1,784,120 from accumulated undistributed net realized gain
(loss) on investment, option and futures transactions to accumulated net investment loss; and the International Equity Fund has reclassified $22,815,517 from accumulated undistributed net investment income to accumulated net foreign currency loss, and $1,215,049 from accumulated undistributed net realized gain on investment, option and futures transactions to accumulated undistributed net investment income, and $19,988,490 from paid in capital to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the funds and are designed to present each fund's capital accounts on a tax basis.

6. REPURCHASE AGREEMENTS

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Company's custodian, or at sub-custodians. Goldman Sachs monitors the market value of the underlying securities by pricing them daily.

7. JOINT REPURCHASE AGREEMENT ACCOUNT

The Funds, together with other registered investment companies having advisory agreements with GSAM or GSFM transfer uninvested cash balances into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations. At January 31, 1995, the Balanced Fund had a
 .05% undivided interest in the repurchase agreements in the following joint account which equaled $700,000 in principal amount. At January 31, 1995, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, principal amount, interest rate and maturity date) were as follows ($ in thousands):

Principal              Interest                         Maturity                         Amortized
 Amount                  Rate                             Date                              Cost
---------------------------------------------------------------------------------------------------
Lehman Government Securities, dated 01/31/95,
 repurchase price $500,082 (U.S. Treasury Notes:
 $506,949, 6.375%-7.750%,
 01/15/00-01/31/00)
$500,000                 5.90%                          02/01/95                         $  500,000
Salomon Brothers, Inc., dated 01/31/95, repurchase
 price $921,249 (U.S. Treasury Bills: $908,112,
 02/09/95-01/11/96; U.S. Treasury Notes: $57,742,
 7.500%, 12/31/96)
 921,100                 5.84                           02/01/95                            921,100
---------------------------------------------------------------------------------------------------
TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                                                 $1,421,100
---------------------------------------------------------------------------------------------------

8. OTHER MATTERS

During the year ended January 31, 1995, GSAM contributed additional paid-in capital to the Growth and Income Fund of approximately $780,000 for the purpose of correcting an administrative error.
 During the year ended January 31, 1995, the Capital Growth Fund paid approximately $12,650,000 of redemption proceeds in kind. The related securities were contributed by the redeeming shareholders for shares of a fund advised by GSAM International.

Goldman Sachs Equity Portfolios, Inc.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD(A)
BALANCED FUND

-------------------------------------------------------------------------------

                                                                       DISTRIBUTIONS TO
                             INCOME FROM INVESTMENT OPERATIONS           SHAREHOLDERS
                           -------------------------------------- ---------------------------
                                       NET REALIZED
                 NET ASSET            AND UNREALIZED TOTAL INCOME    FROM                                  NET ASSET
                  VALUE,      NET        GAIN ON         FROM        NET          TOTAL       NET INCREASE  VALUE,
                 BEGINNING INVESTMENT   INVESTMENT    INVESTMENT  INVESTMENT DISTRIBUTIONS TO    IN NET     END OF     TOTAL
                 OF PERIOD   INCOME    TRANSACTIONS   OPERATIONS    INCOME     SHAREHOLDERS   ASSET VALUE   PERIOD   RETURN(B)
        ---------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED
JANUARY 31,
--------------------
1995(a).........  $14.18     $0.10        $0.02         $0.12       $(0.08)       $(0.08)        $0.04      $14.22     0.87%(d)
                                                                         RATIOS ASSUMING NO
                                                                        VOLUNTARY WAIVER OF
                                                                        DISTRIBUTION FEES OR
                                                                        EXPENSE LIMITATIONS
                                                                      ---------------------------
                  RATIO OF   RATIO OF NET                                          RATIO OF NET
                     NET      INVESTMENT                               RATIO OF     INVESTMENT
                 EXPENSES TO  INCOME TO                               EXPENSES TO      LOSS
                 AVERAGE NET AVERAGE NET    PORTFOLIO   NET ASSETS AT   AVERAGE     TO AVERAGE
                   ASSETS       ASSETS    TURNOVER RATE END OF PERIOD NET ASSETS    NET ASSETS
        ---------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED
JANUARY 31,
--------------------
1995(a).........    1.00%(c)    3.39%(c)     14.71%      $7,509,568      8.29%(c)     (3.90)%(c)

----
(a) For the period from October 12, 1994 (commencement of operations) to January 31, 1995.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
(c) Annualized.
(d) Not Annualized.



-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
GROWTH AND INCOME FUND

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS                DISTRIBUTIONS TO SHAREHOLDERS
                           --------------------------------------- ----------------------------------------------------
                                        NET REALIZED                            FROM NET
                 NET ASSET             AND UNREALIZED TOTAL INCOME            REALIZED GAIN IN EXCESS
                 VALUE AT     NET         GAIN ON         FROM      FROM NET  ON INVESTMENT   OF NET        TOTAL
                 BEGINNING INVESTMENT   INVESTMENTS    INVESTMENT  INVESTMENT  AND OPTION   INVESTMENT DISTRIBUTIONS TO
                 OF PERIOD   INCOME     AND OPTIONS    OPERATIONS    INCOME   TRANSACTIONS    INCOME     SHAREHOLDERS
       -----------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY
31,
--------------------------
1995............  $15.79     $0.20(f)      $0.30(f)      $0.50       $(0.20)     $(0.33)      $(0.07)       $(0.60)
FOR THE PERIOD ENDED JANU-
ARY 31,
--------------------------
1994(a).........   14.18      0.15          1.68          1.83        (0.15)      (0.06)       (0.01)        (0.22)
                                                                                                            RATIOS ASSUMING NO
                                                                                                            VOLUNTARY WAIVER OF
                                                                                                           DISTRIBUTION FEES OR
                                                                                                            EXPENSE LIMITATIONS
                                                                                                         -------------------------
                                                         RATIO OF   RATIO OF NET                                      RATIO OF NET
                                   NET ASSET                NET      INVESTMENT                  NET       RATIO OF    INVESTMENT
          ADDITIONAL  NET INCREASE VALUE AT             EXPENSES TO  INCOME TO   PORTFOLIO    ASSETS AT   EXPENSES TO INCOME (LOSS)
           PAID-IN       IN NET     END OF     TOTAL    AVERAGE NET AVERAGE NET  TURNOVER       END OF      AVERAGE    TO AVERAGE
          CAPITAL(E)  ASSET VALUE   PERIOD   RETURN(B)    ASSETS       ASSETS      RATE         PERIOD    NET ASSETS   NET ASSETS
    ------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY
31,
--------------------------
1995............   $0.11(f)     $0.01    $15.80       3.97%     1.25%        1.28%      71.80%    $193,772,243   1.58%     0.95%
FOR THE PERIOD ENDED JANU-
ARY 31,
--------------------------
1994(a).........     --          1.61     15.79      13.08(d)   1.25(c)      1.23(c)   102.23(d)    41,528,232   3.24(c)  (0.76)(c)

----
(a) For the period from February 5, 1993 (commencement of operations) to January 31, 1994.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account. For the year ended January 31, 1995, total return, excluding additional paid in capital(e), would be 3.34%.
(c) Annualized.
(d) Not annualized.
(e) See Note 8.
(f) Calculated based on the average shares outstanding methodology.


-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
SELECT EQUITY FUND

-------------------------------------------------------------------------------

                                     INCOME (LOSS) FROM                       DISTRIBUTIONS TO
                                   INVESTMENT OPERATIONS                        SHAREHOLDERS
                           -------------------------------------- ----------------------------------------
                                       NET REALIZED                              FROM
                                      AND UNREALIZED                         NET REALIZED
                 NET ASSET            GAIN (LOSS) ON TOTAL INCOME    FROM      GAIN ON                     NET INCREASE NET ASSET
                  VALUE,      NET      INVESTMENTS,  (LOSS) FROM     NET      INVESTMENT       TOTAL        (DECREASE)   VALUE,
                 BEGINNING INVESTMENT   OPTIONS AND   INVESTMENT  INVESTMENT AND FUTURES  DISTRIBUTIONS TO    IN NET     END OF
                 OF PERIOD   INCOME      FUTURES      OPERATIONS    INCOME   TRANSACTIONS   SHAREHOLDERS   ASSET VALUE   PERIOD
         --------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY
31,
--------------------------
1995............  $15.93     $0.20        $(0.38)       $(0.18)    $ (0.20)     $(0.94)        $(1.14)        $(1.32)    $14.61
1994............   15.46      0.17          2.08          2.25       (0.17)      (1.61)         (1.78)          0.47      15.93
1993............   15.05      0.22          0.41          0.63       (0.22)        --           (0.22)          0.41      15.46
FOR THE PERIOD ENDED JANU-
ARY 31,
--------------------------
1992(a).........   14.17      0.11          0.88          0.99       (0.11)        --           (0.11)          0.88      15.05
                                                                                       RATIOS
                                                                                    ASSUMING NO
                                                                                  VOLUNTARY WAIVER
                                                                                OF DISTRIBUTION FEES
                                                                              ------------------------
                             RATIO OF   RATIO OF NET                                      RATIO OF NET
                                NET      INVESTMENT                  NET       RATIO OF    INVESTMENT
                            EXPENSES TO  INCOME TO   PORTFOLIO    ASSETS AT   EXPENSES TO    INCOME
                   TOTAL    AVERAGE NET AVERAGE NET  TURNOVER       END OF      AVERAGE    TO AVERAGE
                 RETURN(B)    ASSETS       ASSETS      RATE         PERIOD    NET ASSETS   NET ASSETS
         --------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY
31,
--------------------------
1995............   (1.10)%     1.38%        1.33%      56.18%    $ 94,967,509    1.63%        1.08%
1994............   15.12       1.42         0.92       87.73       92,768,764    1.67         0.67
1993............    4.30       1.28         1.30      144.93      117,757,325    1.53         1.05
FOR THE PERIOD ENDED JANU-
ARY 31,
--------------------------
1992(a).........    7.01(d)    1.57(c)      1.24(c)   135.02(c)   151,141,667    1.82(c)      0.99(c)

----
(a) For the period from May 24, 1991 (commencement of operations) to January 31, 1992.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c) Annualized.
(d) Not annualized.


-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
CAPITAL GROWTH FUND

-------------------------------------------------------------------------------

                              INCOME (LOSS) FROM INVESTMENT
                                        OPERATIONS                          DISTRIBUTIONS TO SHAREHOLDERS
                           ------------------------------------ -----------------------------------------------------
                                       NET REALIZED    TOTAL
                                      AND UNREALIZED   INCOME                 FROM NET
                 NET ASSET            GAIN (LOSS) ON   (LOSS)               REALIZED GAIN  IN EXCESS                  NET INCREASE
                 VALUE AT     NET      INVESTMENTS,     FROM     FROM NET  ON INVESTMENTS,   OF NET        TOTAL       (DECREASE)
                 BEGINNING INVESTMENT  OPTIONS AND   INVESTMENT INVESTMENT     OPTIONS     INVESTMENT  DISTRIBUTIONS     IN NET
                 OF PERIOD   INCOME      FUTURES     OPERATIONS   INCOME     AND FUTURES     INCOME   TO SHAREHOLDERS ASSET VALUE
        ----------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY
31,
--------------------------
1995............  $15.96     $0.03        $(0.69)      $(0.66)    $(0.01)      $(1.62)       $  --        $(1.63)        $(2.29)
1994............   14.64      0.02          2.40         2.42      (0.01)       (1.07)        (0.02)       (1.10)          1.32
1993............   13.65      0.06          2.28         2.34      (0.07)       (1.28)          --         (1.35)          0.99
1992............   11.10      0.28          2.90         3.18      (0.31)       (0.32)          --         (0.63)          2.55
FOR THE PERIOD ENDED JANU-
ARY 31,
--------------------------
1991(a).........   11.34      0.34         (0.27)        0.07      (0.31)         --            --         (0.31)         (0.24)
                                                                                          RATIOS ASSUMING NO
                                                                                          VOLUNTARY WAIVER OF
                                                                                           DISTRIBUTION FEES
                                                                                       -------------------------
                                       RATIO OF   RATIO OF NET                                     RATIO OF NET
                 NET ASSET                NET      INVESTMENT                 NET       RATIO OF    INVESTMENT
                  VALUE,              EXPENSES TO  INCOME TO   PORTFOLIO   ASSETS AT   EXPENSES TO INCOME (LOSS)
                  END OF     TOTAL    AVERAGE NET AVERAGE NET  TURNOVER      END OF      AVERAGE    TO AVERAGE
                   PERIOD  RETURN(B)    ASSETS       ASSETS      RATE        PERIOD    NET ASSETS   NET ASSETS
        ----------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY
31,
--------------------------
1995............  $13.67     (4.38)%     1.38%        0.16%      38.36%   $862,104,805    1.63%        (0.09)%
1994............   15.96     16.89       1.38         0.13       36.12     833,681,892    1.63         (0.12)
1993............   14.64     18.01       1.41         0.42       58.93     665,975,831    1.66          0.17
1992............   13.65     29.31       1.53         2.09       48.93     500,306,650    1.78          1.84
FOR THE PERIOD ENDED JANU-
ARY 31,
--------------------------
1991(a).........   11.10      0.84(d)    1.27(d)      3.24(d)    35.63(d)  437,532,964    1.47(d)       3.04(d)

----
(a) For the period from April 20, 1990 (commencement of operations) to January 31, 1991.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charges were taken into account.
(c) Annualized.
(d) Not annualized.


-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
SMALL CAP EQUITY FUND

-------------------------------------------------------------------------------

                               INCOME (LOSS) FROM INVESTMENT
                                         OPERATIONS                          DISTRIBUTIONS TO SHAREHOLDERS
                           -------------------------------------- ----------------------------------------------------
                                                                                  FROM      IN EXCESS OF
                                       NET REALIZED                               NET         REALIZED
                                      AND UNREALIZED                         REALIZED GAIN    GAINS ON                     NET
                 NET ASSET    NET     GAIN (LOSS) ON TOTAL INCOME    FROM    ON INVESTMENT, INVESTMENT,      TOTAL      INCREASE
                  VALUE,   INVESTMENT  INVESTMENTS,  (LOSS) FROM     NET       OPTION AND    OPTION AND  DISTRIBUTIONS (DECREASE)
                 BEGINNING   INCOME    OPTIONS AND    INVESTMENT  INVESTMENT    FUTURES       FUTURES         TO         IN NET
                 OF PERIOD   (LOSS)      FUTURES      OPERATIONS    INCOME    TRANSACTIONS  TRANSACTIONS SHAREHOLDERS  ASSET VALUE
     ---------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,
------------------------------
1995............  $20.67     $(0.07)      $(3.53)       $(3.60)      $--         $(0.69)       $(0.24)        $(0.93)    $(4.53)
1994............   16.68      (0.04)        5.03          4.99        --          (1.00)          --           (1.00)      3.99
For the Period Ended January 31,
1993(a).........   14.18       0.03         2.50          2.53     (0.03)           --            --           (0.03)      2.50
                                                                                         RATIOS ASSUMING NO
                                                                                        VOLUNTARY WAIVER OF
                                                                                        DISTRIBUTION FEES OR
                                                                                        EXPENSE LIMITATIONS
                                                                                       ------------------------
                                                    RATIO OF
                                                      NET                                           RATIO OF
                                        RATIO OF   INVESTMENT                                         NET
                 NET ASSET                 NET       INCOME                             RATIO OF   INVESTMENT
                  VALUE,               EXPENSES TO (LOSS) TO   PORTFOLIO   NET ASSETS  EXPENSES TO    LOSS
                  END OF     TOTAL     AVERAGE NET  AVERAGE    TURNOVER      AT END      AVERAGE   TO AVERAGE
                  PERIOD   RETURN(B)     ASSETS    NET ASSETS    RATE      OF PERIOD   NET ASSETS  NET ASSETS
     ---------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,
------------------------------
1995............  $16.14    (17.53)%      1.53%      (0.53)%     43.67%   $319,487,210    1.78%      (0.78)%
1994............   20.67     30.13        1.60       (0.45)      56.81     261,074,167    1.85       (0.70)
For the Period Ended January 31,
1993(a).........   16.68     17.86(d)     1.65(c)     0.62(c)     7.12(c)   59,338,679    2.70(c)    (0.43)(c)

----
(a) For the period from October 22, 1992 (commencement of operations) to January 31, 1993.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
(c) Annualized.
(d) Not annualized.


-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
INTERNATIONAL EQUITY FUND

-------------------------------------------------------------------------------

                                   INCOME (LOSS) FROM INVESTMENT OPERATIONS              DISTRIBUTIONS TO SHAREHOLDERS
                           -------------------------------------------------------- ---------------------------------------
                                              NET             NET                                FROM NET
                                            REALIZED       REALIZED                              REALIZED
                                         AND UNREALIZED AND UNREALIZED     TOTAL                 GAIN ON
                 NET ASSET               GAIN (LOSS) ON LOSS ON FOREIGN   INCOME       FROM    INVESTMENT,
                  VALUE,        NET       INVESTMENTS,     CURRENCY     (LOSS) FROM    NET      OPTION AND       TOTAL
                 BEGINNING  INVESTMENT      OPTIONS         RELATED     INVESTMENT  INVESTMENT   FUTURES     DISTRIBUTIONS
                 OF PERIOD INCOME (LOSS)  AND FUTURES    TRANSACTIONS   OPERATIONS    INCOME   TRANSACTIONS TO SHAREHOLDERS
       -----------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY
31,
--------------------------
1995............  $18.10       $0.06         $(3.04)        $(0.01)       $(2.99)      --        $(0.59)        $(0.59)
1994............   14.35        0.05           4.08          (0.38)         3.75       --            --            --
FOR THE PERIOD ENDED JANU-
ARY 31,
--------------------------
1993(a).........   14.18       (0.01)          0.29          (0.11)         0.17       --            --            --
                                                                                                        RATIOS ASSUMING NO
                                                                                                        VOLUNTARY WAIVER OF
                                                                                                       DISTRIBUTION FEES OR
                                                                                                        EXPENSE LIMITATIONS
                                                                                                     -------------------------
                                                                RATIO OF NET                                       RATIO OF
                     NET                             RATIO OF    INVESTMENT                                     NET INVESTMENT
                   INCREASE   NET ASSET                 NET        INCOME                   NET       RATIO OF      INCOME
                  (DECREASE)   VALUE,               EXPENSES TO  (LOSS) TO    PORTFOLIO    ASSETS     EXPENSES      (LOSS)
                 IN NET ASSET  END OF     TOTAL     AVERAGE NET AVERAGE NET   TURNOVER   AT END OF   TO AVERAGE   TO AVERAGE
                    VALUE      PERIOD   RETURN(B)     ASSETS       ASSETS       RATE       PERIOD    NET ASSETS   NET ASSETS
       -----------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY
31,
--------------------------
1995............    $(3.58)    $14.52    (16.65)%      1.73%        0.40%       84.54%  $275,086,469    1.98%        0.15%
1994............      3.75      18.10     26.13        1.76         0.51        60.04    269,091,009    2.01         0.26
FOR THE PERIOD ENDED JANU-
ARY 31,
--------------------------
1993(a).........      0.17      14.35      1.23(d)     1.80(c)     (0.42)(c)     0.00%    66,063,203    2.58(c)     (1.20)(c)

----
(a) For the period from December 1, 1992 (commencement of operations) to January 31, 1993.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
(c) Annualized.
(d) Not annualized.


-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD(A)
ASIA GROWTH FUND

-------------------------------------------------------------------------------

                                      INCOME (LOSS)                           DISTRIBUTIONS TO
                               FROM INVESTMENT OPERATIONS                       SHAREHOLDERS
                           -----------------------------------                ----------------
                                                      NET
                                                  REALIZED AND
                                                   UNREALIZED
                    NET                             GAIN ON      TOTAL                               NET     NET
                   ASSET                  NET       FOREIGN       LOSS                   TOTAL     DECREASE ASSET
                  VALUE,      NET     UNREALIZED    CURRENCY      FROM     FROM NET  DISTRIBUTIONS  IN NET  VALUE,
                 BEGINNING INVESTMENT  (LOSS) ON    RELATED    INVESTMENT INVESTMENT      TO        ASSET   END OF   TOTAL
                 OF PERIOD   INCOME   INVESTMENTS TRANSACTIONS OPERATIONS   INCOME   SHAREHOLDERS   VALUE   PERIOD RETURN(B)
           ----------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANU-
ARY 31,
--------------------------
1995(a).........  $14.18     $0.11      $(0.89)      $0.01       $(0.77)    $(0.10)     $(0.10)     $(0.87) $13.31 (5.46%)(d)
                                                                RATIOS ASSUMING NO
                                                                VOLUNTARY WAIVER OF
                                                               DISTRIBUTION FEES OR
                                                                EXPENSE LIMITATIONS
                                                               --------------------
                               RATIO                                         RATIO
                    RATIO      OF NET                                        OF NET
                   OF NET    INVESTMENT                         RATIO OF   INVESTMENT
                 EXPENSES TO INCOME TO                NET       EXPENSES    LOSS TO
                   AVERAGE    AVERAGE   PORTFOLIO  ASSETS AT   TO AVERAGE   AVERAGE
                     NET        NET     TURNOVER     END OF       NET         NET
                   ASSETS      ASSETS     RATE       PERIOD      ASSETS      ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANU-
ARY 31,
--------------------------
1995(a).........    1.90%(c)  1.83%(c)   36.08%   $124,298,279   2.38%(c)   1.35%(c)

----
(a) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
(c) Annualized.
(d) Not annualized.


-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Goldman Sachs Equity Portfolios, Inc.:

 We have audited the accompanying statements of assets and liabilities of Goldman Sachs Equity Portfolios, Inc., (a Maryland Corporation) comprising the Balanced Fund, Growth and Income Fund, Select Equity Fund, Capital Growth Fund, Small Cap Equity Fund, International Equity Fund, and Asia Growth Fund including the statements of investments, as of January 31, 1995, and the related statements of operations and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Goldman Sachs Equity Portfolios, Inc. as of January 31, 1995, the results of its operations and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                       Arthur Andersen LLP

Boston, Massachusetts
March 3, 1995

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Equity Portfolios, Inc. Pro-spectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.

GOLDMAN
SACHS

Goldman Sachs
1 New York Plaza
New York, NY 10004

BOARD OF DIRECTORS
Paul C. Nagel, Jr., Chairman
Ashok N. Bakhru
Marcia L. Beck
David B. Ford
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS
Marcia L. Beck, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary


GOLDMAN SACHS
Investment Adviser, Administrator,
Distributor and Transfer Agent

EQANN95


GOLDMAN
SACHS

GOLDMAN SACHS
EQUITY PORTFOLIOS, INC.


Annual Report
January 31, 1995

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

  We are pleased to have the opportunity to review the performance and discuss the holdings of the Goldman Sachs Equity Portfolios for the six-month period ended July 31, 1995. There is good news to report as performance of the U.S. stock market and selected markets elsewhere in the world improved dramatically over 1994.

U.S. Market Overview:
Relatively Stable Interest Rates, Strong Earnings and Low Inflation Propelled Stocks Higher

  In marked contrast to 1994, thus far in 1995 the U.S. stock market experienced one of the most vigorous rallies since the bull market began in 1991. Many investors returned to the stock market, as interest rates stabilized in the U.S. after the seventh tightening by the U.S. Federal Reserve Board on February 1 and then declined. The market set new records each month, with enthusiasm sustained by strong corporate earnings for many large U.S. companies during the first quarter of 1995, and healthy earnings growth for the second quarter as well. Meanwhile, inflation, as measured by the Consumer Price Index (CPI), increased a small amount to an estimated annualized rate of 3.2% from December through June compared with 2.6% for 1994.

  Earnings growth for the second half of the year is expected to be considerably more subdued as the economy has slowed markedly during the past few months. Consensus appears to be that the hoped-for "soft landing" (slower growth with low inflation) will materialize.

  During the first few months of the period under review, larger U.S. companies outperformed smaller companies, with the technology sector leading the way for most of the period. Financial service companies and companies that realized substantial revenues from exports also did well. During the second quarter, smaller stocks caught up. From February 1 through July 31, the S&P 500 stock index (with income reinvested), often used as a broad indicator of large U.S. stocks, rose 21.1%. The Russell 2000 (with income reinvested), a leading benchmark consisting of smaller U.S. companies, increased 22.6% for the same period.

Despite Generally Slower Economic Growth, the Fed Remained Neutral Until July

  Slower economic growth coupled with relatively contained inflation characterized the period and fueled a major bond rally that gained momentum in late April and early May. Key economic indicators showed a relatively sharp slowdown during much of the period under review, with some signs of growth emerging in July.
 . Real Gross Domestic Product (GDP) increased a relatively modest 2.7% during the first quarter of 1995 (compared with 5.1% for the fourth quarter of 1994) and, based on revised estimates, was 1.1% for the second quarter.
 . Auto sales were soft, as were orders for durable goods, which fell 4.6% in
  April, recovered only 2.7% in May, then declined 2.1% in July.
 . Factory output slowed after a significant buildup in inventories and very high plant capacity utilization during the fourth quarter of 1994.


--------------------------------------------------------------------------------
Table of Contents

Introduction/Market Overview..............................................   1
Goldman Sachs Balanced Fund...............................................   4
Goldman Sachs Select Equity Fund..........................................  10
Goldman Sachs Growth and Income...........................................  15
Goldman Sachs Capital Growth Fund.........................................  19
Goldman Sachs Small Cap Equity Fund.......................................  23
Goldman Sachs International Equity Fund...................................  27
Goldman Sachs Asia Growth Fund............................................  32
Financial Statements......................................................  38
Notes to Financial Statements.............................................  46
Financial Highlights......................................................  53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)



--------------------------------------------------------------------------------
 . Sales and starts of single-family homes declined from January through April, each reaching its lowest level in two years. Lower interest rates caused the trend to reverse sharply in May, with sales of new and existing homes rising approximately 20% and 4.7%, respectively. In July, housing starts rose 6.7%, their biggest gain in 16 months.

  After February 1, the U.S. Federal Reserve remained resolutely neutral until July 6, when it decreased the Federal Funds rate (the rate banks charge one another for overnight borrowing) by 25 basis points to 5.75%, in an effort to stem the economic slowdown. The stock market responded favorably.

Resumption of Growth by Year End Probable

  Opinion is divided regarding exactly when the economy will resume its ascent, with some expecting a turnaround by year end and others believing that some sectors of the economy have already begun to rebound. The factors that could contribute to this positive outlook include the recent decrease in short-term rates by the Fed, the decrease in long-term interest rates that could eventually strengthen home building and other interest rate-sensitive sectors, the potential for U.S. export growth to continue and indications that a stimulative fiscal policy may be adopted based on the continuing discussions in Congress regarding tax reform.

After Declining to Post-World War II Lows, the Dollar Stabilized

  Starting in February 1995, the dollar weakened dramatically, stemming from the general economic slowdown, the U.S. trade imbalance with Japan and concern regarding the devaluation of the Mexican peso. From January through April, the dollar fell approximately 18% against the yen and 12% against the deutsche mark, hitting postwar lows during that period. In May, the dollar recovered a small portion of its losses, held its own in June and then rallied 4% against the yen in July, making the second half of the period under review considerably more stable than the first. The positive side of the weaker dollar was that it brought good news for U.S. exports, which were relatively cheap in terms of most foreign currencies. In mid-August, the central banks of the U.S., Japan and Germany intervened to support the dollar.

The International Market Environment: A Mixed Picture With a Stronger Finish for Some Markets

  In the first half of 1995, international equity markets started in the doldrums but, in some cases, ended markedly improved. The Japanese market declined the most significantly, then rallied briefly in July.

 . European stock markets were less volatile during the first half of 1995 compared with a weak ending for 1994. From mid-March forward, a sustained rally in Europe favored some stock markets more than others. In general, the European economic recovery has proceeded at a moderate pace, with inflation low and unemployment remaining high. Political uncertainties, stemming from such factors as elections in France, the struggle for leadership in Britain and large budget deficits that spurred fears of inflation in Italy and Sweden, caused investors to seek what were perceived to be safe havens in deutsche marks and Swiss francs based on Germany and Switzerland's political and economic stability.

 . In Japan, the economy was hindered by the strong yen that contributed to a decline in exports. In addition, significant costs and concerns resulting from the devastating earthquake in Kobe took a heavy toll. Domestic consumption declined and the trend for Japanese companies to outsource production to less expensive markets in Southeast Asia increased. During the first half of the year, the Nikkei 300 declined by approximately 22% amid significant downward revisions in earnings growth based on the assumption that the yen would remain strong, then rose 12% in July.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

 . Asian stock markets experienced mixed performance and low volume, despite stable economic fundamentals in the region. After a violent sell-off in Asia during January, caused in part by the "spillover" effect of the devaluation of the Mexican peso and weakness in Latin American markets, February saw most Asian markets rebound strongly. March and April were mixed followed by another strong rally in May, which was fueled by foreign capital inflows to the region. In addition, the positive results of the U.S. equity market encouraged increased investor interest in the relatively inexpensive markets of Asia. Profit taking in June affected markets throughout the region, while July brought lower volatility and positive results.

  We are pleased to note that most of The Goldman Sachs Equity Portfolios did well during this period, due to our emphasis on extensive fundamental research and successful stock selection by our portfolio managers, as well as the favorable environment for equities. As in the past, we remind you to take a long-term point of view with regard to your investments in The Goldman Sachs Equity Portfolios. While our goal is to deliver consistent performance over time, equity markets can be volatile and it is unlikely that the second half of 1995 will match the powerful stock market rally that marked the first half of the year. As always, we appreciate your support and will continue to do our best to serve your investment needs.

Sincerely,

/s/ David B. Ford

David B. Ford
Chairman, Chief Executive Officer
Goldman Sachs Asset Management

August 31, 1995

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund



--------------------------------------------------------------------------------
Objective and Investment Approach

  The Goldman Sachs Balanced Fund seeks to provide investors with a combination of long-term growth of capital and current income by investing in a diversified portfolio that includes both equity and fixed income securities. Under normal market conditions, the fund is expected to maintain an asset mix of approximately 50% to 70% in stocks and other equity securities, with the remainder (at minimum 25%) in bonds and other fixed income securities. Currently, the fund's "neutral" weighting is expected to be approximately 55% stocks and 45% bonds. However, the fund's portfolio management team will review the fund's asset mix on a regular basis and adjust it to reflect changes in the economic environment. The fund will focus primarily on U.S. common stocks, other equity securities and fixed income securities.

  Stocks are selected using a value style, identifying those judged to be inexpensive relative to their expected long-term earnings and ability to pay dividends. We also consider the degree to which a company's management is committed to increasing value for shareholders.

  In the fixed income portion of the portfolio, our investment approach is to actively manage the portfolio within a risk-controlled framework. We de-emphasize interest rate anticipation by monitoring the portfolio's duration to keep it within a narrow range of a target, and instead focus on seeking to add value through sector selection, security selection and yield curve strategies.

Performance Review: The Fund's Slight Overweighting in Equities Aids Results

  For the six-month period ended July 31, 1995, the Goldman Sachs Balanced Fund had a total return of 16.96% based on net asset value compared with a return of 16.14% for its benchmark, a combination of the S&P 500 stock index (weighted at 60%) and the Lehman Brothers Aggregate Bond Index (weighted at 40%).

  The fund's outperformance relative to the benchmark reflects a combination of its slight overweighting in equities during the period and its successful stock selection. In the declining interest rate environment, the fixed income portion of the fund's portfolio also contributed to its positive return.

Portfolio Composition: Successful Stock Selection in Diverse Sectors

  As of July 31, the fund's asset mix based on net assets was 58% in equities, 34% in fixed income investments and 14% in cash equivalents.

  . Equities: The fund's top-performing stocks during the period included several well-known names in the defense sector: McDonnell Douglas Corp., Northrop Grumman Corp. and Lockheed-Martin. Investors are beginning to recognize the extent to which these companies can generate and benefit from their significant cash flows. For example, McDonnell Douglas is using some of its excess cash for a stock repurchase program and Northrop is expected to begin paying down some of its debt.

  The fund also benefited from its investments in paper stocks including Stone Container Corp., Georgia-Pacific Corp. and Champion International Corp., all of which reported stronger earnings than expected. Even as the U.S. economy slows, demand for paper products is expected to continue to grow and worldwide production capacity is still somewhat muted.

  Brunswick Corp. (marine engines and pleasure boats) and Outboard Marine Corp. experienced slow early spring sales, which led to stock price declines. Since we believed that the long-term earnings power of both companies was underappreciated by the market, we used this as an opportunity to add to our positions. During the summer, sales at both companies have rebounded and so have the stocks. Another weak performer, Valassis Communications (a publisher of inserts and coupons for newspapers), was hurt by the company's announcement that its return to previous levels of profitability would take longer than expected. However, we believe opportunities exist for Valassis to improve its margins over time.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Top 10 Equity Holdings as of July 31, 1995


                                                                     Percentage
                                                                     of Equity
Company                              Line of Business                 Holdings
McDonnell Douglas Corp.              Aerospace/Defense                  4.2%
Stone Container Corp.                Pulp and Paper Products            4.0%
Ford Motor Co.                       Automotive Products                3.5%
RJR Nabisco Holdings Corp.           Tobacco and Food Products          3.4%
Georgia-Pacific Corp.                Paper and Forest Products          3.3%
Chiquita Brands International, Inc.  Grocery Products                   3.1%
Consolidated Freightways, Inc.       Trucking                           2.9%
J.C. Penney Co., Inc.                Discount Retailing                 2.8%
Brunswick Corp.                      Marine Engines and                 2.6%
                                      Pleasure Boats
Philip Morris Cos., Inc.             Tobacco and Food Products          2.6%

  . Fixed Income: During the period, the fixed income portion of the portfolio was gradually diversified. As of July 31, the fund's fixed income investments included U.S. Treasury securities (27.3%), corporate bonds (20.8%), mortgage-backed securities (10.7%), asset-backed securities (6.4%), government agency debt (5.9%) and cash equivalents (28.9%). Despite an increase in prepayment risk, we like the mortgage sector, which we believe is attractively valued. We also have a positive view of corporate securities, which we expect to perform well as the risk of recession declines. We hold asset-backed securities and government agency debt because they provide attractive yields over Treasuries.

Outlook

  If economic growth resumes later in the year and inflation remains low, both the stock and bond markets should do well. Currently, we favor equities over bonds and will allocate the portfolio accordingly. However, we will continue to carefully monitor the fund's asset allocation and make adjustments as economic and market conditions change. We believe that our extensive fundamental research will uncover underpriced stocks and attractive fixed income opportunities that will help in seeking to achieve the fund's investment objectives over time.


     /s/ Mitchell E. Cantor                       /s/ Ronald E. Gutfleish

         Mitchell E. Cantor                           Ronald E. Gutfleish

                         Portfolio Managers, Equities


     /s/ Jonathan A. Beinner                      /s/ Theodore T. Sotir

         Jonathan A. Beinner                          Theodore T. Sotir

                       Portfolio Managers, Fixed Income

August 31, 1995



--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund

July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------
Shares     Description                                                     Value
================================================================================
Common Stocks--58.0%
Aerospace/Defense--4.4%
3,204      Lockheed Martin Corp.                                      $  201,452
8,900      McDonnell Douglas Corp.                                       735,363
5,700      Northrop Grumman Corp.                                        324,900
1,500      Thiokol Corp.                                                  49,875
--------------------------------------------------------------------------------
                                                                       1,311,590
--------------------------------------------------------------------------------
Auto Parts-Original Equipment--1.4%
5,900      Goodyear Tire & Rubber Co.                                    255,913
5,800      Lear Seating Corp.*                                           156,600
--------------------------------------------------------------------------------
                                                                         412,513
--------------------------------------------------------------------------------
Automotive Products--2.6%
20,900     Ford Motor Co.                                                603,488
3,300      General Motors Corp.                                          160,875
--------------------------------------------------------------------------------
                                                                         764,363
--------------------------------------------------------------------------------
Bank Holding Companies--1.0%
7,300      Lincoln National Corp.                                        300,213
--------------------------------------------------------------------------------
Beverages-Alcoholic--1.3%
7,200      Anheuser Busch Companies, Inc.                                400,476
--------------------------------------------------------------------------------
Building Materials--0.2%
1,000      Armstrong World Industries, Inc.                               55,250
--------------------------------------------------------------------------------
Cable Television Systems--1.2%
13,900     Tele Communications, Inc.*                                    347,500
--------------------------------------------------------------------------------
Chemicals-Plastics--1.1%
12,100     Geon Co.                                                      340,313
--------------------------------------------------------------------------------
Commercial Banks--2.1%
6,100      Nationsbank Corp.                                             342,363
9,400      Shawmut National Corp.                                        290,225
--------------------------------------------------------------------------------
                                                                         632,588
--------------------------------------------------------------------------------
Computers--1.9%
6,700      Compaq Computer Corp.*                                        340,025
3,700      Dell Computer Corp.*                                          240,500
--------------------------------------------------------------------------------
                                                                         580,525
--------------------------------------------------------------------------------
Containers-Metal and Glass--1.1%
24,500     Owens Illinois Corp.*                                         339,938
--------------------------------------------------------------------------------
Discount Retailing--1.6%
10,100     J.C. Penney, Inc.*                                            488,588
--------------------------------------------------------------------------------
Electronics--0.9%
5,000      Loral Corp.*                                                  280,000
--------------------------------------------------------------------------------
Energy--0.9%
11,900     Entergy Corp.                                                 282,625
--------------------------------------------------------------------------------
Financial Services--0.8%
1,500      North American Mortgage Co.                                    32,438
5,200      Reliastar Financial Corp.                                     198,250
--------------------------------------------------------------------------------
                                                                         230,688
--------------------------------------------------------------------------------
Grocery Products--1.8%
37,200     Chiquita Brands International, Inc.                           544,050
--------------------------------------------------------------------------------
Health and Medical Services--2.7%
1,700      U S Healthcare Inc.                                            53,763
20,400     Tenet Healthcare Corp.                                        311,100
9,200      Columbia/HCA Healthcare                                       450,800
--------------------------------------------------------------------------------
                                                                         815,663
--------------------------------------------------------------------------------
Home Builders--1.2%
3,500      Centex Corp.                                                   98,000
13,300     Lennar Corp.                                                  256,025
--------------------------------------------------------------------------------
                                                                         354,025
--------------------------------------------------------------------------------
Insurance--3.9%
13,300     FHP International Corp.*                                      349,137
12,500     PartnerRe Holdings, Ltd.                                      315,625
7,400      Travelers Group, Inc.                                         350,575
3,800      US Life Corp.                                                 158,650
--------------------------------------------------------------------------------
                                                                       1,173,987
--------------------------------------------------------------------------------
Marine and Pleasure Boats--2.4%
22,900     Brunswick Corp.                                               460,863
12,400     Outboard Marine Corp.                                         248,000
--------------------------------------------------------------------------------
                                                                         708,863
--------------------------------------------------------------------------------
Miscellaneous--0.7%
7,800      Fleming Companies Inc.                                        205,725
--------------------------------------------------------------------------------
Money Center Banks--0.6%
3,100      BankAmerica Corp.                                             167,400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)

July 31, 1995
(Unaudited)


--------------------------------------------------------------------------------
Shares     Description                                                     Value
================================================================================
Common Stocks (continued)
Mortgage Banking--0.8%
10,900     Bergen Brunswig Corp.                                     $   235,713
--------------------------------------------------------------------------------
Oil & Gas--2.5%
1,600      Chevron Corp.*                                                 79,000
1,400      Texaco, Inc.                                                   93,100
2,000      Atlantic Richfield Co.                                        230,500
10,700     Tosco Corp.                                                   350,425
--------------------------------------------------------------------------------
                                                                         753,025
--------------------------------------------------------------------------------
Oil & Gas-International--0.3%
1,300      Exxon Corp.                                                    94,250
--------------------------------------------------------------------------------
Oil-International Integrated--0.8%
1,600      Mobil Corp.                                                   156,400
700        Royal Dutch Petroleum ADR                                      88,900
--------------------------------------------------------------------------------
                                                                         245,300
--------------------------------------------------------------------------------
Paper and Forest Products--2.9%
5,100   Champion International Corp.                                     287,513
6,600   Georgia-Pacific Corp.                                            569,250
--------------------------------------------------------------------------------
                                                                         856,763
--------------------------------------------------------------------------------
Petroleum Refining--0.6%
5,200      Ashland Inc.                                                  178,750
--------------------------------------------------------------------------------
Publishing--0.6%
12,700     Valassis Communications, Inc.                                 180,975
--------------------------------------------------------------------------------
Pulp and Paper Products--2.3%
32,100     Stone Container Corp.                                         694,163
--------------------------------------------------------------------------------
Retail--1.1%
9,500      Melville Corp.*                                               342,000
--------------------------------------------------------------------------------
Retail-Department Stores--0.3%
2,700      Sears Roebuck & Co.                                            88,088
--------------------------------------------------------------------------------
Retail-General Merchandise--0.6%
5,600      Supervalue, Inc.                                              172,200
--------------------------------------------------------------------------------
Savings and Loans--1.1%
8,000      GP Financial Corp.                                            193,000
3,800      Standard Federal Bancorp.                                     139,175
--------------------------------------------------------------------------------
                                                                         332,175
--------------------------------------------------------------------------------
Security and Commodity Brokers, Dealers and Services--0.4%
800        Salomon, Inc.*                                                 29,500
3,800      Lehman Brothers Holdings, Inc.                                 84,075
--------------------------------------------------------------------------------
                                                                         113,575
--------------------------------------------------------------------------------
Shoes--0.2%
17,900     LA Gear, Inc.*                                                 53,700
--------------------------------------------------------------------------------
Technology--0.3%
3,700      Storage Technology Corp.                                       94,813
--------------------------------------------------------------------------------
Tobacco and Food Products--4.0%
6,300      Philip Morris Companies, Inc.                                 451,238
7,500      Universal Corp.                                               161,250
21,700     RJR Nabisco Holdings Corp.                                    599,463
--------------------------------------------------------------------------------
                                                                       1,211,951
--------------------------------------------------------------------------------
Trucking--1.7%
21,100     Consolidated Freightways, Inc.                                503,763
--------------------------------------------------------------------------------
Utility--1.7%
6,500      CMS Energy Corp.                                              162,500
21,600     Long Island Lighting Co.                                      345,600
--------------------------------------------------------------------------------
                                                                         508,100
--------------------------------------------------------------------------------
Total Common Stocks
 (Cost $15,959,175)                                                  $17,396,187
================================================================================
Preferred Stocks--0.1%
Tobacco--0.1%
3,400      RJR Nabisco Holdings Corp.
           Convertible Preferred, 6.50%                              $    19,975
--------------------------------------------------------------------------------
Total Preferred Stocks
 (Cost $23,870)                                                      $    19,975
================================================================================


Principal              Interest                 Maturity
Amount                   Rate                     Date                     Value
================================================================================
Asset Backed Securities--3.1%
Case Equipment Loan Trust, Series 1995-A, Class A
$162,153                 7.30%                   03/15/02               $164,141
Ford Credit Grantor Trust, Series 1994-B, Class A
  77,714                 7.30                    10/15/99                 78,823

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)

July 31, 1995
(Unaudited)


================================================================================
Principal              Interest                 Maturity
Amount                   Rate                     Date                     Value
================================================================================
Asset Backed Securities (continued)
General Motors Acceptance Corp. Grantor Trust, Series 1994-A,
Class A
$   96,973               6.30%                  06/15/99              $   97,099
General Motors Acceptance Corp. Grantor Trust, Series 1995-A,
Class A
   187,551               7.15                   03/15/00                 189,601
Peoples Bank Credit Card Master Trust, Series 1994-1, Class A
   140,000               5.10                   08/15/97                 137,763
Premier Auto Trust, Series 1994-1, Class A3
   160,000               4.75                   02/02/00                 157,429
Standard Credit Card Master Trust, Series 1995-3 Class A
   100,000               7.85                   02/07/02                 104,656
--------------------------------------------------------------------------------
Total Asset Backed Securities
   (Cost $925,049)                                                    $  929,512
================================================================================
Corporate Bonds--10.0%
Finance Bonds--4.7%
Bank America Corp.
$  200,000               7.75%                  07/15/02              $  207,156
Capital One Bank
   200,000               8.13                   02/27/98                 204,934
Chase Manhattan Corp.
    50,000              10.00                   06/15/99                  55,363
Comdisco Inc.
   225,000               9.75                   01/15/97                 235,523
Continental Bank
   100,000              12.50                   04/01/01                 124,001
Countrywide Funding Corp.
   100,000               6.08                   07/14/99                  97,711
Fleet Mortgage Inc.
   175,000               6.50                   06/15/00                 172,802
Golden West Financial Corp.
   200,000              10.25                  12/01/00                 228,772
Resolution Funding Corp.
   280,000               7.33(a)                10/15/20                  45,178
   300,000               7.32(a)                01/15/21                  47,658
--------------------------------------------------------------------------------
Total Finance Bonds                                                    1,419,098
--------------------------------------------------------------------------------
Industrial Bonds--5.3%
Auburn Hills Trust
$   50,000              12.00%                  05/01/20                $ 72,519
Blockbuster Entertainment
    50,000               6.63                   02/15/98                  49,558
Cablevision Industries Corp.
    60,000              10.75                   01/30/02                  65,400
Chrysler Financial Corp.
   125,000               6.43                   07/31/97                 125,000
Coastal Corp.
   100,000               9.75                   08/01/03                 113,226
Ford Capital Corp.
   175,000               9.38                   01/01/98                 186,198
General Motors Acceptance Corp.
   170,000               7.13                   05/10/00                 171,851
News America Holdings
   150,000               9.13                   10/15/99                 161,298
Oryx Energy Co.
   125,000               9.30                   05/01/96                 126,551
RJR Nabisco Inc.
    50,000               8.63                   12/01/02                  50,539
    35,000               8.00                   07/15/01                  34,835
Tenneco Inc.
   110,000              10.00                   08/01/98                 119,815
Time Warner Inc.
   200,000               7.45                   02/01/98                 201,178
TKR Cable Inc.
    50,000              10.50                   10/30/07                  56,239
Tosco Corp.
    60,000               7.00                   07/15/00                  59,400
--------------------------------------------------------------------------------
Total Industrial Bonds                                                 1,593,607
--------------------------------------------------------------------------------
Total Corporate Bonds
  (Cost $3,038,995)                                                   $3,012,705
================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)

July 31, 1995
(Unaudited)


===============================================================================
Principal              Interest                 Maturity
Amount                   Rate                     Date                    Value
===============================================================================
Government Agency Obligations--1.1%
Federal Home Loan Bank
$   50,000               8.59%                  01/11/00             $   50,261
Federal Home Loan Mortgage Corp.
    20,000               8.20                   01/16/98                 20,521
Federal National Mortgage Association
    40,000               5.40                   12/30/98                 38,684
    30,000               5.62                   02/23/98                 29,442
Government Backed Trust (Turkey)
   199,752               9.40                   11/15/96                203,685
-------------------------------------------------------------------------------
Total Government Agency Obligations
  (Cost $346,034)                                                    $  342,593
===============================================================================
Mortgage Backed Obligations--6.9%
Federal Home Loan Mortgage Corp.
$  350,000               7.00%                TBA-30 year(b)         $  341,018
   500,000               8.00                 TBA-30 year(b)            507,618
Government National Mortgage Association
 1,000,000               8.00                 TBA-30 year(b)          1,021,875
   199,278               7.00                   09/15/23                194,732
-------------------------------------------------------------------------------
Total Mortgage Backed Obligations
  (Cost $2,076,307)                                                  $2,065,243
===============================================================================
U.S. Treasury Obligations--13.2%
United States Treasury Bonds
$   30,000               8.00%                  11/15/21             $   33,802
United States Treasury Interest-Only Stripped Securities
   140,000               7.22(a)                05/15/20                 24,130
United States Treasury Notes
 1,326,000               6.25                   02/15/03              1,313,562
   510,000               6.50                   05/15/97                515,340
    60,000               5.88                   05/31/96                 60,056
   900,000               7.50                   10/31/99                943,596
   280,000               7.38                   11/15/97                288,224
United States Treasury Principal-Only Stripped Securities
   830,000               6.48(a)                11/15/04                452,466
 1,950,000               7.19(a)                08/15/20                332,183
-------------------------------------------------------------------------------
Total U.S. Treasury Obligations
  (Cost $3,945,747)                                                  $3,963,359
===============================================================================
Repurchase Agreements--14.0%
Joint Repurchase Agreement Account(d)
$4,200,000               5.86%                  08/01/95(c)          $4,200,000
-------------------------------------------------------------------------------
Total Repurchase Agreements
  (Cost $4,200,000)                                                  $4,200,000
===============================================================================
Total Investments
  (Cost $30,515,177)(e)                                             $31,929,574
===============================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in which
    value exceeds cost                                              $ 1,601,876
   Gross unrealized loss for investments in which
    cost exceeds value                                                 (187,752)
-------------------------------------------------------------------------------
   Net unrealized gain                                               $1,414,124
===============================================================================

*    Non-income producing security.
(a) The interest rate disclosed for these securities represents effective yields to maturity.
(b) TBA (To Be Assigned) securities are purchased on a forward basis with an approximate (generally +/-2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(c)  Portions of these securities are being segregated for open TBA purchases.
(d) Portions of these securities are being segregated for mortgage dollar rolls.
(e)  The aggregate cost for federal income tax purposes is $30,515,450.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund



--------------------------------------------------------------------------------
Objective and Investment Approach

  The Goldman Sachs Select Equity Fund is designed to provide investors with a broadly diversified portfolio that can be used as a core holding on which to build an investment program. The fund seeks to provide investors with a total return (consisting of capital appreciation and dividend income) that, net of expenses, exceeds the total return of the S&P 500 stock index. The fund's mandate is to remain fully invested with industry diversification, capitalization and risk characteristics similar to the S&P 500. Therefore, the fund's relative performance compared with the index comes almost exclusively from stock selection within sectors. We believe the fund offers investors an attractive combination of value and growth, without assuming more risk than the broad market.

  The fund employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Investment Research Department with quantitative analysis generated by our own proprietary model and other techniques. Our model forecasts a stock's return using many different criteria including valuation measures, growth expectations, earnings momentum and risk. It also analyzes the impact of current economic conditions on different types of stocks. Those stocks ranked highly by both our quantitative model and the Goldman Sachs Investment Research Department are selected for the fund's portfolio.

Performance Review: Successful Stock Selection and Superior Valuation Characteristics

  For the six-month period ended July 31, 1995, the Goldman Sachs Select Equity Fund Class A shares had a total return of 23.48% based on net asset value compared with a total return of 21.07% for the S&P 500 stock index, its benchmark. The fund's outperformance of the S&P 500 during the period can be primarily attributed to successful stock selection, with a lesser portion from our strategic focus on stocks with lower price/earnings ratios, lower yields and significant sales from outside the U.S.

  The best performing stocks during the period under review had, on average, low ratios of price to earnings and book value, positive earnings momentum, positive earnings estimate revisions, large capitalizations and above-average volatility.

  In general, the fund's holdings have, on average, a better outlook for growth and profitability than the broad market, but they sell at cheaper valuation multiples. For example, as of July 31, the fund had both a lower average price/earnings ratio and a lower price to book ratio than the index. In addition, the fund's long-term expected growth rate (based on consensus estimates for five-year growth) was also slightly ahead of the S&P 500 as was its average return on equity.

  During the period, the fund benefited from several enhancements to our multifactor model, which now provides more dynamic information regarding the impact of changes in general economic and market conditions on various factors measured by the model. This "fine-tuning" is expected to continue to add value to the fund's stock selection by providing better, more timely return predictions.

Portfolio Composition:
Broad Diversification Is the Hallmark

  The fund was invested in a broadly diversified list of securities, with sector allocations and style characteristics generally similar to the S&P 500 stock index.

  The fund's top performers included several technology stocks like Texas Instruments, Intel and IBM, each of which contributed significantly to the fund's total return, as well as market leaders in other diverse industries such as Philip Morris, Schering Plough, PepsiCo, DuPont and Citicorp. The fund's holdings in Capital Cities/ABC stock also rose strongly, benefiting from the friendly takeover by the Walt Disney Company announced on July 31.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Top 10 Portfolio Holdings as of  July 31, 1995

                                                                Percentage           Percentage
                                                                 of Total            of S&P 500
Company                             Line of Business            Net Assets              Index
International Business Machines     Computers                      3.3%                  1.5%
Philip Morris Cos., Inc.            Tobacco and Food Products      2.9%                  1.5%
AT&T  Corp.                         Telephone                      2.5%                  2.0%
Schering Plough Corp.               Pharmaceuticals                2.4%                  0.4%
DuPont E.I. De Nemours              Diversified Chemicals          2.3%                  0.9%
Dow Chemical Co.                    Diversified Chemicals          2.0%                  0.5%
Royal Dutch Petroleum Co.           Oil                            1.8%                  1.6%
American International Group Inc.   Insurance                      1.8%                  0.9%
Intel Corp.                         Electronics/Semiconductors     1.8%                  1.3%
Ameritech Corp.                     Telephone                      1.7%                  0.7%

------------------------------------------------------------------------------------------------
Sector Breakout as of July 31, 1995

                                                               Percentage             Percentage
                                                                   of                   of S&P
Industry Sectors                                                Portfolio               Index
Consumer Nondurables                                              17.4%                 18.5%
Capital Spending                                                  16.8%                 17.3%
Finance                                                           15.3%                 12.7%
Basic Industry                                                    11.9%                  8.0%
Utility                                                           10.9%                 12.0%
Consumer Services                                                  9.7%                 13.9%
Energy                                                             7.5%                  8.4%
Consumer Durables                                                  2.8%                  3.3%
Transportation                                                     1.6%                  1.6%
Miscellaneous                                                      3.3%                  4.3%
Cash                                                               2.8%                  0

--------------------------------------------------------------------------------
Outlook
  The market is currently characterized by a low dividend yield and strong price appreciation, which, when coupled with the fact that many equity mutual funds have most of their assets invested, are indications of modest overvaluation. However, valuation alone rarely ends a bull market. Our expectations for continued but lower profit growth, low inflation and stable interest rates cause us to remain modestly bullish on stocks for the remainder of the year. As we design the fund's stock selection strategy going forward, our analysis shows that current market conditions favor stocks with low price/earnings ratios, higher earnings estimates revisions and high sustainable growth rates. Given the increased risk of somewhat slower economic growth in the near term, we have de-emphasized cyclical securities, which could be the most vulnerable.


/s/ Robert C. Jones

Robert C. Jones
Portfolio Manager

August 31, 1995




--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund

July 31, 1995
(Unaudited)


--------------------------------------------------------------------------------
Shares     Description                                                     Value
================================================================================
Common Stocks--97.3%
Aerospace/Defense--2.4%
6,700      McDonnell Douglas Corp.                                    $  553,588
41,900     Rockwell International Corp.                                1,911,688
10,300     United Technologies Corp.                                     865,200
--------------------------------------------------------------------------------
                                                                       3,330,476
--------------------------------------------------------------------------------
Automotive Products--0.8%
24,100     General Motors Corp.                                        1,174,875
--------------------------------------------------------------------------------
Auto Parts-Original Equipment--0.8%
31,100     Masland Corp.                                                 427,625
14,200     Varity Corp.*                                                 665,625
--------------------------------------------------------------------------------
                                                                       1,093,250
--------------------------------------------------------------------------------
Basic Materials and Natural Resources--0.8%
13,600     Alco Standard Corp.                                         1,106,700
--------------------------------------------------------------------------------
Beverages-Alcoholic--0.8%
19,700     Anheuser Busch Companies, Inc.                              1,095,813
--------------------------------------------------------------------------------
Beverages-Soft Drinks--1.7%
50,200     PepsiCo, Inc.                                               2,353,125
--------------------------------------------------------------------------------
Biotechnology--0.3%
5,300      Amgen, Inc.*                                                  451,163
--------------------------------------------------------------------------------
Broadcast Media--1.6%
19,100     Capital Cities/ABC Inc.                                     2,229,925
--------------------------------------------------------------------------------
Building Materials--0.6%
14,200     Armstrong World Industries, Inc.                              784,550
--------------------------------------------------------------------------------
Chemicals--2.9%
5,100      First Mississippi Corp.                                       174,038
22,000     Monsanto Co.                                                2,048,750
11,600     Morton International, Inc.                                    348,000
33,600     Norsk Hydro ADR                                             1,478,400
--------------------------------------------------------------------------------
                                                                       4,049,188
--------------------------------------------------------------------------------
Chemicals-Diversified--4.3%
38,200     Dow Chemicals Co.                                           2,831,575
47,900     Du Pont E I De Nemours                                      3,209,300
--------------------------------------------------------------------------------
                                                                       6,040,875
--------------------------------------------------------------------------------
Commercial Banks--3.4%
44,200     Corestates Financial Corp.                                  1,613,300
8,500      First Fidelity Bancorp.                                       535,500
9,700      First Interstate Bancorp.                                     835,413
3,800      MBNA Corp.                                                    136,325
28,400     Nationsbank Corp.                                           1,593,950
--------------------------------------------------------------------------------
                                                                       4,714,488
--------------------------------------------------------------------------------
Commercial Services--1.3%
25,800     Interim Services Inc.                                         632,100
19,500     Omnicom Group, Inc.                                         1,177,313
--------------------------------------------------------------------------------
                                                                       1,809,413
--------------------------------------------------------------------------------
Communications--1.2%
54,300     Airtouch Communications/r/                                  1,710,438
--------------------------------------------------------------------------------
Computer Software and Services--1.6%
21,600     Microsoft Corp.*                                            1,954,800
5,400      Silicon Graphics Inc.*                                        226,800
--------------------------------------------------------------------------------
                                                                       2,181,600
--------------------------------------------------------------------------------
Computers--3.3%
41,700     International Business Machines                             4,540,089
--------------------------------------------------------------------------------
Containers-Metal and Glass--0.5%
49,300     Owens Illinois Corp.*                                         684,038
--------------------------------------------------------------------------------
Electrical Equipment--1.3%
30,600     General Electric Co.                                        1,805,400
--------------------------------------------------------------------------------
Electronics--0.3%
11,700     Boston Scientific Corp.*                                      427,050
--------------------------------------------------------------------------------
Electronics-Instrumentation--1.3%
23,600     Hewlett Packard Co.                                         1,837,850
--------------------------------------------------------------------------------
Electronics-Semiconductors--4.4%
37,600     Intel Corp.                                                 2,444,000
8,900      Micron Technology Inc.                                        556,250
12,300     Motorola Inc.                                                 942,488
13,700     Texas Instruments Inc.                                      2,140,625
--------------------------------------------------------------------------------
                                                                       6,083,363
--------------------------------------------------------------------------------
Entertainment--2.3%
9,200      Loews Corp.                                                 1,107,450
30,600     The Walt Disney Co.                                         1,793,925
5,000      Viacom Inc.*                                                  253,750
--------------------------------------------------------------------------------
                                                                       3,155,125
--------------------------------------------------------------------------------
Environmental Control--0.7%
25,700     Browning Ferris Industries, Inc.                              992,663
--------------------------------------------------------------------------------
Financial--0.6%
16,400     MGIC Investment Corp.                                         832,300
--------------------------------------------------------------------------------
Financial Services--1.0%
10,800     Federal National Mortgage Association                       1,011,150

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund (continued)

July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------
Shares     Description                                                     Value
================================================================================
Common Stocks (continued)
Financial Services (continued)
8,600      Household International, Inc.                              $  451,500
--------------------------------------------------------------------------------
                                                                       1,462,650
--------------------------------------------------------------------------------
Food Processing--0.5%
10,800     CPC International, Inc.                                       666,900
--------------------------------------------------------------------------------
Food Products--0.1%
3,800      Conagra Inc.                                                  143,450
--------------------------------------------------------------------------------
Grocery Products--1.6%
29,500     IBP, Inc.                                                   1,379,125
11,500     Kellogg Co.                                                   826,563
--------------------------------------------------------------------------------
                                                                       2,205,688
--------------------------------------------------------------------------------
Health and Medical Services--1.1%
25,100     Columbia/HCA Healthcare                                     1,229,900
6,000      St. Jude Medical, Inc.*                                       328,500
--------------------------------------------------------------------------------
                                                                       1,558,400
--------------------------------------------------------------------------------
Household Products--2.4%
32,200     Philips NV                                                  1,585,850
25,900     Procter & Gamble Co.                                        1,783,863
--------------------------------------------------------------------------------
                                                                       3,369,713
--------------------------------------------------------------------------------
Insurance--5.7%
25,957     Allstate Corp.                                                811,156
29,100     American General Corp.                                      1,058,513
32,850     American International Group, Inc.                          2,463,750
18,100     CMAC Investment Corp.                                         889,163
26,400     Exel Insurance Ltd.                                         1,382,700
43,300     Protective Life Corp.                                       1,255,700
--------------------------------------------------------------------------------
                                                                       7,860,982
--------------------------------------------------------------------------------
Machine Tools--0.6%
13,800     Black & Decker Corp.                                          436,425
23,600     Giddings & Lewis, Inc.                                        392,350
--------------------------------------------------------------------------------
                                                                         828,775
--------------------------------------------------------------------------------
Machine-Diversified--0.9%
15,200     Dover Corp.                                                 1,204,600
--------------------------------------------------------------------------------
Machinery and Equipment--0.9%
18,600     Caterpillar, Inc.                                           1,308,975
--------------------------------------------------------------------------------
Medical/Biotechnology--0.5%
7,900      Medtronic Inc.                                                647,800
--------------------------------------------------------------------------------
Metals-Diversified--0.3%
11,700     Asarco Inc.                                                   371,475
--------------------------------------------------------------------------------
Miscellaneous Manufacturer--2.0%
37,800     Allied Signal, Inc.                                         1,767,150
6,700      Eastman Kodak Co.                                             386,088
3,600      Minnesota Mining & Manufacturing Co.                          203,850
7,600      Nacco Industries, Inc.                                        465,500
--------------------------------------------------------------------------------
                                                                       2,822,588
--------------------------------------------------------------------------------
Money Center Banks--2.2%
26,500     BankAmerica Corp.                                           1,431,000
8,000      Chemical Banking Corp.                                        413,000
19,500     Citicorp                                                    1,216,313
--------------------------------------------------------------------------------
                                                                       3,060,313
--------------------------------------------------------------------------------
Oil & Gas Exploration--0.9%
20,000     Repsol S.A. ADR                                               667,500
30,200     Union Texas Petroleum Holdings, Inc.                          611,550
--------------------------------------------------------------------------------
                                                                       1,279,050
--------------------------------------------------------------------------------
Oil & Gas-Domestic--0.3%
10,100     Enron Corp.                                                   350,975
--------------------------------------------------------------------------------
Oil & Gas-International--5.8%
22,300     Amoco Corp.                                                 1,499,675
32,400     Exxon Corp.                                                 2,349,000
17,700     Mobil Corp.                                                 1,730,175
19,900     Royal Dutch Petroleum ADR                                   2,527,300
--------------------------------------------------------------------------------
                                                                       8,106,150
--------------------------------------------------------------------------------
Oil-Domestic Integrated--1.8%
8,800      Coastal Corp.                                                 273,900
8,400      Kerr McGee Corp.                                              477,750
13,700     Tenneco, Inc.                                                 678,150
30,000     Williams Companies, Inc.                                    1,110,000
--------------------------------------------------------------------------------
                                                                       2,539,800
--------------------------------------------------------------------------------
Packaging & Container--1.9%
38,600     Avery Dennison Corp.                                        1,548,825
28,600     Ball Corp.                                                  1,058,200
--------------------------------------------------------------------------------
                                                                       2,607,025
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund (continued)

July 31, 1995
(Unaudited)


-------------------------------------------------------------------------------
Shares     Description                                                    Value
===============================================================================
Common Stocks (continued)
Paper and Forest Products--1.9%
13,600     Caraustar Industries, Inc.                              $    263,500
6,100      Champion International Corp.                                 343,888
24,200     International Paper Co.                                    2,044,900
-------------------------------------------------------------------------------
                                                                      2,652,288
-------------------------------------------------------------------------------
Personal Loans--0.7%
20,700     Beneficial Corp.                                             980,663
-------------------------------------------------------------------------------
Pharmaceuticals--5.5%
17,700     Abbott Labs                                                  708,000
9,300      Eli Lilly & Co.                                              727,725
12,000     Johnson & Johnson                                            861,000
16,700     Merck & Co.                                                  862,138
23,600     Pfizer, Inc.                                               1,191,800
72,500     Schering Plough Corp.                                      3,371,251
-------------------------------------------------------------------------------
                                                                      7,721,914
-------------------------------------------------------------------------------
Pulp & Paper Products--0.3%
20,000     Stone Container Corp.                                        432,500
-------------------------------------------------------------------------------
Retail-Department Stores--2.1%
15,800     Harcourt General, Inc.                                       711,000
28,000     Sears Roebuck & Co.                                          913,500
48,900     Wal Mart Stores, Inc.                                      1,301,963
-------------------------------------------------------------------------------
                                                                      2,926,463
-------------------------------------------------------------------------------
Retail-Food Chains--1.0%
35,300     Safeway, Inc.*                                             1,350,225
-------------------------------------------------------------------------------
Retail-Specialty Apparel Stores--0.3%
22,600     The Limited, Inc.                                            463,300
-------------------------------------------------------------------------------
Security and Commodity Brokers, Dealers and Services--0.8%
21,000     Dean Witter Discover Co.                                   1,060,500
-------------------------------------------------------------------------------
Shoes--0.5%
8,400      Nike Inc. Class B                                            759,150
-------------------------------------------------------------------------------
Steel--0.1%
6,000      Inland Steel Industries Inc.                                 172,500
-------------------------------------------------------------------------------
Telecommunications-Long Distance--1.2%
11,900     MCI Communications Corp.                                     285,600
40,600     Sprint Corp.                                               1,390,550
-------------------------------------------------------------------------------
                                                                      1,676,150
-------------------------------------------------------------------------------
Telephone--4.2%
48,900     Ameritech Corp.                                            2,365,538
65,200     AT&T Corp.                                                 3,439,301
-------------------------------------------------------------------------------
                                                                      5,804,839
-------------------------------------------------------------------------------
Tobacco and Food Products--3.0%
55,600     Philip Morris Companies, Inc.                              3,982,351
5,920      RJR Nabisco Holdings Corp.                                   163,540
-------------------------------------------------------------------------------
                                                                      4,145,891
-------------------------------------------------------------------------------
Toys--0.7%
33,606     Mattel, Inc.                                                 949,370
-------------------------------------------------------------------------------
Transportation--1.6%
26,100     Federal Express Corp.                                      1,761,750
7,600      Union Pacific Corp.                                          494,950
-------------------------------------------------------------------------------
                                                                      2,256,700
-------------------------------------------------------------------------------
Utility--3.7%
33,700     Empresa Nacional De Electric ADR                           1,777,675
24,400     General Public Utilities Corp.                               704,550
76,400     Public Service Company of New Mexico*                      1,098,246
56,100     Unicom Corp.                                               1,556,775
-------------------------------------------------------------------------------
                                                                      5,137,246
-------------------------------------------------------------------------------
Total Common Stocks
  (Cost $109,791,835)                                              $135,368,765
===============================================================================


Principal
Amount     Description                                                    Value
===============================================================================
Repurchase Agreement--2.6%
$3,600,000 Joint Repurchase Agreement Account
           5.86%, 08/01/95                                         $  3,600,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
  (Cost $3,600,000)                                                $  3,600,000
===============================================================================
Total Investments
  (Cost $113,391,835)(a)                                           $138,968,765
===============================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
    which value exceeds cost                                       $ 26,173,740
   Gross unrealized loss for investments in
    which cost exceeds value                                           (598,030)
-------------------------------------------------------------------------------
   Net unrealized gain                                             $ 25,575,710
===============================================================================

*    Non-income producing security.
(a)  The aggregate cost for federal income tax purposes is $113,393,055.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund

--------------------------------------------------------------------------------
Objective and Investment Approach

  The Goldman Sachs Growth and Income Fund seeks long-term capital appreciation and growth of income primarily through investments in a diversified portfolio of common stocks and other equity securities. The fund is managed with a value style, which means we focus on companies whose stocks are inexpensive relative to their expected earnings and ability to pay dividends. Investments may include well-known companies that are temporarily out of favor due to cyclical economic conditions or near-term difficulties the portfolio managers judge to be temporary in nature. In-depth fundamental research of a company's financial structure, its competitive position in the market and its management's commitment to increasing shareholder value are all critical parts of the fund's investment approach.

Performance Review:  A Positive Period

  For the six months ended July 31, 1995, the Goldman Sachs Growth and Income Fund had a total return based on net asset value of 20.91% compared with a total return of 21.07% for the S&P 500 stock index, the fund's benchmark. The fund has increased its regular quarterly dividend twice during the period to 6.5 cents per share.

Portfolio Composition: Good Results in Defense, Technology and Cyclicals

  As of July 31, 92% of the fund's net assets were invested in common stocks, 1% in convertible preferred stock and 8% in cash or cash equivalents.

  During the period, the fund's largest investment, McDonnell Douglas Corp. and other defense holdings, including Northrop Grumman Corp. and Lockheed-Martin Corp., performed particularly well as the market recognized the potential that we saw in these companies early on.

  Although only 4% of the fund was invested in technology stocks, the best performing sector of the market during the period under review, those technology investments the fund held during the period proved to be quite successful. During the first quarter of 1995, we became attracted to two computer stocks, Compaq Computer and Dell Computer, as investor anxiety regarding product transitions at both companies created attractive buying opportunities. Since we purchased the stocks, both have appreciated more than 40%. Despite the run-up in their prices, we believe both companies are well positioned to succeed in all aspects of client-server computing in the corporate market over the longer term. Earlier in the year, the fund's position in Advanced Micro Devices, a semiconductor manufacturer, was sold after the stock hit our target price for fair valuation.

  Philip Morris Cos., Inc., which reported greater than expected earnings in the first and second quarters, benefited from a perceived easing on the litigation front and strong gains in its overseas tobacco revenues. Entergy Corp., a utility holding company that provides gas and electric services to customers in Arkansas, Louisiana, and parts of Mississippi and East Texas, also performed well as investors came to believe that most of the company's earnings problems were behind it.

  Although the fund's holdings in General Motors Corp. stock did well during the period, we gradually trimmed the fund's holdings of GM stock in favor of Ford Motor Co., which we believe is more competitively positioned to gain market share (mostly at the expense of imports) over the long term. Ford, which has proven itself to be a very efficient producer, has done a significant amount of investment spending in order to reduce its manufacturing costs.

  Not all of the fund's holdings fulfilled our expectations. For example, we sold the fund's investments in Playtex and Texas Utilities. Other disappointing performers included Home State Holdings, Inc., an insurance company that suffered from weak second-quarter earnings, and Valassis Communications, (a publisher of inserts and coupons for newspapers), which was hurt by rising paper costs. However, the long-term prospects of both companies appear to be positive and, therefore, we continued to hold the stocks.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund




--------------------------------------------------------------------------------
Top 10 Portfolio Holdings as of July 31, 1995

                                                                    Percentage
                                                                   of Total Net
Company                           Line of Business                    Assets
McDonnell Douglas Corp.           Aerospace/Defense                      3.6%
Ford Motor Co.                    Automotive Products                    3.3%
RJR Nabisco Holdings Corp.        Tobacco and Food Products              2.9%
Georgia-Pacific Corp.             Paper and Forest Products              2.8%
Brunswick Corp.                   Pleasure Boats/Marine Engines          2.7%
Consolidated Freightways, Inc.    Trucking                               2.6%
Stone Container Corp.             Pulp and Paper Products                2.5%
Philip Morris Cos., Inc.          Tobacco and Food Products              2.5%
Tenet Healthcare Corp.            Hospital Management                    2.4%
Columbia/HCA Healthcare           Health Care                            2.3%

Outlook
  We take a long-term view of the market, and therefore the fund's investment focus will remain the same: on stocks that are judged to be inexpensive compared with their estimated future earnings and ability to pay dividends. While over the short term, the market favors different investment styles and sectors, we remain confident that the fund's emphasis on undervalued, well-established companies will prove rewarding over the long term.


/s/ Mitchell E. Cantor

Mitchell E. Cantor
Portfolio Manager


/s/ Ronald E. Gutfleish

Ronald E. Gutfleish
Portfolio Manager

August 31, 1995

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund
July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

Shares     Description                                                     Value
================================================================================
Common Stocks--91.5%
Aerospace/Defense--6.7%
64,715     Lockheed Martin Corp.                                     $ 4,068,956
138,600    McDonnell Douglas Corp.                                    11,451,825
106,700    Northrop Grumman Corp.                                      6,081,900
--------------------------------------------------------------------------------
                                                                      21,602,681
--------------------------------------------------------------------------------
Auto Parts-Original Equipment--2.5%
107,400    Goodyear Tire & Rubber Co.                                  4,658,475
131,400    Lear Seating Corp.                                          3,547,800
--------------------------------------------------------------------------------
                                                                       8,206,275
--------------------------------------------------------------------------------
Automotive Products--4.2%
369,500    Ford Motor Co.                                             10,669,313
60,700     General Motors Corp.                                        2,959,125
--------------------------------------------------------------------------------
                                                                      13,628,438
--------------------------------------------------------------------------------
Beverages-Alcoholic--1.8%
105,200    Anheuser Busch Companies, Inc.                              5,851,750
--------------------------------------------------------------------------------
Cable Television Systems--2.0%
253,800    Tele-Communications, Inc.*                                  6,345,000
--------------------------------------------------------------------------------
Chemicals-Plastics--1.9%
217,800    Geon Co.                                                    6,125,625
--------------------------------------------------------------------------------
Commercial Banks--2.9%
125,100    Nationsbank Corp.                                           7,021,238
81,400     Shawmut National Corp.                                      2,513,225
--------------------------------------------------------------------------------
                                                                       9,534,463
--------------------------------------------------------------------------------
Computers--3.1%
112,600    Compaq Computer Corp.*                                      5,714,450
67,400     Dell Computer Corp.*                                        4,381,000
--------------------------------------------------------------------------------
                                                                      10,095,450
--------------------------------------------------------------------------------
Containers-Metal and Glass--1.9%
443,100    Owens Illinois Corp.*                                       6,148,013
--------------------------------------------------------------------------------
Discount Retailing--2.2%
147,100    J.C. Penney, Inc                                            7,115,963
--------------------------------------------------------------------------------
Electronics--1.5%
84,700     Loral Corp.                                                 4,743,200
--------------------------------------------------------------------------------
Financial Services--0.2%
36,000     North American Mortgage Co.                                   778,500
--------------------------------------------------------------------------------
Food-Wholesale--1.9%
114,600    Fleming Companies Inc.                                      3,022,575
103,700    Supervalue, Inc.                                            3,188,775
--------------------------------------------------------------------------------
                                                                       6,211,350
--------------------------------------------------------------------------------
Grocery Products--2.2%
486,600    Chiquita Brands International, Inc.                         7,116,525
--------------------------------------------------------------------------------
Health and Medical Services--2.7%
151,700    Columbia/HCA Healthcare                                     7,433,300
36,900     U S Healthcare Inc.                                         1,166,963
--------------------------------------------------------------------------------
                                                                       8,600,263
--------------------------------------------------------------------------------
Home Builders--1.2%
39,500     Centex Corp                                                 1,106,000
147,500    Lennar Corp.                                                2,839,375
--------------------------------------------------------------------------------
                                                                       3,945,375
--------------------------------------------------------------------------------
Hospital Management--2.4%
503,600    Tenet Healthcare Corp.*                                     7,679,900
--------------------------------------------------------------------------------
Household Furnishing and Appliances--1.2%
82,400     National Presto Industrials, Inc.                           3,831,600
--------------------------------------------------------------------------------
Insurance--8.4%
252,600    FHP International Corp.                                     6,630,750
141,500    Home Holdings, Inc.                                         1,397,313
25,900     Integon Corp.                                                 437,063
139,900    Lincoln National Corp.                                      5,753,388
237,200    PartnerRe Holdings, Ltd.                                    5,989,300
134,900    Travelers Group, Inc.                                       6,390,888
13,400     US Life Corp.                                                 559,450
--------------------------------------------------------------------------------
                                                                      27,158,152
--------------------------------------------------------------------------------
Marine and Pleasure Boats--4.1%
428,400    Brunswick Corp.                                             8,621,550
239,400    Outboard Marine Corp.                                       4,788,000
--------------------------------------------------------------------------------
                                                                      13,409,550
--------------------------------------------------------------------------------
Metals-Miscellaneous--0.8%
103,200    Quanex Corp.                                                2,541,300
--------------------------------------------------------------------------------
Money Center Banks--1.6%
94,600     BankAmerica Corp.                                           5,108,400
--------------------------------------------------------------------------------
Oil & Gas-Domestic--4.0%
85,900     Ashland Inc.                                                2,952,813
38,600     Atlantic Richfield Co.                                      4,448,650
167,900    Tosco Corp.                                                 5,498,725
--------------------------------------------------------------------------------
                                                                      12,900,188
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund (continued)
July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

Shares     Description                                                     Value
================================================================================
Oil & Gas-International--3.3%
8,100      Chevron Corp.                                             $   397,580
46,000     Exxon Corp.                                                 3,335,000
28,500     Mobil Corp.                                                 2,785,875
14,700     Royal Dutch Petroleum ADR                                   1,866,900
33,200     Texaco, Inc.                                                2,207,800
--------------------------------------------------------------------------------
                                                                      10,593,155
--------------------------------------------------------------------------------
Paper and Forest Products--4.2%
83,000     Champion International Corp.                                4,679,125
103,800    Georgia-Pacific Corp.                                       8,952,750
--------------------------------------------------------------------------------
                                                                      13,631,875
--------------------------------------------------------------------------------
Publishing--1.6%
359,700    Valassis Communications, Inc.*                              5,125,725
--------------------------------------------------------------------------------
Pulp and Paper Products--2.5%
379,500    Stone Container Corp.                                       8,206,688
--------------------------------------------------------------------------------
Real Estate Investment Trusts--0.4%
110,600    Haagen Alexander Properties, Inc.                           1,354,850
--------------------------------------------------------------------------------
Retail-Department Stores--2.2%
158,200    Melville Corp.                                              5,695,200
46,000     Sears Roebuck & Co.                                         1,500,750
--------------------------------------------------------------------------------
                                                                       7,195,950
--------------------------------------------------------------------------------
Savings and Loans--2.4%
207,200    GP Financial Corp.                                          4,998,700
76,600     Standard Federal Bancorp.                                   2,805,475
--------------------------------------------------------------------------------
                                                                       7,804,175
--------------------------------------------------------------------------------
Security and Commodity Brokers, Dealers and Services--0.6%
13,700     Salomon, Inc.                                                 505,188
70,200     Lehman Brothers Holdings, Inc.                              1,553,175
--------------------------------------------------------------------------------
                                                                       2,058,363
--------------------------------------------------------------------------------
Technology--0.5%
64,300     Storage Technology Corp.                                    1,647,688
--------------------------------------------------------------------------------
Tobacco and Food Products--5.4%
113,100    Philip Morris Companies, Inc.                               8,100,788
341,180    RJR Nabisco Holdings Corp.                                  9,425,098
--------------------------------------------------------------------------------
                                                                      17,525,886
--------------------------------------------------------------------------------
Trucking--2.6%
348,000    Consolidated Freightways, Inc.                              8,308,500
--------------------------------------------------------------------------------
Utility--4.4%
60,800     CMS Energy Corp.                                            1,520,000
275,100    Entergy Corp.                                               6,533,625
390,900    Long Island Lighting Co.                                    6,254,400
--------------------------------------------------------------------------------
                                                                      14,308,025
--------------------------------------------------------------------------------
Total Common Stocks (Cost $261,912,557)                             $296,438,841
================================================================================
Preferred Stocks--1.1%
Grocery Products--0.6%
44,600     Chiquita Brands International, Inc.
           2.88% Convertible Preferred                              $  2,023,725
--------------------------------------------------------------------------------
Tobacco--0.5%
287,100    RJR Nabisco Holdings Corp. 6.50%                            1,686,713
           Convertible Preferred
--------------------------------------------------------------------------------
Total Preferred Stocks
 (Cost $3,843,410)                                                  $  3,710,438
================================================================================
Principal
Amount       Description                                                  Value
===============================================================================
Repurchase Agreement--7.7%
$24,800,000  Joint Repurchase Agreement Account
             5.86%, 08/01/95                                       $ 24,800,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
 (Cost $24,800,000)                                                $ 24,800,000
===============================================================================
Total Investments
 (Cost $290,555,967)(a)                                            $324,949,279
===============================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in which
     value exceeds cost                                            $ 37,667,451
   Gross unrealized loss for investments in which
     cost exceeds value                                              (3,301,561)
-------------------------------------------------------------------------------
   Net unrealized gain                                             $ 34,365,890
===============================================================================

*   Non-income producing security.
(a) The aggregate cost for federal income tax purposes is $290,583,389.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

  The Goldman Sachs Capital Growth Fund seeks long-term growth of capital through investments in a portfolio of medium- and large-capitalization stocks. We use fundamental research to identify companies whose business value is, in our opinion, unrecognized or significantly undervalued in the marketplace, either because the company's business is not well understood or because it is experiencing what are judged to be temporary difficulties. Our analysis focuses on such factors as a company's long-term growth potential, the amount of excess or free cash flow it can be expected to generate after providing for future growth, its competitive position in its industry, how the general economic environment might affect its business and how committed its management is to producing value for shareholders. Because this investment approach requires the patience to hold a stock until the market recognizes its true value, the fund is expected to have a fairly low portfolio turnover.

Performance Review:
Fund Outperforms the Broader Market

  During the six months ended July 31, 1995, the Goldman Sachs Capital Growth Fund had a total return of 23.63% based on net asset value compared with a total return of 21.07% for the S&P 500 stock index, an unmanaged index that reflects the performance of 500 large company stocks.

  The fund outperformed the S&P 500, despite its overweighting in retail stocks, as a result of successful stock selection in several industries including defense, paper and technology.

Portfolio Composition
  As of July 31, 87% of the portfolio's net assets was invested in common stocks and 16% in cash equivalents.

  Although the fund was significantly underweighted in technology stocks in general, the stocks we did own in the sector performed very well during the period, delivering greater than expected earnings growth. These include two semiconductor manufacturers, Analog Devices, Inc. and National Semiconductor, as well as Varian Associates, Inc. (electron devices for the communications, scientific, medical, industrial and defense markets) and Millipore Corp. (industrial filters used to analyze and purify fluids). The latter two companies announced the sale of underperforming divisions and used the proceeds to fund share repurchase programs.

  The fund also benefited from some of our cyclically oriented holdings. For example, our investments in several paper and forest products companies, including Georgia-Pacific Corp., Champion International Corp. and Stone Container Corp., have enjoyed strong demand and a recovery in prices from depressed levels. After several years of excess capacity and underinvestment in new plant and equipment, the paper industry is currently operating at very high levels of capacity utilization. Despite the run-up in prices that these stocks have already experienced in 1995, this period of robust profitability is expected to continue, barring a sustained recession.

  Although we have trimmed the size of our position, we also continue to own General Motors Corp. stock, on the expectation that the company's aggressive cost-cutting initiatives will pay off in higher earnings when automobile sales rebound. During the period, we added Ford Motor Co. stock to the portfolio because we believe it is more competitively positioned to increase its market share (largely at the expense of imports) in the future.

  Lear Seating Corp. (automobile seating) was another strong performer, with its stock rising 18% in July alone based on the news that the company was acquiring Automotive Industries Holdings, Inc., a manufacturer of moldings and other materials for car interiors. The acquisition is expected to help Lear increase its market share despite softness in the auto industry.

  McDonnell Douglas Corp., the fund's largest holding, and Northrop Grumman Corp., two aerospace/defense companies, were among the fund's strongest performers during the period. Both have experienced rising cash flow that has been spent on nondefense acquisitions and aggressive share repurchase

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund



--------------------------------------------------------------------------------

programs, which have benefited shareholders.
  The portfolio is overweighted in retail stocks, which have generally lagged the market during the first half of 1995, reflecting lackluster consumer spending. Among the fund's retail holdings that have been particularly disappointing were Charming Shoppes, Inc. (a specialty retailer of moderately priced women's apparel) and L.A. Gear Inc. (sneakers and sports apparel). However, in July, several of the fund's retail holdings saw significant improvement including TJX Companies (off-price women's apparel and accessories) and Service Merchandise Co., Inc. (the nation's largest catalog showroom retailer), whose stock rose 33% after the company reported strong second-quarter earnings.

  Another of the fund's retail investments, Dillard Department Stores Inc., operating primarily in the southern and midwestern regions of the U.S., has already proven to be a notable exception in retailing, surpassing many of its peers in recent months.

  During the period, we sold several holdings when they reached what we viewed as their fair value. These included Amgen (biotechnology) and AMP Inc. (a worldwide producer of electrical and electronic connections, programming and switching devices).

Top 10 Portfolio Holdings as of  July 31, 1995



                                                                    Percentage
                                                                   of Total Net
Company                            Line of Business                   Assets
McDonnell Douglas Corp.            Aerospace/Defense                   4.0%
Georgia-Pacific Corp.              Paper and Forest Products           4.0%
Lear Seating Corp.                 Autoparts/Original Equipment        3.6%
Stone Container Corp.              Pulp and Paper Products             3.6%
Snap-On Tools                      Hardware and Tools                  3.1%
Tenet Healthcare Corp.             Hospital Management                 3.0%
General Motors Corp.               Automotive                          3.0%
Millipore Corp.                    Commercial Services                 3.0%
Varian Associates, Inc.            Electron Technology                 3.0%
Dillard Department Stores, Inc.    Retailing                           2.9%


Outlook
  Having experienced four years of economic recovery, the slowdown in the second quarter was to be expected and may contribute to the durability of the upward trend over time. We believe stocks will continue to do well for some time to come, with occasional corrections from time to time. As in the past, the fund will continue to search for companies that are undervalued but offer outstanding long-term appreciation potential.

/s/ Mitchell E. Cantor

Mitchell E. Cantor
Portfolio Manager

/s/ Paul D. Farrell

Paul D. Farrell
Portfolio Manager

/s/ Ronald E. Gutfleish
Ronald E. Gutfleish
Portfolio Manager


August 31, 1995

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund

July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

Shares     Description                                                     Value
================================================================================
Common Stocks--87.2%
Aerospace/Defense--6.5%
502,700    McDonnell Douglas Corp.                                $   41,535,585
448,700    Northrop Grumman Corp.                                     25,575,900
--------------------------------------------------------------------------------
                                                                      67,111,485
--------------------------------------------------------------------------------
Auto Parts-Original Equipment--4.2%
13,500     Goodyear Tire & Rubber Co.                                    585,563
1,378,900  Lear Seating Corp.                                         37,230,300
131,400    Stewart & Stevenson Services, Inc.*                         5,009,625
--------------------------------------------------------------------------------
                                                                      42,825,488
--------------------------------------------------------------------------------
Automotive Products--3.3%
120,400    Ford Motor Co.                                              3,494,971
632,400    General Motors Corp.                                       30,829,500
--------------------------------------------------------------------------------
                                                                      34,324,471
--------------------------------------------------------------------------------
Chemicals-Plastics--2.2%
795,900    Geon Co.                                                   22,384,688
--------------------------------------------------------------------------------
Commercial Banks--0.0%
11,600     Shawmut National Corp.                                        353,603
--------------------------------------------------------------------------------
Commercial Services--3.0%
890,600    Millipore Corp.*                                           30,725,700
--------------------------------------------------------------------------------
Containers-Metal and Glass--0.1%
84,300     Owens Illinois Corp.*                                       1,169,663
--------------------------------------------------------------------------------
Electron Technology--3.0%
552,800    Varian Associates, Inc.*                                   30,473,100
--------------------------------------------------------------------------------
Electronics-Semiconductors--4.9%
655,225    Analog Devices, Inc.*                                      23,751,902
985,200    National Semiconductor Corp.*                              26,600,400
--------------------------------------------------------------------------------
                                                                      50,352,302
--------------------------------------------------------------------------------
Hardware and Tools--3.1%
754,200    Snap-on Tools Corp.*                                       31,487,850
--------------------------------------------------------------------------------
Health and Medical Services--0.3%
57,300     Columbia/HCA Healthcare                                     2,760,313
--------------------------------------------------------------------------------
Hospital Management--3.0%
2,034,000  Tenet Healthcare Corp.*                                    31,018,502
--------------------------------------------------------------------------------
Household Products--2.4%
607,200    First Brands Corp.*                                        24,288,000
--------------------------------------------------------------------------------
Insurance--4.7%
670,150    Integon Corp.                                              11,308,781
63,800     Lincoln National Corp.                                      2,623,775
799,800    PartnerRe Holdings, Ltd.                                   20,194,950
724,200    Penncorp Financial Group, Inc.*                            14,031,375
--------------------------------------------------------------------------------
                                                                      48,158,881
--------------------------------------------------------------------------------
Manufacturing-Diversified Industrial--2.3%
629,200    Harnischfeger Industries, Inc.*                            23,595,000
--------------------------------------------------------------------------------
Manufacturing-Miscellaneous--3.0%
626,400    Fisher Scientific International, Inc.*                     20,592,900
489,300    Keystone International, Inc.*                              10,275,300
--------------------------------------------------------------------------------
                                                                      30,868,200
--------------------------------------------------------------------------------
Metal Fabricate/Hardware--0.9%
271,250    Trinity Industries, Inc.*                                   9,086,875
--------------------------------------------------------------------------------
Metals-Miscellaneous--1.0%
421,500    Quanex Corp.                                               10,379,438
--------------------------------------------------------------------------------
Money Center Banks--2.9%
470,700    Citicorp                                                   29,359,913
--------------------------------------------------------------------------------
Oil & Gas-International--2.9%
78,100     Amoco Corp.                                                 5,252,225
88,400     Chevron Corp.                                               4,364,750
72,500     Exxon Corp.                                                 5,256,250
102,900    Mobil Corp.                                                10,058,475
41,200     Royal Dutch Petroleum ADR                                   5,232,400
--------------------------------------------------------------------------------
                                                                      30,164,100
--------------------------------------------------------------------------------
Oil-Domestic Integrated--1.9%
385,500    Tenneco, Inc.                                              19,082,250
--------------------------------------------------------------------------------
Paper and Forest Products--6.6%
485,800    Champion International Corp.                               27,386,975
470,800    Georgia-Pacific Corp.                                      40,606,500
--------------------------------------------------------------------------------
                                                                      67,993,475
--------------------------------------------------------------------------------
Publishing--2.2%
1,609,700  Valassis Communications, Inc.*                             22,938,225
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund (continued)

July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

Shares       Description                                                   Value
================================================================================
Common Stocks (continued)
Pulp and Paper Products--3.6%
1,698,700    Stone Container Corp.                                $   36,734,388
--------------------------------------------------------------------------------
Retail-Department Stores--5.0%
969,400      Dillard Department Stores, Inc.*                         30,051,400
156,700      Sears Roebuck & Co.                                       5,112,338
2,261,200    Service Merchandise Co., Inc.*                           15,828,400
--------------------------------------------------------------------------------
                                                                      50,992,138
--------------------------------------------------------------------------------
Retail-Specialty--1.5%
1,580,500    Musicland Stores Corp.*                                  15,409,875
--------------------------------------------------------------------------------
Retail-Specialty Apparel Stores--5.0%
317,200      Ann Taylor Stores Corp.*                                  6,264,700
3,268,100    Charming Shoppes, Inc.                                   15,931,988
1,970,300    TJX Companies, Inc.*                                     28,815,638
--------------------------------------------------------------------------------
                                                                      51,012,326
--------------------------------------------------------------------------------
Savings and Loans--0.4%
261,650      Firstfed Financial Corp.*                                 3,924,750
--------------------------------------------------------------------------------
Security and Commodity Brokers, Dealers and Services--0.2%
44,500       Salomon, Inc.                                             1,640,938
--------------------------------------------------------------------------------
Shoes--0.3%
1,143,500    LA Gear, Inc.*                                            3,430,500
--------------------------------------------------------------------------------
Textiles--0.3%
145,500      Warnaco Group, Inc.*                                      3,201,000
--------------------------------------------------------------------------------
Tobacco and Food Products--3.4%
230,000      Philip Morris Companies, Inc.                            16,473,750
881,900      Universal Corp.                                          18,960,850
--------------------------------------------------------------------------------
                                                                      35,434,600
--------------------------------------------------------------------------------
Transportation-Marine--1.4%
949,700      Kirby Corp.*                                             14,720,350
--------------------------------------------------------------------------------
Trucking--1.6%
704,800      Consolidated Freightways, Inc.                           16,827,100
--------------------------------------------------------------------------------
Utility--0.1%
82,600       Long Island Lighting Co.                                  1,321,600
--------------------------------------------------------------------------------
Total Common Stocks
   (Cost $699,520,619)                                            $  895,551,087
================================================================================
Principal
Amount       Description                                                   Value
================================================================================
Repurchase Agreement--16.4%
$168,400,000 Joint Repurchase Agreement
             Account 5.86%, 08/01/95                              $  168,400,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
 (Cost $168,400,000)                                              $  168,400,000
--------------------------------------------------------------------------------
Total Investments
 (Cost $867,920,619)/(a)/                                         $1,063,951,087
================================================================================

 Contracts # Description                                                  Value
===============================================================================
Options Written--(0.1)%
Put Options Written
(8,850)      National Semiconductor, Call
             Strike $30 expiring 11/18/95                         $  (1,438,125)
-------------------------------------------------------------------------------
Total Options Written
  (Premiums received $1,758,487)                                  $  (1,438,125)
-------------------------------------------------------------------------------
Federal Income Tax Information:
  Gross unrealized gain for investments in
    which value exceeds cost                                      $ 240,185,746
  Gross unrealized loss for investments in
    which cost exceeds value                                        (45,364,901)
-------------------------------------------------------------------------------
  Net unrealized gain                                             $ 194,820,845
===============================================================================

*   Non-income producing security.

/(a)/ The aggregate cost for federal income tax purposes is $869,130,242.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund



--------------------------------------------------------------------------------
Objective and Strategies
  The Goldman Sachs Small Cap Equity Fund's objective is long-term capital appreciation, primarily through investments in equity securities of U.S. companies with market capitalizations of $1 billion or less. The fund is managed using a "business value" approach to investing, which means we look for attractive companies with high or improving returns on capital that we believe can achieve solid, sustainable growth, as well as generate free cash after investing for future growth. Using our own rigorous fundamental research, meeting with a company's management and interviewing a company's competitors, customers and suppliers, we build the fund's portfolio one stock at a time.

Performance Review:
A Difficult Period Brings Tactical Enhancements

  During the period under review, the Goldman Sachs Small Cap Equity Fund had a total return of 9.67% based on net asset value compared with a total return of 22.56% for the Russell 2000, the fund's benchmark. The fund's underperformance relative to the benchmark was primarily attributable to the disappointing results of a number of specific investments. However, its significant underweighting in the technology sector, which led the market during most of the period, and its overweighting in retailing stocks, which lagged the market, also hindered performance during the period.

  While the fund will continue to be managed using the same approach to individual stock selection, we intend to make several adjustments.

 . Specifically, we intend to broaden the fund's sector diversification by adding 15 to 20 smaller positions, while continuing to keep the bulk of the fund's assets relatively focused in 25 to 30 core positions.

 . In addition, we intend to emphasize core positions in companies with market capitalizations of more than $100 million, which tend to be more liquid than stocks with smaller capitalizations. Currently, the fund's weighted average market capitalization is approximately $235 million and we expect that to increase gradually over time.

Portfolio Composition:
A Concentration in Retail and Consumer Stocks With
New Holdings in Varied Sectors
  As of July 31, 93% of the portfolio (based on net assets) was invested in common stocks and 7% in cash equivalents.

  Among the portfolio's retail stocks that saw declines were J. Baker, Inc. (men's apparel and family and women's shoes) and Charming Shoppes, Inc. (specialty retailer of moderately priced women's apparel). In general, consumer spending slowed during the period, which impacted these and other retail stocks. However, in July, several of the fund's retail holdings saw significant improvement, including TJX Companies (off-price women's apparel and accessories), Service Merchandise Co., Inc. (the nation's largest catalog showroom retailer), whose stock rose 33% after the company reported strong second-quarter earnings and Authentic Fitness Corp. (owner's of Speedo sports apparel), reflecting an upturn in investor's perceptions of value in the sector.

  Another of the fund's holdings, Supercuts (haircut chain emphasizing quick service), failed to meet our expectations, largely because earnings suffered when the company's expansion into the greater New York metropolitan area fell behind schedule. We still believe in the company's potential to increase its earnings as the expansion is completed.

  On the other hand, our patience has begun to pay off as a number of the fund's longer term holdings saw substantial rebounds during the past few months. These included ABT Building Products Corp. (specialty building materials), which rallied significantly despite a sluggish housing market; USA Mobile Communications (Midwest-based provider of paging products), which we sold after the stock rose significantly due to a tender offer from Arch Communications; Sonic Corp. (drive-in restaurants), whose continued strong earnings finally convinced the market of the value we originally saw in the company; DIMAC Corp. (direct marketing and database management), which continued to report strong internal growth and completed several acquisitions; and Figgie

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund



--------------------------------------------------------------------------------
International (industrial conglomerate), where new management has been selling less profitable businesses to pay down debt and restructure the company. After more than a year of disappointing earnings, Figgie has the potential to return to profitability in the third quarter of 1995.

  Another investment with better news to report this period was Musicland Stores Corp. (discount music retailer). Musicland stock has begun to rebound as investors gain confidence in the company's growth strategy instituted in the latter part of 1994 that focuses on using cash generated by its mature stores located in shopping malls to finance its rapidly growing and much larger "superstores."

New Additions: From Trucking to Pancakes

  During the period under review, we added Landstar Systems (trucking company) to the portfolio. Unlike most traditional trucking companies, Landstar uses owner-operated trucks and schedules its routes through independent agents, and therefore has very low fixed costs. Although Landstar has generated a high return on capital and has suffered less from the recent economic slowdown and the decrease in car transports than other truckers, the company has been largely misunderstood by the market and therefore has suffered undeservedly with the sector in general. Other new holdings include International House of Pancakes
(IHOP), a company whose well-known name and differentiated niche in the franchise restaurant business (its restaurants are run by owners who work on the premises) contribute to its expansion potential, and Horace Mann, which has grown steadily and generated a strong cash flow by selling life, homeowners and auto insurance to public school employees through a direct sales force.

Top 10 Portfolio Holdings as of July 31, 1995

                                                                      Percentage
                                                                       of Total
Company                      Line of Business                         Net Assets

Black Box Corp.              Catalog Marketer                            4.2%
                               of Communications
                               and Networking Products
Morningstar Group, Inc.      Specialty Food Products                     4.1%
American Publishing Co.      Publishing/Newspapers                       3.4%
Landstar Systems             Trucking                                    3.4%
North American Watch Corp.   Luxury and Affordable Watches               3.4%
DIMAC Corp.                  Direct Marketing/Database Management        3.3%
J. Baker,  Inc.              Specialty Retail/Shoes/Apparel              2.8%
Trump Hotels &  Casinos      Hotels and Casinos                          2.7%
ABT Building Products Corp.  Specialty Building Materials                2.6%
Quantum Restaurant Group     Restaurants                                 2.6%

Outlook
  We believe that small-cap stocks are currently undervalued, both compared with their own earnings potential and compared with larger U.S. stocks, and are positioned to achieve better returns in both relative and absolute terms going forward. The fund's investment style emphasizes seeking undiscovered or undervalued stocks, and therefore we may purchase stocks earlier in the cycle than some other investors. However, we are patient investors prepared to hold stocks we consider fundamentally sound as we pursue the fund's objective of long-term growth. We believe the fund's tactical enhancements will contribute to the fund over time.

/s/Paul D. Farrell

Paul D. Farrell
Portfolio Manager

August 31, 1995

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund

July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

Shares     Description                                                     Value
--------------------------------------------------------------------------------
Common Stocks--92.9%
Broadcasting--0.8%
160,600    International Family Entertainment, Class B*             $  2,409,000
--------------------------------------------------------------------------------
Building Materials--3.9%
414,400    ABT Building Products Corp.*                                7,770,000
302,700    Congoleum Corp.*                                            3,783,750
--------------------------------------------------------------------------------
                                                                      11,553,750
--------------------------------------------------------------------------------
Commercial Services--9.5%
2,168,868  Automated Security Holdings PLC ADR*                        2,711,085
830,802    Black Box Corp.*                                           12,565,880
986,300    International Post Ltd.*                                    4,746,569
539,200    Opinion Research Corp.*                                     2,763,400
675,100    Supercuts, Inc.*                                            5,569,575
--------------------------------------------------------------------------------
                                                                      28,356,509
--------------------------------------------------------------------------------
Communication-Equipment--3.1%
310,800    IPC Information Systems, Inc.*                              4,817,400
140,400    Plantronics, Inc.*                                          4,282,200
--------------------------------------------------------------------------------
                                                                       9,099,600
--------------------------------------------------------------------------------
Computer Software and Services--1.0%
339,367    Micom Communications*                                       2,842,199
--------------------------------------------------------------------------------
Direct Marketing/Database Management--3.3%
600,400    DIMAC Corp.*                                                9,681,450
--------------------------------------------------------------------------------
Electronics--1.8%
93,900     Holophane Corp.*                                            2,277,075
143,300    Recoton Corp.*                                              2,973,475
--------------------------------------------------------------------------------
                                                                       5,250,550
--------------------------------------------------------------------------------
Environmental Control--1.1%
163,917    U.S.A. Waste Services, Inc.*                                3,114,423
--------------------------------------------------------------------------------
Financial Services--0.1%
163,700    Hamilton Financial Services Corp.*                            388,788
--------------------------------------------------------------------------------
Food Processing--0.9%
379,900    Brothers Gourmet Coffees, Inc.*                             2,801,763
--------------------------------------------------------------------------------
Food Products--0.5%
168,700    Alpine Lace Brands, Inc.                                    1,349,600
--------------------------------------------------------------------------------
Hardware and Tools--0.8%
363,400    Webco Industries, Inc.*                                    $2,362,100
--------------------------------------------------------------------------------
Health Care-Miscellaneous--1.1%
183,300    Grancare Inc.*                                              3,184,838
--------------------------------------------------------------------------------
Hotels and Casinos--2.7%
545,900    Trump Hotels & Casino Resort*                               8,120,256
--------------------------------------------------------------------------------
Household Products--2.6%
777,700    American Safety Razor Co.*                                  7,679,788
--------------------------------------------------------------------------------
Insurance--4.3%
267,400    Horace Mann Educators Co.                                   6,852,125
323,000    The Paul Revere Corp.*                                      6,056,250
--------------------------------------------------------------------------------
                                                                      12,908,375
--------------------------------------------------------------------------------
Leisure Time--2.3%
537,890    Bell Sports Corp.                                           6,858,098
--------------------------------------------------------------------------------
Luxury and Affordable Watches--3.4%
693,400    North American Watch Corp.*                                10,227,650
--------------------------------------------------------------------------------
Manufacturing-Diversified Industrial--5.8%
376,300    DT Industries, Inc.*                                        4,327,450
653,700    Figgie International, Inc. Class A*                         6,618,713
111,200    Figgie International, Inc. Class B*                         1,098,100
602,000    Foamex International, Inc.*                                 5,342,750
--------------------------------------------------------------------------------
                                                                      17,387,013
--------------------------------------------------------------------------------
Medical-Hospital Management & Services--1.0%
680,400    Physicians Clinical Laboratory, Inc.*                       3,061,800
--------------------------------------------------------------------------------
Oil & Gas-Domestic--2.0%
498,000    Total Petroleum of North America Ltd.                       5,789,250
--------------------------------------------------------------------------------
Publishing/Newspapers--3.4%
930,900    American Publishing Co.                                    10,239,900
--------------------------------------------------------------------------------
Restaurants--6.1%
251,100    IHOP Corp.*                                                 7,219,125
672,100    Quantum Restaurant Group, Inc.*                             7,729,150
106,800    Sonic Corp.*                                                3,230,700
--------------------------------------------------------------------------------
                                                                      18,178,975
--------------------------------------------------------------------------------
Retail-Department Stores--1.6%
677,800    Service Merchandise Co., Inc.*                              4,744,600
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund (continued)
July 31, 1995
(Unaudited)

-------------------------------------------------------------------------------

Shares     Description                                                    Value
===============================================================================
Common Stocks (continued)
Retail-Specialty--12.3%
1,080,100  Brookstone, Inc.*                                       $  7,695,713
789,900    Ernst Home Center, Inc.*                                   4,739,400
353,200    Finlay Enterprises*                                        5,518,750
850,000    J. Baker, Inc.*                                            8,340,625
632,500    Levitz Furniture, Inc.*                                    4,032,188
644,940    Musicland Stores Corp.*                                    6,288,165
-------------------------------------------------------------------------------
                                                                     36,614,841
-------------------------------------------------------------------------------
Retail-Specialty Apparel Stores--4.5%
108,400    Ann Taylor Stores Corp.*                                   2,140,900
938,900    Charming Shoppes, Inc.                                     4,577,138
464,800    TJX Companies, Inc.*                                       6,797,700
-------------------------------------------------------------------------------
                                                                     13,515,738
-------------------------------------------------------------------------------
Savings and Loans--0.1%
8,100      GP Financial Corp.                                           195,413
-------------------------------------------------------------------------------
Shoes--1.2%
591,700    Shoe Carnival, Inc.*                                       3,624,163
-------------------------------------------------------------------------------
Specialty Food Products--4.1%
1,579,800  Morningstar Group, Inc.*                                  12,243,450
-------------------------------------------------------------------------------
Textile-Apparel Manufacturers--2.6%
170,600    Authentic Fitness Corp.                                    3,348,025
181,400    Haggar Corp.                                               3,537,300
49,200     Norton McNaughton, Inc.*                                     885,600
-------------------------------------------------------------------------------
                                                                      7,770,925
-------------------------------------------------------------------------------
Trucking--5.0%
189,100    Consolidated Freightways, Inc.                             4,514,763
341,300    Landstar Systems, Inc.*                                   10,239,000
-------------------------------------------------------------------------------
                                                                     14,753,763
-------------------------------------------------------------------------------
Total Common Stocks
  (Cost $302,495,418)                                              $276,308,568
===============================================================================
Warrants--0.0%
Home Builders and Land Development--0.0%
57,000     Miles Homes, Inc.*                                      $     28,500
-------------------------------------------------------------------------------
Total Warrants
  (Cost $42,750)                                                   $     28,500
===============================================================================

-------------------------------------------------------------------------------

Principal
Amount         Description                                                Value
===============================================================================
Corporate Bonds--0.2%
$   500,000  J. Baker, Inc.
    7.5%, 06/01/02                                                 $    457,500
-------------------------------------------------------------------------------
Total Corporate Bonds
  (Cost $497,813)                                                  $    457,500
===============================================================================
Repurchase Agreement--6.5%
$19,400,000  Joint Repurchase Agreement
             Account 5.86%, 08/01/95                               $ 19,400,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
  (Cost $19,400,000)                                               $ 19,400,000
===============================================================================
Total Investments
  (Cost $322,435,981)(a)                                           $296,194,568
===============================================================================

Contracts #    Description                                                Value
===============================================================================
Options Written--(0.0)%
Call Options Written
(900)          Grancare Inc., Call Strike $17.50
               expiring 9/16/95                                    $          0
-------------------------------------------------------------------------------
Total Options Written
  (Premiums received $65,448)                                      $          0
===============================================================================
Federal Income Tax Information:
  Gross unrealized gain for investments in
    which value exceeds cost                                       $ 29,561,183
  Gross unrealized loss for investments in
    which cost exceeds value                                        (55,920,758)
-------------------------------------------------------------------------------
  Net unrealized loss                                              $(26,359,575)
===============================================================================

* Non-income producing security.

(a)  The aggregate cost for federal income tax purposes is $322,554,143.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund



--------------------------------------------------------------------------------
Objective and Strategies

  The Goldman Sachs International Equity Fund seeks long-term capital appreciation by investing in equity securities of companies organized or traded outside the U.S. that we believe have the potential to achieve superior returns over the long term. The fund searches for attractively valued companies with strong, competitive positions in industries expected to grow. Our bottom-up approach focuses on individual companies, rather than on making investment choices based on our view of a particular country or industry sector. Currency risk, inherent in any international investment, is managed by a separate team of currency specialists based in London.

Performance Review:
Successful Stock Selection Results in Outperformance

  For the six months ended July 31, 1995, the Goldman Sachs International Equity Fund had a total return of 17.49% based on net asset value compared with a total return of 12.62% for the fund's benchmark, the Financial Times-Actuaries Europe & Pacific Index ("Europac") unhedged. Europac is a capitalization-weighted composite of approximately 1,500 stocks from 20 countries in Europe, Japan and the Asia-Pacific region and is calculated on a monthly basis. For the 12 months ended July 31, the fund placed in the top quartile of international equity funds based on total return, ranking 41 out of 201 international equity funds tracked by Lipper Analytical Services, Inc. (Lipper rankings do not take sales charges into account.)

  The fund outperformed the Index primarily due to successful stock selection. The fund also benefited from its overweighting in some of the better performing European markets, such as the U.K. and Sweden, and its underweighting in Japan compared with the Index. Finally, the hedging strategies employed during the period were largely successful as well. While the fund's neutral position is unhedged, in May we began to partially hedge the fund's exposure in deutsche marks and yen based on our belief that those currencies had become overvalued versus the dollar and other European currencies. By July, approximately 35% of the fund was hedged.

Portfolio Composition: Diversification Among Countries and Industry Sectors

  During the period, approximately 94% of the fund's portfolio (based on net assets) was invested in 40 stocks based in 16 different countries and 2% in cash equivalents. Its five largest country allocations were Japan (37.2%), the U.K. (10.0%), Sweden (7.6%), Spain (6.0%) and the Netherlands (4.9%). The fund's average market capitalization is approximately $4 to $5 billion. We favor highly focused, efficient companies in well-defined businesses.

 . Japan. Stocks suffered during most of the period under review, reflecting Japan's economic problems, but rebounded sharply during July. During the course of the period, we increased the fund's holdings in Japan from approximately 30% to 37% (still well below the Index weighting of 44%), based on our increased confidence in future improvements in the valuation of the market and of the specific companies we own. We have concentrated on companies that are taking aggressive steps to reduce costs and optimize the use of their assets.

 . Successful Japanese investments during the period included Hoya Corporation (the world's leading manufacturer of optical glass) and Mirai (a large producer of electric cable conduits, wiring boxes and other electrical accessories), which both outperformed the market. Aiwa (audio/visual equipment manufacturer) is a good example of one of the fund's newer Japanese holdings. The company's new management has reduced costs, shifting both research and development and production from Japan to lower cost manufacturers in Southeast Asia.

 . Europe. As of July 31, the fund continued to be slightly overweighted in Europe. Within Europe, the U.K., Scandinavia and Switzerland performed the best,

--------------------------------------------------------------------------------
while countries with the strongest currencies, namely Germany and France, were weakest.

 . Several of the fund's holdings in the U.K. did particularly well, outperforming the market's 15% appreciation during the period. They include Siebe, one of the world's leading manufacturers of industrial electronic equipment and control devices; Electrocomponents, the largest catalog provider of electronic components and other equipment to businesses in the U.K. and Europe, which has consistently earned a return on capital averaging over 30% for the past decade; and Rentokil, a large environmental services group involved in pest control and commercial and security services.

 . Other strong performers included Fresenius, a major producer of kidney dialysis equipment based in Germany; Securitas, the largest security services company in Europe; and Hoganas, the largest producer of powdered metal for use in auto components.

 . In contrast, our investment in Volvo (Sweden) was disappointing during the period, hurt by the weakness of the U.S. dollar, which depressed automobile exports to the U.S., and by general difficulties in the automotive sector. However, we added to the fund's position in Volvo stock on price weakness because the company is fundamentally strong and management's plan to restructure to core businesses is expected to prove successful ultimately.

 . Asia-Pacific. The fund was slightly overweighted in the Asia-Pacific region during the period, although we reduced the fund's exposure in Hong Kong in favor of greater diversification in Korea, Indonesia and the Philippines, where valuations were more attractive. The region experienced mixed results during the period, with sharp rallies in February and May.

 . A large portion of the fund's holdings of Hong Kong-based Consolidated Electric Power of Asia was sold to take profits when the stock hit our target price, and a significant position in Korea Mobile Telecommunications (KMT) was added. KMT is the sole provider of cellular telecommunications in Korea and controls half of the pager market, both of which should see significant growth potential. Another relatively new holding, Philippine Long Distance Telephone, did quite well from March through May.

Top 10 Portfolio Holdings as of  July 31, 1995

                                                                   Percentage
                                                                    of Total
Company                      Country     Line of Business          Net Assets
Fresenius                    Germany     Health Care                   3.8%
Santen                       Japan       Pharmaceutical                3.7%
Korea Mobile
 Telecommunications (KMT)    Korea       Telecommunications            3.4%
Mitsubishi Heavy Industry    Japan       Aerospace/ Defense            3.4%
Mitsubishi  Electric         Japan       Electrical Equipment          3.4%
Hoya Corporation             Japan       Optical Glass                 3.4%
                                         Manufacturing
Volvo                        Sweden      Car and Truck Manufacture     3.4%
Repsol                       Spain       Oil/Gas Production and        3.2%
                                         Distribution
Shimachu                     Japan       Furniture Retailer            3.2%
Mitsui Marine & Fire         Japan       Insurance                     3.2%

Outlook
  Our outlook for most international markets is quite positive. In our opinion, Europe is likely to see continuing reasonable levels of economic growth with low inflation. However, unlike the U.S. stock market, which may be reaching a near-term peak, many European stock markets are still 10% to 20% off their highs, which were set during 1993, and thus still offer what we believe are attractive valuations. In addition, many European companies are at an early stage of what we expect to be a sustained upturn in earnings.

  Near term, the Japanese market continues to suffer from a liquidity crisis in the domestic economy and from the strong yen. However, during the first few weeks of July, the Nikkei 225 stock index rallied over 12% on news

--------------------------------------------------------------------------------
that the Bank of Japan cut short-term interest rates -- a sign that many believe indicates the Japanese government's commitment to provide monetary and fiscal stimulus to help improve Japan's economy. In addition, the recent decline in the yen and signs of some resolution in the trade discussions with the U.S. are encouraging. However, real evidence of economic recovery and strong earnings growth will be necessary to produce a sustained market upturn.

  Finally, we expect Asian stock markets to benefit from a combination of better liquidity, a stable and strengthening U.S. dollar and the prospect for lower interest rates worldwide during the second half of 1995.


/s/Roderick D. Jack

Roderick D. Jack
Portfolio Manager, London


/s/Marcel Jongen

Marcel Jongen
Portfolio Manager, London


/s/Shogo Maeda

Shogo Maeda
Portfolio Manager, Tokyo


/s/Warwick M. Negus

Warwick M. Negus
Portfolio Manager, Hong Kong

August 31, 1995
--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund
July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

Shares     Description                                                     Value
================================================================================
Common Stocks--94.4%
Austrian Schilling--2.9%
105,400    Oester Elektrizita (Utility)                             $  7,739,464
--------------------------------------------------------------------------------
Belgian Franc--2.2%
20,342     Colruyt SA (Food-Retailer)                                  5,723,197
--------------------------------------------------------------------------------
British Pound Sterling--10.0%
764,039    British Airport Authority (Airport Operator)                6,409,723
682,474    Electrocomponents (Electrical Equipment Distributor)        6,995,958
1,625,700  Rentokil Group (Commercial Services)                        7,377,737
537,000    Siebe (Industrial/Electronic Equipment Manufacturer)        5,856,544
--------------------------------------------------------------------------------
                                                                      26,639,962
--------------------------------------------------------------------------------
Danish Krone--3.0%
141,900    TeleDanmark AS (Telecommunications)                         7,934,590
--------------------------------------------------------------------------------
French Franc--2.3%
187,630    Seita (Tobacco)                                             6,192,241
--------------------------------------------------------------------------------
Hong Kong Dollar--4.8%
1,843,800  Consolidated Electric Power Asia (Utility)                  4,300,985
370,000    HSBC Holdings (Financial)                                   5,020,742
4,706,000  National Mutual Asia Ltd. (Financial)                       3,344,964
--------------------------------------------------------------------------------
                                                                      12,666,691
--------------------------------------------------------------------------------
Irish Pound--2.3%
958,060    Bank of Ireland (Banking)                                   5,985,725
--------------------------------------------------------------------------------
Japanese Yen--37.2%
326,000    Aiwa Co. (Audio-Visual Equipment Manufacturer)              8,304,087
87,000     Futaba Corp. (Capital Goods)                                4,294,351
301,000    Hoya Corp. (Optical Glass Manufacturing)                    8,996,264
196,000    Inaba Denkisangyo (Industrial)                              5,014,831
319,000    Max Co. (Office Equipment Manufacturer)                     6,717,310
209,000    Mirai Industry Co. (Miscellaneous Manufacturer)             4,732,254
1,228,000  Mitsubishi Electric CP (Electrical Equipment)               9,078,275
1,268,000  Mitsubishi Heavy Industry (Aerospace/Defense)               9,144,300
1,208,000  Mitsui Marine & Fire (Insurance)                            8,465,436
363,000    Santen Pharmaceutical Co. (Pharmaceuticals)                 9,780,822
14,400     Sanyo Shinpan Financial (Financial)                         1,173,780
315,000    Shimachu Co. (Retail-Furniture)                             8,487,490
311,000    Taikisha Ltd. (Capital Goods)                               4,894,034
54,000     Tostem Corp. (Building Materials)                           1,748,443
259,000    Yamatake Honeywell (Industrial/Electronic Equipment
            Manufacturer)                                              3,753,198
115,200    York Benimaru Co. (Food Retailer)                           4,460,365
--------------------------------------------------------------------------------
                                                                      99,045,240
--------------------------------------------------------------------------------
Netherlands Guilder--4.9%
98,590     Randstad Holdings (Temporary Help Services)                 6,991,748
68,165     Wolters Kluwer (Publishing)                                 6,174,446
--------------------------------------------------------------------------------
                                                                      13,166,194
--------------------------------------------------------------------------------
Philippine Peso--3.1%
117,000    Philippine Long Distance Telephone Co. ADR
             (Telecommunications)                                      8,116,875
--------------------------------------------------------------------------------
South Korean Won--3.4%
10,500     Korea Mobile Telecommunications
           (Telecommunications)                                        9,170,596
--------------------------------------------------------------------------------
Spanish Peseta--6.0%
45,725     Banco Popular (Financial)                                   7,410,504
253,535    Repsol SA (Oil & Gas-Production and Distribution)           8,562,997
--------------------------------------------------------------------------------
                                                                      15,973,501
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund
July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

Shares     Description                                                     Value
================================================================================
Common Stocks (continued)
Swedish Krona--7.6%
304,340    Hoganas Ag (Metals-Miscellaneous)                        $  6,139,014
150,490    Securitas (Commercial Services)                             5,176,529
452,000    Volvo (Car and Truck Manufacture)                           8,957,590
--------------------------------------------------------------------------------
                                                                      20,273,133
--------------------------------------------------------------------------------
Swiss Franc--2.3%
4,931      Cie Financiere Richemont Ag
           (Consumer Goods-Luxury Products)                            6,173,933
--------------------------------------------------------------------------------
Thai Baht--2.4%
572,300    Bangkok Bank (Financial)                                    6,379,435
--------------------------------------------------------------------------------
Total Common Stocks
  (Cost $224,432,664)                                               $251,180,777
================================================================================
Preferred Stock--3.8%
Deutsche Mark--3.8%
13,771     Fresenius Ag (Health Care)                               $ 10,241,988
--------------------------------------------------------------------------------
Total Preferred Stock
  (Cost $4,266,827)                                                 $ 10,241,988
================================================================================

Principal
Amount         Description                                                 Value
================================================================================


Short-Term Obligation--1.6%
--------------------------------------------------------------------------------
$4,356,357     State Street Bank & Trust
               Euro-Time Deposit
               5.75%, 08/01/95                                      $  4,356,357
--------------------------------------------------------------------------------
Total Short-Term Obligation
  (Cost $4,356,357)                                                 $  4,356,357
================================================================================
Options--0.0%
JPY36,097,529  Nikkei 300 Call @ 328.55 expiring 12/22/95           $      8,173
--------------------------------------------------------------------------------
Total Options (Cost $7,795,054)                                     $      8,173
================================================================================
Total Investments (Cost $240,850,902)(a)                            $265,787,295
================================================================================

Shares         Description                                                Value
===============================================================================
Federal Income Tax Information:
  Gross unrealized gain for investments in
   which value exceeds cost                                        $ 37,967,861
  Gross unrealized loss for investments in
   which cost exceeds value                                        $(13,033,508)
-------------------------------------------------------------------------------
  Net unrealized gain                                              $ 24,934,353
================================================================================
Common and Preferred Stock Industry Concentrations
================================================================================
Telecommunications                                                          9.5%
Financial                                                                   8.8%
Capital Goods                                                               6.1%
Commercial Services                                                         4.7%
Utility                                                                     4.5%
Health Care                                                                 3.8%
Pharmaceuticals                                                             3.7%
Industrial/Electronic Equipment Manufacturer                                3.6%
Aerospace/Defense                                                           3.4%
Electrical Equipment                                                        3.4%
Optical Glass Manufacturing                                                 3.4%
Car and Truck Manufacture                                                   3.4%
Oil & Gas-Production and Distribution                                       3.2%
Retail-Furniture                                                            3.2%
Insurance                                                                   3.2%
Audio-Visual Equipment Manufacturer                                         3.1%
Temporary Help Services                                                     2.6%
Office Equipment Manufacturer                                               2.5%
Airport Operator                                                            2.4%
Tobacco                                                                     2.3%
Publishing                                                                  2.3%
Consumer Goods-Luxury Products                                              2.3%
Metals-Miscellaneous                                                        2.3%
Banking                                                                     2.2%
Food-Retailer                                                               2.2%
Industrial                                                                  1.9%
Miscellaneous Manufacturer                                                  1.8%
Retail-Convenience                                                          1.7%
Building Materials                                                          0.7%
--------------------------------------------------------------------------------
Total Common and Preferred Stock                                           98.2%
================================================================================

(a) The aggregate cost for federal income tax purposes is $240,852,942.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund



--------------------------------------------------------------------------------
Objective and Investment Approach
  The fund seeks long-term capital appreciation by investing in a limited number of carefully selected companies located in the 12 Asian markets that make up the fund's investment mandate, to the extent permitted by applicable local laws. Those countries include China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand. While we put our primary emphasis on selecting individual investments, we also monitor the economic and political climate of every country in the region and carefully manage risk by diversifying the fund's investments across countries and industries.

  We use firsthand fundamental research in our search for well-managed companies whose stock prices are, in our opinion, undervalued in the marketplace. Other characteristics we look for in investment candidates include a strong market position, high or improving returns on invested capital, above-average growth potential, strong free cash flow that is wisely allocated and a skilled management team dedicated to maximizing shareholder returns. Our investment process includes face-to-face meetings with senior management as well as frequent contact with a company's customers, suppliers and competitors.

Asian Markets Volatile, Punctuated by Sharp Rallies

  During the period under review, Asian stock markets experienced mixed performance and low volumes, despite stable economic fundamentals in the region: low core inflation, high productivity and solid growth. The period was punctuated by two strong rallies, in February and May, fueled in part by foreign cash that had been sitting on the sidelines. In addition, indications that U.S. interest rates had stabilized and the strong performance of the U.S. equity market encouraged increased investor interest in the relatively inexpensive markets of Asia.

  In contrast to some other emerging markets, Asian currencies showed resilience due to the regions' large foreign exchange reserves and well-regulated economies. The strength of the yen forced interest rates to rise in some Asian countries; in others (i.e., the Philippines, Indonesia and Thailand), local interest rates moved up due to intervention by their central banks. Generally, the region has been relatively stable politically, with the exceptions of India, where the Congress Party lost several key state elections, and Thailand, which experienced a change of government.

Performance Review:  Good Stock Performance in Various Markets and Sectors

  During the six-month period ended July 31, 1995, the Goldman Sachs Asia Growth Fund had a total return of 17.58% based on net asset value, slightly underperforming its benchmark, the Morgan Stanley Capital International Combined Asia (ex Japan) Index, which returned 17.92% for the same period.

  For the 12 months ended July 31, the fund placed in the top 6% of its peers based on total return, ranking 4th out of 63 Pacific region funds tracked by Lipper Analytical Services, Inc. (Lipper rankings do not take sales charges into account.)

  Along with the Asian markets in general, the fund started the period with strong performance in February, then retreated temporarily, rebounded again in May and outperformed the benchmark in July. Over the course of the period, we continued to emphasize high-quality companies that we believe have the potential to realize gains in varied market environments.

 . The majority of the fund's positive performance came from successful stock selection. The top-performing stocks during the period included Hong Kong Electric, Philippine Long Distance Telephone, Mulia Industrinado (Indonesia) and Tata Engineering and Locomotive Company (India). Most of these stocks did well because of market recognition of their value and strong growth (as measured by Gross Domestic Product) within their own countries.

 . In January, we overweighted the portfolio in Hong Kong based on our belief that the market was oversold and therefore cheap. Our analysis proved

--------------------------------------------------------------------------------
correct: the Hong Kong market rose approximately 14% in February and the portfolio benefited.

 . In terms of currency, the portfolio was primarily unhedged during the period, a strategy that worked to our benefit as Asian currencies performed well against the dollar and continued to appreciate.

 . During the period, we used options on several occasions, selling calls on existing holdings; these strategies were largely successful.

Portfolio Composition: An Emphasis on Companies
Fueled by Domestic Sales
  As of July 31, 89% of the fund's net assets were invested in common stocks and 6% was in cash equivalents. By country, our heaviest concentrations were in Hong Kong (39.0%), Thailand (11.6%), Malaysia (9.8%), Singapore (7.3%) and the Philippines (5.4%). Compared with the Index, the portfolio was overweighted in Hong Kong, Indonesia and the Philippines and underweighted in Singapore, Malaysia and South Korea.

  The portfolio was invested in a wide range of industries including banking, a sector that has provided strong earnings momentum during the period, as well as telecommunications, food, automotive, manufacturing and utilities.

  During the period, our focus was on Asian companies with primary sales from within their own countries, rather than from sales driven by exports. Accordingly, we have added several new positions described below.

 . Swire Pacific (Hong Kong), a diversified holding company with principal activities in aviation, property, consumer products, trading, marine services, insurance and hotels, earns the bulk of its profits from its 51.8% stake in Cathay Pacific Airways and its property division. Over the next few years, its consumer properties division is expected to experience rapid growth and to continue to diversify its range of consumer products manufactured in China.

 . HSBC Holdings (Hong Kong), the holding company for the Hong Kong & Shanghai
  Banking Corporation, ranks among the top 15 banks in the world in terms of assets. It is one of the strongest and best capitalized financial and banking service organizations in the world, with more than 3,000 offices located in 65 countries in Europe, the Asia-Pacific region, the Middle East and the Americas. The company maintains a dominant position in Hong Kong and in the profitable Asia-Pacific region.

 . Korea Mobile Telecommunications (Korea), the sole provider of cellular services in Korea, also commands 55% of the Korean paging market. Despite the possibility of competition, KMT is believed to be well positioned to experience exponential growth in the years to come. The company is also developing new cellular technology that should enable it to expand into other Asian and international markets.

  During the period, we sold several stocks that had reached our target prices. These included a good portion of our holdings in Consolidated Electric Power of Asia (Hong Kong), which builds and operates power stations, based on our evaluation that further appreciation was unlikely for several years. Similarly, we sold Indostat (Indonesia) at a profit on the belief that significant appreciation would be difficult due to the fact that the major domestic telephone service provider in Indonesia will be privatizing later this year.

  Not all the stocks in our portfolio performed as well as we anticipated. One notable disappointment was Kim Hin (Malaysia), a leading producer of floor and tile products in Malaysia, which saw its profits decline as a result of an overly ambitious expansion plan and a price war from increased competition. As a result, we have sold the stock. We also liquidated Astra International (Indonesia), which sells Japanese cars in Indonesia, as it felt the impact of the appreciation of the Japanese yen relative to the Indonesian rupiah. The higher cost of imported cars, coupled with an increase in interest rates, is expected to result in a lower rate of growth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)




--------------------------------------------------------------------------------
Top 10 Holdings as of July 31, 1995

                                                                     Percentage
                                                                      of Total
Company                          Country      Line of Business       Net Assets
Hutchison Whampoa                Hong Kong    Conglomerate              5.6%
Swire Pacific                    Hong Kong    Air Transportation        4.8%
HSBC Holdings                    Hong Kong    Banking and Finance       4.4%
Philippine Long Distance         Philippines  Telecommunications        4.0%
Industrial Finance Corp.         Thailand     Banking and Finance       4.0%
Sun Hung Kai                     Hong Kong    Property                  3.9%
Mulia Industrindo                Indonesia    Manufacturing             3.9%
Metropolitan Bank & Trust Co.    Philippines  Banking and Finance       3.6%
Hong Kong Electric               Hong Kong    Electric Utility          3.5%
Indofood                         Indonesia    Food and Beverage         3.2%

Outlook:  A Stronger Second Half

  We believe the Asian markets will do better in the second half of 1995, due to a number of factors including the expected cyclical recovery in the U.S. dollar and the prospect of lower interest rates worldwide. We see general earnings growth in the region reaching approximately 15% by year end, which, though slightly lower than last year's 17.5% rate, is still quite respectable. Our efforts will continue to focus on stock selection, with emphasis on attractive valuations and companies that deliver a high return on capital. Our research indicates that some interesting opportunities for the balance of the year may be found in Hong Kong, as well as in some of the smaller Asian markets, namely Thailand, Indonesia and the Philippines. In India, the cancellation of a major power project by the newly elected government in the state of Maharashtra has dampened foreign investment in the Indian market. We will continue to spend time in India, assessing potential opportunities.

  As always, we urge investors to view the fund as a long-term investment opportunity and to be prepared to withstand periods of volatility. Over time, we believe the region's potential will be realized as foreign investment increases and economic growth continues.


/s/Warwick Negus

Warwick M. Negus
Portfolio Manager, Hong Kong

August 31, 1995

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund
July 31, 1995
(Unaudited)


--------------------------------------------------------------------------------

Shares     Description                                                     Value
================================================================================
Common Stocks--89.2%
Hong Kong Dollar--39.0%
1,715,800  Consolidated Electric Power Asia (Utility)               $  4,002,402

2,625,600  HKR International Ltd. (Real Estate)                        2,001,968
1,614,000  Hong Kong Electric (Utility)                                5,850,773
2,657,824  Hong Kong Land Holdings (Real Estate)                       5,156,179
1,158,000  Hong Kong Telecommunications Ltd. (Telecommunications)      2,125,073
542,000    HSBC Holdings (Banking)                                     7,354,709
1,845,000  Hutchison Whampoa (Conglomerate)                            9,299,035
6,686,000  JCG Holdings Ltd. (Finance)                                 5,184,352
4,772,000  National Mutual Asia Ltd. (Life Insurance)                  3,391,876
6,169,400  San Miguel Brewery Ltd. (Breweries)                         3,946,617
857,000    Sun Hung Kai Properties (Real Estate)                       6,451,395
1,017,000  Swire Pacific (Transportation-Air)                          7,951,576
8,123,000  Winton Holdings (Financial Services)                        1,994,559
--------------------------------------------------------------------------------
                                                                      64,710,514
--------------------------------------------------------------------------------
Indian Rupee--6.2%
132,500    Larsen & Toubro Ltd. GDR (Engineering)                      2,865,975
116,600    Ranbaxy Laboratories Ltd. GDS (Pharmaceuticals)             3,338,257
175,000    Tata Engineering & Locomotive Company Ltd. GDR
           (Autos and Trucks)                                          3,829,000
--------------------------------------------------------------------------------
                                                                      10,033,232
--------------------------------------------------------------------------------
Indonesian Rupiah--7.1%
1,183,625  Indofoods Sukses Makmur (Food Processing)                   5,298,232
2,905,272  Mulia Industrindo (Manufacturing-Diversified Industrial)    6,502,399
--------------------------------------------------------------------------------
                                                                      11,800,631
--------------------------------------------------------------------------------
Malaysian Ringgit--9.8%
875,000    Commerce Asset Holdings (Financial Services)                5,233,978
364,000    Kim Hin Industry (Building Materials                        1,451,556
460,000    Rashid Hussain Berhad (Financial Services)                  1,591,048
1,245,000  Road Builder Berhad (Holding Company-Diversified)           4,483,520
496,000    UTD Engineers Berhad (Engineering)                          3,552,228
--------------------------------------------------------------------------------
                                                                      16,312,330
--------------------------------------------------------------------------------
Philippine Peso--5.4%
130,000    Advanced Semiconductor GDR (Electronics-Semiconductors)     1,950,000
18,286     Benpres Holdings Corp. GDR (Telecommunications)               137,145
306,588    Metropolitan Bank & Trust (Banking)                         5,981,041
13,000     Philippine Long Distance Telephone Co. ADR
           (Telecommunications)                                          905,384
--------------------------------------------------------------------------------
                                                                       8,973,570
--------------------------------------------------------------------------------
Singapore Dollar--7.3%
467,100    Far East Levingston Shipbuilding (Oil & Gas)                2,329,634
823,500    Overseas Union Bank (Banking)                               5,200,431

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)
July 31, 1995
(Unaudited)

-------------------------------------------------------------------------------

Shares     Description                                                    Value
===============================================================================
Common Stocks (continued)
Singapore Dollar (continued)
800        Singapore Press Holdings (Publishing)                   $     11,023
1,415,000  Straits Steamship Land (Real Estate)                       4,528,812
-------------------------------------------------------------------------------
                                                                     12,069,900
-------------------------------------------------------------------------------
South Korean Won--2.8%
5,320      Korea Mobile Telecommunications Corp.                      4,646,436
           (Telecommunications)
263        Samsung Electronics (Electronics)                             37,183
-------------------------------------------------------------------------------
                                                                      4,683,619
-------------------------------------------------------------------------------
Thai Baht--11.6%
4,199,300  Bangkok Metropolitan Bank PLC (Banking)                    4,873,810
2,421,000  Industrial Finance Corp. (Financial)                       6,551,171
804,200    Kiatnakin Finance & Securities PLC (Financial Services)    3,280,460
2,768,000  Siam Panich Leasing (Financial Services)                   4,555,574
-------------------------------------------------------------------------------
                                                                     19,261,015
-------------------------------------------------------------------------------
Total Common Stocks (Cost $139,393,384)                            $147,844,811
===============================================================================
Preferred Stocks--3.5%
Philippine Peso--3.5%
143,400    Philippine Long Distance
           Telephone 5.75% Convertible
           Preferred (Telecommunications)                          $  5,744,604
-------------------------------------------------------------------------------
Total Preferred Stocks (Cost $6,208,086)                           $  5,744,604
===============================================================================

Principal
Amount     Description                                                    Value
-------------------------------------------------------------------------------
Warrants--0.3%
Indian Rupee
75,000     Tata Engineering & Locomotive Company Ltd. GDR
           (Autos and Trucks)                                      $    487,500
-------------------------------------------------------------------------------
Total Warrants (Cost $110,550)                                     $    487,500
===============================================================================
Corporate Bonds--0.9%
$1,047,000 Kiatnakin Finance & Securities PLC
           Convertible 4.00%, 11/30/03                             $    879,480
1,012,000  UTD Engineers Berhad Convertible
           4.00%, 05/22/99                                              621,819
-------------------------------------------------------------------------------
Total Corporate Bonds
  (Cost $1,431,084)                                                $  1,501,299
===============================================================================
Short-Term Obligations--5.6%
$9,258,045 State Street Bank & Trust
           Euro-Time Deposit 5.75%, 08/01/95                       $  9,258,045
-------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $9,258,045)                                                $  9,258,045
===============================================================================
Total Investments
  (Cost $156,401,149)(a)                                           $164,836,259
===============================================================================
Federal Income Tax Information:
  Gross unrealized gain for investments in
    which value exceeds cost                                       $ 14,459,128
  Gross unrealized loss for investments in
    which cost exceeds value                                         (6,185,332)
-------------------------------------------------------------------------------
   Net unrealized gain                                             $  8,273,796
===============================================================================

(a)  The aggregate cost for federal income tax purposes is $156,498,213.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)
July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

Common and Preferred Stock Industry Concentrations
==================================================
Banking                                      14.0%
Real Estate                                  10.8%
Financial Services                           10.1%
Telecommunications                            8.2%
Utility                                       5.9%
Conglomerate                                  5.6%
Transportation-Air                            4.8%
Financial                                     4.0%
Engineering                                   3.9%
Manufacturing-Diversified Industrial          3.9%
Food Processing                               3.2%
Finance                                       3.1%
Holding Company-Diversified                   2.7%
Autos and Trucks                              2.6%
Breweries                                     2.4%
Life Insurance                                2.1%
Pharmaceuticals                               2.0%
Oil & Gas                                     1.4%
Electronics-Semiconductors                    1.2%
Building Materials                            0.9%
Electronics                                   0.1%
Publishing                                    0.1%
--------------------------------------------------
Total Common and Preferred Stocks            93.0%
==================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

                                                                                                 Goldman Sachs     Goldman Sachs
                                                                                                 Balanced Fund   Select Equity Fund
                                                                                                 ==================================
Assets:

Investments in securities, at value (identified cost $30,515,177, $113,391,835,
   $290,555,967, $867,920,619, $322,435,981, $240,850,902 and $156,401,149, respectively)         $31,929,574       $138,968,765
Cash                                                                                                   20,494             37,725
Receivables:
   Investment securities sold                                                                       1,654,917                 --
   Forward foreign currency exchange contracts                                                             --                 --
   Fund shares sold                                                                                   788,488            166,677
   Dividends and interest                                                                             165,589            145,667
Deferred organization expenses, net                                                                    56,412             25,099
Other assets                                                                                           45,295             24,050
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                       34,660,769        139,367,983
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Options written, at value (a)                                                                              --                 --
Payables:
   Investment securities purchased                                                                  4,522,868                 --
   Forward foreign currency exchange contracts                                                             --                 --
   Fund shares repurchased                                                                              2,236             55,146
   Investment advisory fees                                                                            11,674             46,378
   Administration fees                                                                                  3,502             17,392
   Distribution fees                                                                                       --             25,645
   Authorized dealer service fees                                                                       5,837             25,645
   Transfer agent fees                                                                                 35,784             56,608
Accrued expenses and other liabilities                                                                 78,928             39,828
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                   4,660,829            266,642
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in capital                                                                                    27,784,489        110,100,345
Accumulated undistributed net investment income (loss)                                                 92,753            728,121
Accumulated undistributed net realized gain (loss) on investment, option and futures
   transactions                                                                                       708,301          2,695,945
Accumulated net realized foreign currency gain                                                             --                 --
Net unrealized gain (loss) on investments, options and futures                                      1,414,397         25,576,930
Net unrealized gain on translation of assets and liabilities denominated in foreign currencies             --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                        $29,999,940       $139,101,341
===================================================================================================================================

                                                                                                              Class A  Institutional
                                                                                                             --------  -------------

Total shares of beneficial interest outstanding, $.001 par value (100,000,000 shares
   authorized)(b)                                                                              1,826,773     5,264,421   2,445,264
Net asset value and redemption price per share (net assets/shares outstanding)                    $16.42        $18.04      $18.06
===================================================================================================================================
Maximum public offering price per share (NAV x 1.0582)(c)                                         $17.38        $19.09      $18.06
===================================================================================================================================

(a)Premiums received are $1,758,487 and $65,448 for the Goldman Sachs Capital Growth Fund and the Goldman Sachs Small Cap Equity Fund, respectively.
(b)The Goldman Sachs Select Equity Fund Institutional share class has authorized shares of 50,000,000.
(c)The Goldman Sachs Select Equity Fund's Institutional shares maximum public offering price per share is equivalent to the net asset value per share.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
   Goldman Sachs              Goldman Sachs             Goldman Sachs                  Goldman Sachs              Goldman Sachs
Growth & Income Fund       Capital Growth Fund       Small Cap Equity Fund       International Equity Fund       Asia Growth Fund
===================================================================================================================================
   $324,949,279               $1,063,951,087              $296,194,568                   $265,787,295             $ 164,836,259
         63,994                       68,613                     7,860                             --                 2,080,351

             --                   30,638,738                 2,829,293                      1,864,765                 3,894,404
             --                           --                        --                        488,733                        --
      3,118,256                    2,231,043                   531,613                        808,145                 1,032,897
        401,852                      571,485                    38,897                        523,276                   152,445
         48,120                           --                    41,631                         41,026                   124,506
             --                        6,625                    12,655                             --                        --
-----------------------------------------------------------------------------------------------------------------------------------
    328,581,501                1,097,467,591               299,656,517                    269,513,240               172,120,862
-----------------------------------------------------------------------------------------------------------------------------------

             --                    1,438,125                        --                             --                        --

      3,926,140                   54,126,128                 1,240,575                             --                 5,799,403
             --                           --                        --                      2,429,068                        --
        242,819                   13,249,583                   268,396                        234,575                    55,135
        145,443                      663,302                   188,963                        170,505                   103,888
         39,666                      221,101                    62,986                         56,835                    34,630
             --                           --                        --                             --                        --
         66,110                      221,101                    62,986                         56,835                    34,630
        117,841                      243,820                   229,781                        189,553                    79,750
          7,213                       21,199                   149,817                        253,259                   224,085
-----------------------------------------------------------------------------------------------------------------------------------
      4,545,232                   70,184,359                 2,203,504                      3,390,630                 6,331,521
-----------------------------------------------------------------------------------------------------------------------------------
    279,376,544                  767,160,205               322,420,302                    230,050,883               160,091,510
        457,981                    3,479,902                  (721,126)                       823,303                 1,609,760

      9,808,432                   60,292,296                 1,929,802                    (14,579,950)               (4,851,489)
             --                           --                        --                     26,149,475                   561,703
     34,393,312                  196,350,829               (26,175,965)                     6,858,344                 7,934,180
             --                           --                        --                     16,820,555                   443,677
-----------------------------------------------------------------------------------------------------------------------------------
   $324,036,269               $1,027,283,232              $297,453,013                   $266,122,610             $ 165,789,341
===================================================================================================================================


     17,082,060                   60,777,258                16,803,939                     15,600,364                10,593,838
         $18.97                       $16.90                    $17.70                         $17.06                    $15.65
===================================================================================================================================
         $20.07                       $17.88                    $18.73                         $18.05                    $16.56
===================================================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Operations
For the Six Months Ended July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

                                                                             Goldman Sachs            Goldman Sachs
                                                                                Balanced               Select Equity
                                                                                  Fund                     Fund
                                                                             =======================================
Investment income:
Dividends (net of withholding taxes)(a)                                       $  110,609               $ 1,173,804
Interest                                                                         261,291                   100,137
--------------------------------------------------------------------------------------------------------------------
Total income                                                                     371,900                 1,273,941
--------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees (b)                                                      40,841                   253,505
Administration fees (b)                                                           12,252                   115,986
Distribution fees (c)                                                             10,103                   132,503
Authorized dealer service fees                                                    10,318                    48,815
Custodian fees                                                                    30,316                    27,885
Transfer agent fees                                                               40,882                    55,142
Professional fees                                                                 35,933                    23,426
Amortization of deferred organization expenses                                     6,660                    15,296
Director fees                                                                        560                     1,624
Other                                                                             13,766                    43,752
--------------------------------------------------------------------------------------------------------------------
Total expenses                                                                   201,631                   717,934
Less--expenses reimbursable by Goldman Sachs                                    (119,948)                  (24,050)
--------------------------------------------------------------------------------------------------------------------
Net expenses                                                                      81,683                   693,884
--------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                     290,217                   580,057
--------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                       708,166                 2,087,790
   Options transactions                                                               --                        --
   Futures transactions                                                               --                        --
   Foreign currency related transactions                                              --                        --
Net change in unrealized gain (loss) on:
   Investments                                                                 1,344,286                20,921,012
   Options                                                                            --                        --
   Translation of assets and liabilities denominated in foreign currencies            --                        --
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investment, option, futures and
   foreign currency transactions                                               2,052,452                23,008,802
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          $2,342,669               $23,588,859
====================================================================================================================

(a)For the Select Equity, Growth and Income, Small Cap Equity, International Equity and Asia Growth Funds taxes withheld were $20,635, $6,882, $11,864, $361,560 and $100,331.
(b)For the Select Equity Fund, the Advisor and Administrator each waived fees of $21,532.
(c)For the six months ended July 31, 1995, the distributor waived fees of $20,421, $85,724, $315,413, $1,195,769, $398,222, $340,358 and $181,136 for
   the Balanced, Select Equity, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------------------------------------
 Goldman Sachs        Goldman Sachs         Goldman Sachs            Goldman Sachs          Goldman Sachs
Growth & Income       Capital Growth       Small Cap Equity       International Equity       Asia Growth
     Fund                  Fund                  Fund                     Fund                  Fund
=============================================================================================================
   $3,241,111         $  5,664,862           $   431,994               $ 3,374,603           $ 2,262,656
      541,958            3,404,604             1,083,414                    71,562               453,425
--------------------------------------------------------------------------------------------------------
    3,783,069            9,069,466             1,515,408                 3,446,165             2,716,081
--------------------------------------------------------------------------------------------------------

      693,908            3,587,307             1,194,667                 1,021,074               543,411
      189,248            1,195,769               398,222                   340,358               181,137
      191,415              770,488               272,353                   228,691               114,156
      123,998              425,281               125,869                   111,667                66,980
       29,691               61,210                27,945                   345,030               155,921
      216,785              251,329               130,246                    68,362               100,495
       21,601               41,687                30,926                    43,758                33,362
        9,477               13,155                 9,268                     8,705                15,682
        2,592               14,353                 5,375                     5,077                 1,398
       59,019               80,010                41,663                    26,294                37,748
--------------------------------------------------------------------------------------------------------
    1,537,734            6,440,589             2,236,534                 2,199,016             1,250,290
           --                   --                    --                        --                    --
--------------------------------------------------------------------------------------------------------
    1,537,734            6,440,589             2,236,534                 2,199,016             1,250,290
--------------------------------------------------------------------------------------------------------
    2,245,335            2,628,877              (721,126)                1,247,149             1,465,791
--------------------------------------------------------------------------------------------------------


    9,642,411           56,748,352             6,479,817                (3,538,394)           (1,876,183)
       76,997                   --                    --                  (545,138)             (249,473)
           --                   --                    --                        --              (278,144)
           --                   --                    --                13,862,401               633,863

   34,785,308          142,264,910            22,660,675                23,537,040            23,223,340
      (76,997)             320,362                65,448                   901,802                    --
           --                   --                    --                 8,372,305               128,526
--------------------------------------------------------------------------------------------------------
   44,427,719          199,333,624            29,205,940                42,590,016            21,581,929
--------------------------------------------------------------------------------------------------------
  $46,673,054         $201,962,501           $28,484,814               $43,837,165           $23,047,720
========================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Six Months Ended July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

                                                Goldman Sachs             Goldman Sachs
                                                  Balanced                Select Equity
                                                    Fund                      Fund
                                               ========================================
From operations:
Net investment income (loss)                     $   290,217              $    580,057
Net realized gain (loss) on investment, option
  and futures transactions                           708,166                 2,087,790
Net realized gain on foreign currency
  related transactions                                    --                        --
Net change in unrealized gain on
  investments, options and futures                 1,344,286                20,921,012
Net change in unrealized gain on
  translation of assets and liabilities
  denominated in foreign currencies                       --                        --
---------------------------------------------------------------------------------------
Net increase in net assets resulting from
  operations                                       2,342,669                23,588,859
---------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                          (217,747)                       --
---------------------------------------------------------------------------------------
Total distributions to shareholders                 (217,747)                       --
---------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                 21,427,970                58,021,459
Reinvestment of dividends and distributions          196,693                        --
Cost of shares repurchased                        (1,259,213)              (37,476,486)
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from share transactions                         20,365,450                20,544,973
---------------------------------------------------------------------------------------
Total increase (decrease)                         22,490,372                44,133,832

Net assets:
Beginning of period                                7,509,568                94,967,509
=======================================================================================
End of period                                    $29,999,940              $139,101,341
=======================================================================================
Accumulated undistributed net investment
  income (loss)                                  $    92,753              $    728,121
=======================================================================================
Summary of share transactions:
                                                                  Class A      Institutional
                                                                ------------   -------------
Shares sold                                        1,366,941       904,181       2,445,264
Reinvestment of dividends and distributions           12,512            --              --
Shares repurchased                                   (80,784)   (2,141,966)             --
--------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding      1,298,669    (1,237,785)      2,445,264
============================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------------------------------------
 Goldman Sachs        Goldman Sachs         Goldman Sachs            Goldman Sachs          Goldman Sachs
Growth & Income       Capital Growth       Small Cap Equity       International Equity       Asia Growth
     Fund                  Fund                  Fund                     Fund                  Fund
=============================================================================================================
   $  2,245,335       $    2,628,877        $   (721,126)             $  1,247,149          $  1,465,791
      9,719,408           56,748,352           6,479,817                (4,083,532)           (2,403,800)
             --                   --                  --                13,862,401               633,863
     34,708,311          142,585,272          22,726,123                24,438,842            23,223,340

             --                   --                  --                 8,372,305               128,526
--------------------------------------------------------------------------------------------------------
     46,673,054          201,962,501          28,484,814                43,837,165            23,047,720
--------------------------------------------------------------------------------------------------------

     (1,816,836)                  --                  --                        --                    --
--------------------------------------------------------------------------------------------------------
     (1,816,836)                  --                  --                        --                    --
--------------------------------------------------------------------------------------------------------

    102,097,485           76,450,174          32,261,803                19,074,752            46,004,241
      1,694,146                   --                  --                        --                    --
    (18,383,823)        (113,234,248)        (82,780,814)              (71,875,776)          (27,560,899)
 -------------------------------------------------------------------------------------------------------
     85,407,808          (36,784,074)        (50,519,011)              (52,801,024)           18,443,342
--------------------------------------------------------------------------------------------------------
    130,264,026          165,178,427         (22,034,197)               (8,963,859)           41,491,062

    193,772,243          862,104,805         319,487,210               275,086,469           124,298,279
========================================================================================================
   $324,036,269       $1,027,283,232        $297,453,013              $266,122,610          $165,789,341
========================================================================================================
   $    457,981       $    3,479,902        $   (721,126)             $    823,303          $  1,609,760
========================================================================================================


      5,756,404            4,956,954           1,901,872                 1,195,342             3,067,938
         95,503                   --                  --                        --                    --
     (1,037,033)          (7,228,297)         (4,887,354)               (4,535,105)           (1,812,094)
--------------------------------------------------------------------------------------------------------
      4,814,874           (2,271,343)         (2,985,482)               (3,339,763)            1,255,844
========================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended January 31, 1995

--------------------------------------------------------------------------------
                                                  Goldman Sachs  Goldman Sachs
                                                    Balanced     Select Equity
                                                    Fund(a)      Fund (Class A)
                                                 ===============================
From operations:
Net investment income (loss)                          $   46,198   $  1,229,019
Net realized gain (loss) on investment,
 option and futures transactions                             135      3,907,236
Net realized loss on foreign currency related
 transactions                                                 --             --
Net change in unrealized gain (loss) on
 investments, options and futures                         70,111     (6,127,762)
Net change in unrealized gain on translation of
 assets and liabilities denominated in foreign
 currencies                                                   --             --
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                         116,444       (991,507)
--------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                               (31,952)    (1,194,733)
In excess of net investment income                            --             --
From net realized gain on investment, option and
 futures transactions                                         --     (5,666,531)
In excess of net realized gains                               --             --
--------------------------------------------------------------------------------
Total distributions to shareholders                      (31,952)    (6,861,264)
--------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                      7,557,294     22,943,423
Reinvestment of dividends and distributions               29,834      6,328,837
Cost of shares repurchased                              (162,052)   (19,220,744)
--------------------------------------------------------------------------------
Net increase in net assets resulting from share
 transactions                                          7,425,076     10,051,516
--------------------------------------------------------------------------------
Additional paid-in-capital                                    --             --
--------------------------------------------------------------------------------
Total increase                                         7,509,568      2,198,745
Net assets:
Beginning of year                                             --     92,768,764
--------------------------------------------------------------------------------
End of year                                           $7,509,568   $ 94,967,509
================================================================================
Accumulated undistributed (distributions in excess
 of) net investment income                            $   20,283   $    148,064
================================================================================
Summary of share transactions:
Shares sold                                              537,644      1,499,807
Reinvestment of dividends and distributions                2,141        430,647
Shares repurchased                                       (11,681)    (1,250,288)
--------------------------------------------------------------------------------
Net increase in shares outstanding                       528,104        680,166
================================================================================

(a) For the period from October 12, 1994 (commencement of operations) to January 31, 1995.
(b) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
 Goldman Sachs   Goldman Sachs   Goldman Sachs   Goldman Sachs  Goldman Sachs
Growth & Income  Capital Growth    Small Cap     International   Asia Growth
     Fund             Fund        Equity Fund     Equity Fund      Fund(b)
================================================================================
  $1,435,147     $   1,436,995    $ (1,802,810)  $  1,275,871   $  1,009,860
   3,170,626        56,963,691      10,050,260       (787,439)    (2,447,689)
          --                --              --    (15,347,388)       (72,160)
  (2,594,309)      (98,546,227)    (74,013,642)   (56,248,493)   (15,289,160)

          --                --              --     15,093,970        315,151
--------------------------------------------------------------------------------
   2,011,464       (40,145,541)    (65,766,192)   (56,013,479)   (16,483,998)
--------------------------------------------------------------------------------
  (1,435,147)         (647,525)             --             --       (883,487)
    (750,732)               --              --             --             --
  (3,710,152)      (94,255,733)    (13,272,809)   (11,299,568)            --
          --                --      (4,550,015)            --             --
--------------------------------------------------------------------------------
  (5,896,031)      (94,903,258)    (17,822,824)   (11,299,568)      (883,487)
--------------------------------------------------------------------------------
 179,853,719       220,153,475     198,396,818    145,195,062    148,278,779
   5,475,966        85,073,760      16,371,394      9,972,049        793,314
 (29,980,986)     (141,755,523)    (72,766,153)   (81,858,604)    (7,406,329)
--------------------------------------------------------------------------------
 155,348,699       163,471,712     142,002,059     73,308,507    141,665,764
--------------------------------------------------------------------------------
     779,879                --              --             --             --
--------------------------------------------------------------------------------
 152,244,011        28,422,913      58,413,043      5,995,460    124,298,279

  41,528,232       833,681,892     261,074,167    269,091,009             --
--------------------------------------------------------------------------------
$193,772,243     $ 862,104,805    $319,487,210   $275,086,469   $124,298,279
================================================================================
$     29,482     $     851,025              --   $   (423,846)  $    143,969
================================================================================

  11,178,610        14,260,854      10,110,654      8,468,691      9,803,931
     355,278         5,913,973         971,295        655,625         52,995
  (1,896,509)       (9,348,284)     (3,925,959)    (5,047,356)      (518,932)
--------------------------------------------------------------------------------
   9,637,379        10,826,543       7,155,990      4,076,960      9,337,994
================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements
July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------
1.  Organization

Goldman Sachs Equity Portfolios, Inc. (the "Company") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Company consists of seven funds: Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Select Equity Fund ("Select Equity Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs Small Cap Equity Fund ("Small Cap Equity Fund"), Goldman Sachs International Equity Fund ("International Equity Fund") and Goldman Sachs Asia Growth Fund ("Asia Growth Fund"), collectively, "the Funds." Balanced Fund, Select Equity Fund, Growth and Income Fund and Capital Growth Fund are diversified portfolios whereas Small Cap Equity Fund, International Equity Fund and Asia Growth Fund are non-diversified portfolios. The Select Equity Fund currently offers two classes of shares - Class A shares and Institutional shares.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Company which are in conformity with those generally accepted in the investment company industry:

A.  Investment Valuation
------------------------

Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued at their last sale or closing price on the principal exchange on which they are traded or NASDAQ, on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Directors of the Company.

B.  Securities Transactions and Investment Income
-------------------------------------------------

Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities which are not known on the ex-dividend date are recorded as soon as the Fund is informed of the dividend. Dividends for which the Funds have the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is determined on the basis of interest accrued, premium amortized and discount earned. The Balanced Fund does not amortize premiums. In addition, net realized capital gains on securities in certain countries gives rise to capital gains taxes. It is the fund's policy to provide a reserve against net unrealized gains for capital gains taxes on certain foreign securities held by the fund. The Asia Growth Fund paid $135,905 of capital gains taxes on gains realized on the sale of certain foreign securities during the six months ended July 31, 1995. As of July 31, 1995, a reserve of $64,250 for capital gains taxes is netted against unrealized gains and included in Accrued expenses-other of Asia Growth's Statement of Assets and Liabilities.

C.  Foreign Currency Translations
---------------------------------

The books and records of the Company are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis:
(i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

  Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

D.  Forward Foreign Currency Exchange Contracts
-----------------------------------------------

Certain of the Funds are authorized to enter into forward foreign exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The aggregate principal amounts of the contracts for which delivery is anticipated are reflected in the funds' accounts, while the aggregate principal amounts are reflected net in the accompanying Statements of Assets and Liabilities. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the funds' financial statements. The funds record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E.  Federal Taxes
-----------------

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to their shareholders. Accordingly, no federal tax provisions are required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

  At October 31, 1994 (the Company's tax year end), Asia Growth had approximately $184,000 of capital loss carryforward expiring in 2002 for federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

F.  Deferred Organization Expenses
----------------------------------

Organization-related costs are being amortized on a straight-line basis over a period of five years.

G.  Expenses
------------

Expenses incurred by the Company which do not specifically relate to an individual fund of the Company are allocated to the funds based on each fund's relative average net assets for the period.

  For the Select Equity Fund, shareholders of Class A shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. The Class A and Institutional shareholders separately bear transfer agency fees.

H.  Option Accounting Principles
--------------------------------

When certain of the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the funds enter into a closing purchase transaction, the funds realize a gain or loss without regard to any

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
July 31, 1995
(Unaudited)
--------------------------------------------------------------------------------

unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the funds purchase upon exercise. In the case of index options, there is a risk of loss from a change in value of such options which may exceed the related premiums received.

  Upon the purchase of a call option or a protective put option by the Funds the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the funds have purchased expires on the stipulated expiration date, the funds will realize a loss in the amount of the cost of the option. If the funds enter into a closing sale transaction, the funds will realize a gain or loss, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. If the funds exercise a purchased put option, the funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid.
If the funds exercise a purchased call option, the cost of the security which the funds purchase upon exercise will be increased by the premium originally paid.

I.  Futures Contracts
---------------------
The Funds may enter into financial futures contracts for hedging purposes. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Funds each day, dependent on the daily fluctuations in the value of the underlying index, and are recorded for financial reporting purposes as unrealized gains or losses by the Funds. When entering into a closing transaction, for book purposes, the Funds will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods approved by the Board of Directors of the Company.

  Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contract that may not directly correlate with changes in the value of the underlying securities, or that the counterparty to a contract may default on its obligations to perform.

3.  Agreements

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser to the Balanced, Growth and Income, Small Cap Equity and International Equity Funds; Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, acts as investment adviser to the Select Equity and Capital Growth Funds; and Goldman Sachs Asset Management International ("GSAM International") acts as investment adviser to the Asia Growth Fund. GSAM International also acts as subadviser to the International Equity Fund. Under the Investment Advisory and Subadvisory Agreements, GSAM, GSFM and GSAM International, subject to the general supervision of the Company's Board of Directors, manage the Company's portfolios. With regard to the Asia Growth Fund, GSAM International relies on the asset management division of its Hong Kong affiliate, Goldman Sachs (Asia) Limited, for portfolio decisions and management. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .50%, .55%, .75% and .25% of the average daily net assets of the Balanced, Growth and Income, Small Cap Equity and International Equity Funds, respectively. GSFM is entitled

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
to a fee of .50% and .75% of the average daily net assets of the Select Equity and Capital Growth Funds, respectively. For the Select Equity Fund, GSFM is currently imposing its advisory fee at the annual rate of .40% of average daily net assets. GSFM may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. GSAM International is entitled to an advisory fee for the Asia Growth Fund and a subadvisory fee for the International Equity Fund of .75% and .50% of the average daily net assets for those funds, respectively.

  GSAM also acts as the Funds' administrator pursuant to Administration Agreements. Under these Administration Agreements, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreements, GSAM is entitled to a fee of .15% of the average daily net assets of the Balanced and Growth and Income Funds, and .25% of the average daily net assets of the Select Equity, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds. For the Select Equity Fund, GSAM is currently imposing its administration fee at the annual rate of .15% of average daily net assets. GSAM may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so.

  Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Expenses" for the Balanced, Select Equity, Growth and Income and Asia Growth Funds (excluding advisory, administration, distribution and authorized dealer service fees and litigation, indemnification, taxes, interest, brokerage commissions and extraordinary expenses and with respect to the Select Equity Fund, transfer agent fees) until further notice to the extent such expenses exceed .10%, .06%, .30% and .65% of the average daily net assets of the funds, respectively. The amounts reimbursable to the Balanced and Select Equity Funds at July 31, 1995 were approximately $45,000 and $24,000, respectively, and are reflected in "Other Assets" in the accompanying Statements of Assets and Liabilities.

  Goldman Sachs serves as the Distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the sales load imposed on the sale of fund shares and has advised the Company that it retained approximately $1,000, $38,000, $438,000, $328,000, $176,000, $108,000 and
$189,000 during the six months ended July 31, 1995 for the Balanced, Select Equity Class, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds, respectively.

  The Company, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% of a Fund's average daily net assets (or, in the case of Select Equity Fund, the average daily net assets attributable to Class A shares). Currently, Goldman Sachs has voluntarily agreed to waive the entire amount of such fee for each Fund (other than the Select Equity Fund). Effective June 1, 1995, each Fund's Distribution Plan was amended to reduce the contractual fee from .50% to .25% of average daily net assets and to eliminate the provision of certain services under the Distribution Plan which are currently provided under the Authorized Dealer Service Plan.

  Effective June 1, 1995, the Company on behalf of each Fund adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal to an annual basis of .25% of its average daily net assets (or, in the case of Select Equity Fund, the average daily net assets attributable to Class A shares). Goldman Sachs also serves as the Transfer Agent of the Funds for a fee.

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
July 31, 1995
(Unaudited)
--------------------------------------------------------------------------------

4.  Portfolio Securities Transactions

Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options written) for the six months ended July 31, 1995, were as follows:

                                                                    Sales or
Fund                                      Purchases                Maturities
=====                                    ===========              ============
Balanced                                $ 39,905,390              $ 21,063,467
Select Equity                             49,806,916                29,943,957
Growth and Income                        187,823,825               115,911,425
Capital Growth                           112,697,257               228,906,816
Small Cap Equity                          85,307,105               143,944,537
International Equity                      90,232,222               140,974,601
Asia Growth                              105,786,918                83,188,307

  Included in the above amounts were purchases and proceeds of sales or maturities of governmental securities (excluding short-term investment and options) for the Balanced Fund in the amounts of $19,445,085 and $16,572,696, respectively.

  For the six months ended July 31, 1995, written option transactions in the Growth and Income Fund were as follows:


                                                           Call Options
                                                    ===========================
                                                     Number of        Premiums
Options Written                                      Contracts        Received
-------------------------------------------------------------------------------
Balance outstanding,
 beginning of period                                      200          $76,997
Options written                                            --               --
Options expired                                          (200)         (76,997)
Options exercised                                          --               --
-------------------------------------------------------------------------------
Balance outstanding,
 end of period                                             --          $    --
===============================================================================

For the six months ended July 31, 1995, written option transactions in the Capital Growth Fund were as follow:

                                                           Call Options
                                                    ===========================
                                                     Number of        Premiums
Options Written                                      Contracts        Received
-------------------------------------------------------------------------------
Balance outstanding,
 beginning of period                                       --       $       --
Options written                                         8,850        1,758,487
Options expired                                            --               --
Options exercised                                          --               --
-------------------------------------------------------------------------------
Balance outstanding,
 end of period                                          8,850       $1,758,487
===============================================================================

  For the six months ended July 31, 1995, written option transactions in the Small Cap Equity Fund were as follows:

                                                           Call Options
                                                    ===========================
                                                     Number of        Premiums
Options Written                                      Contracts        Received
-------------------------------------------------------------------------------
Balance outstanding,
 beginning of period                                      --        $       --
Options written                                          900            65,448
Options expired                                           --                --
Options exercised                                         --                --
-------------------------------------------------------------------------------
Balance outstanding,
 end of period                                           900           $65,448
===============================================================================

  For the six months ended July 31, 1995, purchased option transactions in the International Equity Fund were as follows:

Options Purchased                                                     Cost
-------------------------------------------------------------------------------
Balance outstanding, beginning of period                          $ 8,340,192
Options purchased                                                          --
Options expired                                                      (545,138)
Options sold                                                               --
-------------------------------------------------------------------------------
Cost at end of period                                               7,795,054
Unrealized loss                                                    (7,786,881)
-------------------------------------------------------------------------------
Value at end of period                                            $     8,173
===============================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  For the six months ended July 31, 1995, written and purchased option transactions in the Asia Growth Fund were as follows:

                                                           Put Options
                                                    ===========================
                                                     Number of        Premiums
Options Written                                      Contracts        Received
-------------------------------------------------------------------------------
Balance outstanding,
 beginning of period                                   12,700        $ 180,767
Options written                                            --               --
Options expired                                       (12,700)        (180,767)
Options exercised                                          --               --
-------------------------------------------------------------------------------
Balance outstanding,
 end of period                                             --        $      --
===============================================================================
Options Purchased                                                        Cost
-------------------------------------------------------------------------------
Balance outstanding, beginning of period                             $      --
Options purchased                                                      472,040
Options expired                                                             --
Options sold                                                          (472,040)
-------------------------------------------------------------------------------
Value at end of period                                               $      --
===============================================================================

  Certain risks arise related to call and put options from the possible inability of counterparties to meet terms of their contracts.

  At July 31, 1995, the International Equity Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies.

  The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  At July 31, 1995, the International Equity Fund had sufficient cash and securities to cover any commitments under these contracts which were as follows:

-------------------------------------------------------------------------------
  Foreign Currency        Value on                             Unrealized
   Sale Contracts      Settlement Date      Current Value      Gain (Loss)
-------------------------------------------------------------------------------
Belgian Franc
 expiring 9/8/95         $   5,835,751       $  5,961,426       $   (125,675)

Deutschemark
 expiring 9/18/95           24,177,576         24,100,148             77,428
 expiring 9/18/95           13,820,000         14,264,980           (444,980)
 expiring 9/18/95            7,129,074          7,254,397           (125,323)
 expiring 9/18/95            2,608,320          2,602,091              6,229

French Franc
 expiring 9/11/95            5,510,000          5,890,014           (380,014)

Hong Kong Dollar
 expiring 10/18/95          12,576,034         12,580,683            (4,649)
 expiring 8/1/95             1,034,367          1,034,447               (80)

Japanese Yen
 expiring 10/17/95          40,102,758         39,949,301           153,457

Swedish Krona
 expiring 11/7/95           14,773,507         15,204,466          (430,959)
-------------------------------------------------------------------------------
Total Foreign Currency
 Sale Contracts           $127,567,387       $128,841,953       $(1,274,566)
===============================================================================
-------------------------------------------------------------------------------
 Foreign Currency         Value on                             Unrealized
Purchase Contracts     Settlement Date      Current Value      Gain (Loss)
-------------------------------------------------------------------------------
Deutschemark
 expiring 9/8/95           $ 5,836,640        $ 5,970,706       $   134,066
 expiring 11/7/95           14,743,548         14,753,168             9,620

Japanese Yen
 expiring 10/27/95          13,450,000         13,311,587          (138,413)
-------------------------------------------------------------------------------
Total Foreign Currency
 Purchase Contracts        $34,030,188        $34,035,461       $     5,273
===============================================================================

  The International Equity Fund has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $488,733 and $2,429,068, respectively, in the accompanying Statements of Assets and Liabilities. Included in these

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
July 31, 1995
(Unaudited)
--------------------------------------------------------------------------------

amounts are $107,933 and $778,975, respectively, related to forward contracts closed but not settled as of July 31, 1995.

  For the six months ended July 31, 1995, Goldman Sachs earned approximately $2,000, $56,000, $86,000, $7,000, $12,000 and $18,000 of brokerage commissions from portfolio transactions executed on behalf of the Balanced, Growth and Income, Capital Growth, Small Cap, International Equity and Asia Growth Funds, respectively.

5.  Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Company's custodian, or at sub-custodians. Goldman Sachs monitors the market value of the underlying securities by pricing them daily.

6.  Joint Repurchase Agreement Account

The Funds, together with other registered investment companies having advisory agreements with GSAM or GSFM transfer uninvested cash balances into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At July 31, 1995, the Balanced, Select Equity, Growth and Income, Capital Growth and Small Cap Equity Funds had a .36%, .31%, 2.15%, 14.63% and 1.69%, respectively, undivided interest in the repurchase agreements in the following joint account which equaled $4,200,000, $3,600,000, $24,800,000, $168,400,000 and $19,400,000, respectively, in principal amount. At July 31, 1995, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

-------------------------------------------------------------------------------
Principal          Interest           Maturity                   Amortized
 Amount              Rate               Date                       Cost
===============================================================================
Lehman Government Securities, dated 07/31/95,
  repurchase price $450,073,438 (U.S. Treasury
  Notes: $441,483,578, 4.37%-8.75%,
  08/15/96-05/15/02; U.S. Treasury Principal-
  Only Strips: $17,361,643, 7.50%-8.00%,
  02/15/01-05/15/02)
$450,000,000         5.88%             08/01/95               $  450,000,000

Nomura Securities International, Inc., dated
  07/31/95, repurchase price $400,065,000
  (FHLMC Gold, $269,147,917,  7.00%-9.00%,
  02/01/02-07/01/25; FNMA, $142,751,971,
  6.00%-7.50%, 10/01/08-06/01/09)
 400,000,000         5.85%             08/01/95                  400,000,000

Salomon Brothers, Inc., dated 07/31/95,
  repurchase price $301,048,913 (U.S.
  Treasury Interest-Only Strips: $108,618,956,
  02/15/98-02/15/99; U.S. Treasury  Principal-
  Only Strips: $198,627,836, 8.13%-8.88%,
  02/15/98-02/15/99)
 301,000,000         5.85%             08/01/95                  301,000,000
-------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                      $1,151,000,000
===============================================================================

7.  Other Matters

During the year ended January 31, 1995, GSAM contributed additional paid-in capital to the Growth and Income Fund of approximately $780,000 for the purpose of correcting an administrative error.

  During the year ended January 31, 1995, the Capital Growth Fund paid approximately $12,650,000 of redemption proceeds in kind. The related securities were contributed by the redeeming shareholders for shares of a fund advised by GSAM International.


8.  Subsequent Events

On August 1, 1995, the Capital Growth Fund, in an interportfolio trade, transferred securities valued at approximately $105,460,000 to the Goldman Sachs Mid-Cap Equity Fund related to shareholder exchanges into such fund.

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
Goldman Sachs Balanced Fund

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Distributions to
                                           Income from investment operations           shareholders
                                       ----------------------------------------- -------------------------
                                                     Net realized
                             Net asset              and unrealized  Total income   From          Total                    Net asset
                               value,      Net         gain on         from         net      distributions  Net increase   value,
                             beginning  investment   investment     investment   investment       to          in net       end of
                             of period    income    transactions    operations     income     shareholders  asset value    period

                            =======================================================================================================
For the Six Months Ended July 31, (unaudited)
============================================
1995 ....................     $14.22      $0.22        $2.18           $2.40        $(0.20)     $(0.20)       $2.20        $16.42

For the Period Ended January 31,
================================
1995/d/..................      14.18       0.10         0.02            0.12         (0.08)      (0.08)        0.04         14.22
                                                                                                         Ratios assuming no
                                                                                                         voluntary waiver of
                                                                                                         distribution fees or
                                                                                                         expense limitations
                                                                                                      ===========================
                                           Ratio of      Ratio of net                                                Ratio of net
                                             net          investment                                    Ratio of      investment
                                          expenses to      income to                   Net assets at   expenses to   income(loss)
                             Total        average net     average net     Portfolio    end of period     average      to average
                             return /a/     assets          assets      turnover rate     (in 000s)    net assets    net assets
                            ====================================================================================================
For the Six Months Ended July 31, (unaudited)
============================================

1995.....................   16.96%/b/       1.00%/c/       3.55%/c/     136.11%/b/        $30,000        2.72%/c/     1.83%/c/

For the Period Ended January 31,
================================
1995/d/..................    0.87/b/        1.00/c/        3.39/c/       14.71/b/           7,510        8.29/c/     (3.90)/c/
--------------------

/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.

/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ For the period from October 12, 1994 (commencement of operations) to January 31, 1995.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Goldman Sachs Select Equity Fund

--------------------------------------------------------------------------------


                                         Income (loss) from                      Distributions to
                                        investment operations                      shareholders
                                ===================================== ====================================
                                           Net realized                              From
                                          and unrealized                         net realized
                     Net asset            gain (loss) on Total income    From       gain on       Total      Net increase  Net asset
                       value,     Net      investments,  (loss) from     net      investment  distributions   (decrease)    value,
                     beginning investment  options and    investment  investment  and futures      to           in net      end of
                     of period   income      futures      operations    income   transactions  shareholders  asset value    period
                     ==============================================================================================================
For the Periods Ended July 31, (unaudited)
==========================================
1995 - Class A shares..  $14.61  $0.11       $ 3.32        $ 3.43       $  --       $  --         $  --       $ 3.43        $18.04
1995 - Institutional
 shares/d/.............   16.97   0.01         1.08          1.09          --          --            --         1.09         18.06

For the Year Ended January 31,
==============================
1995 - Class A shares..   15.93   0.20        (0.38)        (0.18)      (0.20)      (0.94)        (1.14)       (1.32)        14.61
1994 - Class A shares..   15.46   0.17         2.08          2.25       (0.17)      (1.61)        (1.78)        0.47         15.93
1993 - Class A shares..   15.05   0.22         0.41          0.63       (0.22)         --         (0.22)        0.41         15.46

For the Period Ended January 31,
================================
1992 - Class A shares/e/  14.17   0.11         0.88          0.99       (0.11)         --         (0.11)        0.88         15.05

                                                                                                       Ratios assuming no
                                                                                                       voluntary waiver of
                                                                                                             fees or
                                                                                                       expense limitations
                                                                                                   ===========================
                                               Ratio of    Ratio of net                                          Ratio of net
                                                  net       investment                              Ratio of      investment
                                              expenses to   income to    Portfolio  Net assets at  expenses to      income
                                    Total     average net  average net   turnover   end of period    average      to average
                                  return /a/    assets        assets       rate       (in 000s)     net assets    net assets
                                  ============================================================================================
For the Periods Ended July 31, (unaudited)
==========================================
1995 - Class A shares..             23.48%/b/   1.28%/c/      1.06%/c/    27.65%/b/    $ 94,944       1.56%/c/       0.78%/c/
1995 - Institutional
 shares/d/.............              6.42/b/     0.65/c/      0.88/c/     27.65/b/       44,157       0.96/c/        0.57/c/

For the Year Ended January 31,
==============================
1995 - Class A shares..             (1.10)       1.38         1.33        56.18          94,968         1.63         1.08
1994 - Class A shares..             15.12        1.42         0.92        87.73          92,769         1.67         0.67
1993 - Class A shares..              4.30        1.28         1.30       144.93         117,757         1.53         1.05

For the Period Ended January 31,
================================
1992 - Class A shares/e/             7.01/b/     1.57/c/      1.24/c/    135.02/c/      151,142         1.82/c/      0.99/c/
--------------------

/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ Institutional shares commenced operations on June 15, 1995.
/(e)/ For the period from May 24, 1991 (commencement of operations) to January 31, 1992.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Goldman Sachs Growth and Income Fund

--------------------------------------------------------------------------------

                                                  Income from investment
                                                       operations                        Distributions  to  shareholders
                                          =====================================  =================================================
                                                      Net realized    Total                   From net
                                Net asset            and unrealized   income                realized gain In excess      Total
                                value at     Net        gain on        from       From net  on investment  of net    distributions
                                beginning investment  investments    investment  investment  and option   investment      to
                                of period   income    and options    operations    income   transactions    income    shareholders
                               ===================================================================================================
For the Six Months Ended July 31, (unaudited)
=============================================
1995.....................       $15.80      $0.17        $3.13         $3.30      $(0.13)      $  --        $  --       $(0.13)

For the Year Ended January 31,
==============================
1995.....................        15.79       0.20/d/      0.30/d/       0.50       (0.20)      (0.33)       (0.07)       (0.60)

For the Period Ended January 31,
================================
1994/e/..................        14.18       0.15         1.68          1.83       (0.15)      (0.06)       (0.01)       (0.22)

                                                                                               Ratio of
                                                                        Net asset                net
                                              Additional  Net increase   value at             expenses to
                                               paid-in      in net        end of   Total      average net
                                               capital    asset value     period  return/a/     assets
                                             =============================================================
For the Six Months Ended July 31, (unaudited)
=============================================
1995.....................                     $  --         $3.17          $18.97   20.91%/b/   1.22%/c/

For the Year Ended January 31,
==============================
1995.....................                      0.11/d/       0.01           15.80    3.97       1.25

For the Period Ended January 31,
================================
1994/e/..................                        --          1.61           15.79   13.08/b/    1.25/c/

                                                                                      Ratios assuming no
                                                                                      voluntary waiver of
                                                                                       distribution fees
                                                                                     and expense limitations
                                                                                    ==========================

                                          Ratio of net                                            Ratio of net
                                           investment                                Ratio of      investment
                                           income to     Portfolio  Net assets at   expenses to   income (loss)
                                          average net    turnover   end of period     average      to average
                                            assets         rate       (in 000's)     net assets    net assets
                                         =====================================================================
For the Six Months Ended July 31, (unaudited)
=============================================
1995.....................                   1.78%/c/     48.69%/b/     $324,036        1.47%/c/     1.53%/c/

For the Year Ended January 31,
==============================
1995.....................                   1.28         71.80          193,772        1.58         0.95

For the Period Ended January 31,
================================
1994/e/..................                   1.23/c/     102.23/b/        41,528        3.24/c/     (0.76)/c/


/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account. For the year ended January 31, 1995, total return, excluding additional paid in capital, would have been 3.34%.

/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ Calculated based on the average shares outstanding methodology. /(e)/ For the period from February 5, 1993 (commencement of operations) to
      January 31, 1994.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Goldman Sachs Capital Growth Fund

--------------------------------------------------------------------------------

                                Income (loss) from investment
                                       operations                                  Distributions  to shareholders
                           =======================================   =================================================
                                       Net realized    Total
                                      and unrealized  income                  From net
                Net asset             gain (loss) on  (loss)                realized gain   In excess                  Net increase
                value at      Net      investments,    from      From net   on investments,  of net        Total        (decrease)
                beginning  investment  options and   investment investment     options      investment  distributions     in net
                of period    income      futures     operations   income     and futures     income    to shareholders  asset value
                ===================================================================================================================
For the Six Months Ended July 31, (unaudited)
=============================================
1995 .........   $13.67      $0.04       $ 3.19        $ 3.23     $  --        $  --         $  --        $  --          $ 3.23

For the Year Ended January 31,
==============================
1995 .........    15.96       0.03        (0.69)        (0.66)    (0.01)       (1.62)           --        (1.63)          (2.29)
1994 .........    14.64       0.02         2.40          2.42     (0.01)       (1.07)        (0.02)       (1.10)           1.32
1993 .........    13.65       0.06         2.28          2.34     (0.07)       (1.28)           --        (1.35)           0.99
1992 .........    11.10       0.28         2.90          3.18     (0.31)       (0.32)           --        (0.63)           2.55

For the Period Ended January 31,
================================
1991/d/ .......   11.34       0.34        (0.27)         0.07     (0.31)          --            --        (0.31)          (0.24)

                                                         Ratio of      Ratio of net
                                 Net asset                net           investment
                                  value,               expenses to       income to    Portfolio   Net assets at
                                  end of       Total   average net      average net    turnover   end of period
                                  period     return/a/   assets           assets         rate       (in 000's)
                                ================================================================================
For the Six Months Ended July 31, (unaudited)
=============================================
1995 ......................      $16.90      23.63%/b/    1.35%/c/       0.55%/c/      13.26%/b/    $1,027,283

For the Year Ended January 31,
==============================
1995 ......................       13.67      (4.38)       1.38           0.16          38.36           862,105
1994 ......................       15.96      16.89        1.38           0.13          36.12           833,682
1993 ......................       14.64      18.01        1.41           0.42          58.93           665,976
1992 ......................       13.65      29.31        1.53           2.09          48.93           500,307

For the Period Ended January 31,
================================
1991/d/ ...................       11.10       0.84/b/     1.27/b/       3.24/b/        35.63/b/        437,533

                                                          Ratios assuming no
                                                          voluntary waiver of
                                                           distribution fees
                                                       ===========================
                                                                      Ratio of net
                                                         Ratio of      investment
                                                        expenses to   income (loss)
                                                          average      to average
                                                        net assets     net assets
                                                      ============================
For the Six Months Ended July 31, (unaudited)
=============================================
1995 ...............................                     1.60%/c/       0.30%/c/

For the Year Ended January 31,
==============================

1995 ...............................                     1.63          (0.09)
1994 ...............................                     1.63          (0.12)
1993 ...............................                     1.66           0.17
1992 ...............................                     1.78           1.84

For the Period Ended January 31,
================================
1991/d/ ............................                     1.47/b/        3.04/b/

--------------------

/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ For the period from April 20, 1990 (commencement of operations) to January 31, 1991.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Goldman Sachs Small Cap Equity Fund

--------------------------------------------------------------------------------

                                        Income (loss) from investment
                                               operations                               Distributions  to shareholders
                                ==========================================  ======================================================
                                                                                          From         In excess of
                                             Net realized                                  net          realized
                                             and unrealized                           realized gain     gains on
                      Net asset    Net       gain (loss) on   Total income   From     on investment,   investment,       Total
                        value,  investment    investments,    (loss) from     net      option and      option and    distributions
                      beginning   income      options and      investment  investment   futures          futures          to
                      of period   (loss)        futures        operations    income   transactions    transactions    shareholders
                      ============================================================================================================
For the Six Months Ended July 31, (unaudited)
=============================================
1995................   $16.14    $(0.06)        $ 1.62         $ 1.56        $  --       $  --           $  --          $  --

For the Year Ended January 31,
==============================
1995................    20.67     (0.07)         (3.53)         (3.60)           --       (0.69)          (0.24)         (0.93)
1994................    16.68     (0.04)          5.03           4.99            --       (1.00)             --          (1.00)

For the Period Ended January 31,
================================
1993/d/.............    14.18      0.03           2.50           2.53         (0.03)         --              --          (0.03)

                                                                                         Ratio of
                                                                                           net
                                                                           Ratio of     investment
                                      Net increase   Net asset                net         income
                                       (decrease)     value,              expenses to   (loss) to   Portfolio     Net assets
                                         in net       end of     Total    average net    average    turnover   at end of period
                                      asset value     period    return/a/   assets     net assets     rate        (in 000's)
                                     ===========================================================================================
For the Six Months Ended July 31, (unaudited)
=============================================
1995 .........................          $ 1.56       $17.70      9.67%/b/   1.40%/c/    (0.45)%/c/   28.01%/b/     $297,453

For the Year Ended January 31,
==============================
1995 .........................           (4.53)       16.14    (17.53)      1.53        (0.53)       43.67%        319,487
1994 .........................            3.99        20.67     30.13       1.60        (0.45)       56.81         261,074

For the Period Ended January 31,
================================
1993/d/ ......................            2.50        16.68     17.86/b/    1.65/c/      0.62/c/      7.12/c/       59,339

                                                         Ratios assuming no
                                                         voluntary waiver of
                                                         distribution fees
                                                     ============================
                                                                       Ratio of
                                                                         net
                                                       Ratio of        investment
                                                      expenses to        loss
                                                        average        to average
                                                      net assets       net assets
                                                     ============================
For the Six Months Ended July 31, (unaudited)
=============================================
1995 ......................................           1.65%/c/         (0.70)%/c/

For the Year Ended January 31,
==============================
1995 ......................................           1.78             (0.78)
1995 ......................................           1.85             (0.70)

For the Period Ended January 31,
================================
1993/d/ ...................................           2.70/c/          (0.43)/c/

--------------------

/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ For the period from October 22, 1992 (commencement of operations) to January 31, 1993.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Goldman Sachs International Equity Fund

--------------------------------------------------------------------------------

                                             Income (loss) from investment
                                                     operations                               Distributions  to shareholders
                                ======================================================== =========================================
                                                             Net realized                               From
                                             Net realized    and unrealized                              net
                                             and unrealized   gain (loss)                           realized gain
                      Net asset    Net       gain (loss) on   on foreign    Total income   From     on investment,       Total
                        value,  investment    investments,     currency     (loss) from     net      option and      distributions
                      beginning   income      options and      related       investment  investment   futures             to
                      of period   (loss)        futures      transactions    operations    income   transactions      shareholders
                      ============================================================================================================
For the Six Months Ended July 31, (unaudited)
=============================================
1995.................  $14.52     $ 0.10        $ 1.17          $ 1.27         $ 2.54      $  --       $  --           $  --

For the Year Ended January 31,
==============================
1995.................   18.10       0.06         (3.04)          (0.01)         (2.99)        --       (0.59)          (0.59)
1994.................   14.35       0.05          4.08           (0.38)          3.75         --          --              --

For the Period Ended January 31,
================================
1993/d/..............   14.18      (0.01)         0.29           (0.11)          0.17         --          --              --

                                                                        Ratio of net
                          Net                             Ratio of      investment
                       increase   Net asset                 net           income
                      (decrease)    value,               expenses to     (loss) to    Portfolio   Net assets at
                     in net asset   end of    Total      average net    average net   turnover    end of period
                        value       period   return/a/     assets         assets        rate        in (000s)
                     ==========================================================================================
For the Six Months Ended July 31, (unaudited)
=============================================
1995.................  $ 2.54       $17.06     17.49%/b/    1.62%/c/      0.92%/c/     33.37%/b/     $266,123

For the Year Ended January 31,
==============================
1995.................   (3.58)       14.52    (16.65)       1.73          0.40         84.54          275,086
1994.................    3.75        18.10     26.13        1.76          0.51         60.04          269,091

For the Period Ended January 31,
================================
1993/d/..............    0.17        14.35      1.23/b/     1.80/c/      (0.42)/c/      0.00           66,063

                            Ratios assuming no
                            voluntary waiver of
                            distribution fees
                          and expense limitations
                        ---------------------------
                                        Ratio of
                                     net investment
                        Ratio of         income
                        expenses         (loss)
                        to average     to average
                        net assets     net assets
                        ===========================
For the Six Months Ended July 31, (unaudited)
=============================================
1995.................    1.87%/c/       0.67%/c/

For the Year Ended January 31,
==============================
1995.................    1.98           0.15
1994.................    2.01           0.26

For the Period Ended January
============================
1993/d/..............    2.58/c/       (1.20)/c/

-------------------
/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ For the period from December 1, 1992 (commencement of operations) to January 31, 1993.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Goldman Sachs Asia Growth Fund

--------------------------------------------------------------------------------

                                            Income (loss)
                                       from investment operations                       Distributions to shareholders
                                ==========================================              =============================
                                                             Net realized
                                                            and unrealized                                                Net
                                                               gain on                                                  increase
                      Net asset                   Net          foreign      Total gain                   Total         (decrease)
                        value,     Net         unrealized      currency     (loss) from   From net   distributions       in net
                      beginning investment   gain (loss) on    related       investment  investment       to             asset
                      of period   income      investments    transactions    operations    income     shareholders       value
                      ============================================================================================================
For the Six Months Ended July 31, (unaudited)
=============================================
1995.................  $13.31     $ 0.14        $ 2.12          $ 0.08         $ 2.34      $   --      $   --           $ 2.34

For the Period Ended January 31,
================================
1995/d/..............   14.18       0.11         (0.89)           0.01          (0.77)      (0.10)      (0.10)           (0.87)

                                                                                            Ratios assuming no
                                                                                            voluntary waiver of
                                                                                             distribution fees
                                                                                           and expense limitations
                                                                                           ========================
                                                       Ratio                                              Ratio
                                           Ratio       of net                                             of net
                       Net                of net     investment                              Ratio of   investment
                      asset             expenses to  income to                               expenses   income to
                      value,              average     average    Portfolio   Net asets at   to average   average
                      end of   Total        net         net      turnover    end of period     net         net
                      period  Return/a/    assets      assets      rate         (000s)        assets      assets
                    ===============================================================================================
For the Six Months Ended July 31, (unaudited)
=============================================
1995................. $15.65   17.58%/b/    1.73%/c/   2.02%/c/    62.98%/b/    $165,789      1.98%/c/     1.77/c/

For the Period Ended January 31,
================================
1995/d/..............  13.31   (5.46)/b/    1.90/c/    1.83/c/     36.08/b/      124,298      2.38/c/      1.35%/c/

----------------
/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ For the period from July 8, 1994 (commencement of operations) to January 31, 1995.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                     [This Page Intentionally Left Blank]





--------------------------------------------------------------------------------

                     [This Page Intentionally Left Blank]




--------------------------------------------------------------------------------

                     [This Page Intentionally Left Blank]




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Semiannual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Equity Portfolios, Inc. Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

Goldman Sachs
One New York Plaza
New York, NY 10004




Directors
Paul C. Nagel, Jr., Chairman
Ashok N. Bakhru
Marcia L. Beck
David B. Ford
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Marcia L. Beck, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary




Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent





eq3/72k/0795

The Goldman Sachs
Equity Portfolios

--------------------------------------------------------------------------------
Semiannual Report
July 31, 1995



Goldman Sachs Balanced Fund
Goldman Sachs Select Equity Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs Capital Growth Fund
Goldman Sachs Small Cap Equity Fund
Goldman Sachs International Equity Fund
Goldman Sachs Asia Growth Fund




[LOGO OF GOLDMAN SACHS APPEARS HERE]

================================================================================

                                 GOLDMAN SACHS
                              MID-CAP EQUITY FUND



                              Financial Statements
                                  (Unaudited)

                               September 30, 1995

Goldman Sachs Mid-Cap Equity Fund
------------------------------------------------------------------------------
Statement of Investments
September 30, 1995
(Unaudited)
-------------------------------------------------------------------------------
Shares                Description                   Value
------                -----------                   -----
COMMON STOCK--93.1%

AEROSPACE/DEFENSE--7.8%
 22,900  Lockheed Martin Corp.                   $ 1,537,162
 51,700  McDonnell Douglas Corp.                   4,278,175
 40,800  Northrop Grumman Corp.                    2,483,700
 53,300  Thiokol Corp.                             1,905,475
                                                 -----------
                                                  10,204,512
                                                 -----------
AUTOMOTIVE PRODUCTS--1.9%
 52,400  General Motors Corp.                      2,456,250
                                                 -----------
AUTO PARTS--ORIGINAL EQUIPMENT--4.5%
 65,300  Goodyear Tire & Rubber Co.                2,571,187
110,300  Lear Seating Corp.*                       3,240,062
                                                 -----------
                                                   5,811,249
                                                 -----------
CABLE TELEVISION SYSTEMS--1.2%
 91,100  Tele-Communications, Inc.*                1,594,250
                                                 -----------
CHEMICALS--PLASTICS--1.9%
 96,900  Geon Co.                                  2,470,950
                                                 -----------
COMMERCIAL BANKS--2.0%
 78,200  Shawmut National Corp.                    2,629,475
                                                 -----------
CONTAINERS--METAL AND GLASS--1.8%
187,500  Owens Illinois Corp.*                     2,367,188
                                                 -----------
ELECTRONICS--SEMICONDUCTORS--1.8%
 87,100  National Semiconductor Corp.* ##          2,406,137
                                                 -----------
FINANCIAL BANKS--2.1%
 26,000  Midlantic Corp., Inc.                     1,410,500
 19,600  Citicorp                                  1,386,700
                                                 -----------
                                                   2,797,200
                                                 -----------
FOOD--WHOLESALE--3.7%
 89,300  Fleming Companies, Inc.                   2,143,200
 89,100  Supervalue, Inc.                          2,617,312
                                                 -----------
                                                   4,760,512
                                                 -----------
GROCERY PRODUCTS--1.6%
119,000  Chiquita Brands International, Inc.       2,037,875
                                                 -----------
HARDWARE AND TOOLS--0.8%
 28,800  Snap-On Tools Corp.                       1,094,400
                                                 -----------
HOME BUILDERS--1.7%
103,400  Lennar Corp.                              2,248,950
                                                 -----------
HOSPITAL MANAGEMENT--3.3%
247,400  Tenet HealthCare Corp.*                   4,298,575
                                                 -----------
HOUSEHOLD PRODUCTS--0.9%
 81,600  Sunbeam Corp., Inc.                       1,213,800
                                                 -----------
INSURANCE--11.5%
 81,680  Integon Corp.                             1,439,610
 62,600  Lincoln National Corp.                    2,950,025
 97,400  PartnerRe Holdings Ltd.                   2,410,650
 68,000  The Paul Revere Corp.                     1,283,500
 88,300  Penncorp Financial Group, Inc.            2,108,163
 33,500  Reliastar Financial Corp.                 1,360,938
 73,100  Risk Capital Holdings, Inc.*              1,589,925
 31,500  Zenith National Insurance Corp.             763,875
 71,600  20th Century Industries*                  1,100,850
                                                 -----------
                                                  15,007,536
                                                 -----------
MANUFACTURING--DIVERSIFIED INDUSTRIAL--1.3%
 50,500  Harnischfeger Industries, Inc.            1,685,436
                                                 -----------
MARINE AND PLEASURE BOATS--4.1%
136,300  Brunswick Corp.                           2,760,075
119,400  Outboard Marine Corp.                     2,567,100
                                                 -----------
                                                   5,327,175
                                                 -----------
METAL FABRICATE/HARDWARE--0.8%
33,250  Trinity Industries, Inc.                $  1,030,750
                                                 -----------
METALS--MISCELLANEOUS--0.8%
        Quanex Corp.                               1,109,363
                                                 -----------
OIL AND GAS--DOMESTIC--2.9%
73,700  Ashland Inc.                               2,459,738
39,300  Tosco Corp.                                1,355,850
                                                 -----------
                                                   3,815,588
                                                 -----------
OIL AND GAS--INTERNATIONAL--1.6%
9,400   Amoco Corp.                                  602,775
4,000   Exxon Corp.                                  289,000
12,000  Mobil Corp.                                1,195,500
200     Texaco Inc.                                   12,925
                                                 -----------
                                                   2,100,200
                                                 -----------
PAPER AND FOREST PRODUCTS--5.3%
44,000  Champion Internatonal Corp.                2,370,500
52,100  Georgia-Pacific Corp.                      4,558,750
                                                 -----------
                                                   6,929,250
                                                 -----------
PUBLISHING--2.3%
197,200  Valassis Communications, Inc.*            2,958,000
                                                 -----------
PULP AND PAPER PRODUCTS--2.9%
195,400  Stone Container Corp.                     3,712,600
                                                 -----------
RETAIL--DEPARTMENT STORES--1.7%
60,800  Dillard Department Stores, Inc.            1,938,000
7,000  Sears Roebuck & Co.                           258,125
                                                 -----------
                                                   2,196,125
                                                 -----------
RETAIL--SPECIALTY APPAREL STORES--1.4%
397,700  Charming Shoppes Inc.                     1,789,650
                                                 -----------
SAVINGS AND LOANS--0.6%
8,100  GP Financial Corp.                            223,763
15,000  Standard Federal Bancorp.                    585,000
                                                 -----------
                                                     808,763
                                                 -----------
SHOES--0.1%
48,900  LA Gear, Inc.*                               128,363
                                                 -----------
TECHNOLOGY--1.0%
50,900  Storage Technology Corp.*                  1,247,050
                                                 -----------
TEXTILES--0.%
100  Warnaco Group Inc.                                2,400
                                                 -----------
TOBACCO AND FOOD PRODUCTS--5.7%
8,200  Philip Morris Companies, Inc.                 684,700
135,100  RJR Nabisco Holding Corp.                 4,373,863
107,400  Universal Corp.                           2,416,500
                                                 -----------
                                                   7,475,063
                                                 -----------
TRANSPORTATION--MARINE--1.4%
115,700  Kirby Corp.*                              1,793,350
                                                 -----------
TRUCKING--1.6%
85,800  Consolidated Freightways, Inc.             2,123,550
                                                 -----------
UTILITIES--9.1%
35,500  Boston Edison Co.                            976,250
139,200  Central Maine Power Co.                   1,827,000
100,800  CMS Energy Corp.                          2,646,000
78,900  Entergy Corp.                              2,061,263
150,900  Long Island Lighting Co.                  2,603,025
37,500  New York State Electric and Gas Corp.        984,375
62,000  Niagara Mohawk Power Corp.                   813,750
                                                 -----------
                                                  11,911,663
                                                 -----------
TOTAL COMMON STOCK (Cost $118,935,728)          $121,543,198
                                                ------------


-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
----------------------------------------------------------------------------
Statement of Investments(continued)
September 30, 1995
(Unaudited)
----------------------------------------------------------------------------
Principal
Amount                     Description                           Value
---------                  -----------                           -----
REPURCHASE AGREEMENT--6.3%
$8,200,000          Joint Repurchase Agreement Account
                    6.53%, 10/02/95                         $    8,200,000
                                                            --------------
TOTAL REPURCHASE AGREEMENT
  (Cost $8,200,000)                                         $    8,200,000
                                                            --------------
TOTAL INVESTMENTS (Cost $127,135,728)**                     $  129,743,198
                                                            ==============
Contracts#                 Description                           Value
----------                 -----------                           -----
OPTIONS WRITTEN--(0.1)%
CALL OPTIONS WRITTEN
374                National Semiconductor Corp., Call @
                      $30.00 expiring November 1995         $       51,425
                                                            --------------
TOTAL OPTIONS WRITTEN
(Premiums received $60,774)                                 $       51,425
                                                            ==============
FEDERAL INCOME TAX INFORMATION:
  Gross unrealized gain for investments in
    which value exceeds cost                                $    5,458,076
  Gross unrealized loss for investments in
    which cost exceeds value                                    (2,854,144)
                                                            --------------
Net unrealized gain                                         $    2,603,932
                                                            ==============
*      Non-income producing security.
**     The aggregate cost for federal income tax purposes is $127,139,266.
#      One contract relates to 100 shares.
## Portions of these securities are being segregated as collateral on options contracts.
The percentage shown for each investment category reflects thevalue of investments in that category as a percentage of total net assets.



-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
September 30, 1995
(Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investment in securities, at value
 (identified cost $127,135,728)                                   $129,743,198
Cash                                                                    17,542
Receivables:
 Investment securities sold                                          2,801,894
 Dividends and interest                                                179,471
Deferred organization expenses, net                                     83,053
Other assets                                                            46,474
                                                                  ------------
TOTAL ASSETS                                                       132,871,632
                                                                  ------------

LIABILITIES:
Options written, at value /(a)/                                         51,425
Payables:
 Investment securities purchased                                     2,086,258
 Investment advisory fees                                               64,770
 Administration fees                                                    16,193
 Custodian fees                                                         10,354
 Transfer agent fees                                                     4,318
 Organization cost payable                                              85,922
Accrued expense and other liabilities                                   43,432
                                                                  ------------
TOTAL LIABILITIES                                                    2,362,672
                                                                  ------------

NET ASSETS:
Paid-in capital                                                    127,642,203
Accumulated undistributed net investment income                        377,092
Accumulated net realized loss on investment
 and option transactions                                              (127,154)
Net unrealized gain on investments and options                       2,616,819
                                                                  ------------
NET ASSETS                                                        $130,508,960
                                                                  ------------

Total shares of beneficial interest outstanding,
 $.001 par value (50,000,000 shares authorized)                      8,509,169
Net asset value, offering and redemption price
 per institutional share (net assets/shares outstanding)                $15.34
                                                                  ------------

/(a)/  Premium received is $60,774.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
Statement of Operations
For the Period Ended September 30, 1995 /(a)/
(Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends                                                        $  479,134
Interest                                                             81,161
                                                                 ----------
TOTAL INCOME                                                        560,295
                                                                 ==========
EXPENSES:
Investment adviser fees                                             129,320
Administration fees                                                  32,330
Professional fees                                                    17,173
Registration fees                                                    17,159
Custodian fees                                                       10,354
Transfer agent fees                                                   8,621
Printing fees                                                         3,878
Amortization of deferred organization expenses                        2,869
Director fees                                                           214
Other                                                                 2,394
                                                                 ----------
TOTAL EXPENSES                                                      224,312
Less--Expenses reimbursable by GSAM                                 (41,109)
                                                                 ----------
NET EXPENSES                                                        183,203
                                                                 ----------
NET INVESTMENT INCOME                                               377,092
                                                                 ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
 OPTION TRANSACTIONS:
Net realized loss on investment and option transactions            (127,154)
Net change in unrealized gain on investments and options          2,616,819
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $2,866,757
                                                                 ==========

/(a)/ For the period from August 1, 1995 (commencement of operations) to September 30, 1995.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
Statement of Change in Net Assets
For the Period Ended September 30, 1995 /(a)/
(Unaudited)
--------------------------------------------------------------------------------



FROM OPERATIONS:
Net investment income                                                       $    377,092
Net realized loss on investment and option transactions                         (127,154)
Net change in unrealized gain on investments and options                       2,616,819
                                                                            ------------
Net increase in net assets resulting from operations                           2,866,757
                                                                            ------------

FROM INSTITUTIONAL SHARE TRANSACTIONS:                           SHARES
Proceeds from sales of shares                                   8,555,611    128,349,674
Cost of shares repurchased                                        (46,442)      (707,471)
                                                                ---------   ------------
Net increase in net assets resulting from share transactions    8,509,169    127,642,203
                                                                ---------   ------------
Total increase                                                               130,508,960

NET ASSETS:
Beginning of period                                                                    0
                                                                            ------------
End of period                                                               $130,508,960
                                                                            ============
Accumulated undistributed net investment income                             $    377,092
                                                                            ============

/(a)/ From the period from August 1, 1995 (commencement of operations) to September 30, 1995.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
Financial Highlights
Selected Data for an Institutional Share Outstanding Throughout the Period (a) (Unaudited)
--------------------------------------------------------------------------------

Net asset value, beginning of period                                $15.00
Income from investment operations:
Net investment income                                                 0.04
Net realized and unrealized gain on investments and options           0.30
Total income from investment operations                               0.34
Net increase in net asset value                                       0.34
Net asset value, end of period                                      $15.34
Total return (b)                                                      2.27%
Ratio of net expenses to average net assets                           0.85%(c)
Ratio of net investment income to average net assets                  1.75%(c)
Portfolio turnover rate                                              37.84%
Net assets at end of period                                   $130,508,960
Ratios assuming no waiver of fees or expense limitations:

Ratio of expenses to average net assets                               1.04%(c)

Ratio of net investment income to average net assets                  1.56%(c)

(a) For the period from August 1, 1995 (commencement of operations) to September 30, 1995.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)  Annualized.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
Notes to Financial Statements
September 30, 1995
(Unaudited)
--------------------------------------------------------------------------------
1. ORGANIZATION

Goldman Sachs Mid-Cap Equity Fund ("the Fund") is a separate diversified portfolio of Goldman Sachs Equity Portfolios, Inc. (the "Company"). The Company consists of eight funds and is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers two classes of shares - Institutional shares and Administration shares. The Administration shares of the Fund have not commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies followed by the Fund which are in conformity with those generally accepted in the investment company industry:

A. Investment Valuation
   --------------------
Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued at their last sale or closing price on the principal exchange on which they are traded or NASDAQ, on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Directors of the Company.

B. Securities Transactions and Investment Income
   ---------------------------------------------

Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date. Dividends for which the Funds have the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is determined on a basis of interest accrued, premium amortized and discount earned.

C. Federal Taxes
   -------------
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist.

D. Deferred Organization Expenses
   ------------------------------
Organization-related costs are being amortized on a straight-line basis over a period of five years.

E. Expenses
   --------
Expenses incurred by the Company which do not specifically relate to an individual fund of the Company are allocated to the funds based on each fund's relative average net assets for the period.

F. Option Accounting Principles
   ----------------------------
When the Fund writes call or puts options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the

Goldman Sachs Mid-Cap Equity Fund
-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
September 30, 1995
(Unaudited)
-------------------------------------------------------------------------------
security which the Fund purchases upon exercise. In the case of index options, there is a risk of loss from a change in value of such options which may exceed the related premiums received.

Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

3. AGREEMENTS
Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement. Under the Investment Advisory Agreement, GSAM, subject to the general supervision of the Company's Board of Directors, manages the Fund's portfolio. As compensation for the services rendered under the Advisory Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .60% of the Fund's average daily net assets.

 GSAM also acts as the Fund's administrator pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Fund's business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreement, the Fund pays GSAM a fee, computed daily and payable monthly, at an annual rate equal to .15% of the Fund's average daily net assets.

 Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Expenses" (excluding advisory, administration and transfer agent fees and litigation, indemnification, taxes, interest, brokerage commissions and extraordinary expenses) until further notice to the extent such expenses exceed
 .06% of the average daily net assets of the Fund. The amount reimbursable to the Fund at September 30, 1995 is approximately $41,000 and is reflected in "Other Assets" in the accompanying Statement of Assets and Liabilities.

 Goldman Sachs serves as the Distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs also serves as the Transfer Agent of the Fund for a fee.

4. PORTFOLIO SECURITIES TRANSACTIONS
 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and options written) for the period August 1, 1995 to September 30, 1995 were $165,823,352 and $46,863,828, respectively.

 For the period August 1, 1995 to September 30, 1995, option transactions in the Fund were as follows:

                                                         Call Options
                                                         ------------
                                        Number of         Premiums
Options Written                         Contracts         Received
------------------------------------------------------------------------
Balance outstanding,
 beginning of period                           --                     --

Options written                             1,100                178,750
Options purchased                            (726)              (117,976)
-------------------------------------------------------------------------
Balance outstanding,
 end of period                                374                 60,774
-------------------------------------------------------------------------
 Certain risks arise related to written call or put options from the possible inability of counterparties to meet terms of their contracts.

5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Fund's custodian, or at sub-custodians. GSAM monitors the market value of the underlying securities by pricing them daily.

Goldman Sachs Mid-Cap Equity Fund
-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
September 30, 1995
(Unaudited)
-------------------------------------------------------------------------------
6. JOINT REPURCHASE AGREEMENT ACCOUNT
 The Fund, together with other registered investment companies having advisory agreements with GSAM, transfer uninvested cash balances into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations. At September 30, 1995, the Mid-Cap Equity Fund had a 1.63% undivided interest in the repurchase agreements in the following joint account which equaled $8,200,000 in principal amount. At September 30,1995, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

Principal     Interest       Maturity           Amortized
Amount         Rate            Date               Cost
-----------------------------------------------------------
Lehman Government Securities, dated 09/29/95,
 repurchase price $410,227,208 (U.S. Treasury
 Notes: $418,104,495, 5.50%-8.87%,
 03/31/00-02/15/01)
$410,000,000   6.65%        10/02/95           $ 410,000,000
Lehman Government Securities, dated 09/29/95,
 repurchase price $94,147,050 (U.S. Treasury
 Notes: $95,936,877, 7.50%-8.00%,
 02/15/01-11/15/01)
 94,100,000    6.00         10/02/95              94,100,000
------------------------------------------------------------
Total Joint Repurchase Agreement Account       $ 504,100,000
------------------------------------------------------------

7. OTHER MATTERS

On August 1, 1995, the Fund, in an interportfolio trade with the Goldman Sachs Capital Growth Fund, purchased securities valued at approximately $105,460,000 related to shareholder exchanges into the Fund.

------------------------------------------------------------------------------
This Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Mid-Cap Equity Fund Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
-------------------------------------------------------------------------------

Goldman Sachs
One New York Plaza
New York, NY  10004



DIRECTORS
Paul C. Nagel, Jr., Chairman
Ashok N. Bakhru
Marcia L. Beck
David B. Ford
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS
Marcia L. Beck, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary



GOLDMAN SACHS
Investment Advisor, Administrator,
Distributor and Transfer Agent